                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04782

                               HSBC INVESTOR FUNDS
               (Exact name of registrant as specified in charter)

                                452 FIFTH AVENUE
                               NEW YORK, NY 10018
                    (Address of principal executive offices)

                                BISYS FUND SERVICES
                                3435 STELZER ROAD
                                COLUMBUS, OH 43219
                     (Name and address of agent for service)

             Registrant's telephone number, including area code: 1-800-782-8183

             Date of fiscal year end: October 31, 2005

             Date of reporting period: April 30, 2005

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 'SS' 3507.

Item 1. Reports to Stockholders.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

-----------------------------------------------------------------------------

                            Semi-Annual Report

[GRAPHIC]                       HSBC Investor
                                Family of Funds

                                April 30, 2005

                                HSBC Investor Limited Maturity Fund

                                HSBC Investor Fixed Income Fund
                                HSBC Investor Bond Fund

                                HSBC Investor New York
                                Tax-Free Bond Fund

                                HSBC Investor Growth Fund
                                HSBC Investor Value Fund

                                HSBC Investor Growth and Income Fund

                                HSBC Investor Mid-Cap Fund

                                HSBC Investor International Equity Fund
                                HSBC Investor Overseas Equity Fund

                                HSBC Investor Small Cap Equity Fund
                                HSBC Investor Opportunity Fund

                             [HSBC LOGO]

-----------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

HSBC Investor Family of Funds
Semi-Annual Report - April 30, 2005

Glossary of Terms

Chairman's Message.................................     1
Commentary From the Investment Manager.............     2
Portfolio Reviews..................................     4
Schedules of Portfolio Investments
       HSBC Investor New York Tax-Free Bond Fund...    24
       HSBC Investor Growth and Income Fund........    27
       HSBC Investor Mid-Cap Fund..................    28
Statements of Assets and Liabilities...............    29
Statements of Operations...........................    31
Statements of Changes in Net Assets................    33
Financial Highlights...............................    45
Notes to Financial Statements......................    57
Table of Shareholder Expenses......................    68
Shareholder Meeting Results........................    71

HSBC Investor Portfolios
Schedules of Portfolio Investments
      HSBC Investor Limited Maturity Portfolio.....    73
      HSBC Investor Fixed Income Portfolio.........    75
      HSBC Investor Growth Portfolio...............    78
      HSBC Investor Value Portfolio................    79
      HSBC Investor International Equity Portfolio.    80
      HSBC Investor Small Cap Equity Portfolio.....    83
Statements of Assets and Liabilities...............    84
Statements of Operations...........................    86
Statements of Changes in Net Assets................    88
Financial Highlights...............................    91
Notes to Financial Statements......................    92
Table of Shareholder Expenses......................   101
Shareholder Meeting Results........................   103

Glossary of Terms
------------------------------------------------------------------------------

Gross Domestic Product Growth (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

Lehman Brothers New York Municipal Bond Index is an index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

Lipper General Bond Funds Average is comprised of managed funds that do not have quality or maturity restrictions. The Funds primary goal is to keep the bulk of the portfolio's assets in corporate and government debt issues.

Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Large-Cap Core Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

Lipper Large-Cap Core Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper Large-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper Mid-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper Multi-Cap Value Funds Average represents returns based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Lipper N.Y. Municipal Debt Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

Morgan Stanley Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

NASDAQ Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

The Russell Universe - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

Russell MidCap'r' Growth Index is an unmanaged index which measures the performance of securities found in the Russell universe that fall in the mid-range sector.

Russell 1000'r' Growth Index is an unmanaged index which measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

Russell 1000'r' Value Index is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2500'r' Growth Index is an unmanaged index of the companies in the Russell 2500'r' Index (the 2,500 smallest companies in the Russell 3000'r' Index) with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500 Index (S&P 500) is an unmanaged index that measures the performance of the stock market as a whole.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

                                                             Chairman's Message
-------------------------------------------------------------------------------

Dear Fellow Shareholders:

Recent developments in corporate governance underscore the importance of diligence by all parties involved in managing mutual funds. The Board of Trustees of the HSBC Investor Funds takes very seriously the issues faced by the industry, especially those demanding higher standards of conduct.

The Board is working closely with Fund Managers and Advisors to ensure that your funds continue to comply with all pertinent laws and regulatory requirements on issues such as contract renewals, fee structures and appropriate expenditures needed to maintain the funds effectively.

While maintaining the integrity of the Funds' financial and managerial activities, the Board takes seriously its responsibility to deliver superior performance. The Board continuously reviews investment practices and results in order to guarantee that the Funds' investments reflect the objectives stated in the prospectus and that performance shows steady improvement. We are also working with management and counsel to evaluate the performance of all parties, including investment managers, service providers and our own activities.

We believe that clear communication will help develop and maintain your confidence. We look forward to continuing to communicate with you-the Funds' most important asset. If you have any questions, suggestions or concerns, please contact us through the Funds at:

        HSBC Investor Funds
        PO Box 182845
        Columbus, OH 43218-2845

All of us who are involved in managing the HSBC Investor Funds welcome your participation; and, especially on behalf of the Board, we thank you for your continuing involvement.

Yours truly,


Larry M. Robbins
Larry M. Robbins
Chairman

                                              HSBC INVESTOR FAMILY OF FUNDS  1

Commentary From the Investment Manager
-------------------------------------------------------------------------------

HSBC Investments (USA) Inc.


U.S. Economic Review

The United States economy generated solid growth during the six-month period ended April 30, 2005. Healthy consumer and business spending helped offset the negative influences of high energy prices and rising interest rates.

The Federal Reserve Board (the "Fed") prior to the period had gradually increased its target federal funds rate, in an effort to prevent the kind of excessive monetary stimulus that could lead to higher inflation. That reduction in stimulus combined with rising oil prices to restrain the economy leading into this period. Nonetheless, economic data in November indicated that the economy was growing faster than had been anticipated, as low mortgage rates continued to buttress strong consumer spending. Gross domestic product ("GDP")(1) increased by an annualized rate of 3.8% during the fourth quarter of 2004 and by 4.4% for 2004 as a whole.

Oil prices declined in November and December, but resumed their increases during 2005. Higher energy prices acted as a brake on the economy, helping prevent a significant rise in inflation. Meanwhile, the Fed maintained its policy of gradually raising short-term interest rates throughout this six-month period. Even so, signs of rising inflation emerged during early spring, as businesses appeared to gain pricing power as they passed higher costs to consumers. The economy appeared to soften around this time, but strong subsequent data suggested that economic growth remained on a solid footing.

Corporate profits were very strong early in the period. Earnings grew 20% during the fourth quarter of 2004, well ahead of the 15.2% consensus estimate. Profit growth moderated during early 2005, as corporations digested slower revenue growth and higher costs. Even so, first-quarter 2005 earnings came in well above consensus estimates. Corporations flush with cash looked to generate top-line growth through mergers and acquisitions. They also increased hiring during the early months of 2005. The unemployment rate dipped to 5.2% as of the end of March.

Global economies produced mixed results during the period. GDP of Eurozone countries grew 1.7% during 2004, weighed down by weaker-than-expected fourth-quarter growth. Those countries' economies are expected to grow slowly during 2005 as well. Economies in Europe suffered from stalled consumer demand, relatively weak export demand and high oil prices. Japan's economy improved slightly during this period, but a leading economic indicator suggested that that economy's growth would slow going forward. China's economy continued to expand at a blistering pace, and Brazil generated its largest GDP increase in recent years.

Market Environment

The stock market rallied during November and December, then declined during the four months through April. A number of factors sparked stocks' early surge. The resolution of political uncertainty following the presidential election helped clear investors' outlook, and economic data and earnings reports came in stronger than expected. Meanwhile, declining oil prices during late 2004 appeared to reduce the chance that energy costs would imperil economic growth. Nearly all stock-market sectors generated strong gains during November and December, and the major market indices closed 2004 at their highest levels in more than three years.

Oil prices' renewed rise during January encouraged investors to take profits. Investors also sold stocks on fears of slowing profit growth, which were reinforced when several technology and telecommunications services announced weak results. Stocks gained slightly in February, as mergers and acquisitions activity picked up and energy stocks surged on continued strength in oil prices. The market declined during March and April, however, as investors worried about slowing profit growth, higher interest rates, inflation, possible weakness in consumer spending and the ongoing effects of higher oil prices.

Value stocks generally outperformed growth across all size categories, from small-cap to large-cap. Value's superior performance stemmed in part from the surge in energy stocks, and also got a boost from investors' preference for dividend-paying securities. Strong gains among chemical, tobacco and utilities stocks also boosted value indices' returns. Meanwhile, shares of technology firms suffered from soft demand, while rising interest rates weighed on financial-services stocks. Large-cap stocks took over market leadership from small-cap stocks, marking a significant trend reversal.

European markets produced some of the strongest dollar-denominated returns among developed foreign countries. Asian markets generated solid gains in local currencies. Their currencies declined against the dollar during the first quarter of 2005, however, diminishing returns for U.S. investors. Emerging markets generally produced healthy gains during the period.



2  HSBC INVESTOR FAMILY OF FUNDS

------------------------------------------------------------------------------

HSBC Investments (USA) Inc.

Bonds performed poorly during the six months through April. Rising short-term interest rates pushed up yields on short-term bonds, causing their prices to decline. Yields on long-term bonds were flat or down during much of the period, but climbed significantly during early spring after investors became concerned about signs of rising inflation.

High-yield corporate bonds suffered from major automakers' profit warnings and credit downgrades during the spring of 2005. Those developments also hurt emerging markets bonds and other credit-sensitive instruments. Bonds that tend to hold up well during periods of rising interest rates, such as mortgage-backed securities and floating-rate loans, generally outperformed other fixed-income issues.

(1) For additional information, please refer to the Glossary of Terms.

                                               HSBC INVESTOR FAMILY OF FUNDS  3

Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Limited Maturity Fund
(Class A Shares, B Shares, C Shares and Y Shares)


by John B. Cuccia
Portfolio Manager
HSBC Investments (USA) Inc.

The HSBC Investor Limited Maturity Fund (the "Fund") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio").

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The Fund returned 0.24%, (without sales charge) for the Class A Shares and 0.26% for the Class Y Shares during the six month period ended April 30, 2005. That compared to a return of 0.62% for the Lehman Brothers Intermediate Aggregate Bond Index.

Past performance is no guarantee of future results.

The economy continued to expand at a moderate pace during the 4th quarter of 2004 and 1st quarter of 2005 growing at a rate of 3.8% and 3.5%, respectively. The Federal Reserve Board (the "Fed") maintained a gradual approach to raising the target federal funds rate increasing the target rate by 25 basis points (0.25%) at each meeting since the Fed's first increase of the current cycle, which began on June 30, 2004. On a cumulative basis, the Fed has increased the target fed funds rate by 200 basis points (2.00%) with the last increase in the target rate occurring on May 3, 2005.

The yields on most short-dated U.S. Treasury securities increased in lock step with the federal funds rate rising by about 1% from October 31, 2004 to April 30, 2005. The yield on the three-month U.S. Treasury Bill closed at 2.9% on April 30, while the yield on the two-year U.S. Treasury security ended at 3.65%. Changing investor expectations about inflationary pressures and the level of economic activity caused intra-period volatility, but weaker economic indicators in April led investors to reduce the inflation risk premium embedded in intermediate and long-term U.S. Treasury securities. As a result, the yield curve continued to flatten with the yield on the thirty-year U.S. Treasury security declining by 30 basis points (0.30%) to end the period at 4.51%. The yield on the five-year U.S. Treasury increased 59 basis points (0.59%) to 3.90% and the yield on the ten-year U.S. Treasury security increased 15 basis points (0.15%) to 4.20%.

Despite strong performance through February, corporate bonds ended the period with poor relative performance as yield premiums increased among most corporate bonds. A confluence of factors including disappointing operating performance by companies within the automotive sector and a greater focus on shareholder value by many companies led investors to demand higher yield premiums. General Motors and Ford provided the biggest drag on the corporate bond market as both companies announced disappointing results and reduced expectations for the full year. The rise in corporate yield premiums filtered through to other market sectors as investors realigned valuations across sectors. Though the government-related and securitized sectors experienced the ripple effects of widening in corporate bond yield premiums, these sectors were able to outpace, on a duration-adjusted basis, the return provided by U.S. Treasury securities during the period.*

Performance Review

A defensive duration position, a barbelled yield curve strategy, higher-than benchmark position in mortgage-backed securities and a neutral weighting in corporate bonds all benefited the fund's absolute and relative-to-benchmark total return over the semi-annual period. The stable cash flow provided by the Fund's investment in mortgage securities also contributed to performance as mortgage backed securities outperformed U.S. Treasury securities on duration weighted basis. Price declines from the rise in yields on short-to-intermediate U.S. Treasuries and the widening yield premiums in certain corporate bonds held in the fund detracted from relative performance during the period. As corporate bond yield premiums rose in March and April, we increased our target weighting to 30% with opportunistic purchases of select corporate issuers such as Berkshire Hathaway, GE, May Department Stores, Merck and Time Warner. Additionally, as the spread between the ten-year and thirty-year U.S. Treasury declined, we transitioned the Fund to a neutral yield curve strategy from our barbelled position.*



4  HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Limited Maturity Fund - As of April 30, 2005

Going forward we will continue to position the portfolio defensively. We believe that current income levels do not adequately cushion fixed income investors against the prospect of price declines that would occur with a rise in interest rates. As a result, we have positioned the portfolio with a lower sensitivity to a change in interest rates than that of the Funda(euro)'TM's benchmark. We also remain concerned about the level of yield premiums on corporate bonds and securitized debt. While we are positioned defensively, we continue to find select opportunities as outlined above with the recent corporate bond purchases. It is in periods like now, that we believe it is important to remind our investors of the benefits of active management. Current valuations allow us to construct a portfolio where, we believe, the investor is less exposed to some of the risks in the market.*

* Portfolio composition is subject to change.

Fund Performance                                                     Average Annual Return
--------------------------------------------------------------------------------------------------------
As of April 30, 2005                                   Inception      6       1        3        Since
                                                         Date       Month    Year     Year    Inception
--------------------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class A(1)          2/7/01     -4.50%   -1.63%    2.61%     3.57%
--------------------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class B(2)         2/15/01     -4.14%   -1.52%    2.91%     3.96%
--------------------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class C(3)         2/13/01     -1.10%    1.56%    3.56%     3.93%
--------------------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class Y            1/23/01      0.26%    3.47%    4.56%     5.15%
--------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Aggregate Bond Index           --      0.62%    4.27%    5.12%       --
--------------------------------------------------------------------------------------------------------
Lipper Intermediate Investment-Grade Funds Average(4)       --      0.75%    4.51%    5.27%       --
--------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the contingent deferred sales charge (maximum of 4.00%).
(3) Reflects the contingent deferred sales charge (maximum of 1.00%).
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged index generally representative of investment-grade issues with maturities between three and ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                               HSBC INVESTOR FAMILY OF FUNDS  5

Portfolio Reviews
------------------------------------------------------------------------------

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund (Class A Shares, B Shares and C Shares) by Jerry Samet
Senior Portfolio Manager
HSBC Investments (USA) Inc.

The HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as a "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the "Portfolio").

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

For the six month period ended April 30, 2004, the shares of the HSBC Investor Fixed Income Fund produced a 1.29% total return, and the Class A Shares of the HSBC Investor Bond Fund returned 1.11% (without sales charge). That compared favorably to the return of 0.98% provided by the Lehman Brothers U.S. Aggregate Bond Index.

Past performance is no guarantee of future results.

The economy continued to expand at a moderate pace during the 4th quarter of 2004 and 1st quarter of 2005 growing at a rate of 3.8% and 3.5%, respectively. The Federal Reserve Board (the "Fed") maintained a gradual approach to raising the target federal funds rate increasing the target rate by 25 basis points (0.25%) at each meeting since the Fed's first increase of the current cycle, which began on June 30, 2004. On a cumulative basis, the Fed has increased the target fed funds rate by 200 (2.00%) basis points with the last increase in the target rate occurring on May 3, 2005.

The yields on most short-dated U.S. Treasury securities increased in lock step with the federal funds rate rising by about 1% from October 31, 2004 to April 30, 2005. The yield on the three-month U.S. Treasury Bill closed at 2.9% on April 30, while the yield on the two-year U.S. Treasury security ended at 3.65%. Changing investor expectations about inflationary pressures and the level of economic activity caused intra-period volatility, but weaker economic indicators in April led investors to reduce the inflation risk premium embedded in intermediate and long-term U.S. Treasury securities. As a result, the yield curve continued to flatten with the yield on the thirty-year U.S. Treasury security declining by 30 basis points (0.30%) to end the period at 4.51%. The yield on the five-year U.S. Treasury increased 59 basis points (0.59%) to 3.90% and the yield on the ten-year U.S. Treasury security increased 15 basis points (0.15%) to 4.20%.

Despite strong performance through February, corporate bonds ended the period with poor relative performance as yield premiums increased among most corporate bonds. A confluence of factors including disappointing operating performance by companies within the automotive sector and a greater focus on shareholder value by many companies led investors to demand higher yield premiums. General Motors and Ford provided the biggest drag on the corporate bond market as both companies announced disappointing results and reduced expectations for the full year. The rise in corporate yield premiums filtered through to other market sectors as investors realigned valuations across sectors. Though the government-related and securitized sectors experienced the ripple effects of widening in corporate bond yield premiums, these sectors were able to outpace, on a duration-adjusted basis, the return provided by U.S. Treasury securities during the period.*

Performance Review

A defensive duration position, a barbelled yield curve strategy and a neutral weighting in corporate bonds all benefited the fund's absolute and relative-to-benchmark return over the semi-annual period. Price declines from the rise in yields on short-to-intermediate U.S. Treasuries and the widening of corporate bond yield premiums were cushioned by the fund's income return. As corporate bond yield premiums rose in March and April, we increased our target weighting to 30% with opportunistic purchases of select corporate issuers such as Berkshire Hathaway, GE, May Department Stores, Merck and Time Warner. Additionally, as the spread between the ten-year and thirty-year U.S. Treasury declined, we transitioned the Fund to a neutral yield curve strategy from our barbelled position.*

Going forward we will continue to position the portfolio defensively. We believe that current income levels do not adequately cushion fixed income investors against the prospect of price declines that would occur with a rise in



6   HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund - As of April 30, 2005

interest rates. As a result, we have positioned the portfolio with a lower sensitivity to a change in interest rates than that of the Fund's benchmark. We also remain concerned about the level of yield premiums on corporate bonds and securitized debt. While we are positioned defensively, we continue to find select opportunities as outlined above with the recent corporate bond purchases. It is in periods like now, that we believe it is important to remind our investors of the benefits of active management. Current valuations allow us to construct a portfolio where, we believe, the investor is less exposed to some of the risks in the market, and, as a result, the investor is positioned to earn above benchmark returns over the market cycle.

* Portfolio composition is subject to change.

Fund Performance                                                         Average Annual Return
-----------------------------------------------------------------------------------------------------
                                            Inception      6        1        5       10       Since
As of April 30, 2005                          Date       Month     Year     Year    Year    Inception
-----------------------------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund               1/9/95     1.29%     5.34%    7.38%    6.95%    7.28%
-----------------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class A(1)           8/26/96    -3.71%     0.02%    5.83%      --     5.62%
-----------------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class B(2)            1/6/98    -3.23%     0.14%    6.05%      --     4.72%
-----------------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class C(3)           11/4/98    -0.16%     3.25%    6.08%      --     4.78%
-----------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index         --     0.98%     5.26%    7.49%    7.14%      --
-----------------------------------------------------------------------------------------------------
Lipper General Bond Funds Average(4)              --     0.78%     4.30%    6.18%    7.22%      --
-----------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the contingent deferred sales charge (maximum of 4.00%).
(3) Reflects the contingent deferred sales charge (maximum of 1.00%).
(4) For additional information, please refer to the Glossary of Terms.

The Funds are measured against the Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.


                                                HSBC INVESTOR FAMILY OF FUNDS  7

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor New York Tax-Free Bond Fund
(Class A Shares, B Shares, C Shares and Y Shares)

by Jerry Samet
Senior Fixed Income Portfolio Manager
HSBC Investments (USA) Inc.

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

Market Commentary

The Fund delivered a total return of 0.93% (without sales charge) for Class A Shares and 1.06% for Class Y Shares for the six month period ended April 30, 2005. That compared to 1.74% for the Fund's benchmark, the Lehman Brothers New York Municipal Bond Index.

Past performance is no guarantee of future results.

For the six month period, the municipal market outperformed the taxable market on a pre-tax total return basis. The return of the Lehman Brothers Muni Bond Index(4) was 1.93% while the return of the Lehman Brothers U.S. Aggregate Index(4) was 0.98%. Relative outperformance in the municipal market came despite the municipal market having a duration that on average was approximately 8% longer than that of the Lehman Brothers Aggregate over the course of the period. The outperformance highlighted the change in shape of the yield curve over the period. Treasury as well as municipal yield curves flattened dramatically with yields on two-year and five-year Treasuries moving 110 (1.10%) and 61 basis points (0.61%) higher. In contrast, the Ten-year was just 17 basis points (0.17%) higher while thirty-year bonds actually moved 28 basis points (0.28%) lower. In tax-exempts, two-year municipal yields were 87 basis points (0.87%) higher; five-year municipals were 42 basis points (0.42%) higher. Ten-year municipal yields moved 22 basis points (0.22%) higher while thirty-year bonds were 10 basis points (0.10%) lower. However, the composition of the municipal index is more heavily weighted toward longer-term securities along the yield curve. Approximately 56% of its term-structured weighting is composed of securities beyond ten years while the Lehman Brothers Aggregate possesses only 13% of its holdings beyond 10 years.

The Fund's duration at the beginning of the period approximated 94% of benchmark but over the period gravitated down to 88% of benchmark and was one of the key factors that helped drive the Fund's strong performance relative to benchmark. The portfolio also maintained a barbelled position, which helped performance as the longer and shorter portions of the curve outperformed the intermediate portion of the curve. However, negatively impacting performance was the portfolio's high credit quality profile. This tended to take away from performance as many lower rated credits outperformed due to increased revenue flows to municipal authorities and improved municipal balance sheets. This manifested itself in the positive upgrade to downgrade ratio from the rating agencies. An example of lower rated credit, favorable developments in tobacco litigation helped drive the IDR/PCR sector (Baa2 average rating) to outperform the broader Revenue Bond Index (Aa2 average rating) by 488 basis points (4.88%).*

Fiscal year 2004 saw state tax revenues grow by 7.5%. Other than 1992 this was the largest increase in nominal growth on record. After adjusting for the impact of inflation and tax increases the growth rate increased by 3.2% after two straight years of decline. Revenue sources were broad based as personal income taxes, corporate income taxes and sales tax revenues all increased together for the first time since fiscal year 2000. However, we remain concerned about deteriorating fundamentals. Structural headwinds going forward include Medicaid spending which once again is expected to show double digit increases. Additionally, increases in education spending, employee health care and pension liabilities will pressure local governments. Also, recently there has been an increased dependency upon one-time budget items that are non-recurring to fix municipal balance sheets. Furthermore, with many local municipal authorities having just gone through a period of tax increases the political capital for further increases may have been spent. Going forward New York municipalities will be faced with either raising taxes or cutting spending in order to bring about fiscal balance owing to the fact that state revenues are still approximately 8% lower than their highs achieved in 2000.



8  HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor New York Tax-Free Bond Fund - As of April 30, 2005

Once again the State of New York was a proxy of fundamental credit conditions across the country. Moodys put the state's rating as well as its appropriated debt on positive outlook. At A2 by Moodys and AA by S&P, New York remains the lowest rated state in the nation with the exception of California. New York City, the second largest municipal issuer behind the State of California, also received an upgrade by Moodys to A1. These two major upgrades were enough to upgrade the average rating of the Lehman Brothers New York Municipal Bond Index from AA2 to AA1.'D'

We believe the portfolio remains positioned for a rising yield environment and a flattening yield curve. We would suspect that over the next three to four months the spread between five and ten year municipals is likely to flatten from the present 56 to an approximate spread range of 35-40. The portfolio will continue to barbell. We will continue to overweight the 10-20 year portion of the yield curve, which could perform well in a rising yield environment on a duration-adjusted basis relative to the five-year portion of the yield curve. From a quality standpoint the portfolio will continue to overweight insured and higher quality paper.*

'D' Standard and Poor or Moody's Fund Ratings represent an opinion only, not a recommendation to buy or sell.

  * Portfolio composition is subject to change.

Fund Performance                                                              Average Annual Return
------------------------------------------------------------------------------------------------------
                                                     Inception       6        1        5      Since
As of April 30, 2005                                    Date       Month     Year     Year   Inception
------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class A(1)    5/1/95     -3.82%   -0.08%    4.81%    5.02%
------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class B(2)    1/6/98     -3.41%    0.21%    5.06%    3.92%
------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class C(3)   11/4/98     -0.43%    3.10%    5.02%    3.62%
------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class Y       7/1/96      1.06%    5.15%    6.11%    5.57%
------------------------------------------------------------------------------------------------------
Lehman Brothers New York Municipal Bond Index               --      1.74%    6.48%    6.97%      --
------------------------------------------------------------------------------------------------------
Lipper New York Municipal Debt Funds Average(4)             --      1.75%    6.13%    6.32%      --
------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the contingent deferred sales charge (maximum of 4.00%).
(3) Reflects the contingent deferred sales charge (maximum of 1.00%).
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Lehman Brothers New York Tax Exempt Index, an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                                HSBC INVESTOR FAMILY OF FUNDS 9

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Growth Fund

(Class A Shares, B Shares, C Shares and Y Shares)

by Phil Sanders, Senior Vice President/Portfolio Manager, CFA and
Dan Becker, Senior Vice President/Portfolio Manager, CFA
Waddell & Reed Investment Management Company

The HSBC Investor Growth Fund (the "Fund") is part of a "master/feeder" fund structure and invests all of its assets in the HSBC Investor Growth Portfolio, which acts as the master fund. Waddell & Reed Investment Management Company (Waddell & Reed) is the sub-adviser to the Fund. Waddell and Reed's large cap growth strategy seeks to identify quality firms with strong potential for long term profitability and long term earnings growth.

The Fund seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Market Commentary

The Fund delivered a total return of 0.49% (without sales charge) for Class A Shares and 0.60% for the Class Y Shares for the six month period ended April 30, 2005. That compared to a 1.14% return for the Fund's benchmark, the Russell 1000'r' Growth Index.

Past performance is no guarantee of future results.

Large-cap growth stocks posted solid gains early in the period, after the resolution of the presidential election removed uncertainties that had clouded investors' outlooks. Large growth stocks pulled back considerably during the second half of this six month period, as higher energy prices, interest rates and commodities costs called into question the sustainability of the economic recovery. That environment led to near-flat returns for both this Fund and its benchmark.

The Fund's sub-advisor began de-emphasizing shares of economically sensitive firms prior to this period, in anticipation of moderating growth in profits and the economy. That approach led the managers to reduce the Funda's technology-sector exposure modestly, to a position smaller than that of the benchmark. The underweight technology stake boosted returns relative to the benchmark, as technology stocks did not keep pace with the index during this period. Furthermore, the focus on shares of firms that could provide reliable earnings growth helped the Fund's technology allocation outperform the technology stocks in the benchmark.*

Stock selection within the financial-services sector also strengthened the Funda's relative returns. The managers focused on shares of capital-markets firms, student loan providers and asset managers, rather than interest-rate sensitive bank stocks. That emphasis helped the Fund's financial-services stocks outperform the financial stocks in the index by a wide margin:
Financial-services stocks in the Russell 1000'r' Growth Index lost approximately 5% during this period, while the Fund's financials stake gained roughly 5%.

An underweight position in the relatively strong-performing health care sector weighed on returns against the benchmark, while selection of health-care stocks also dragged on relative performance. This Fund emphasizes shares of firms with strong competitive advantages and high profit margins. Within health care this approach typically leads the Fund to hold shares of medical device and pharmaceuticals companies, as opposed to hospitals and other medical services firms. That positioning hurt relative performance during this six month period, as hospitals and medical services stocks led the health care sector.*

Stock selection in the consumer discretionary sector also dampened relative gains. The sub-advisor focused in that sector on shares of firms with strong franchises, but some of those stocks suffered due to fears about potential weakness in consumer spending.

* Portfolio composition is subject to change.

10 HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Growth Fund - As of April 30, 2005


Fund Performance                                               Aggregate Return
-------------------------------------------------------------------------------
                                             Inception       6          Since
As of April 30, 2005                           Date        Month      Inception
-------------------------------------------------------------------------------
HSBC Investor Growth Fund Class A(1)           5/10/04     -4.53%      -4.53%
-------------------------------------------------------------------------------
HSBC Investor Growth Fund Class B(2)           5/10/04     -3.92%      -4.32%
-------------------------------------------------------------------------------
HSBC Investor Growth Fund Class C(3)           5/10/04     -0.84%      -1.24%
-------------------------------------------------------------------------------
HSBC Investor Growth Fund Class Y              5/10/04      0.60%       0.68%
-------------------------------------------------------------------------------
Russell 1000'r' Growth Index                        --     -1.14%         --
-------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average(4)            --      0.93%         --
-------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge (maximum of 4.00%).
(3) Reflects the contingent deferred sales charge (maximum of 1.00%).
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Russell 1000'r' Growth Index, an unmanaged index which measures the performance of the securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS  11

Portfolio Reviews
-------------------------------------------------------------------------------
HSBC Investor Value Fund
(Class A Shares, B Shares, C Shares and Y Shares)

by Jon D. Bosse, CFA, Chief Investment Officer and
E.C. (Ted) Friedel, CFA, Managing Director
NWQ Investment Management Co., LLC

The HSBC Investor Value Fund (the "Fund") is part of a "master/feeder" fund structure and invests all of its assets in the HSBC Investor Value Portfolio, which acts as the master fund. NWQ Investment Management Company, LLC (NWQ) is the subadviser to the Fund. NWQ seeks undervalued large and mid capitalization companies with identifiable catalysts expected to improve profitability and/or unlock value.

The Fund seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Market Commentary

For the six month period ended April 30, 2005, the shares of the HSBC Investor Value Fund delivered a total return of 5.94% (without sales charge) for the Class A Shares and 6.07% for the Class Y Shares. The Fund's benchmark, the Russell 1000'r' Value Index, returned 6.72%.

Past performance does not guarantee future results.

Early in the period, the Fund's holdings rallied in response to a combination of factors, including attractive security valuations, positive corporate announcements and improved political and economic visibility. However, higher oil prices and the Federal Reserve's acknowledgment of inflation risks for the first time in this business cycle weighed on stock prices during early 2005, offsetting some of the Fund's strong previous gains.

Stock selection played the largest role in boosting the Fund's returns relative to its benchmark index. For example, the Fund held an underweight position in the energy sector, reflecting the sub-advisor's concerns about high valuations in the sector. However, security selection, particularly among shares of energy exploration and production firms, more than offset the negative effect of the underweight position.*

Stock selection in the health care sector also boosted the Fund's performance relative to the benchmark. The Fund held an overweight position in shares of managed-care firms, which benefited from improving fundamentals in that industry.*

The Fund over-weighted technology stocks relative to the Russell 1000 Value Index during this period. Technology shares posted strong gains during the fourth quarter of 2004, but declined during early 2005, as business conditions appeared to deteriorate. The Portfolio's relatively large technology stake weighed on returns relative to the benchmark for the period as a whole.*

* Portfolio composition is subject to change.

12   HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Value Fund - As of April 30, 2005


Fund Performance                                               Aggregate Return
-------------------------------------------------------------------------------
                                             Inception       6          Since
As of April 30, 2005                           Date        Month      Inception
-------------------------------------------------------------------------------
HSBC Investor Value Fund Class A(1)            5/10/04      0.67%       7.58%
-------------------------------------------------------------------------------
HSBC Investor Value Fund Class B(2)            5/10/04      1.51%       8.47%
-------------------------------------------------------------------------------
HSBC Investor Value Fund Class C(3)            5/10/04      4.57%      11.43%
-------------------------------------------------------------------------------
HSBC Investor Value Fund Class Y               5/10/04      6.07%      13.65%
-------------------------------------------------------------------------------
Russell 1000'r' Value Index                         --      6.72%         --
-------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average(4)             --      5.18%         --
-------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge (maximum of 4.00%).
(3) Reflects the contingent deferred sales charge (maximum of 1.00%).
(4) For additional information, please refer to the Glossary of Terms.

The Funds are measured against the Russell 1000'r' Value Index, an unmanaged index generally representative of the performance of small-capitalization stocks. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS   13

Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Growth and Income Fund
(Class A Shares, B Shares, C Shares and Y Shares)

by Thomas D'Auria, CFA
Chief Investment Officer - U.S. Equities
HSBC Investments (USA) Inc.

Effective April 18, 2005, the Fund is being subadvised by Transamerica Investment Management, LLC (TIM). Prior to that, HSBC Investments (USA) Inc. managed the Fund's investments. The following commentary was prepared by HSBC Investments (USA) Inc. incorporating TIM's future outlook.

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The Fund returned 2.44% (without sales charge) for the Class A Shares and 2.53% for the Class Y Shares for the six month period ended April 30, 2005. That compared to a 3.28% return for the S&P 500 Index.

Past performance is no guarantee future results.

The Fund underperformed versus the S&P 500 for the six month period November 2004 through April 30, 2005 due to stock selection. Stock selection for the Information Technology, Energy, Financials, Consumer Staples and Telecom Services sectors detracted from performance as Healthcare and Consumer Discretionary contributed towards performance. Best performing stocks included Well Point Inc., Altria Group, Caremark Rx, Phelps Dodge & Prudential. Poor performing stocks included eBay, Fannie Mae, Qualcomm, Harley-Davidson & BMC Software.*

The major U.S. equity market indices were mixed during the period, as the S&P 500 rose 3.3% during the six month period ended April 30, 2005, while the NASDAQ Composite Index(4) returned -2.70%.

The equity markets traded in a narrow range during most of the period, rising during November and December on the back of strong economic reports and a Republican sweep in the November elections. However, by early January, we had grown concerned that the markets had moved upwards too quickly; and were not surprised to see a pause in the rally, followed by a flat to downwards drift in the past four months. In the face of a Federal Reserve that has boosted short-term rates at eight consecutive Federal Open Market Committee meetings dating back to June 2004, we are encouraged at the resiliency in the equity markets.

While corporate profits remained strong during the first quarter, this was overshadowed by expectations of rapidly slowing growth during the next several quarters along with fears of a "soft patch" in the economy. These concerns helped to pull stocks down from early-year highs.

We have been more optimistic on the equity markets for the past month or so, based on our belief that fears over inflation have peaked, and that energy prices should moderate going forward. We believe lower long rates and milder energy prices could lead to a boost in business activity after the recent slowdown.

We continue to favor stocks with high quality earnings, growing at a moderate pace (stable growers). Those companies with excess cash flows who have the ability to raise payouts are also favored. We believe stable growers could outperform as earnings decelerate.*

We do not think inflation is as worrisome as it is being portrayed in the headlines. Rates are only rising in the U.S. at the short-end. The conundrum Greenspan has talked about is simply long-bond investors focusing on inflation expectations and pricing the long bond accordingly.

Finally, we believe large-caps could outperform the broader market after five years of underperformance. The 50 largest-cap companies are selling in line with small-cap companies for the first time since the mid-90's and we believe these companies are more likely to deliver higher returns over the next few years.*

* Portfolio composition is subject to change.

14   HSBC INVESTOR FAMILY OF FUNDS

                                                             Portfolio Reviews
------------------------------------------------------------------------------

HSBC Investor Growth and Income Fund - As of April 30, 2005

Fund Performance                                                                 Average Annual Return
--------------------------------------------------------------------------------------------------------
                                                      Inception       6        1         3       Since
As of April 30, 2005                                     Date       Month     Year      Year   Inception
--------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class A(1)        4/12/01     -2.67%     -1.68%   -0.33%   -4.00%
--------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class B(2)         4/5/01     -1.82%     -1.23%    0.00%   -2.79%
--------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class C(3)        11/3/03      1.01%      1.72%     N/A     3.76%
--------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class Y            4/2/01      2.53%      3.64%    1.62%   -1.75%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                 --      3.28%      6.33%    4.24%      --
--------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average(4)                    --      0.93%      1.11%    0.38%      --
--------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge (maximum of 4.00%).
(3) Reflects the contingent deferred sales charge (maximum of 1.00%).
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Standard & Poor's 500 Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the investment manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                              HSBC INVESTOR FAMILY OF FUNDS  15

Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Mid-Cap Fund
(Class A Shares, B Shares, C Shares and Trust Shares)

by Thomas D'Auria, CFA
Chief Investment Officer - U.S. Equities
HSBC Investments (USA) Inc.

Effective April 18, 2005, the Fund is being sub-advised by Munder Capital Management (Munder). Prior to that, HSBC Investments (USA) Inc. managed the Fund's investments. The following commentary was prepared by HSBC Investments
(USA) Inc. incorporating Munder's future outlook.

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve a higher rate of return than that generated by the Russell MidCap'r' Growth Index by investing at least 80% of its total assets in stocks of mid-sized companies with market capitalization, at the time of acquisition, falling within the range of the Russell MidCap(R) Growth ($190 million to $13.3 billion).

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

The Fund's Class A Shares posted a return of 5.33% (without sales charge) and 5.40% for the Trust Shares for the six month period ended April 30, 2005. That compares to 4.07% for the Fund's benchmark, the Russell MidCap'r' Growth Index.

Past performance does not guarantee future results.

The Fund outperformed both the benchmark and the peer group during this period due to superior stock selection in the Consumer Discretionary, Financials and Healthcare sectors.*

The major U.S. equity market indices were mixed during the period, as the S&P 500 rose 3.3% during the six-month period ended April 30, 2005, while the NASDAQ Composite Index4 returned -2.70%.

The equity markets traded in a narrow range during most of the period, rising during November and December on the back of strong economic reports and a Republican sweep in the November elections. However, by early January, we had grown concerned that the markets had moved upwards too quickly; and were not surprised to see a pause in the rally, followed by a flat to downwards drift in the past four months. In the face of a Federal Reserve that has boosted short-term rates at eight consecutive Federal Open Market Committee meetings dating back to June 2004, we are encouraged at the resiliency in the equity markets.

While corporate profits remained strong during the first quarter, this was overshadowed by expectations of rapidly slowing growth during the next several quarters along with fears of a "soft patch" in the economy. These concerns helped to pull stocks down from early-year highs.

We have been more optimistic on the equity markets for the past month or so, based on our belief that fears over inflation have peaked, and that energy prices should moderate going forward. We believe lower long rates and milder energy prices could lead to a boost in business activity after the recent slowdown.

We continue to favor stocks with high quality earnings, growing at a moderate pace (stable growers). Those companies with excess cash flows who have the ability to raise payouts are also favored. We believe stable growers could outperform as earnings decelerate.

We do not think inflation is as worrisome as it is being portrayed in the headlines. Rates are only rising in the U.S. at the short-end. The conundrum Greenspan has talked about is simply long-bond investors focusing on inflation expectations and pricing the long bond accordingly.

We anticipate that analysts' expectations for growth will also ratchet down, leading to negative earnings revisions. In an environment of slowing earnings growth and a decline in projected earnings, high quality companies are likely to show relative strength, with cyclical names being more negatively impacted. Our discipline has a strong focus on quality companies, and we believe that the discipline should do relatively well in a stock picker's market.

* Portfolio composition is subject to change.

16  HSBC INVESTOR FAMILY OF FUNDS

                                                             Portfolio Reviews
------------------------------------------------------------------------------

HSBC Investor Mid-Cap Fund - As of April 30, 2005

Fund Performance                                                            Average Annual Return
-------------------------------------------------------------------------------------------------------
                                               Inception        6          1        5         Since
As of April 30, 2005                            Date'D'       Month       Year     Year     Inception
-------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class A(1)            7/1/93       0.11%       2.54%   -2.42%      10.42%
-------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class B(2)            7/1/93       1.02%       2.99%   -2.15%      10.15%
-------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class C(3)            7/1/93       3.87%       5.95%   -2.04%      10.21%
-------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Trust                 7/1/93       5.40%       8.06%   -1.19%      11.25%
-------------------------------------------------------------------------------------------------------
Russell MidCap'r' Growth Index                       --       4.07%       7.05%   -6.15%       9.38%
-------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average(4)               --       1.68%       3.94%   -6.03%       8.21%
-------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge (maximum of 4.00%).
(3) Reflects the contingent deferred sales charge (maximum of 1.00%).
(4) For additional information, please refer to the Glossary of Terms.

'D' Prior to July 1, 2000, HSBC Investments (USA) Inc. managed another pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the Fund since 1993. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1. The CTF was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund.
    If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund is measured against the Russell MidCap'r' Growth Index, an unmanaged index which measures the performance of those Russell securities in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                             HSBC INVESTOR FAMILY OF FUNDS   17

Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund (Class A Shares, B Shares and C Shares) by Kevin F. Simms
Co-CIO International Value Equities and Director of Research--Global and International Value Equities AllianceBernstein Investment Research and Management

The HSBC Investor International Equity Fund and the HSBC Investor
Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs Bernstein, a unit of AllianceBernstein Investment
Research and Management as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Market Commentary

For the six month period ended April 30, 2005, the shares of the HSBC Investor International Equity Fund produced a 8.71% return, and the Class A Shares of the HSBC Investor Overseas Equity Fund returned 8.29% (without sales charge). That compared to a total return of 8.71% for the Funds' benchmark, the Morgan Stanley Capital International, Europe, Australasia and Far East Index.

Past performance does not guarantee future results.

Global stock markets generated strong returns during this period. Foreign companies have significantly improved their cost structures during recent years, particularly in Europe and Japan. Those improvements have allowed the firms to increase profits more quickly than expected during a period of moderate economic growth. Corporations around the world produced positive earnings surprises, and stocks benefited.

An overweight position in industrial commodities stocks helped the Fund perform inline with its benchmark. That position included a relatively large weighting in shares of steel manufacturers, which performed especially well as powerful demand from China and the developed world contributed to strong pricing power in the steel industry. The Fund also benefited from an underweight position in the telecommunications sector. The portfolio managers held a relatively small stake in that sector due to concerns about increased capacity and eroding profit margins.*

Strong stock selection in a number of industries also boosted returns against the benchmark. For example, the Fund held a large stake in shares of a German tire maker, and the stock surged on lower costs and growth in the firm's brakes business. Shares of a Japanese tobacco company helped the Fund's relative returns as well, as investors in the Japanese market retreated to such defensive stocks in the face of slowing economic growth. Strong performance by shares of a cost-cutting French insurance company also benefited relative gains.*

Certain currency movements had negative effects on the Fund's relative returns. This Fund held approximately 10% of its assets in emerging-markets stocks during this period. Currencies in emerging markets generally appreciated against the dollar, but not as rapidly as currencies in developed foreign markets. That disparity gave the Fund a smaller currency lift than the benchmark experienced, hampering relative gains. Currency movements also weighed on the Fund's overweight position in automobile stocks, because the dollar's weakness cut into profit margins at foreign carmakers that sell in the U.S.*

Poor performance at individual aluminum and paper stocks also hampered relative returns. Pricing in the aluminum industry was weaker than expected, possibly because of higher than anticipated capacity, so the Fund's managers reduced the portfolio's position in aluminum stocks. Meanwhile, prices for paper did not strengthen as much as expected during this six-month period. The Fund's managers believe that pricing power will improve, however, so they maintained the portfolio's stake in the paper industry during the period.

* Portfolio composition is subject to change.

18   HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of April 30, 2005

Fund Performance                                                            Average Annual Return
-------------------------------------------------------------------------------------------------------------
                                               Inception        6          1        5        10      Since
As of April 30, 2005                             Date         Month       Year     Year     Year    Inception
-------------------------------------------------------------------------------------------------------------
HSBC Investor International Equity Fund          1/9/95       8.71%       19.69%   -3.03%   8.41%     8.47%
-------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class A(1)   8/26/96       2.90%       12.91%   -4.29%    N/A      6.25%
-------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class B(2)    1/6/98       3.80%       13.90%   -4.07%    N/A      5.35%
-------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class C(3)   11/4/98       6.81%       16.90%   -4.07%    N/A      5.43%
-------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                      --       8.71%       14.95%   -0.55%   4.77%       --
-------------------------------------------------------------------------------------------------------------
Lipper International Large-Cap Core Average(4)       --       7.37%       12.01%   -3.28%   5.17%       --
-------------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge (maximum of 4.00%).
(3) Reflects the contingent deferred sales charge (maximum of 1.00%).
(4) For additional information, please refer to the Glossary of Terms.

The Funds are measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS   19

Portfolio Reviews
------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund (Class A Shares, B Shares and C Shares) by William A. Muggia
President-Chief Investment Officer
Westfield Capital Management

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management, LLC as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

For the six months ended April 30, 2005, the shares of the HSBC Investor Small Cap Equity Fund produced a 0.61% return and the Class A Shares of the HSBC Investor Opportunity Fund produced a 0.27% return (without sales charge). The Funds' benchmark, the Russell 2500'r' Growth Index, returned 1.12%.

Past performance does not guarantee future results.

Small stocks performed well during the first two months of the period, following the resolution of the presidential election and a decline in energy prices. But small caps declined from January through April, as investors worried about a renewed rise in energy costs, higher interest rates and slower profit growth. Defensive sectors such as utilities, energy and consumer staples led the small-cap market during the period, while technology and financial-services stocks lagged.

The Fund's managers and analysts located growth opportunities prior to the period in the energy, materials and industrials sectors--sections of the market that are not traditionally associated with growth investing. The Fund during the recent period continued to hold an overweight position in energy stocks, which boosted performance against the benchmark. Stock selection in the materials sector also lifted relative returns, as the Fund's holdings of coal and steel stocks benefited from high demand and low supplies for those materials. Individual security selection in the industrials sector also helped returns against the index.*

The managers' selection among technology stocks boosted relative returns as well. This Fund seeks shares of reasonably-valued, high-quality firms, and does not invest in speculative stocks. That focus on quality helped the Fund's technology stake significantly outperform the technology stocks in the benchmark during the six month period.*

The Fund held an overweight position in shares of health-care firms throughout this period, partially due to the managers' belief that long-term demographic trends are favorable for this sector, particularly in growing niches such as biotechnology. That sector generally produced solid performance, but poor returns among certain pharmaceutical and biotechnology stocks weighed on the Fund's relative returns.*

The performance of the Fund's consumer-discretionary holdings also weighed on returns against the benchmark. Losses at shares of specialty stores and media firms particularly dragged on relative returns. Moreover, the Fund's managers held a relatively small stake in shares of clothing retailers because the industry exhibited overcapacity and high stock valuations. Those stocks managed to post healthy gains, however, which also hurt the Fund's returns against the benchmark. A sell-off in regional bank stocks hurt the Fund's financial services allocation, also weighing on relative returns.*

* Portfolio composition is subject to change.



20   HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund - As of April 30, 2005

Fund Performance                                                            Average Annual Return
-------------------------------------------------------------------------------------------------------
                                               Inception        6          1        5         Since
As of April 30, 2005                             Date         Month       Year     Year     Inception
-------------------------------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund             9/3/96        0.61%       4.53%   -0.92%      9.80%
-------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class A(1)      9/23/96       -4.70%      -1.17%   -2.54%      7.51%
-------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class B(2)       1/6/98       -4.09%      -0.89%   -2.28%      6.23%
-------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class C(3)      11/4/98       -1.10%       2.28%   -2.27%      7.12%
-------------------------------------------------------------------------------------------------------
Russell 2500'r' Growth Index                        --        1.12%       2.65%   -4.98%        --
-------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average(4)              --        1.68%       3.94%   -6.03%        --
-------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge (maximum of 4.00%).
(3) Reflects the contingent deferred sales charge (maximum of 1.00%).
(4) For additional information, please refer to the Glossary of Terms.

The Funds are measured against the Russell 2500'r' Growth Index, an unmanaged index of the companies in the Russell 2500'r' Index (the 2,500 smallest companies in the Russell 3000'r' Index) with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS   21

Portfolio Reviews
--------------------------------------------------------------------------------

Portfolio Composition
April 30, 2005
(Unaudited)

HSBC Investor Limited Maturity Portfolio
--------------------------------------------------
Security Allocation     Percentage of Market Value
--------------------------------------------------
U.S. Government Agencies          54.3%
Corporate Bond                    33.4%
Asset Backed Securities            7.1%
Repurchase Agreements              2.7%
U.S. Treasury Notes                2.0%
Cash                               0.5%
--------------------------------------------------
Total                            100.0%


HSBC Investor Fixed Income Portfolio
--------------------------------------------------
Security Allocation     Percentage of Market Value
--------------------------------------------------
U.S. Government Agencies          42.7%
Corporate Bond                    35.3%
Asset Backed Securities            8.0%
U.S. Treasury Securities           7.2%
Collateralized Mortgage
 Obligations                       4.1%
Municipal Bond                     1.7%
Cash                               1.0%
--------------------------------------------------
Total                            100.0%


HSBC Investor New York Tax Free Bond Fund
--------------------------------------------------
Security Allocation     Percentage of Market Value
--------------------------------------------------
Municipal Bonds                   92.1%
Variable Rate Notes                7.2%
Cash                               0.7%
--------------------------------------------------
Total                            100.0%

Portfolio composition is subject to change.




HSBC Investor Growth Portfolio
--------------------------------------------------
Security Allocation     Percentage of Market Value
--------------------------------------------------
Health Care                       21.8%
Information Technology            18.7%
Financials                        16.2%
Industrials                       11.3%
Consumer Discretionary             9.8%
Consumer Staples                   7.1%
Energy                             6.2%
Cash                               5.5%
Repurchase Agreements              2.1%
Telecommunication Services         1.3%
--------------------------------------------------
Total                            100.0%


HSBC Investor Value Portolio
--------------------------------------------------
Security Allocation     Percentage of Market Value
--------------------------------------------------
Financials                        26.7%
Industrials                       13.3%
Energy                            11.1%
Information Technology            10.5%
Repurchase Agreements              8.4%
Consumer Staples                   8.3%
Consumer Discretionary             6.8%
Materials                          4.7%
Telecommunication Services         4.5%
Cash                               3.1%
Health Care                        2.6%
--------------------------------------------------
Total                            100.0%



HSBC Investor Growth and Income Fund
--------------------------------------------------
Security Allocation     Percentage of Market Value
--------------------------------------------------
Financials                         8.2%
Industrials                       17.3%
Consumer Discretionary            15.9%
Health Care                       13.6%
Information Technology            12.4%
Energy                            10.4%
Consumer Staples                   4.2%
Telecommunication Services         3.9%
Utilities                          3.2%
Materials                          0.9%
--------------------------------------------------
Total                            100.0%

22  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

                                                           Portfolio Composition
                                                                  April 30, 2005
                                                                     (Unaudited)

HSBC Investor Mid-Cap Fund
--------------------------------------------------
Security Allocation     Percentage of Market Value
--------------------------------------------------
Consumer Discretionary             25.2%
Industrials                        20.6%
Energy                             14.4%
Financials                         13.2%
Health Care                        12.4%
Information Technology              6.8%
Telecommunication Services          4.8%
Consumer Staples                    1.5%
Cash                                1.1%
--------------------------------------------------
Total                             100.0%



HSBC Investor International Equity Portfolio
--------------------------------------------------
Security Allocation     Percentage of Market Value
--------------------------------------------------
Europe                             61.1%
Japan                              22.1%
Australia and Far East              8.4%
Other                               8.0%
Cash                                0.4%
--------------------------------------------------
Total                             100.0%

Portfolio composition is subject to change.



HSBC Investor Small Cap Equity Portfolio
--------------------------------------------------
Security Allocation     Percentage of Market Value
--------------------------------------------------
Health Care                        22.5%
Information Technology             21.3%
Industrials                        18.6%
Energy                             13.1%
Consumer Discretionary             10.0%
Financials                          6.6%
Materials                           3.8%
Repurchase Agreements               2.1%
Telecommunications                  2.0%
--------------------------------------------------
Total                             100.0%



                                                HSBC INVESTOR FAMILY OF FUNDS 23

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

---------------------------------------------------------------
 MUNICIPAL BONDS  - 91.3%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
NEW YORK  - 84.7%
Brookhaven, New York GO (FGIC Insured),
 5.50%, 10/1/12, ECON Defeased to Call,
 10/01/06 @102.........................    500,000      528,655
Buffalo, New York Fiscal Stability
 Authority (FSA Insured), 5.25%,
 8/15/13...............................    500,000      563,645
Corning City, New York School District
 GO (FSA Insured), 4.00%, 6/15/08......    930,000      960,550
Corning City, New York School District
 GO (FSA Insured), 5.00%, 6/15/09......    790,000      849,519
Erie County, New York GO (FGIC
 Insured), 5.375%, 6/15/07.............    250,000      254,540
Grand Central New York District
 Management, 4.00%, 1/1/07.............    400,000      406,988
Guilderland, New York Central School
 District GO (FSA Insured), 3.50%,
 6/15/05...............................    250,000      250,295
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.25%, 7/1/17, Prerefunded 7/1/08
 @ 100.5...............................  1,145,000    1,232,970
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.50%, 11/15/19.......................  1,000,000    1,169,010
Metropolitan Transportation Authority
 of New York Revenue (FSA Insured),
 5.00%, 11/15/32, Callable 11/15/12
 @ 100.................................  1,625,000    1,693,347
Metropolitan Transportation Authority
 of New York Revenue (MBIA Insured),
 5.50%, 1/1/19, Callable 7/1/12
 @ 100.................................    480,000      535,565
Metropolitan Transportation Authority
 of New York Revenue, Escrowed to
 Maturity, 5.75%, 7/1/13...............    285,000      319,571
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.625%, 1/1/10........................  1,240,000    1,350,372
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.75%, 1/1/14.........................    750,000      843,578
Nassau County New York, Series S
 (AMBAC Insured), 5.125%, 3/1/13,
 Prerefunded 03/01/06 @ 103............  2,900,000    3,043,840
New York City GO, 5.00%, 8/1/05........  1,000,000    1,005,930
New York City GO, 5.00%, 8/1/08........    990,000    1,049,351
New York City GO, 5.00%, 8/1/14........    200,000      217,218
New York City GO, 6.00%, 8/1/14,
 Callable 8/1/07 @ 101.................    980,000    1,045,003
New York City GO, 6.00%, 8/1/14,
 Prerefunded 8/1/07 @ 101..............     20,000       21,550
New York City Housing Development Corp.
 Revenue, AMT, 5.60%, 11/1/19..........    100,000      104,262
New York City Industrial Development
 Agency (FSA Insured), 5.00%, 11/15/19,
 Callable 5/1/30 @ 100.................  1,000,000    1,078,470
New York City Municipal Assistance
 Corp. Revenue, 6.00%, 7/1/06, (Econ
 Defeased to Maturity).................    735,000      763,114
New York City Municipal Water Authority
 Revenue, 5.00%, 6/15/34, Callable
 6/15/13 @ 100.........................  1,250,000    1,298,988






---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York City Municipal Water Finance
 Authority, 5.00%, 6/15/36, Callable
 12/15/14 @ 100........................  1,000,000    1,044,150
New York City Transitional Finance
 Authority Revenue, 5.25%, 5/1/17,
 Callable 5/1/11 @ 100.................    400,000      436,192
New York City Transitional Finance
 Authority Revenue, 5.25%, 2/1/29,
 Callable 2/1/11 @ 100.................  1,540,000    1,672,609
New York NY Series G, 5.00%, 12/1/13...  1,000,000    1,089,120
New York State Dormitory Authority
 Revenue, City University, 5.00%,
 7/1/06................................  1,000,000    1,022,940
New York State Dormitory Authority
 Revenue, Columbia University, 4.00%,
 7/1/06................................  1,000,000    1,015,100
New York State Dormitory Authority
 Revenue, Columbia University, 5.00%,
 7/1/29, Mandatory put 7/1/07 @ 100....  1,000,000    1,042,040
New York State Dormitory Authority
 Revenue, Cooper Union (MBIA Insured),
 6.00%, 7/1/19, Callable 7/1/09
 @ 101.................................    350,000      391,185
New York State Dormitory Authority
 Revenue, Department of Health, 5.25%,
 7/1/16, Callable 7/1/14 @ 100.........    500,000      548,770
New York State Dormitory Authority
 Revenue, Master Boces PG (FSA
 Insured), 5.25%, 8/15/19, Callable
 8/15/12 @ 100.........................  1,000,000    1,098,240
New York State Dormitory Authority
 Revenue, Mental Health, 6.50%,
 8/15/11...............................    225,000       261,691
New York State Dormitory Authority
 Revenue, Mental Health, 5.50%,
 8/15/17, Prerefunded 2/15/07 @ 102....     15,000       15,970
New York State Dormitory Authority
 Revenue, Mental Health, 5.50%,
 8/15/17, Partially Prerefunded 2/15/07
 @ 102.................................    985,000    1,042,228
New York State Dormitory Authority
 Revenue, New York Presbyterian
 Hospital (AMBAC Insured), 5.50%,
 8/1/10................................    750,000      827,640
New York State Dormitory Authority
 Revenue, New York University (AMBAC
 Insured), 5.50%, 7/1/18...............    500,000      581,205
New York State Dormitory Authority
 Revenue, NY State Rehabilitation
 Association (CIFG Group Insured),
 4.00%, 7/1/06.........................  1,120,000    1,134,325
New York State Dormitory Authority
 Revenue, NYSARC (FSA Insured), 2.00%,
 7/1/06................................    475,000      469,561
New York State Dormitory Authority
 Revenue, NYSARC (FSA Insured), 5.25%,
 7/1/18, Callable 7/1/12 @ 101.........  1,460,000    1,612,555
New York State Dormitory Authority
 Revenue, Rockefeller University,
 5.25%, 7/1/13, Callable 7/1/08
 @ 101.................................    500,000      536,910
New York State Dormitory Authority
 Revenue, School District Board
 Financing, 5.00%, 7/1/08..............    595,000      630,545
New York State Dormitory Authority
 Revenue, School District Rescue,
 5.00%, 4/1/07.........................    500,000      518,150

24    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
          ......................................................................

---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Dormitory Authority
 Revenue, Sloan Kettering Institute
 (MBIA Insured), 5.50%, 7/1/23.........  1,300,000    1,515,046
New York State Environmental Facscorp,
 5.70%, 1/15/14, Callable 7/15/09
 @ 101.................................    415,000      458,056
New York State Environmental Facscorp,
 5.70%, 1/15/14, Prerefunded 7/15/09
 @ 101.................................    570,000      636,297
New York State Environmental Facscorp,
 5.70%, 1/15/14, Prerefunded 7/15/09
 @ 101.................................     15,000       16,745
New York State Mortgage Agency Revenue,
 AMT, 5.60%, 10/1/14, Callable 9/1/07
 @ 101.5...............................  1,000,000    1,035,510
New York State Municipal Bond Bank
 Revenue, 5.50%, 12/1/12...............    850,000      956,267
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.25%, 4/1/07...............    300,000      313,713
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.50%, 4/1/17, Callable
 4/1/11 @ 101..........................  1,000,000    1,113,530
New York State Thruway Authority
 Revenue, Highway & Bridge (MBIA
 Insured), 5.00%, 4/1/22, Callable
 4/1/14 @ 100..........................  1,000,000    1,068,200
New York State Thruway Authority,
 Personal Income Tax Revenue, 5.50%,
 3/15/20, Callable 3/15/12 @ 100.......    500,000      550,365
New York State Thruway Authority,
 Personal Income Tax Revenue (FSA
 Insured), 5.00%, 3/15/13..............    645,000      711,738
New York State Thruway Authority,
 Personal Income Tax Revenue (MBIA
 Insured), 5.00%, 3/15/19, Callable
 3/15/12 @ 100.........................  1,400,000    1,507,632
New York State Thruway Authority,
 Personal Income Tax Revenue (MBIA
 Insured), 5.00%, 3/15/21, Callable
 3/15/13 @ 100.........................    500,000      537,555
New York State Thruway Authority,
 Service Contract Revenue, 5.50%,
 4/1/11................................  1,000,000    1,114,030
New York State Urban Development Corp.,
 5.125%, 1/1/22, Callable 7/1/14
 @ 100.................................    885,000      946,729
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12................    500,000      566,970
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12, Prerefunded
 4/1/07 @ 102..........................  1,000,000    1,073,180
New York State Urban Development Corp.
 Revenue, 5.125%, 1/1/25, Prerefunded
 1/1/11 @ 100..........................    175,000      192,722
New York State Urban Development Corp.
 Revenue, Series A (MBIA Insured),
 6.50%, 1/1/09.........................    500,000      559,470
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/14, Callable 9/15/10
 @ 101.................................    300,000      327,666
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/15, Callable 9/15/10
 @ 101.................................    665,000      718,559





---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Port Authority of New York & New Jersey
 Revenue, 5.00%, 9/1/27, Callable
 9/1/13 @ 100..........................    795,000      833,478
Port Authority of New York & New Jersey
 Revenue, 5.375%, 3/1/28...............  1,100,000    1,258,653
Port Authority of New York & New Jersey
 Special Obligation Revenue, AMT (MBIA
 Insured), 5.75%, 12/1/22, Callable
 12/1/07 @ 102.........................    500,000      538,550
Suffolk County, New York (FSA Insured),
 5.25%, 5/1/12.........................    515,000      573,030
Suffolk County, New York (FSA Insured),
 5.25%, 5/1/15.........................    100,000      112,392
Tobacco Settlement Corp., 5.00%,
 6/1/06................................  1,000,000    1,024,710
Tobacco Settlement Corp., Series C-1,
 5.50%, 6/1/21, Callable 6/1/13
 @ 100.................................  1,000,000    1,097,680
Webster, New York Central School
 District GO (FSA Insured), 5.00%,
 6/15/14...............................    500,000      553,290
Yonkers New York, Series E (MBIA
 Insured), 5.00%, 12/1/14..............    750,000      828,908
                                                     ----------
                                                     60,318,128
                                                     ----------
PUERTO RICO  - (6.6%)
Puerto Rico Commonwealth, Highway and
 Transportation (MBIA Insured), 5.00%,
 9/15/17, Callable 3/15/14 @ 100.......  1,000,000    1,092,820
Puerto Rico Electric Power Authority
 Revenue (MBIA Insured), 5.25%,
 7/1/22................................  1,000,000    1,152,790
Puerto Rico Public Buildings Authority
 Revenue, 5.25%, 7/1/33, Callable
 7/1/14 @ 100..........................    700,000      743,918
Puerto Rico Public Finance Corp.
 Revenue (MBIA Insured), 5.25%, 8/1/29,
 Callable 7/1/10 @ 101.................  1,000,000    1,109,180
Puerto Rico Publishing Finance Corp.
 Revenue (AMBAC Insured), 5.375%,
 6/1/18................................    500,000      579,480
                                                     ----------
                                                      4,678,188
                                                     ----------
TOTAL MUNICIPAL BONDS
 (COST $62,135,291)....................              64,996,316
                                                     ----------

---------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - (7.2%)
NEW YORK  - (7.2%)
New York City Housing Development Corp.
 Multifamily Revenue, East 165th
 Street, AMT (LOC Citibank N.A.),
 2.95%, 6/1/36.........................  2,100,000    2,100,000
New York City Housing Development Corp.
 Multifamily Revenue, Manhattan Court
 Development, AMT (LOC Citibank N.A.),
 2.95%, 6/1/36.........................  1,000,000    1,000,000
New York State Mortgage Agency Revenue,
 AMT (Dexia Credit Local), 2.95%,
 10/1/34...............................  2,000,000    2,000,000
                                                     ----------
                                                      5,100,000
                                                     ----------
TOTAL VARIABLE RATE DEMAND NOTES* (COST
 $5,100,000)...........................               5,100,000
                                                     ----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    25

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
          ......................................................................

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.7%
                                          SHARES      VALUE($)
                                         ---------   ----------
Provident New York Tax-Free Money
 Market Fund Institutional Shares......    492,757      492,757
                                                     ----------
TOTAL INVESTMENT COMPANIES
 (COST $492,757).......................                 492,757
                                                     ----------
TOTAL INVESTMENTS
 (COST $67,728,048)  - 99.2%...........              70,589,073
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $71,183,970.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on April 30, 2005. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Interest on security is subject to Federal
         Alternative Minimum Tax
FGIC  -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- General Obligation
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Insurance Association

26    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

---------------------------------------------------------------
 COMMON STOCKS  - 90.1%
                                         SHARES      VALUE($)
                                         -------    -----------
AEROSPACE & DEFENSE  - 1.2%
United Technologies Corp..............    21,900      2,227,668
                                                    -----------
AIR FREIGHT & LOGISTICS  - 1.0%
United Parcel Service, Inc............    25,000      1,782,750
                                                    -----------
BANKING  - 5.0%
Bank of America Corp..................   100,000      4,504,000
Wachovia Corp.........................    45,000      2,303,100
Wells Fargo & Co......................    40,000      2,397,600
                                                    -----------
                                                      9,204,700
                                                    -----------
BIOTECHNOLOGY  - 1.9%
Amgen, Inc. (b).......................    60,000      3,492,600
                                                    -----------
CHEMICALS  - 2.3%
Du Pont (E.I) de Nemours and Co.......    30,000      1,413,300
The Dow Chemical Co...................    60,000      2,755,800
                                                    -----------
                                                      4,169,100
                                                    -----------
COMPUTER SOFTWARE  - 6.2%
Affiliated Computer Services, Inc.,
 Class A (b)..........................    24,000      1,144,080
BMC Software, Inc. (b)................    77,800      1,260,360
Microsoft Corp........................   300,000      7,590,000
Symantec Corp. (b)....................    66,900      1,256,382
                                                    -----------
                                                     11,250,822
                                                    -----------
COMPUTERS  - 2.4%
Dell, Inc. (b)........................    54,000      1,880,820
International Business Machines
 Corp.................................    31,900      2,436,522
                                                    -----------
                                                      4,317,342
                                                    -----------
CONSUMER PRODUCTS  - 5.9%
Black & Decker Corp...................    13,500      1,129,005
Gillette Co...........................    13,000        671,320
Harley-Davidson, Inc..................    40,500      1,904,310
PepsiCo, Inc..........................    70,000      3,894,800
The Procter & Gamble Co...............    57,000      3,086,550
                                                    -----------
                                                     10,685,985
                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 12.4%
Caterpillar, Inc......................    25,000      2,201,250
General Electric Co...................   200,000      7,240,000
Illinois Tool Works, Inc..............    50,000      4,191,000
Jacobs Engineering Group, Inc. (b)....    40,000      1,948,400
Kennametal, Inc.......................    75,000      3,397,500
PACCAR, Inc...........................    40,000      2,716,000
Whirlpool Corp........................    17,200      1,067,432
                                                    -----------
                                                     22,761,582
                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 2.6%
Intel Corp............................   139,000      3,269,280
Texas Instruments, Inc................    59,500      1,485,120
                                                    -----------
                                                      4,754,400
                                                    -----------
FINANCIAL SERVICES  - 11.4%
American Express Co...................    75,000      3,952,500
Citigroup, Inc........................   128,000      6,010,880
Countrywide Financial Corp............    28,500      1,031,415
Goldman Sachs Group, Inc..............    23,000      2,456,170
J.P. Morgan Chase & Co................    80,000      2,839,200
Merrill Lynch & Co., Inc..............    35,500      1,914,515
Prudential Financial, Inc.............    46,000      2,628,900
                                                    -----------
                                                     20,833,580
                                                    -----------





---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                         -------    -----------
HEALTH CARE  - 6.4%
Caremark Rx, Inc. (b).................    90,000      3,604,500
Guidant Corp..........................    20,000      1,481,600
WellPoint, Inc. (b)...................    35,000      4,471,250
Zimmer Holdings, Inc. (b).............    25,000      2,035,500
                                                    -----------
                                                     11,592,850
                                                    -----------
HOTELS & LODGING  - 2.7%
Marriott International, Inc.,
 Class A..............................    60,000      3,765,000
Starwood Hotels & Resorts Worldwide,
 Inc..................................    20,700      1,124,838
                                                    -----------
                                                      4,889,838
                                                    -----------
INTERNET RELATED  - 0.5%
eBay, Inc. (b)........................    26,600        844,018
                                                    -----------
MEDIA  - 2.8%
McGraw-Hill Cos., Inc.................    25,000      2,177,000
Time Warner, Inc. (b).................   170,000      2,857,700
                                                    -----------
                                                      5,034,700
                                                    -----------
MEDICAL & HEALTH PRODUCTS  - 0.4%
Genentech, Inc. (b)...................    10,000        709,400
                                                    -----------
OIL & GAS  - 9.3%
Anadarko Petroleum Corp...............    60,000      4,382,400
Exxon Mobil Corp......................   100,000      5,703,000
Schlumberger Ltd......................    80,000      5,472,800
Suncor Energy, Inc. ADR...............    40,000      1,474,400
                                                    -----------
                                                     17,032,600
                                                    -----------
PHARMACEUTICALS  - 3.6%
Abbott Laboratories...................    49,000      2,408,840
Johnson & Johnson.....................    60,000      4,117,800
                                                    -----------
                                                      6,526,640
                                                    -----------
RESIDENTIAL BUILDING CONSTRUCTION  - 0.6%
Toll Brothers, Inc. (b)...............    15,000      1,137,000
                                                    -----------
RETAIL  - 5.2%
Best Buy Co., Inc.....................    41,000      2,063,940
Costco Wholesale Corp.................    33,500      1,359,430
Home Depot, Inc.......................    87,000      3,077,190
Reebok International Ltd..............    35,000      1,421,350
Target Corp...........................    34,000      1,577,600
                                                    -----------
                                                      9,499,510
                                                    -----------
TELECOMMUNICATIONS  - 3.5%
QUALCOMM, Inc.........................    80,000      2,791,200
Verizon Communications, Inc...........   100,000      3,580,000
                                                    -----------
                                                      6,371,200
                                                    -----------
UTILITIES  - 2.8%
Duke Energy Corp......................   100,300      2,927,757
Exelon Corp...........................    45,800      2,267,100
                                                    -----------
                                                      5,194,857
                                                    -----------
TOTAL COMMON STOCKS
 (COST $142,810,541)..................              164,313,142
                                                    -----------
TOTAL INVESTMENTS
 (COST $142,810,541)  - 90.1%.........              164,313,142
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $182,365,708.

(b) Represents non-income producing security.

ADR -- American Depository Receipt

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    27

          HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

---------------------------------------------------------------
 COMMON STOCKS  - 98.6%
                                         SHARES      VALUE($)
                                        ---------   -----------
ADVERTISING SERVICES  - 1.6%
Getty Images, Inc. (a)................    16,325      1,168,054
                                                    -----------
AEROSPACE & DEFENSE  - 3.0%
L-3 Communications Holdings, Inc......    31,225      2,216,038
                                                    -----------
BANKING  - 2.2%
Euronet Worldwide, Inc. (a)...........    27,175        803,293
UCBH Holdings, Inc....................    52,825        830,937
                                                    -----------
                                                      1,634,230
                                                    -----------
BIOTECHNOLOGY  - 1.8%
Gilead Sciences, Inc. (a).............    36,025      1,336,528
                                                    -----------
BUILDING MATERIALS  - 1.5%
Florida Rock Industries, Inc..........    18,825      1,093,356
                                                    -----------
BUSINESS SERVICES  - 1.9%
Digital River, Inc. (a)...............    32,275        858,515
ValueClick, Inc. (a)..................    51,225        530,691
                                                    -----------
                                                      1,389,206
                                                    -----------
COMPUTER SERVICES  - 2.0%
Cognizant Technology Solutions Corp.
 (a)..................................    26,225      1,101,712
ScanSource, Inc. (a)..................     7,900        365,375
                                                    -----------
                                                      1,467,087
                                                    -----------
COMPUTER SOFTWARE  - 2.2%
SRA International, Inc. Class A (a)...    24,975      1,632,116
                                                    -----------
CONSUMER PRODUCTS  - 5.2%
Alberto-Culver Co., Class B...........    26,125      1,162,563
Constellation Brands, Inc. (a)........    25,300      1,333,563
The Toro Co...........................    31,425      1,298,481
                                                    -----------
                                                      3,794,607
                                                    -----------
CONSUMER SERVICES  - 2.2%
VCA Antech, Inc. (a)..................    69,750      1,623,780
                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 1.7%
FormFactor, Inc. (a)..................    54,875      1,253,345
                                                    -----------
ENVIRONMENTAL SERVICES  - 3.6%
Pioneer Natural Resources Co..........    32,675      1,328,565
Stericycle, Inc. (a)..................    26,950      1,311,657
                                                    -----------
                                                      2,640,222
                                                    -----------
FINANCIAL SERVICES  - 3.6%
Affiliated Managers Group, Inc. (a)...    17,900      1,119,287
Ameritrade Holding Corp. (a)..........    65,375        685,130
Asset Acceptance Capital Corp. (a)....     2,300         47,035
Investors Financial Services Corp.....    19,450        815,928
                                                    -----------
                                                      2,667,380
                                                    -----------
FOOD & BEVERAGE  - 1.5%
Flowers Foods, Inc....................    39,150      1,129,086
                                                    -----------
HEALTH CARE  - 12.4%
Coventry Health Care, Inc. (a)........    22,375      1,531,120
Kinetic Concepts, Inc. (a)............    13,100        804,995
LifePoint Hospitals, Inc. (a).........    21,025        934,561
Patterson Companies, Inc. (a).........    18,950        957,923
Quest Diagnostics, Inc................     8,725        923,105
Renal Care Group, Inc. (a)............    32,175      1,227,476
ResMed, Inc. (a)......................    23,625      1,467,113
Ventas, Inc...........................    45,600      1,230,288
                                                    -----------
                                                      9,076,581
                                                    -----------
INSURANCE  - 5.6%
Ambac Financial Group, Inc............    14,050        939,243
AmerUs Group Co.......................    23,200      1,090,632
RenaissanceRe Holdings Ltd............    18,525        829,364
Universal American Financial Corp.
 (a)..................................    75,175      1,259,181
                                                    -----------
                                                      4,118,420
                                                    -----------
LEISURE  - 4.1%
International Game Technology.........    36,850        990,897




---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------
Penn National Gaming, Inc. (a)........    65,075      2,049,862
                                                    -----------
                                                      3,040,759
                                                    -----------
MEDIA  - 0.7%
InfoSpace, Inc. (a)...................    17,375        538,451
                                                    -----------
METALS & MINING  - 1.4%
Phelps Dodge Corp.....................    12,375      1,062,394
                                                    -----------
OIL & GAS (10.3%
Airgas, Inc...........................    33,525        734,868
Chesapeake Energy Corp................    36,325        698,893
Kinder Morgan, Inc....................    20,300      1,552,137
Patterson-UTI Energy, Inc.............    57,150      1,369,886
Praxair, Inc..........................    16,325        764,500
Precision Drilling Corp. (a)..........    19,450      1,403,706
XTO Energy, Inc.......................    35,383      1,067,505
                                                    -----------
                                                      7,591,495
                                                    -----------
REAL ESTATE  - 1.7%
New Century Financial Corp............    27,575      1,253,284
                                                    -----------
RESIDENTIAL BUILDING CONSTRUCTION  -
 3.4%
Pulte Homes, Inc......................    16,325      1,166,421
Standard Pacific Corp.................    18,625      1,333,737
                                                    -----------
                                                      2,500,158
                                                    -----------
RETAIL  - 11.8%
Chico's FAS, Inc. (a).................    28,125        720,844
Dick's Sporting Goods, Inc. (a).......    32,175        989,703
Foot Locker, Inc......................    48,100      1,282,346
KB Home, Inc..........................    23,700      1,350,899
Regis Corp............................    32,800      1,171,944
Sears Holdings Corp. (a)..............     7,175        970,347
Tempur-Pedic International, Inc.
 (a)..................................    66,425      1,268,053
Tractor Supply Co. (a)................    21,450        862,719
                                                    -----------
                                                      8,616,855
                                                    -----------
TELECOMMUNICATIONS  - 4.7%
Adelphia Business Solutions, Inc.
 (a)..................................    19,923            319
Comverse Technology, Inc. (a).........    36,125        823,289
j2 Global Communications, Inc. (a)....    35,500      1,268,060
Nextel Partners, Inc., Class A (a)....    59,550      1,400,616
                                                    -----------
                                                      3,492,284
                                                    -----------
TRANSPORTATION  - 4.2%
Old Dominion Freight Line, Inc. (a)...    58,725      1,650,172
Oshkosh Truck Corp....................    19,450      1,461,668
                                                    -----------
                                                      3,111,840
                                                    -----------
UTILITIES  - 4.3%
Aqua America, Inc.....................    47,250      1,259,685
Equitable Resources, Inc..............    16,550        953,942
New Jersey Resources Corp.............    21,450        930,072
                                                    -----------
                                                      3,143,699
                                                    -----------
TOTAL COMMON STOCKS
 (COST $71,955,000)...................               72,591,256
                                                    -----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.1%
HSBC Investor Money Market Fund Class
 I Shares *...........................   791,186        791,186
                                                    -----------
TOTAL INVESTMENT COMPANIES
 (COST $791,186)......................                  791,186
                                                    -----------
TOTAL INVESTMENTS
 (COST $72,746,186)  - 99.7%..........               73,382,442
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $73,610,356.

(a) Represents non-income producing security.

 * Investment in affiliate.

ADR -- American Depositary Receipt

28    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2005 (UNAUDITED)
          ..................................................................

                                            LIMITED                                                  NEW YORK
                                            MATURITY         FIXED INCOME           BOND          TAX-FREE BOND
                                              FUND               FUND               FUND               FUND
---------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in master                   $36,341,404        $110,374,646       $25,674,303        $        --
  Investments, at value (non-
   affiliated)(note 2)                             --                  --                --         70,589,073
  Interest and dividends receivable                --                  --                --            876,807
  Receivable for capital shares issued          2,800              23,658            36,294              2,118
  Receivable from Investment Adviser            2,836                  --            11,206                 --
  Prepaid expenses and other assets             5,300               3,694             3,621              5,114
                                          -----------        ------------       -----------        -----------
  TOTAL ASSETS                             36,352,340         110,401,998        25,725,424         71,473,112
                                          -----------        ------------       -----------        -----------
LIABILITIES:
  Dividends payable                            49,953             167,689            32,824             74,716
  Payable for capital shares redeemed           9,709             438,274               149            141,958
  Accrued expenses and other
   liabilities:
    Investment management                          --                  --                --             14,738
    Administration                              1,749               5,529               967              5,592
    Accounting                                  2,934                 246               379              5,886
    Transfer Agent                             14,914               5,877            11,633             11,778
    Distribution                                5,486                  --             7,558             11,825
    Shareholder servicing                       1,588                  --             5,207             10,908
    Other                                       1,669              36,718             2,313             11,741
                                          -----------        ------------       -----------        -----------
  TOTAL LIABILITIES                            88,002             654,333            61,030            289,142
                                          -----------        ------------       -----------        -----------
NET ASSETS                                $36,264,338        $109,747,665       $25,664,394        $71,183,970
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                 $36,372,665        $105,406,407       $26,005,269        $68,207,653
  Accumulated net investment income
   (loss)                                     (56,914)            175,068            39,014              7,910
  Accumulated net realized gains
   (losses) from investment
   transactions                                25,563           1,670,221          (630,341)           107,382
  Unrealized appreciation/depreciation
   from investments                           (76,976)          2,495,969           250,452          2,861,025
                                          -----------        ------------       -----------        -----------
NET ASSETS                                $36,264,338        $109,747,665       $25,664,394        $71,183,970
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
CLASS A (INVESTOR) SHARES:
  Net Assets                              $ 1,329,014        $         --       $18,529,359        $34,100,403
  Shares Outstanding                          134,967                  --         1,762,444          3,033,469
  Net Asset Value and Redemption Price
   per share                              $      9.85        $         --       $     10.51        $     11.24
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
  Maximum sales charge                          4.75%                  --             4.75%              4.75%
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
  Maximum Offering Price per share
   (Net Asset Value/(100% - maximum
   sales charge))                         $     10.34        $         --       $     11.03        $     11.80
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
CLASS B SHARES:
  Net Assets                              $ 5,804,042        $         --       $ 6,725,732        $16,681,555
  Shares Outstanding                          588,371                  --           639,751          1,485,575
  Net Asset Value, Offering Price and
   Redemption Price per share*            $      9.86        $         --       $     10.51        $     11.23
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
CLASS C SHARES:
  Net Assets                              $   593,329        $         --       $   409,303        $ 2,081,892
  Shares Outstanding                           60,177                  --            38,962            184,687
  Net Asset Value, Offering Price and
   Redemption Price per share*            $      9.86        $         --       $     10.51        $     11.27
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
CLASS Y SHARES:
  Net Assets                              $28,537,953        $         --       $        --        $18,320,120
  Shares Outstanding                        2,894,425                  --                --          1,629,518
  Net Asset Value, Offering Price and
   Redemption Price per share             $      9.86        $         --       $        --        $     11.24
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
ADVISOR SHARES:
  Net Assets                              $        --        $109,747,665       $        --        $        --
  Shares Outstanding                               --          10,199,503                --                 --
  Net Asset Value, Offering Price and
   Redemption Price per share             $        --        $      10.76       $        --        $        --
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
Investments, at cost                                                                               $67,728,048
                                                                                                   -----------
                                                                                                   -----------




                                           GROWTH              VALUE
                                            FUND               FUND
                                        --------------     --------------
  Investments in master                   $ 40,323,842       $ 50,521,979
  Investments, at value (non-
   affiliated)(note 2)                              --                 --
  Interest and dividends receivable                 --                 --
  Receivable for capital shares issued          26,060             23,734
  Receivable from Investment Adviser            13,159                584
  Prepaid expenses and other assets             18,045             23,137
                                          ------------       ------------
  TOTAL ASSETS                              40,381,106         50,569,434
                                          ------------       ------------
LIABILITIES:
  Dividends payable                                 --                 --
  Payable for capital shares redeemed           40,746             49,887
  Accrued expenses and other
   liabilities:
    Investment management                           --                 --
    Administration                               1,252              1,560
    Accounting                                      --                 --
    Transfer Agent                                  --                 --
    Distribution                                 1,062              1,515
    Shareholder servicing                        4,469              5,273
    Other                                           91                878
                                          ------------       ------------
  TOTAL LIABILITIES                             47,620             59,113
                                          ------------       ------------
NET ASSETS                                $ 40,333,486       $ 50,510,321
                                          ------------       ------------
                                          ------------       ------------
 .....................................
COMPOSITION OF NET ASSETS:
  Capital                                 $ 40,614,708       $ 45,636,692
  Accumulated net investment income
   (loss)                                       55,260            158,226
  Accumulated net realized gains
   (losses) from investment
   transactions                             (1,180,365)           591,773
  Unrealized appreciation/depreciation
   from investments                            843,883          4,123,630
                                          ------------       ------------
NET ASSETS                                $ 40,333,486       $ 50,510,321
                                          ------------       ------------
                                          ------------       ------------
 .....................................
CLASS A (INVESTOR) SHARES:
  Net Assets                              $ 19,870,535       $ 23,078,977
  Shares Outstanding                         1,579,413          1,644,543
  Net Asset Value and Redemption Price
   per share                              $      12.58       $      14.03
                                          ------------       ------------
                                          ------------       ------------
  Maximum sales charge                           5.00%              5.00%
                                          ------------       ------------
                                          ------------       ------------
  Maximum Offering Price per share
   (Net Asset Value/(100% - maximum
   sales charge))                         $      13.24       $      14.77
                                          ------------       ------------
                                          ------------       ------------
 .....................................
CLASS B SHARES:
  Net Assets                              $  1,385,376       $  2,006,339
  Shares Outstanding                           114,280            148,193
  Net Asset Value, Offering Price and
   Redemption Price per share*            $      12.12       $      13.54
                                          ------------       ------------
                                          ------------       ------------
 .....................................
CLASS C SHARES:
  Net Assets                              $    307,504       $    418,808
  Shares Outstanding                            25,232             30,777
  Net Asset Value, Offering Price and
   Redemption Price per share*            $      12.19       $      13.61
                                          ------------       ------------
                                          ------------       ------------
 .....................................
CLASS Y SHARES:
  Net Assets                              $ 18,770,071       $ 25,006,197
  Shares Outstanding                         1,491,834          1,783,007
  Net Asset Value, Offering Price and
   Redemption Price per share             $      12.58       $      14.02
                                          ------------       ------------
                                          ------------       ------------
 .....................................
ADVISOR SHARES:
  Net Assets                              $         --       $         --
  Shares Outstanding                                --                 --
  Net Asset Value, Offering Price and
   Redemption Price per share             $         --       $         --
                                          ------------       ------------
                                          ------------       ------------
Investments, at cost

--------------

* Redemption Price per share varies by length of time shares are held.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    29

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2005 (UNAUDITED)
          ..................................................................

                              GROWTH AND          MID-CAP         INTERNATIONAL
                             INCOME FUND            FUND           EQUITY FUND
---------------------------------------------------------------------------------
ASSETS:
  Investments in master      $         --       $        --        $163,078,120
  Investments, at value
   (non-affiliated) (Note
   2)                         164,313,142        72,591,256                  --
  Investment in
   affiliates, at value                --           791,186                  --
  Cash                         12,905,519            75,534                  --
  Interest and dividends
   receivable                     163,248            29,531                  --
  Receivable for capital
   shares issued                      275             3,258               6,571
  Receivable for
   investments sold            24,048,374         1,018,373                  --
  Receivable from
   Investment Adviser                  --                --                  --
  Tax reclaims receivable              --                --             114,212
  Prepaid expenses and
   other assets                    27,150             6,881               4,244
                             ------------       -----------        ------------
  TOTAL ASSETS                201,457,708        74,516,019         163,203,147
                             ------------       -----------        ------------
LIABILITIES:
  Payable for investments
   purchased                   18,916,113           809,231                  --
  Payable for capital
   shares redeemed                 22,176             1,600             167,643
  Accrued expenses and
   other liabilities:
    Investment management          84,614            41,755                  --
    Administration                 18,834             8,131               7,403
    Accounting                      6,125             6,724                 126
    Transfer Agent                  9,123            18,583               5,376
    Distribution                    2,562             4,663                  --
    Shareholder servicing           1,119             1,926                  --
    Other                          31,334            13,050              49,016
                             ------------       -----------        ------------
  TOTAL LIABILITIES            19,092,000           905,663             229,564
                             ------------       -----------        ------------
NET ASSETS                   $182,365,708       $73,610,356        $162,973,583
                             ------------       -----------        ------------
                             ------------       -----------        ------------
................................................................................
COMPOSITION OF NET
 ASSETS:
  Capital                    $196,156,891       $57,305,638        $142,744,171
  Accumulated net
   investment income
   (loss)                         601,546           (74,645)            838,670
  Accumulated net
   realized gains
   (losses) from
   investment and foreign
   currency transactions      (35,895,330)       15,743,107           1,182,641
  Unrealized
   appreciation/depreciation
   from investments and
   foreign currencies          21,502,601           636,256          18,208,101
                             ------------       -----------        ------------
NET ASSETS                   $182,365,708       $73,610,356        $162,973,583
                             ------------       -----------        ------------
                             ------------       -----------        ------------


................................................................................
CLASS A (INVESTOR)
 SHARES:
  Net Assets                 $  1,317,089       $ 1,882,438        $         --
  Shares Outstanding              147,674           211,811                  --
  Net Asset Value and
   Redemption Price per
   share                     $       8.92       $      8.89        $         --
                             ------------       -----------        ------------
                             ------------       -----------        ------------
  Maximum sales charge              5.00%             5.00%                  --
                             ------------       -----------        ------------
                             ------------       -----------        ------------
  Maximum Offering Price
   per share (Net Asset
   Value/(100% - maximum
   sales charge))            $       9.39       $      9.36        $         --
                             ------------       -----------        ------------
                             ------------       -----------        ------------
................................................................................
CLASS B SHARES:
  Net Assets                 $  3,990,480       $ 7,167,022        $         --
  Shares Outstanding              453,708           836,520                  --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                    $       8.80       $      8.57        $         --
                             ------------       -----------        ------------
                             ------------       -----------        ------------
................................................................................
CLASS C SHARES:
  Net Assets                 $     44,313       $    99,868        $         --
  Shares Outstanding                4,994            11,580                  --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                    $       8.87       $      8.62        $         --
                             ------------       -----------        ------------
                             ------------       -----------        ------------
................................................................................
CLASS Y SHARES:
  Net Assets                 $177,013,826       $        --        $         --
  Shares Outstanding           19,842,242                --                  --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                     $       8.92       $        --        $         --
                             ------------       -----------        ------------
                             ------------       -----------        ------------
................................................................................
ADVISOR SHARES:
  Net Assets                 $         --       $        --        $162,973,583
  Shares Outstanding                   --                --          10,232,972
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                     $         --       $        --        $      15.93
                             ------------       -----------        ------------
                             ------------       -----------        ------------
................................................................................
TRUST SHARES:
  Net Assets                 $         --       $64,461,028        $         --
  Shares Outstanding                   --         7,180,884                  --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                     $         --       $      8.98        $         --
                             ------------       -----------        ------------
                             ------------       -----------        ------------
Total investments, at
 cost                        $142,810,541       $72,746,186
                             ------------       -----------
                             ------------       -----------




                            OVERSEAS        SMALL CAP         OPPORTUNITY
                           EQUITY FUND     EQUITY FUND            FUND
----------------------------------------------------------------------------
ASSETS:
  Investments in master    $22,383,916     $208,493,609       $25,569,556
  Investments, at value
   (non-affiliated) (Note
   2)                               --               --                --
  Investment in
   affiliates, at value             --               --                --
  Cash                              --               --                --
  Interest and dividends
   receivable                       --               --                --
  Receivable for capital
   shares issued                24,782            2,628             9,514
  Receivable for
   investments sold                 --               --                --
  Receivable from
   Investment Adviser               --               --             7,251
  Tax reclaims receivable       15,912               --                --
  Prepaid expenses and
   other assets                  5,852            8,694             5,714
                           -----------     ------------       -----------
  TOTAL ASSETS              22,430,462      208,504,931        25,592,035
                           -----------     ------------       -----------
LIABILITIES:
  Payable for investments
   purchased                        --               --                --
  Payable for capital
   shares redeemed              38,096          144,108            14,166
  Accrued expenses and
   other liabilities:
    Investment management           --               --                --
    Administration                 828            9,389             1,020
    Accounting                     378              246               379
    Transfer Agent               6,944            4,900            10,701
    Distribution                 1,809               --             2,139
    Shareholder servicing        4,708               --             5,402
    Other                        1,102           94,496             1,085
                           -----------     ------------       -----------
  TOTAL LIABILITIES             53,865          253,139            34,892
                           -----------     ------------       -----------
NET ASSETS                 $22,376,597     $208,251,792       $25,557,143
                           -----------     ------------       -----------
                           -----------     ------------       -----------
.............................................................................
COMPOSITION OF NET
 ASSETS:
  Capital                  $18,823,918     $189,877,939       $24,085,888
  Accumulated net
   investment income
   (loss)                       65,679         (604,732)         (164,417)
  Accumulated net
   realized gains
   (losses) from
   investment and foreign
   currency transactions       992,787       (8,107,513)         (686,789)
  Unrealized
   appreciation/depreciation
   from investments and
   foreign currencies        2,494,213       27,086,098         2,322,461
                           -----------     ------------       -----------
NET ASSETS                 $22,376,597     $208,251,792       $25,557,143
                           -----------     ------------       -----------
                           -----------     ------------       -----------


.............................................................................
CLASS A (INVESTOR)
 SHARES:
  Net Assets               $19,976,042     $         --       $20,807,347
  Shares Outstanding         1,404,295              --         1,902,231
  Net Asset Value and
   Redemption Price per
   share                   $     14.22     $         --       $     10.94
                           -----------     ------------       -----------
                           -----------     ------------       -----------
  Maximum sales charge           5.00%               --             5.00%
                           -----------     ------------       -----------
                           -----------     ------------       -----------
  Maximum Offering Price
   per share (Net Asset
   Value/(100% - maximum
   sales charge))          $     14.97     $         --       $     11.52
                           -----------     ------------       -----------
                           -----------     ------------       -----------
.............................................................................
CLASS B SHARES:
  Net Assets               $2,255,823      $         --       $ 4,475,845
  Shares Outstanding          164,739                --           435,333
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                  $     13.69     $         --       $     10.28
                           -----------     ------------       -----------
                           -----------     ------------       -----------
.............................................................................
CLASS C SHARES:
  Net Assets               $   144,732     $         --       $   273,951
  Shares Outstanding            10,375               --            26,405
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                  $     13.95     $         --       $     10.37
                           -----------     ------------       -----------
                           -----------     ------------       -----------
.............................................................................
CLASS Y SHARES:
  Net Assets               $        --     $         --       $        --
  Shares Outstanding                --               --                --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                   $        --     $         --       $        --
                           -----------     ------------       -----------
                           -----------     ------------       -----------
.............................................................................
ADVISOR SHARES:
  Net Assets               $        --     $208,251,792       $        --
  Shares Outstanding                --       15,840,403                --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                   $        --     $      13.15       $        --
                           -----------     ------------       -----------
                           -----------     ------------       -----------
.............................................................................
TRUST SHARES:
  Net Assets               $        --     $         --       $        --
  Shares Outstanding                --               --                --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                   $        --     $         --       $        --
                           -----------     ------------       -----------
                           -----------     ------------       -----------

--------------

* Redemption Price per share varies by length of time shares are held.

30    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)
          ...................................................................

                                                                                    NEW YORK
                                 LIMITED        FIXED INCOME         BOND           TAX-FREE
                              MATURITY FUND         FUND             FUND          BOND FUND       GROWTH FUND       VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                      $      --       $        --       $      --        $1,380,609       $      --        $       --
  Dividends                            --                --              --            13,751              --                --
  Investment income from
   portfolio                      798,226         2,666,209         625,237                --         390,166           496,341
  Foreign tax withholding
   from portfolio                      --                --              --                --              --            (1,238)
  Expenses from portfolio         (77,438)         (161,372)        (38,622)               --        (123,708)         (154,778)
                                ---------       -----------       ---------        ----------       ---------        ----------
  TOTAL INVESTMENT INCOME         720,788         2,504,837         586,615         1,394,360         266,458           340,325
                                ---------       -----------       ---------        ----------       ---------        ----------
 ..............................................................................................................................
EXPENSES:
  Investment management                --                --              --            89,858              --                --
  Administration                    7,132            20,703           4,859            29,438           7,873             9,977
  Distribution:
    Class B Shares                 22,479                --          25,615            63,364           5,347             7,579
    Class C Shares                  2,360                --           1,503             7,899           1,181             1,575
  Shareholder servicing:
    Class A (Investor)
      Shares                        1,761                --          22,955            42,313          24,790            29,040
    Class B Shares                  7,493                --           8,538            21,121           1,782             2,526
    Class C Shares                    786                --             501             2,633             394               525
  Accounting                       16,434             4,746          13,879            36,173          17,851            17,852
  Custodian                            --                --              --            12,045              --                --
  Registration                      1,895             6,101           2,546             2,430           2,666             2,231
  Printing                          2,368             7,121           2,647             8,172           1,569             4,316
  Transfer agent                   35,607            14,539          34,559            38,170          35,051            29,998
  Trustee                             461             1,253             291             1,642             598               563
  Other                             1,921             5,211           1,505             7,900             718             1,843
                                ---------       -----------       ---------        ----------       ---------        ----------
    Total expenses before
      fee reductions              100,697            59,674         119,398           363,158          99,820           108,025
    Fees reduced by
      Investment Adviser          (15,826)               --         (37,357)           (8,761)        (13,159)             (807)
                                ---------       -----------       ---------        ----------       ---------        ----------
    NET EXPENSES                   84,871            59,674          82,041           354,397          86,661           107,218
                                ---------       -----------       ---------        ----------       ---------        ----------
 ..............................................................................................................................
NET INVESTMENT INCOME             635,917         2,445,163         504,574         1,039,963         179,797           233,107
                                ---------       -----------       ---------        ----------       ---------        ----------
 ..............................................................................................................................
NET REALIZED/UNREALIZED
 GAINS (LOSSES) FROM
 INVESTMENTS: (a)
Net realized gains (losses)
 from investments                  25,563         3,256,381         198,877           107,382         248,079           630,297
Change in unrealized
 appreciation/depreciation
 from investments                (596,899)       (4,270,788)       (443,588)         (516,089)       (309,200)        2,109,832
                                ---------       -----------       ---------        ----------       ---------        ----------
 ..............................................................................................................................
Net realized/unrealized
 gains from investments          (571,336)       (1,014,407)       (244,711)         (408,707)        (61,121)        2,740,129
                                ---------       -----------       ---------        ----------       ---------        ----------
CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS      $  64,581       $ 1,430,756       $ 259,863        $  631,256       $ 118,676        $2,973,236
                                ---------       -----------       ---------        ----------       ---------        ----------
                                ---------       -----------       ---------        ----------       ---------        ----------

--------------

(a) With the exception of New York Tax-Free Bond Fund, represents amounts allocated from the respective Master Portfolios.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    31

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)
          ...................................................................

                                             GROWTH AND                          INTERNATIONAL         OVERSEAS
                                               INCOME            MID-CAP             EQUITY             EQUITY
                                                FUND               FUND               FUND               FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                  $        --        $     2,359        $        --         $       --
  Dividends                                   2,472,976            386,065                 --                 --
  Dividends from affiliated investments           4,191              5,011                 --                 --
  Income from securities lending                     97                571                 --                 --
  Investment income from portfolio                   --                 --          2,089,782            289,245
  Tax reclaims                                       --                 --             73,948                889
  Foreign tax withholding from portfolio             --                 --           (211,453)           (29,258)
  Expenses from portfolio                            --                 --           (708,435)           (98,436)
                                            -----------        -----------        -----------         ----------
  TOTAL INVESTMENT INCOME (LOSS)              2,477,264            394,806          1,243,842            162,440
                                            -----------        -----------        -----------         ----------
..................................................................................................................
EXPENSES:
  Investment management                         558,055            337,254                 --                 --
  Administration                                 76,638             45,888             30,996              4,306
  Distribution:
   Class B Shares                                15,010             27,621                 --              8,454
   Class C Shares                                   163                376                 --                543
  Shareholder servicing:
   Class A (Investor) Shares                      1,833              2,460                 --             25,358
   Class B Shares                                 5,003              9,215                 --              2,818
   Class C Shares                                    54                125                 --                181
  Accounting                                     31,615             31,271              4,627             13,879
  Custodian                                      29,192             24,132                 --                 --
  Registration                                   10,200              1,661              3,719              3,577
  Printing                                       19,783             16,006              9,856              2,162
  Transfer agent                                 37,791             49,748             17,248             34,174
  Trustee                                         4,710              2,889              1,693                232
  Other                                          21,569             13,661              7,104              1,097
                                            -----------        -----------        -----------         ----------
   Total expenses before fee reductions         811,616            562,307             75,243             96,781
   Fees reduced by Investment Adviser           (50,411)           (93,656)                --                 --
                                            -----------        -----------        -----------         ----------
  NET EXPENSES                                  761,205            468,651             75,243             96,781
                                            -----------        -----------        -----------         ----------
..................................................................................................................
NET INVESTMENT INCOME (LOSS)                  1,716,059            (74,645)         1,168,599             65,659
                                            -----------        -----------        -----------         ----------
..................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS AND FOREIGN
 CURRENCIES: (a)
Net realized gains (losses) from
 investment and foreign currency
 transactions                                12,697,495         25,892,173          7,526,373          1,022,779
Change in unrealized
 appreciation/depreciation from
 investments and foreign currencies          (8,790,047)       (17,015,930)         4,109,469            597,941
                                            -----------        -----------        -----------         ----------
..................................................................................................................
Net realized/unrealized gains from
 investment and foreign currency
 transactions                                 3,907,448          8,876,243         11,635,842          1,620,720
                                            -----------        -----------        -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $ 5,623,507        $ 8,801,598        $12,804,441         $1,686,379
                                            -----------        -----------        -----------         ----------
                                            -----------        -----------        -----------         ----------



                                             SMALL CAP
                                              EQUITY           OPPORTUNITY
                                               FUND                FUND
                                          ---------------    ---------------
  Interest                                  $        --         $       --
  Dividends                                          --                 --
  Dividends from affiliated investments              --                 --
  Income from securities lending                     --                 --
  Investment income from portfolio              489,806             54,633
  Tax reclaims                                       --                 --
  Foreign tax withholding from portfolio             --                 --
  Expenses from portfolio                      (987,712)          (109,340)
                                            -----------         ----------
  TOTAL INVESTMENT INCOME (LOSS)               (497,906)           (54,707)
                                            -----------         ----------
.............................................................................
EXPENSES:
  Investment management                              --                 --
  Administration                                 46,521              5,177
  Distribution:
   Class B Shares                                    --             17,702
   Class C Shares                                    --              1,076
  Shareholder servicing:
   Class A (Investor) Shares                         --             27,819
   Class B Shares                                    --              5,901
   Class C Shares                                    --                359
  Accounting                                      4,746             13,879
  Custodian                                          --                 --
  Registration                                    6,297              3,552
  Printing                                       15,821              3,070
  Transfer agent                                 17,216             46,933
  Trustee                                         3,232                314
  Other                                          12,993              1,496
                                            -----------         ----------
   Total expenses before fee reductions         106,826            127,278
   Fees reduced by Investment Adviser                --            (17,568)
                                            -----------         ----------
  NET EXPENSES                                  106,826            109,710
                                            -----------         ----------
.............................................................................
NET INVESTMENT INCOME (LOSS)                   (604,732)          (164,417)
                                            -----------         ----------
.............................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS AND FOREIGN
 CURRENCIES: (a)
Net realized gains (losses) from
 investment and foreign currency
 transactions                                21,077,165          1,484,126
Change in unrealized
 appreciation/depreciation from
 investments and foreign currencies         (13,771,064)        (1,261,843)
                                            -----------         ----------
.............................................................................
Net realized/unrealized gains from
 investment and foreign currency
 transactions                                 7,306,101            222,283
                                            -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $ 6,701,369         $   57,866
                                            -----------         ----------
                                            -----------         ----------

--------------

(a) With the exception of Growth and Income Fund and Mid-Cap Fund, represents amounts allocated from the respective Master Portfolios.

(b) Includes $357,645 related to the reimbursement of realized losses on the disposal of the investment in certain investment companies. (see note 7)

32    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS
          ......................................................................

                                                LIMITED MATURITY FUND                             FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE SIX                                     FOR THE SIX
                                         MONTHS ENDED             FOR THE                MONTHS ENDED             FOR THE
                                        APRIL 30, 2005           YEAR ENDED             APRIL 30, 2005           YEAR ENDED
                                         (UNAUDITED)          OCTOBER 31, 2004           (UNAUDITED)          OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)           $   635,917            $ 1,249,682              $  2,445,163           $  4,468,204
  Net realized gains (losses) from
    investment transactions                   25,563                331,944                 3,256,381              1,275,025
  Change in unrealized
    appreciation/depreciation from
    investments                             (596,899)                32,330                (4,270,788)               (86,587)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                              64,581              1,613,956                 1,430,756              5,656,642
                                         -----------            -----------              ------------           ------------
 ...........................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                  (25,576)               (79,559)                       --                     --
  Class B Shares                             (85,856)              (161,712)                       --                     --
  Class C Shares                              (9,026)               (37,490)                       --                     --
  Class Y Shares                            (570,100)            (1,086,077)                       --                     --
  Advisor Shares                                  --                     --                (2,331,521)            (4,500,718)
NET REALIZED GAINS:
  Class A (Investor) Shares                   (8,295)              (135,028)                       --                     --
  Class B Shares                             (34,076)              (282,131)                       --                     --
  Class C Shares                              (3,623)              (105,514)                       --                     --
  Class Y Shares                            (168,256)            (1,415,704)                       --                     --
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                      (904,808)            (3,303,215)               (2,331,521)            (4,500,718)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             (2,669,577)            (2,200,141)                1,130,121             (2,606,046)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS                      (3,509,804)            (3,889,400)                  229,356             (1,450,122)
 ...........................................................................................................................
NET ASSETS:
  Beginning of period                     39,774,142             43,663,542               109,518,309            110,968,431
                                         -----------            -----------              ------------           ------------
  End of period                          $36,264,338            $39,774,142              $109,747,665           $109,518,309
                                         -----------            -----------              ------------           ------------
                                         -----------            -----------              ------------           ------------
  Accumulated net investment
    income (loss)                        $   (56,914)           $    (2,273)             $    175,068           $     61,426
                                         -----------            -----------              ------------           ------------
                                         -----------            -----------              ------------           ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    33

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                      LIMITED MATURITY FUND                         FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE SIX                                 FOR THE SIX
                                               MONTHS ENDED            FOR THE              MONTHS ENDED           FOR THE
                                              APRIL 30, 2005          YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                                (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $    10,682         $     420,136           $         --         $         --
  Dividends reinvested                               31,269               200,881                     --                   --
  Cost of shares redeemed                          (238,548)           (2,229,725)                    --                   --
                                                -----------         -------------           ------------         ------------
Class A (Investor) Shares capital
 transactions                                      (196,597)           (1,608,708)                    --                   --
                                                -----------         -------------           ------------         ------------
 .............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                       291,387               893,262                     --                   --
  Dividends reinvested                              100,779               397,930                     --                   --
  Cost of shares redeemed                          (773,805)           (1,163,686)                    --                   --
                                                -----------         -------------           ------------         ------------
Class B Shares capital transactions                (381,639)              127,506                     --                   --
                                                -----------         -------------           ------------         ------------
 .............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                        72,900                83,393                     --                   --
  Dividends reinvested                               12,456               141,149                     --                   --
  Cost of shares redeemed                          (157,700)           (1,990,271)                    --                   --
                                                -----------         -------------           ------------         ------------
Class C Shares capital transactions                 (72,344)           (1,765,729)                    --                   --
                                                -----------         -------------           ------------         ------------
 .............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                     2,132,269             9,931,279                     --                   --
  Dividends reinvested                              562,443             1,913,383                     --                   --
  Cost of shares redeemed                        (4,713,709)          (10,797,872)                    --                   --
                                                -----------         -------------           ------------         ------------
Class Y Shares capital transactions              (2,018,997)            1,046,790                     --                   --
                                                -----------         -------------           ------------         ------------
 .............................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                            --                    --             12,562,905           26,239,405
  Dividends reinvested                                   --                    --              1,406,291            2,670,922
  Cost of shares redeemed                                --                    --            (12,839,075)         (31,516,373)
                                                -----------         -------------           ------------         ------------
Advisor Shares capital transactions                      --                    --              1,130,121           (2,606,046)
                                                -----------         -------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $(2,669,577)        $  (2,200,141)          $  1,130,121         $ (2,606,046)
                                                -----------         -------------           ------------         ------------
                                                -----------         -------------           ------------         ------------
 .............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                              1,075                41,873                     --                   --
  Reinvested                                          3,146                19,911                     --                   --
  Redeemed                                          (24,007)             (223,097)                    --                   --
                                                -----------         -------------           ------------         ------------
Change in Class A (Investor) Shares                 (19,786)             (161,313)                    --                   --
                                                -----------         -------------           ------------         ------------
 .............................................................................................................................
CLASS B SHARES:
  Issued                                             29,331                88,212                     --                   --
  Reinvested                                         10,120                39,414                     --                   --
  Redeemed                                          (77,866)             (115,235)                    --                   --
                                                -----------         -------------           ------------         ------------
Change in Class B Shares                            (38,415)               12,391                     --                   --
                                                -----------         -------------           ------------         ------------
 .............................................................................................................................
CLASS C SHARES:
  Issued                                              7,283                 8,294                     --                   --
  Reinvested                                          1,252                13,973                     --                   --
  Redeemed                                          (15,803)             (197,361)                    --                   --
                                                -----------         -------------           ------------         ------------
Change in Class C Shares                             (7,268)             (175,094)                    --                   --
                                                -----------         -------------           ------------         ------------
 .............................................................................................................................
CLASS Y SHARES:
  Issued                                            214,596               984,517                     --                   --
  Reinvested                                         56,524               189,646                     --                   --
  Redeemed                                         (474,415)           (1,068,607)                    --                   --
                                                -----------         -------------           ------------         ------------
Change in Class Y Shares                           (203,295)              105,556                     --                   --
                                                -----------         -------------           ------------         ------------
 .............................................................................................................................
ADVISOR SHARES:
  Issued                                                 --                    --              1,166,091            2,434,997
  Reinvested                                             --                    --                130,409              247,974
  Redeemed                                               --                    --             (1,192,783)          (2,927,030)
                                                -----------         -------------           ------------         ------------
Change in Advisor Shares                                 --                    --                103,717             (244,059)
                                                -----------         -------------           ------------         ------------

34    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                            BOND FUND                          NEW YORK TAX-FREE BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE SIX                                 FOR THE SIX
                                               MONTHS ENDED            FOR THE             MONTHS ENDED            FOR THE
                                              APRIL 30, 2005         YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                                (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $   504,574          $   869,048            $ 1,039,963          $ 1,993,744
  Net realized gains (losses) from
    investment transactions                         198,877             (157,901)               107,382              113,912
  Change in unrealized
    appreciation/depreciation from
    investments                                    (443,588)             377,523               (516,089)             817,257
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                         259,863            1,088,670                631,256            2,924,913
                                                -----------          -----------            -----------          -----------
 .............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                        (361,781)            (638,457)              (508,052)            (868,263)
  Class B Shares                                   (109,164)            (223,750)              (190,820)            (419,400)
  Class C Shares                                     (6,402)             (13,252)               (23,679)             (61,105)
  Class Y Shares                                         --                   --               (309,505)            (646,490)
NET REALIZED GAINS:
  Class A (Investor) Shares                              --                   --                (52,912)            (120,953)
  Class B Shares                                         --                   --                (26,947)             (92,061)
  Class C Shares                                         --                   --                 (3,247)             (15,865)
  Class Y Shares                                         --                   --                (30,806)             (96,127)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                         (477,347)            (875,459)            (1,145,968)          (2,320,264)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                     1,239,775            2,250,029               (894,629)           7,769,011
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS                              1,022,291            2,463,240             (1,409,341)           8,373,660
 .............................................................................................................................
NET ASSETS:
  Beginning of period                            24,642,103           22,178,863             72,593,311           64,219,651
                                                -----------          -----------            -----------          -----------
  End of period                                 $25,664,394          $24,642,103            $71,183,970          $72,593,311
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------
  Accumulated net investment income (loss)      $    39,014          $    11,787            $     7,910          $         3
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    35

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                                                                        NEW YORK
                                                            BOND FUND                              TAX-FREE BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE SIX                                 FOR THE SIX
                                                MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                               APRIL 30, 2005         YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                                (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $ 3,858,529          $11,120,582            $ 6,345,942          $ 19,778,905
  Dividends reinvested                              340,602              592,247                522,597               907,234
  Cost of shares redeemed                        (2,760,276)          (8,748,191)            (5,419,470)          (10,395,878)
                                                -----------          -----------            -----------          ------------
Class A (Investor) Shares capital
 transactions                                     1,438,855            2,964,638              1,449,069            10,290,261
                                                -----------          -----------            -----------          ------------
..................................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                       175,896              899,953                549,625             2,134,581
  Dividends reinvested                               94,290              191,588                161,884               389,604
  Cost of shares redeemed                          (504,844)          (1,572,057)            (1,363,617)           (3,543,472)
                                                -----------          -----------            -----------          ------------
Class B Shares capital transactions                (234,658)            (480,516)              (652,108)           (1,019,287)
                                                -----------          -----------            -----------          ------------
..................................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                        41,250                9,167                 15,978               276,101
  Dividends reinvested                                6,343               12,757                 17,144                54,385
  Cost of shares redeemed                           (12,015)            (256,017)              (274,562)           (1,262,303)
                                                -----------          -----------            -----------          ------------
Class C Shares capital transactions                  35,578             (234,093)              (241,440)             (931,817)
                                                -----------          -----------            -----------          ------------
..................................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                            --                   --              2,294,543             3,969,688
  Dividends reinvested                                   --                   --                 64,702               188,028
  Cost of shares redeemed                                --                   --             (3,809,395)           (4,727,862)
                                                -----------          -----------            -----------          ------------
Class Y Shares capital transactions                      --                   --             (1,450,150)             (570,146)
                                                -----------          -----------            -----------          ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $ 1,239,775          $ 2,250,029            $  (894,629)         $  7,769,011
                                                -----------          -----------            -----------          ------------
                                                -----------          -----------            -----------          ------------
..................................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                            365,739            1,055,569                564,096             1,759,416
  Reinvested                                         32,299               56,325                 46,419                80,838
  Redeemed                                         (263,157)            (833,673)              (482,348)             (926,189)
                                                -----------          -----------            -----------          ------------
Change in Class A (Investor) Shares                 134,881              278,221                128,167               914,065
                                                -----------          -----------            -----------          ------------
..................................................................................................................................
CLASS B SHARES:
  Issued                                             16,715               85,059                 48,957               189,522
  Reinvested                                          8,953               18,245                 14,408                34,705
  Redeemed                                          (48,047)            (149,766)              (121,457)             (318,736)
                                                -----------          -----------            -----------          ------------
Change in Class B Shares                            (22,379)             (46,462)               (58,092)              (94,509)
                                                -----------          -----------            -----------          ------------
..................................................................................................................................
CLASS C SHARES:
  Issued                                              3,914                  868                  1,410                24,608
  Reinvested                                            602                1,213                  1,518                 4,817
  Redeemed                                           (1,139)             (24,313)               (24,341)             (112,449)
                                                -----------          -----------            -----------          ------------
Change in Class C Shares                              3,377              (22,232)               (21,413)              (83,024)
                                                -----------          -----------            -----------          ------------
..................................................................................................................................
CLASS Y SHARES:
  Issued                                                 --                   --                204,946               353,878
  Reinvested                                             --                   --                  5,737                16,713
  Redeemed                                               --                   --               (339,450)             (421,929)
                                                -----------          -----------            -----------          ------------
Change in Class Y Shares                                 --                   --               (128,767)              (51,338)
                                                -----------          -----------            -----------          ------------

36    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                           GROWTH FUND                                 VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE SIX                                 FOR THE SIX
                                                MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                               APRIL 30, 2005        PERIOD ENDED          APRIL 30, 2005        PERIOD ENDED
                                                (UNAUDITED)      OCTOBER 31, 2004(a)        (UNAUDITED)      OCTOBER 31, 2004(a)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $   179,797          $   (57,920)           $   233,107          $   202,593
  Net realized gains (losses) from
    investment transactions                         248,079           (1,428,444)               630,297              434,463
  Change in unrealized
    appreciation/depreciation from
    investments                                    (309,200)           1,153,083              2,109,832            2,013,798
                                                -----------          -----------            -----------          -----------
..................................................................................................................................
CHANGE IN NET ASSETS FROM OPERATIONS                118,676             (333,281)             2,973,236            2,650,854
                                                -----------          -----------            -----------          -----------
..................................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                         (48,913)                  --                (34,035)             (68,463)
  Class B Shares                                         --                   --                     --               (1,749)
  Class C Shares                                         --                   --                     --                 (444)
  Class Y Shares                                    (75,624)                  --                (71,695)            (105,185)
NET REALIZED GAINS:
  Class A (Investor) Shares                              --                   --               (208,943)                  --
  Class B Shares                                         --                   --                (18,614)                  --
  Class C Shares                                         --                   --                 (3,904)                  --
  Class Y Shares                                         --                   --               (241,526)                  --
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                         (124,537)                  --               (578,717)            (175,841)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                     2,141,384           38,531,244               (752,694)          46,393,483
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS                              2,135,523           38,197,963              1,641,825           48,868,496
..................................................................................................................................
NET ASSETS:
  Beginning of period                            38,197,963                   --             48,868,496                   --
                                                -----------          -----------            -----------          -----------
  End of period                                 $40,333,486          $38,197,963            $50,510,321          $48,868,496
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------
  Accumulated net investment income (loss)      $    55,260          $        --            $   158,226          $    30,849
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------

--------------

(a) The Growth Fund and Value Fund commenced operations on May 7, 2004.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    37

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                           GROWTH FUND                                 VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE             MONTHS ENDED            FOR THE
                                             APRIL 30, 2005       PERIOD ENDED          APRIL 30, 2005        PERIOD ENDED
                                              (UNAUDITED)        OCTOBER 31, 2004(a)      (UNAUDITED)        OCTOBER 31, 2004(a)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $  4,846,258         $19,786,406            $ 4,157,768          $23,212,388
  Dividends reinvested                                48,229                  --                240,422               67,173
  Cost of shares redeemed                         (2,342,129)         (2,253,596)            (3,267,256)          (3,411,150)
                                                ------------         -----------            -----------          -----------
Class A (Investor) Shares capital
 transactions                                      2,552,358          17,532,810              1,130,934           19,868,411
                                                ------------         -----------            -----------          -----------
..................................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                        106,988           1,516,870                169,267            1,963,686
  Dividends reinvested                                    --                  --                 18,057                1,711
  Cost of shares redeemed                           (125,687)            (93,968)              (207,294)            (124,729)
                                                ------------         -----------            -----------          -----------
Class B Shares capital transactions                  (18,699)          1,422,902                (19,970)           1,840,668
                                                ------------         -----------            -----------          -----------
..................................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                          2,100             329,711                  1,800              402,773
  Dividends reinvested                                    --                  --                  3,896                  440
  Cost of shares redeemed                             (4,021)            (17,780)                (3,700)             (23,948)
                                                ------------         -----------            -----------          -----------
Class C Shares capital transactions                   (1,921)            311,931                  1,996              379,265
                                                ------------         -----------            -----------          -----------
..................................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                      2,261,318          20,852,452              2,406,904           26,452,278
  Dividends reinvested                                59,360                  --                281,406               81,165
  Cost of shares redeemed                         (2,711,032)         (1,588,851)            (4,553,964)          (2,228,304)
                                                ------------         -----------            -----------          -----------
Class Y Shares capital transactions                 (390,354)         19,263,601             (1,865,654)          24,305,139
                                                ------------         -----------            -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $  2,141,384         $38,531,244            $  (752,694)         $46,393,483
                                                ------------         -----------            -----------          -----------
                                                ------------         -----------            -----------          -----------
..................................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                             371,457           1,564,821                293,164            1,818,480
  Reinvested                                           3,648                  --                 16,733                5,025
  Redeemed                                          (180,446)           (180,067)              (229,572)            (259,287)
                                                ------------         -----------            -----------          -----------
Change in Class A (Investor) Shares                  194,659           1,384,754                 80,325            1,564,218
                                                ------------         -----------            -----------          -----------
..................................................................................................................................
CLASS B SHARES:
  Issued                                               8,531             123,574                 12,379              159,465
  Reinvested                                              --                  --                  1,299                  133
  Redeemed                                           (10,055)             (7,770)               (15,138)              (9,945)
                                                ------------         -----------            -----------          -----------
Change in Class B Shares                              (1,524)            115,804                 (1,460)             149,653
                                                ------------         -----------            -----------          -----------
..................................................................................................................................
CLASS C SHARES:
  Issued                                                 169              26,836                    131               32,464
  Reinvested                                              --                  --                    279                   34
  Redeemed                                              (314)             (1,459)                  (267)              (1,864)
                                                ------------         -----------            -----------          -----------
Change in Class C Shares                                (145)             25,377                    143               30,634
                                                ------------         -----------            -----------          -----------
..................................................................................................................................
CLASS Y SHARES:
  Issued                                             173,175           1,651,120                169,664            2,077,872
  Reinvested                                           4,494                  --                 19,613                6,073
  Redeemed                                          (209,042)           (127,913)              (320,265)            (169,950)
                                                ------------         -----------            -----------          -----------
Change in Class Y Shares                             (31,373)          1,523,207               (130,988)           1,913,995
                                                ------------         -----------            -----------          -----------

--------------

(a) The Growth Fund and Value Fund commenced operations on May 7, 2004.

38    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2005         YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  1,716,059         $  1,573,190           $    (74,645)        $   (448,035)
  Net realized gains (losses) from
    investment transactions                       12,697,495            9,000,926             25,892,173           21,489,500
  Change in unrealized
    appreciation/depreciation from
    investments                                   (8,790,047)             (23,421)           (17,015,930)         (11,346,234)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM OPERATIONS               5,623,507           10,550,695              8,801,598            9,695,231
                                                ------------         ------------           ------------         ------------
..................................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                           (9,418)             (12,296)                    --                   --
  Class B Shares                                     (13,145)                (876)                    --                   --
  Class C Shares (a)                                    (176)                 (24)                    --                   --
  Class Y Shares                                  (1,658,357)          (1,535,871)                    --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (1,681,096)          (1,549,067)                    --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                    (23,157,522)         (14,941,610)           (61,553,622)         (51,555,708)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                             (19,215,111)          (5,939,982)           (52,752,024)         (41,860,477)
..................................................................................................................................
NET ASSETS:
  Beginning of period                            201,580,819          207,520,801            126,362,380          168,222,857
                                                ------------         ------------           ------------         ------------
  End of period                                 $182,365,708         $201,580,819           $ 73,610,356         $126,362,380
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
  Accumulated net investment income (loss)      $    601,546         $    566,583           $    (74,645)        $         --
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

--------------

(a) Growth and Income Fund Class C commenced operations on November 3, 2003.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    39

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2005         YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $    128,795         $  1,500,035           $    139,324         $    863,793
  Dividends reinvested                                 9,179               12,137                     --                   --
  Cost of shares redeemed                           (351,439)          (1,915,097)              (238,551)            (614,831)
                                                ------------         ------------           ------------         ------------
Class A (Investor) Shares capital
 transactions                                       (213,465)            (402,925)               (99,227)             248,962
                                                ------------         ------------           ------------         ------------
..................................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                        435,515            1,837,750                350,866            1,257,527
  Dividends reinvested                                12,915                  869                     --                   --
  Cost of shares redeemed                           (338,389)            (320,783)              (568,067)            (548,619)
                                                ------------         ------------           ------------         ------------
Class B Shares capital transactions                  110,041            1,517,836               (217,201)             708,908
                                                ------------         ------------           ------------         ------------
..................................................................................................................................
CLASS C SHARES: (A)
  Proceeds from shares issued                          2,299               45,962                  1,800               38,477
  Dividends reinvested                                   168                   --                     --                   --
  Cost of shares redeemed                                 --               (5,303)                   (25)              (4,165)
                                                ------------         ------------           ------------         ------------
Class C Shares capital transactions                    2,467               40,659                  1,775               34,312
                                                ------------         ------------           ------------         ------------
..................................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                      5,664,180           12,306,056                     --                   --
  Dividends reinvested                               400,662              348,375                     --                   --
  Cost of shares redeemed                        (29,121,407)         (28,751,611)                    --                   --
                                                ------------         ------------           ------------         ------------
Class Y Shares capital transactions              (23,056,565)         (16,097,180)                    --                   --
                                                ------------         ------------           ------------         ------------
..................................................................................................................................
TRUST SHARES:
  Proceeds from shares issued                             --                   --              3,272,035           11,848,793
  Cost of shares redeemed                                 --                   --            (15,953,724)         (64,396,683)
  Redemption in-kind                                                                         (48,557,280)                  --
                                                ------------         ------------           ------------         ------------
Trust Shares capital transactions                         --                   --            (61,238,969)         (52,547,890)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $(23,157,522)        $(14,941,610)          $(61,553,622)        $(51,555,708)
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
..................................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                              13,975              170,577                 15,203              103,921
  Reinvested                                             985                1,389                     --                   --
  Redeemed                                           (38,497)            (218,685)               (25,946)             (74,968)
                                                ------------         ------------           ------------         ------------
Change in Class A (Investor) Shares                  (23,537)             (46,719)               (10,743)              28,953
                                                ------------         ------------           ------------         ------------
..................................................................................................................................
CLASS B SHARES:
  Issued                                              47,921              209,864                 39,606              155,872
  Reinvested                                           1,401                  101                     --                   --
  Redeemed                                           (37,573)             (37,302)               (64,982)             (69,124)
                                                ------------         ------------           ------------         ------------
Change in Class B Shares                              11,749              172,663                (25,376)              86,748
                                                ------------         ------------           ------------         ------------
..................................................................................................................................
CLASS C SHARES: (a)
  Issued                                                 255                5,315                    201                4,931
  Reinvested                                              18                   --                     --                   --
  Redeemed                                                --                 (595)                    (3)                (506)
                                                ------------         ------------           ------------         ------------
Change in Class C Shares                                 273                4,720                    198                4,425
                                                ------------         ------------           ------------         ------------
..................................................................................................................................
CLASS Y SHARES:
  Issued                                             615,899            1,406,257                     --                   --
  Reinvested                                          42,990               39,834                     --                   --
  Redeemed                                        (3,189,033)          (3,307,085)                    --                   --
                                                ------------         ------------           ------------         ------------
Change in Class Y Shares                          (2,530,144)          (1,860,994)                    --                   --
                                                ------------         ------------           ------------         ------------
..................................................................................................................................
TRUST SHARES:
  Issued                                                  --                   --                353,284            1,427,284
  Redeemed                                                --                   --             (1,737,778)                  --
  Redemption in-kind                                      --                   --             (5,215,605)          (7,710,357)
                                                ------------         ------------           ------------         ------------
Change in Trust Shares                                    --                   --             (6,600,099)          (6,283,073)
                                                ------------         ------------           ------------         ------------

--------------
(a) Growth and Income Fund class C Shares commenced operations on November 3, 2003.

40    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                    INTERNATIONAL EQUITY FUND                     OVERSEAS EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE             MONTHS ENDED            FOR THE
                                             APRIL 30, 2005         YEAR ENDED          APRIL 30, 2005         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  1,168,599         $  1,840,313           $    65,659          $   118,843
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                   7,526,373           19,965,089             1,022,779            2,009,405
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies             4,109,469            2,586,405               597,941              693,652
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       12,804,441           24,391,807             1,686,379            2,821,900
                                                ------------         ------------           -----------          -----------
..................................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                               --                   --               (86,749)             (75,763)
  Class B Shares                                          --                   --                    --                   --
  Class C Shares                                          --                   --                    --                   --
  Advisor Shares                                  (2,396,450)          (3,737,768)                   --                   --
NET REALIZED GAINS FROM INVESTMENT AND
 FOREIGN CURRENCY TRANSACTIONS:
  Class A (Investor) Shares                               --                   --            (1,064,452)                  --
  Class B Shares                                          --                   --              (122,864)                  --
  Class C Shares                                          --                   --                (7,702)                  --
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (2,396,450)          (3,737,768)           (1,281,767)             (75,763)
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                      4,248,817            4,005,057             2,052,766            5,879,349
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS                              14,656,808           24,659,096             2,457,378            8,625,486
..................................................................................................................................
NET ASSETS:
  Beginning of period                            148,316,775          123,657,679            19,919,219           11,293,733
                                                ------------         ------------           -----------          -----------
  End of period                                 $162,973,583         $148,316,775           $22,376,597          $19,919,219
                                                ------------         ------------           -----------          -----------
                                                ------------         ------------           -----------          -----------
  Accumulated net investment income (loss)      $    838,670         $  2,066,521           $    65,679          $    86,769
                                                ------------         ------------           -----------          -----------
                                                ------------         ------------           -----------          -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    41

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                              INTERNATIONAL EQUITY FUND                         OVERSEAS EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE SIX                                     FOR THE SIX
                                         MONTHS ENDED             FOR THE                MONTHS ENDED             FOR THE
                                        APRIL 30, 2005           YEAR ENDED             APRIL 30, 2005           YEAR ENDED
                                         (UNAUDITED)          OCTOBER 31, 2004           (UNAUDITED)          OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued            $         --           $         --             $ 3,663,913            $10,468,157
  Dividends reinvested                             --                     --               1,137,895                 74,544
  Cost of shares redeemed                          --                     --              (2,911,241)            (5,380,471)
                                         ------------           ------------             -----------            -----------
Class A (Investor) Shares capital
 transactions                                      --                     --               1,890,567              5,162,230
                                         ------------           ------------             -----------            -----------
..................................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                      --                     --                 204,785                836,302
  Dividends reinvested                             --                     --                 119,012                     --
  Cost of shares redeemed                          --                     --                (166,838)              (111,311)
                                         ------------           ------------             -----------            -----------
Class B Shares capital
 transactions                                      --                     --                 156,959                724,991
                                         ------------           ------------             -----------            -----------
..................................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                      --                     --                   1,800                 24,526
  Dividends reinvested                             --                     --                   7,641                     --
  Cost of shares redeemed                          --                     --                  (4,201)               (32,398)
                                         ------------           ------------             -----------            -----------
Class C Shares capital
 transactions                                      --                     --                   5,240                 (7,872)
                                         ------------           ------------             -----------            -----------
..................................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued              15,317,898             26,978,110                      --                     --
  Dividends reinvested                      1,241,138              1,968,545                      --                     --
  Cost of shares redeemed                 (12,310,219)           (24,941,598)                     --                     --
                                         ------------           ------------             -----------            -----------
Advisor Shares capital
 transactions                               4,248,817              4,005,057                      --                     --
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                            $  4,248,817           $  4,005,057             $ 2,052,766            $ 5,879,349
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------
..................................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                           --                     --                 250,996                816,578
  Reinvested                                       --                     --                  79,697                  5,847
  Redeemed                                         --                     --                (198,284)              (411,221)
                                         ------------           ------------             -----------            -----------
Change in Class A (Investor)
 Shares                                            --                     --                 132,409                411,204
                                         ------------           ------------             -----------            -----------
..................................................................................................................................
CLASS B SHARES:
  Issued                                           --                     --                  14,500                 67,626
  Reinvested                                       --                     --                   8,631                     --
  Redeemed                                         --                     --                 (11,832)                (9,063)
                                         ------------           ------------             -----------            -----------
Change in Class B Shares                           --                     --                  11,299                 58,563
                                         ------------           ------------             -----------            -----------
..................................................................................................................................
CLASS C SHARES:
  Issued                                           --                     --                     126                  1,956
  Reinvested                                       --                     --                     543                     --
  Redeemed                                         --                     --                    (286)                (2,475)
                                         ------------           ------------             -----------            -----------
Change in Class C Shares                           --                     --                     383                   (519)
                                         ------------           ------------             -----------            -----------
..................................................................................................................................
ADVISOR SHARES:
  Issued                                      944,985              1,962,577                      --                     --
  Reinvested                                   77,814                151,249                      --                     --
  Redeemed                                   (761,522)            (1,835,748)                     --                     --
                                         ------------           ------------             -----------            -----------
Change in Advisor Shares                      261,277                278,078                      --                     --
                                         ------------           ------------             -----------            -----------

42    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                SMALL CAP EQUITY FUND                             OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE SIX                                     FOR THE SIX
                                         MONTHS ENDED             FOR THE                MONTHS ENDED             FOR THE
                                        APRIL 30, 2005           YEAR ENDED             APRIL 30, 2005           YEAR ENDED
                                         (UNAUDITED)          OCTOBER 31, 2004           (UNAUDITED)          OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)           $   (604,732)          $ (1,757,367)            $  (164,417)           $  (350,135)
  Net realized gains (losses) from
    investment transactions                21,077,165             30,929,551               1,484,126              1,634,222
  Change in unrealized
    appreciation/depreciation from
    investments                           (13,771,064)           (11,885,640)             (1,261,843)              (121,946)
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                            6,701,369             17,286,544                  57,866              1,162,141
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             (78,118,526)           (63,689,406)               (356,949)             3,652,913
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS                      (71,417,157)           (46,402,862)               (299,083)             4,815,054
..................................................................................................................................
NET ASSETS:
  Beginning of period                     279,668,949            326,071,811              25,856,226             21,041,172
                                         ------------           ------------             -----------            -----------
  End of period                          $208,251,792           $279,668,949             $25,557,143            $25,856,226
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------
  Accumulated net investment
    income (loss)                        $   (604,732)          $         --             $  (164,417)           $        --
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    43

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                      SMALL CAP EQUITY FUND                         OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE             MONTHS ENDED            FOR THE
                                             APRIL 30, 2005         YEAR ENDED          APRIL 30, 2005         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $         --        $          --           $ 3,014,001          $11,062,186
  Cost of shares redeemed                                 --                   --            (3,166,963)          (7,827,796)
                                                ------------        -------------           -----------          -----------
  Class A (Investor) Shares capital
    transactions                                          --                   --              (152,962)           3,234,390
                                                ------------        -------------           -----------          -----------
..................................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                             --                   --               194,455            1,037,036
  Cost of shares redeemed                                 --                   --              (328,761)            (548,444)
                                                ------------        -------------           -----------          -----------
  Class B Shares capital transactions                     --                   --              (134,306)             488,592
                                                ------------        -------------           -----------          -----------
..................................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                 4,495               46,142
  Cost of shares redeemed                                 --                   --               (74,176)            (116,211)
                                                ------------        -------------           -----------          -----------
  Class C Shares capital transactions                     --                   --               (69,681)             (70,069)
                                                ------------        -------------           -----------          -----------
..................................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                     10,042,322           49,388,314                    --                   --
  Cost of shares redeemed                        (88,160,848)        (113,077,720)                   --                   --
                                                ------------        -------------           -----------          -----------
Advisor Shares capital transactions              (78,118,526)         (63,689,406)                   --                   --
                                                ------------        -------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $(78,118,526)       $ (63,689,406)          $  (356,949)         $ 3,652,913
                                                ------------        -------------           -----------          -----------
                                                ------------        -------------           -----------          -----------
..................................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                  --                   --               261,844            1,041,089
  Redeemed                                                --                   --              (275,770)            (736,333)
                                                ------------        -------------           -----------          -----------
Change in Class A (Investor) Shares                       --                   --               (13,926)             304,756
                                                ------------        -------------           -----------          -----------
..................................................................................................................................
CLASS B SHARES:
  Issued                                                  --                   --                18,036              102,168
  Redeemed                                                --                   --               (30,577)             (55,286)
                                                ------------        -------------           -----------          -----------
Change in Class B Shares                                  --                   --               (12,541)              46,882
                                                ------------        -------------           -----------          -----------
..................................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                   413                4,725
  Redeemed                                                --                   --                (7,118)             (11,371)
                                                ------------        -------------           -----------          -----------
Change in Class C Shares                                  --                   --                (6,705)              (6,646)
                                                ------------        -------------           -----------          -----------
..................................................................................................................................
ADVISOR SHARES:
  Issued                                             726,778            3,907,178                    --                   --
  Redeemed                                        (6,277,573)          (8,901,381)                   --                   --
                                                ------------        -------------           -----------          -----------
Change in Advisor Shares                          (5,550,795)          (4,994,203)                   --                   --
                                                ------------        -------------           -----------          -----------

44    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR FUNDS -- LIMITED MATURITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................


          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.(k)

                                                      INVESTMENT ACTIVITIES                            DIVIDENDS
                                            ------------------------------------------   -------------------------------------

                                                         NET REALIZED AND                                 NET
                                NET ASSET                UNREALIZED GAINS     TOTAL                     REALIZED
                                 VALUE,        NET        (LOSSES) FROM        FROM         NET        GAINS FROM
                                BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2001 (b)                        $10.04        0.33            0.54            0.87        (0.33)           --         (0.33)
Year ended October 31, 2002       10.58        0.44           (0.10)           0.34        (0.44)        (0.05)        (0.49)
Year ended October 31, 2003       10.43        0.33            0.08            0.41        (0.37)           --         (0.37)
Year ended October 31, 2004       10.47        0.32*           0.06            0.38        (0.33)        (0.46)        (0.79)
Six months ended April 30,
 2005 (Unaudited)                 10.06        0.16*          (0.13)           0.03        (0.18)        (0.06)        (0.24)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2001 (g)                        $10.07        0.25            0.52            0.77        (0.25)           --         (0.25)
Year ended October 31, 2002       10.59        0.36           (0.09)           0.27        (0.36)        (0.05)        (0.41)
Year ended October 31, 2003       10.45        0.25            0.08            0.33        (0.29)           --         (0.29)
Year ended October 31, 2004       10.49        0.23            0.08            0.31        (0.26)        (0.46)        (0.72)
Six months ended April 30,
 2005 (Unaudited)                 10.08        0.12           (0.14)          (0.02)       (0.14)        (0.06)        (0.20)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2001 (i)                        $10.07        0.26            0.51            0.77        (0.26)           --         (0.26)
Year ended October 31, 2002       10.58        0.36           (0.09)           0.27        (0.36)        (0.05)        (0.41)
Year ended October 31, 2003       10.44        0.25            0.09            0.34        (0.29)           --         (0.29)
Year ended October 31, 2004       10.49        0.22*           0.08            0.30        (0.26)        (0.46)        (0.72)
Six months ended April 30,
 2005 (Unaudited)                 10.07        0.12*          (0.13)          (0.01)       (0.14)        (0.06)        (0.20)
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2001 (j)                        $10.00        0.37            0.59            0.96        (0.37)           --         (0.37)
Year ended October 31, 2002       10.59        0.46           (0.09)           0.37        (0.46)        (0.05)        (0.51)
Year ended October 31, 2003       10.45        0.33            0.10            0.43        (0.40)           --         (0.40)
Year ended October 31, 2004       10.48        0.33            0.09            0.42        (0.36)        (0.46)        (0.82)
Six months ended April 30,
 2005 (Unaudited)                 10.08        0.17           (0.14)           0.03        (0.19)        (0.06)        (0.25)
------------------------------------------------------------------------------------------------------------------------------




                                                                              RATIOS/SUPPLEMENTARY DATA
                                                      --------------------------------------------------------------------------
                                                                                     RATIO OF
                                                                                       NET
                                                                        RATIO OF    INVESTMENT     RATIO OF
                                                                        EXPENSES    INCOME TO      EXPENSES
                        NET ASSET                     NET ASSETS AT    TO AVERAGE    AVERAGE      TO AVERAGE
                        VALUE, END      TOTAL             END OF          NET          NET           NET              PORTFOLIO
                        OF PERIOD     RETURN(c)       PERIOD (000'S)   ASSETS(e)    ASSETS(e)    ASSETS(e)(f)        TURNOVER(a)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR)
 SHARES
Period ended
 October 31, 2001(b)     $10.58      8.78 %(d)           $   977         1.10%        4.27%          1.49%             102.01%
Year ended
 October 31, 2002         10.43      3.34 %(d)             1,608         0.96%        4.14%          0.96%              44.04%
Year ended
 October 31, 2003         10.47      3.97 %(d)             3,309         1.01%        2.99%          1.01%              98.42%
Year ended
 October 31, 2004         10.06      3.90 %(d)             1,558         1.10%        3.01%          1.21%              50.06%
Six months ended
 April 30, 2005
 (Unaudited)               9.85      0.25 %(d)             1,329         0.94%        3.33%          1.03%              13.36%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended
 October 31, 2001(g)     $10.59      8.02 %(h)           $   896         1.85%        3.52%          7.59%             102.01%
Year ended
 October 31, 2002         10.45      2.65 %(h)             4,178         1.70%        3.30%          1.70%              44.04%
Year ended
 October 31, 2003         10.49      3.19 %(h)             6,443         1.73%        2.30%          1.73%              98.42%
Year ended
 October 31, 2004         10.08      3.11 %(h)             6,321         1.85%        2.28%          1.96%              50.06%
Six months ended
 April 30, 2005
 (Unaudited)               9.86     (0.23)%(h)             5,804         1.69%        2.57%          1.77%              13.36%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended
 October 31, 2001(i)     $10.58      7.80 %(h)           $   161         1.85%        3.60%         17.61%             102.01%
Year ended
 October 31, 2002         10.44      2.65 %(h)             1,759         1.70%        3.26%          1.70%              44.04%
Year ended
 October 31, 2003         10.49      3.29 %(h)             2,544         1.73%        2.31%          1.73%              98.42%
Year ended
 October 31, 2004         10.07      3.03 %(h)               679         1.85%        2.25%          1.96%              50.06%
Six months ended
 April 30, 2005
 (Unaudited)               9.86     (0.13)%(h)               593         1.69%        2.57%          1.77%              13.36%
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended
 October 31, 2001 (j)    $10.59      9.78 %              $67,315         0.85%        4.59%          0.85%             102.01%
Year ended
 October 31, 2002         10.45      3.69 %               94,886         0.71%        4.42%          0.71%              44.04%
Year ended
 October 31, 2003         10.48      4.12 %               31,368         0.69%        3.62%          0.69%              98.42%
Year ended
 October 31, 2004         10.08      4.25 %               31,217         0.85%        3.28%          0.96%              50.06%
Six months ended
 April 30, 2005
 (Unaudited)               9.86      0.27 %               28,538         0.69%        3.57%          0.77%              13.36%
----------------------------------------------------------------------------------------------------------------------------------

  * Calculated based on average shares outstanding.
(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(b) Class A (Investor) Shares commenced operations on February 7, 2001.
(c) Not annualized for periods less than one year.
(d) Excludes sales charge.
(e) Annualized for periods less than one year.
(f) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(g) Class B Shares commenced operations on February 15, 2001.
(h) Excludes redemption charge.
(i) Class C Shares commenced operations on February 13, 2001.
(j) Class Y Shares commenced operations on January 23, 2001.
(k) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Limited Maturity Portfolio.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    45

          HSBC ADVISOR FUNDS TRUST -- FIXED INCOME FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (b)

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                   (LOSSES) FROM       TOTAL
                                        VALUE,         NET        INVESTMENT AND       FROM
                                     BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000             $10.01         0.69           (0.02)           0.67
Year ended October 31, 2001               9.99         0.67            0.80            1.47
Year ended October 31, 2002              10.81         0.55           (0.14)           0.41
Year ended October 31, 2003              10.63         0.41            0.19            0.60
Year ended October 31, 2004              10.73         0.45            0.12            0.57
Six months ended April 30, 2005
 (Unaudited)                             10.85         0.24           (0.10)           0.14
----------------------------------------------------------------------------------------------

                                           DIVIDENDS
                                     ----------------------

                                                              NET ASSET
                                        NET                     VALUE,
                                     INVESTMENT     TOTAL       END OF       TOTAL
                                       INCOME     DIVIDENDS     PERIOD     RETURN(c)
-------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000            (0.69)       (0.69)      $ 9.99       6.98%
Year ended October 31, 2001            (0.65)       (0.65)       10.81      15.11%
Year ended October 31, 2002            (0.59)       (0.59)       10.63       3.94%
Year ended October 31, 2003            (0.50)       (0.50)       10.73       5.71%
Year ended October 31, 2004            (0.45)       (0.45)       10.85       5.46%
Six months ended April 30, 2005
 (Unaudited)                           (0.23)       (0.23)       10.76       1.29%
-------------------------------------------------------------------------------------

                                                     RATIOS/SUPPLEMENTARY DATA
                                     ---------------------------------------------------------

                                                                  RATIO OF NET
                                     NET ASSETS    RATIO OF        INVESTMENT
                                     AT END OF    EXPENSES TO      INCOME TO
                                       PERIOD     AVERAGE NET     AVERAGE NET       PORTFOLIO
                                      (000'S)      ASSETS(d)       ASSETS(d)       TURNOVER(a)
----------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000           $134,458       0.61%            6.66%          440.49%
Year ended October 31, 2001            150,580       0.63%            6.45%          341.26%
Year ended October 31, 2002            284,841       0.56%            5.06%           77.82%
Year ended October 31, 2003            110,968       0.56%            4.30%           70.91%
Year ended October 31, 2004            109,518       0.64%            4.20%           34.88%
Six months ended April 30, 2005
 (Unaudited)                           109,748       0.41%            4.48%           47.83%
----------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Fixed Income Portfolio.

(c) Not Annualized for periods less than one year.

(d) Annualized for periods less than one year.

See notes to financial statements.

46    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- BOND FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (e)

                                                 INVESTMENT ACTIVITIES                    DIVIDENDS
                                       ------------------------------------------   ----------------------
                                                    NET REALIZED AND
                                                    UNREALIZED GAINS
                           NET ASSET                 (LOSSES) FROM       TOTAL
                            VALUE,        NET        INVESTMENT AND       FROM         NET
                           BEGINNING   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT     TOTAL
                           OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS
----------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 2000                       $ 9.78        0.61           (0.01)           0.60        (0.62)       (0.62)
Year ended October 31,
 2001                         9.76        0.60            0.77            1.37        (0.58)       (0.58)
Year ended October 31,
 2002                        10.55        0.49           (0.14)           0.35        (0.52)       (0.52)
Year ended October 31,
 2003                        10.38        0.40            0.13            0.53        (0.43)       (0.43)
Year ended October 31,
 2004                        10.48        0.40            0.12            0.52        (0.40)       (0.40)
Six months ended April 30,
 2005 (Unaudited)            10.60        0.23           (0.11)           0.12        (0.21)       (0.21)
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2000                       $ 9.78        0.54           (0.01)           0.53        (0.54)       (0.54)
Year ended October 31,
 2001                         9.77        0.52            0.76            1.28        (0.50)       (0.50)
Year ended October 31,
 2002                        10.55        0.41           (0.13)           0.28        (0.44)       (0.44)
Year ended October 31,
 2003                        10.39        0.32            0.13            0.45        (0.35)       (0.35)
Year ended October 31,
 2004                        10.49        0.32            0.11            0.43        (0.32)       (0.32)
Six months ended April 30,
 2005 (Unaudited)            10.60        0.19           (0.11)           0.08        (0.17)       (0.17)
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2000                       $ 9.77        0.55           (0.01)           0.54        (0.55)       (0.55)
Year ended October 31,
 2001                         9.76        0.51            0.77            1.28        (0.50)       (0.50)
Year ended October 31,
 2002                        10.54        0.41           (0.13)           0.28        (0.44)       (0.44)
Year ended October 31,
 2003                        10.38        0.32            0.13            0.45        (0.35)       (0.35)
Year ended October 31,
 2004                        10.48        0.32            0.11            0.43        (0.32)       (0.32)
Six months ended April 30,
 2005 (Unaudited)            10.59        0.19           (0.10)           0.09        (0.17)       (0.17)
----------------------------------------------------------------------------------------------------------




                                                                               RATIOS/SUPPLEMENTARY DATA
                                                        ------------------------------------------------------------------------

                                                                        RATIO OF      RATIO OF NET
                           NET ASSET                    NET ASSETS      EXPENSES       INVESTMENT      RATIO OF
                            VALUE,                      AT END OF      TO AVERAGE      INCOME TO     EXPENSES TO
                            END OF       TOTAL            PERIOD          NET         AVERAGE NET    AVERAGE NET     PORTFOLIO
                            PERIOD     RETURN(f)         (000'S)       ASSETS(g)       ASSETS(g)     ASSETS(g)(a)   TURNOVER(b)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 2000                        $ 9.76      6.39%(c)        $ 3,828         1.10%           6.13%          3.31%         440.49%
Year ended October 31,
 2001                         10.55     14.41%(c)          6,683         1.10%           5.92%          2.61%         341.26%
Year ended October 31,
 2002                         10.38      3.44%(c)         12,053         1.10%           4.52%          1.47%          77.82%
Year ended October 31,
 2003                         10.48      5.17%(c)         14,143         1.10%           3.76%          1.21%          70.91%
Year ended October 31,
 2004                         10.60      5.07%(c)         17,248         1.04%           3.78%          1.26%          34.88%
Six months ended April 30,
 2005 (Unaudited)             10.51      1.11%(c)         18,529         0.74%           4.15%          1.03%          47.83%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2000                        $ 9.77      5.67%(d)        $   279         1.85%           5.38%          4.03%         440.49%
Year ended October 31,
 2001                         10.55     13.43%(d)          1,494         1.85%           5.04%          3.32%         341.26%
Year ended October 31,
 2002                         10.39      2.76%(d)          6,124         1.85%           3.66%          2.18%          77.82%
Year ended October 31,
 2003                         10.49      4.38%(d)          7,430         1.85%           3.01%          1.96%          70.91%
Year ended October 31,
 2004                         10.60      4.19%(d)          7,017         1.79%           3.05%          2.01%          34.88%
Six months ended April 30,
 2005 (Unaudited)             10.51      0.73%(d)          6,726         1.49%           3.41%          1.78%          47.83%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2000                        $ 9.76      5.71%(d)        $   138         1.85%           5.38%          4.05%         440.49%
Year ended October 31,
 2001                         10.54     13.44%(d)            526         1.85%           5.11%          3.34%         341.26%
Year ended October 31,
 2002                         10.38      2.77%(d)            983         1.85%           3.75%          2.21%          77.82%
Year ended October 31,
 2003                         10.48      4.39%(d)            606         1.85%           3.06%          1.97%          70.91%
Year ended October 31,
 2004                         10.59      4.20%(d)            377         1.80%           3.07%          2.02%          34.88%
Six months ended April 30,
 2005 (Unaudited)             10.51      0.83%(d)            409         1.48%           3.41%          1.77%          47.83%
--------------------------------------------------------------------------------------------------------------------------------


(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(c) Excludes sales charge.

(d) Excludes redemption charge.

(e) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Fixed Income Portfolio.

(f) Not Annualized for periods less than one year.

(g) Annualized for periods less than one year.


See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    47

          HSBC INVESTOR FUNDS -- NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                INVESTMENT ACTIVITIES                           DIVIDENDS
                                       ----------------------------------------   -------------------------------------
                                                     NET REALIZED
                                                    AND UNREALIZED                                 NET
                           NET ASSET                GAINS (LOSSES)     TOTAL                     REALIZED
                            VALUE,        NET            FROM           FROM         NET        GAINS FROM
                           BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                           OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-----------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 2000                       $10.08        0.46           0.33           0.79        (0.46)        (0.02)        (0.48)
Year ended October 31,
 2001                        10.39        0.41           0.54           0.95        (0.41)           --         (0.41)
Year ended October 31,
 2002                        10.93        0.38           0.16           0.54        (0.38)           --         (0.38)
Year ended October 31,
 2003                        11.09        0.38           0.12           0.50        (0.38)           --         (0.38)
Year ended October 31,
 2004                        11.21        0.34           0.17           0.51        (0.34)        (0.06)        (0.40)
Six months ended April 30,
 2005 (Unaudited)            11.32        0.17          (0.06)          0.11        (0.17)        (0.02)        (0.19)
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2000                       $10.07        0.39           0.33           0.72        (0.39)        (0.02)        (0.41)
Year ended October 31,
 2001                        10.38        0.33           0.54           0.87        (0.33)           --         (0.33)
Year ended October 31,
 2002                        10.92        0.30           0.16           0.46        (0.30)           --         (0.30)
Year ended October 31,
 2003                        11.08        0.30           0.12           0.42        (0.30)           --         (0.30)
Year ended October 31,
 2004                        11.20        0.25           0.17           0.42        (0.25)        (0.06)        (0.31)
Six months ended April 30,
 2005 (Unaudited)            11.31        0.13          (0.06)          0.07        (0.13)        (0.02)        (0.15)
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2000                       $10.11        0.39           0.33           0.72        (0.39)        (0.02)        (0.41)
Year ended October 31,
 2001                        10.42        0.33           0.54           0.87        (0.33)           --         (0.33)
Year ended October 31,
 2002                        10.96        0.30           0.16           0.46        (0.30)           --         (0.30)
Year ended October 31,
 2003                        11.12        0.30           0.13           0.43        (0.30)           --         (0.30)
Year ended October 31,
 2004                        11.25        0.25           0.16           0.41        (0.25)        (0.06)        (0.31)
Six months ended April 30,
 2005 (Unaudited)            11.35        0.13          (0.06)          0.07        (0.13)        (0.02)        (0.15)
-----------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31,
 2000                       $10.07        0.49           0.34           0.83        (0.49)        (0.02)        (0.51)
Year ended October 31,
 2001                        10.39        0.44           0.54           0.98        (0.44)           --         (0.44)
Year ended October 31,
 2002                        10.93        0.41           0.16           0.57        (0.41)           --         (0.41)
Year ended October 31,
 2003                        11.09        0.41           0.12           0.53        (0.41)           --         (0.41)
Year ended October 31,
 2004                        11.21        0.37           0.17           0.54        (0.37)        (0.06)        (0.43)
Six months ended April 30,
 2005 (Unaudited)            11.32        0.18          (0.06)          0.12        (0.18)        (0.02)        (0.20)
-----------------------------------------------------------------------------------------------------------------------




                                                                        RATIOS/SUPPLEMENTARY DATA
                                                  ---------------------------------------------------------------------

                                                                             RATIO OF NET
                           NET ASSET              NET ASSETS    RATIO OF      INVESTMENT      RATIO OF
                            VALUE,                AT END OF    EXPENSES TO    INCOME TO     EXPENSES TO
                            END OF       TOTAL      PERIOD     AVERAGE NET   AVERAGE NET    AVERAGE NET     PORTFOLIO
                            PERIOD     RETURN(e)   (000'S)      ASSETS(f)     ASSETS(f)     ASSETS(f)(c)   TURNOVER(a)
-----------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 2000                        $10.39    8.03%(b)    $12,401        0.93%         4.60%          1.06%          34.12%
Year ended October 31,
 2001                         10.93    9.26%(b)     17,722        0.95%         3.91%          1.07%           0.00%
Year ended October 31,
 2002                         11.09    5.08%(b)     16,341        0.95%         3.52%          0.95%          30.70%
Year ended October 31,
 2003                         11.21    4.57%(b)     22,326        0.91%         3.39%          0.91%          29.79%
Year ended October 31,
 2004                         11.32    4.57%(b)     32,889        0.87%         3.01%          0.87%          26.96%
Six months ended April 30,
 2005 (Unaudited)             11.24    0.93%(b)     34,100        0.86%         3.02%          0.88%          10.39%
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2000                        $10.38    7.27%(d)    $   828        1.70%         3.81%          1.74%          34.12%
Year ended October 31,
 2001                         10.92    8.44%(d)      5,619        1.70%         3.05%          1.82%           0.00%
Year ended October 31,
 2002                         11.08    4.30%(d)     12,699        1.70%         2.74%          1.70%          30.70%
Year ended October 31,
 2003                         11.20    3.80%(d)     18,352        1.66%         2.64%          1.66%          29.79%
Year ended October 31,
 2004                         11.31    3.80%(d)     17,457        1.62%         2.27%          1.62%          26.96%
Six months ended April 30,
 2005 (Unaudited)             11.23    0.56%(d)     16,682        1.61%         2.28%          1.63%          10.39%
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2000                        $10.42    7.23%(d)    $   416        1.71%         3.77%          1.73%          34.12%
Year ended October 31,
 2001                         10.96    8.40%(d)      1,523        1.70%         3.04%          1.83%           0.00%
Year ended October 31,
 2002                         11.12    4.28%(d)      2,608        1.70%         2.74%          1.70%          30.70%
Year ended October 31,
 2003                         11.25    3.87%(d)      3,252        1.66%         2.64%          1.66%          29.79%
Year ended October 31,
 2004                         11.35    3.69%(d)      2,340        1.62%         2.26%          1.62%          26.96%
Six months ended April 30,
 2005 (Unaudited)             11.27    0.56%(d)      2,082        1.61%         2.27%          1.63%          10.39%
-----------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31,
 2000                        $10.39    8.41%       $ 9,514        0.69%         4.82%          0.78%          34.12%
Year ended October 31,
 2001                         10.93    9.53%        14,989        0.70%         4.19%          0.83%           0.00%
Year ended October 31,
 2002                         11.09    5.34%        19,753        0.70%         3.76%          0.70%          30.70%
Year ended October 31,
 2003                         11.21    4.84%        20,290        0.67%         3.67%          0.67%          29.79%
Year ended October 31,
 2004                         11.32    4.83%        19,908        0.62%         3.27%          0.62%          26.96%
Six months ended April 30,
 2005 (Unaudited)             11.24    1.06%        18,320        0.61%         3.27%          0.63%          10.39%
-----------------------------------------------------------------------------------------------------------------------


 (a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

 (b) Excludes sales charge.

 (c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

 (d) Excludes redemption charge.

 (e) Not Annualized for periods less than one year.

 (f) Annualized for periods less than one year.

See notes to financial statements.

48    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- GROWTH FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (h)


                                                 INVESTMENT ACTIVITIES                   DIVIDENDS
                                        ----------------------------------------   ----------------------
                                                      NET REALIZED
                                                     AND UNREALIZED
                                                     GAINS (LOSSES)
                            NET ASSET      NET            FROM          TOTAL
                             VALUE,     INVESTMENT     INVESTMENT        FROM         NET
                            BEGINNING     INCOME      AND FUTURES     INVESTMENT   INVESTMENT     TOTAL
                            OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     DIVIDENDS
--------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2004 (c)                    $12.68       (0.02)         (0.11)         (0.13)          --           --
Six months ended April 30,
 2005 (Unaudited)             12.55        0.05           0.01           0.06        (0.03)       (0.03)
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2004 (c)                    $12.28       (0.07)         (0.10)         (0.17)          --           --
Six months ended April 30,
 2005 (Unaudited)             12.11          --           0.01           0.01           --           --
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (c)                    $12.35       (0.06)         (0.12)         (0.18)          --           --
Six months ended April 30,
 2005 (Unaudited)             12.17          --           0.02           0.02           --           --
--------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2004 (c)                    $12.67       (0.01)         (0.11)         (0.12)          --           --
Six months ended April 30,
 2005 (Unaudited)             12.55        0.07           0.01           0.08        (0.05)       (0.05)
--------------------------------------------------------------------------------------------------------

                                                                           RATIOS/SUPPLEMENTARY DATA
                                                   --------------------------------------------------------------------------
                                                                                  RATIO OF
                                                                                     NET
                                                                                 INVESTMENT
                           NET ASSET               NET ASSETS     RATIO OF         INCOME          RATIO OF
                            VALUE,                 AT END OF     EXPENSES TO      (LOSS) TO      EXPENSES TO
                            END OF       TOTAL       PERIOD        AVERAGE         AVERAGE         AVERAGE         PORTFOLIO
                            PERIOD     RETURN(d)    (000'S)     NET ASSETS(f)   NET ASSETS(f)  NET ASSETS(f)(a)   TURNOVER(b)
----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2004 (c)                    $12.55    (1.03)%(e)   $17,372         1.20%             (0.42)%        1.31%          53.08%
Six months ended April 30,
 2005 (Unaudited)             12.58     0.49 %(e)    19,871         1.10%              0.74 %        1.16%          43.34%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2004 (c)                    $12.11    (1.38)%(g)   $ 1,402         1.95%             (1.17)%        2.06%          53.08%
Six months ended April 30,
 2005 (Unaudited)             12.12     0.08 %(g)     1,385         1.84%              0.06 %        1.91%          43.34%
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (c)                    $12.17    (0.41)%(g)   $   309         1.95%             (1.18)%        2.06%          53.08%
Six months ended April 30,
 2005 (Unaudited)             12.19     0.16 %(g)       308         1.84%              0.07 %        1.91%          43.34%
----------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2004 (c)                    $12.55     0.95 %      $19,115         0.95%             (0.17)%        1.06%          53.08%
Six months ended April 30,
 2005 (Unaudited)             12.58     0.60 %       18,770         0.86%              1.06 %        0.92%          43.34%
----------------------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the respective portfolio in which the fund invests all its investable assets.

(c) Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on May 7, 2004.

(d) Not Annualized for periods less than one year.

(e) Excludes sales charge.

(f) Annualized for periods less than one year.

(g) Excludes redemption charge.

(h) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    49

          HSBC INVESTOR FUNDS -- VALUE FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (h)

                                                    INVESTMENT ACTIVITIES                             DIVIDENDS
                                          ------------------------------------------   ---------------------------------------
                                                       NET REALIZED AND
                            NET ASSET                  UNREALIZED GAINS                              NET REALIZED
                              VALUE,         NET        (LOSSES) FROM     TOTAL FROM      NET         GAINS FROM
                           BEGINNING OF   INVESTMENT    INVESTMENT AND    INVESTMENT   INVESTMENT   INVESTMENT AND     TOTAL
                              PERIOD        INCOME       TRANSACTIONS     ACTIVITIES     INCOME      TRANSACTIONS    DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2004 (c)                     $12.68         0.05            0.69            0.74        (0.04)            --          (0.04)
Six months ended April 30,
 2005 (Unaudited)              13.38         0.06*           0.74            0.80        (0.02)         (0.13)         (0.15)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2004 (c)                     $12.28           --            0.68            0.68        (0.01)            --          (0.01)
Six months ended April 30,
 2005 (Unaudited)              12.95           --            0.72            0.72           --          (0.13)         (0.13)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (c)                     $12.35         0.01            0.67            0.68        (0.02)            --          (0.02)
Six months ended April 30,
 2005 (Unaudited)              13.01           --            0.73            0.73           --          (0.13)         (0.13)
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2004 (c)                     $12.67         0.07            0.70            0.77        (0.06)            --          (0.06)
Six months ended April 30,
 2005 (Unaudited)              13.38         0.08            0.73            0.81        (0.04)         (0.13)         (0.17)
------------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                     ------------------------------------------------------------------------
                                                                                 RATIO OF NET
                           NET ASSET                 NET ASSETS    RATIO OF       INVESTMENT        RATIO OF
                            VALUE,                   AT END OF    EXPENSES TO     INCOME TO       EXPENSES TO
                            END OF       TOTAL         PERIOD     AVERAGE NET    AVERAGE NET      AVERAGE NET      PORTFOLIO
                            PERIOD     RETURN(d)      (000'S)      ASSETS(f)      ASSETS(f)       ASSETS(f)(a)    TURNOVER(b)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2004 (c)                   $13.38       7.79%(e)     $20,933        1.20%          0.81%           1.25%            10.33%
Six months ended April 30,
 2005 (Unaudited)            14.03       5.94%(e)      23,079        1.10%          0.81%           1.10%             9.47%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2004 (c)                   $12.95       9.06%(g)     $ 1,938        1.95%          0.05%           2.00%            10.33%
Six months ended April 30,
 2005 (Unaudited)            13.54       5.51%(g)       2,006        1.85%          0.05%           1.85%             9.47%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (c)                   $13.01       8.47%(g)     $   399        1.95%          0.04%           2.00%            10.33%
Six months ended April 30,
 2005 (Unaudited)            13.61       5.57%(g)         419        1.85%          0.05%           1.85%             9.47%
-----------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2004 (c)                   $13.38       6.05%        $25,600        0.95%          1.05%           1.00%            10.33%
Six months ended April 30,
 2005 (Unaudited)            14.02       6.07%         25,006        0.85%          1.05%           0.85%             9.47%
-----------------------------------------------------------------------------------------------------------------------------

  * Calculated based on average shares outstanding.
(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective portfolio in which the fund invests all its investable assets.
(c) Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on May 7, 2004.
(d) Not annualized for periods less than one year.
(e) Excludes sales charge.
(f) Annualized for periods less than one year.
(g) Excludes redemption charge.
(h) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

See notes to financial statements.

50    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
          INDICATED.

                                                    INVESTMENT ACTIVITIES                    DIVIDENDS
                                          ------------------------------------------   ----------------------
                                                       NET REALIZED AND
                            NET ASSET        NET       UNREALIZED GAINS
                              VALUE,      INVESTMENT    (LOSSES) FROM     TOTAL FROM      NET
                           BEGINNING OF     INCOME        INVESTMENT      INVESTMENT   INVESTMENT     TOTAL
                              PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2001 (b)                     $10.06         0.01           (1.15)          (1.14)       (0.01)       (0.01)
Year ended October 31,
 2002                           8.91         0.04           (1.73)          (1.69)       (0.01)       (0.01)
Year ended October 31,
 2003                           7.21         0.06            1.18            1.24        (0.06)       (0.06)
Year ended October 31,
 2004                           8.39         0.05            0.36            0.41        (0.04)       (0.04)
Six months ended April 30,
 2005 (Unaudited)               8.76         0.07*           0.15            0.22        (0.06)       (0.06)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2001 (f)                     $ 9.54        (0.01)          (0.64)          (0.65)       (0.01)       (0.01)
Year ended October 31,
 2002                           8.88        (0.00)>         (1.74)          (1.74)          --           --
Year ended October 31,
 2003                           7.14        (0.01)           1.18            1.17        (0.01)       (0.01)
Year ended October 31,
 2004                           8.30        (0.02)*          0.36            0.34        (0.00)*      (0.00)*
Six months ended April 30,
 2005 (Unaudited)               8.64         0.03*           0.16            0.19        (0.03)       (0.03)
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (h)                     $ 8.40        (0.02)*          0.38            0.36        (0.03)       (0.03)
Six months ended April 30,
 2005 (Unaudited)               8.73         0.03*           0.15            0.18        (0.04)       (0.04)
-------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2001 (i)                     $10.00         0.02           (1.09)          (1.07)       (0.01)       (0.01)
Year ended October 31,
 2002                           8.92         0.06           (1.73)          (1.67)       (0.03)       (0.03)
Year ended October 31,
 2003                           7.22         0.07            1.19            1.26        (0.08)       (0.08)
Year ended October 31,
 2004                           8.40         0.07            0.36            0.43        (0.06)       (0.06)
Six months ended April 30,
 2005 (Unaudited)               8.77         0.08*           0.15            0.23        (0.08)       (0.08)




                                                                      RATIOS/SUPPLEMENTARY DATA
                                                      ---------------------------------------------------------
                                                                                    RATIO OF NET     RATIO OF
                           NET ASSET                  NET ASSETS     RATIO OF        INVESTMENT    EXPENSES TO
                            VALUE,                    AT END OF     EXPENSES TO    INCOME (LOSS)     AVERAGE
                            END OF       TOTAL          PERIOD        AVERAGE        TO AVERAGE        NET         PORTFOLIO
                            PERIOD     RETURN(c)       (000'S)     NET ASSETS(e)   NET ASSETS(e)   ASSETS(e)(j)   TURNOVER(a)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2001 (b)                    $8.91     (12.65)%(d)     $  1,927        1.11%          0.15 %          1.11%         43.13%
Year ended October 31,
 2002                         7.21     (18.97)%(d)        1,306        1.01%          0.39 %          1.01%         59.85%
Year ended October 31,
 2003                         8.39      17.26 %(d)        1,827        1.04%          0.70 %          1.04%         64.52%
Year ended October 31,
 2004                         8.76       4.94 %(d)        1,500        1.02%          0.50 %          1.02%         73.68%
Six months ended April 30,
 2005 (Unaudited)             8.92       2.44 %(d)        1,317        0.98%          1.45 %          1.03%         45.81%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2001 (f)                    $8.88     (10.52)%(g)     $    330        1.84%         (0.64)%          1.84%         43.13%
Year ended October 31,
 2002                         7.14     (19.59)%(g)        1,154        1.76%         (0.30)%          1.76%         59.85%
Year ended October 31,
 2003                         8.30      16.40 %(g)        2,235        1.79%         (0.07)%          1.79%         64.52%
Year ended October 31,
 2004                         8.64       4.13 %(g)        3,820        1.77%         (0.25)%          1.77%         73.68%
Six months ended April 30,
 2005 (Unaudited)             8.80       2.18 %(g)        3,990        1.73%          0.67 %          1.78%         45.81%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (h)                    $8.73       3.57 %(g)     $     41        1.77%         (0.28)%          1.77%         73.68%
Six months ended April 30,
 2005 (Unaudited)             8.87       2.01 %(g)           44        1.73%          0.69 %          1.78%         45.81%
-----------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2001 (i)                    $8.92      (9.71)%        $219,221        0.82%          0.38 %          0.82%         43.13%
Year ended October 31,
 2002                         7.22     (18.76)%         168,812        0.76%          0.66 %          0.76%         59.85%
Year ended October 31,
 2003                         8.40      17.63 %         203,458        0.79%          0.96 %          0.79%         64.52%
Year ended October 31,
 2004                         8.77       5.18 %         196,219        0.77%          0.77 %          0.77%         73.68%
Six months ended April 30,
 2005 (Unaudited)             8.92       2.53 %         177,014        0.74%          1.72 %          0.78%         45.81%
-----------------------------------------------------------------------------------------------------------------------------

  > Less than $0.005 per share.
  * Calculated based on average shares outstanding.
(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Class A (Investor) Shares commenced operations on April 12, 2001.
(c) Not annualized for periods less than one year.
(d) Excludes sales charge.
(e) Annualized for periods less than one year.
(f) Class B Shares commenced operations on April 5, 2001.
(g) Excludes redemption charge.
(h) Class C Shares commenced operations on November 3, 2003.
(i) Class Y Shares commenced operations on April 2, 2001.
(j) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

                                            HSBC INVESTOR FAMILY OF FUNDS    51

          HSBC INVESTOR FUNDS -- MID-CAP FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
          INDICATED.


                                                 INVESTMENT ACTIVITIES                      DIVIDENDS
                                       ------------------------------------------   -------------------------
                                                     NET REALIZED
                                                         AND
                                                      UNREALIZED
                           NET ASSET                GAINS (LOSSES)       TOTAL      NET REALIZED
                            VALUE,        NET            FROM             FROM       GAINS FROM
                           BEGINNING   INVESTMENT     INVESTMENT       INVESTMENT    INVESTMENT       TOTAL
                           OF PERIOD      LOSS       TRANSACTIONS      ACTIVITIES   TRANSACTIONS    DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2000 (b)                   $10.27       (0.01)         (0.19)           (0.20)            --            --
Year ended October 31,
 2001                        10.07       (0.03)         (2.00)           (2.03)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.90       (0.03)         (1.57)           (1.60)            --            --
Year ended October 31,
 2003                         6.30       (0.03)*         1.68             1.65             --            --
Year ended October 31,
 2004                         7.95       (0.04)*         0.53             0.49             --            --
Six months ended April 30,
 2005 (Unaudited)             8.44       (0.01)*         0.46             0.45             --            --
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2000 (f)                   $10.72       (0.02)         (0.64)           (0.66)            --            --
Year ended October 31,
 2001                        10.06       (0.08)         (2.02)           (2.10)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)         (1.55)           (1.63)            --            --
Year ended October 31,
 2003                         6.19       (0.08)          1.64             1.56             --            --
Year ended October 31,
 2004                         7.75       (0.10)*         0.51             0.41             --            --
Six months ended April 30,
 2005 (Unaudited)             8.16       (0.04)*         0.45             0.41             --            --
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2000 (h)                   $10.04       (0.01)          0.03 (j)         0.02             --            --
Year ended October 31,
 2001                        10.06       (0.09)         (2.01)           (2.10)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)         (1.54)           (1.62)            --            --
Year ended October 31,
 2003                         6.20       (0.08)          1.68             1.60             --            --
Year ended October 31,
 2004                         7.80       (0.10)*         0.52             0.42             --            --
Six months ended April 30,
 2005 (Unaudited)             8.22       (0.04)*         0.44             0.40             --            --
-------------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31,
 2000 (k)                   $10.00       (0.01)          0.09 (j)         0.08             --            --
Year ended October 31,
 2001                        10.08       (0.01)         (2.02)           (2.03)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.91       (0.02)         (1.56)           (1.58)            --            --
Year ended October 31,
 2003                         6.33       (0.01)          1.69             1.68             --            --
Year ended October 31,
 2004                         8.01       (0.02)*         0.53             0.51             --            --
Six months ended April 30,
 2005 (Unaudited)             8.52       (0.00)>*        0.46             0.46             --            --
-------------------------------------------------------------------------------------------------------------





                                                                        RATIOS/SUPPLEMENTARY DATA
                                                       -------------------------------------------------------------

                                                                                      RATIO OF NET
                           NET ASSET                   NET ASSETS      RATIO OF        INVESTMENT        RATIO OF
                            VALUE,                     AT END OF      EXPENSES TO        LOSS TO        EXPENSES TO
                            END OF       TOTAL           PERIOD       AVERAGE NET      AVERAGE NET      AVERAGE NET      PORTFOLIO
                            PERIOD     RETURN(c)        (000'S)        ASSETS(e)        ASSETS(e)      ASSETS (e)(k)    TURNOVER(a)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2000 (b)                    $10.07     (1.95)%(d)      $    445         1.28%           (0.42)%           1.28%           57.69%
Year ended October 31,
 2001                          7.90    (20.37)%(d)           927         1.13%           (0.40)%           1.13%          112.67%
Year ended October 31,
 2002                          6.30    (20.25)%(d)         1,010         1.08%           (0.46)%           1.08%          140.23%
Year ended October 31,
 2003                          7.95     26.19 %(d)         1,539         1.10%           (0.43)%           1.10%          100.86%
Year ended October 31,
 2004                          8.44      6.16 %(d)         1,878         1.09%           (0.54)%           1.09%          106.72%
Six months ended April 30,
 2005 (Unaudited)              8.89      5.33 %(d)         1,882         0.92%           (0.24)%           1.13%          108.42%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2000 (f)                    $10.06     (6.16)%(g)      $  1,557         2.02%           (1.17)%           2.02%           57.69%
Year ended October 31,
 2001                          7.82    (21.09)%(g)         3,827         1.88%           (1.16)%           1.88%          112.67%
Year ended October 31,
 2002                          6.19    (20.84)%(g)         4,391         1.83%           (1.21)%           1.83%          140.23%
Year ended October 31,
 2003                          7.75     25.20 %(g)         6,009         1.85%           (1.16)%           1.85%          100.86%
Year ended October 31,
 2004                          8.16      5.29 %(g)         7,037         1.84%           (1.29)%           1.84%          106.72%
Six months ended April 30,
 2005 (Unaudited)              8.57      5.02 %(g)         7,167         1.66%           (0.99)%           1.87%          108.42%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2000 (h)                    $10.06      0.20 %(g)      $     18         2.11%           (1.29)%           2.11%           57.69%
Year ended October 31,
 2001                          7.82    (21.09)%(g)            21         1.87%           (1.13)%           1.87%          112.67%
Year ended October 31,
 2002                          6.20    (20.72)%(g)            20         1.83%           (1.20)%           1.83%          140.23%
Year ended October 31,
 2003                          7.80     25.81 %(g)            54         1.85%           (1.23)%           1.85%          100.86%
Year ended October 31,
 2004                          8.22      5.38 %(g)            94         1.84%           (1.29)%           1.84%          106.72%
Six months ended April 30,
 2005 (Unaudited)              8.62      4.87 %(g)           100         1.66%           (0.99)%           1.88%          108.42%
-----------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31,
 2000 (k)                    $10.08      0.80 %         $108,487         1.01%           (0.22)%           1.01%           57.69%
Year ended October 31,
 2001                          7.91    (20.34)%          129,390         0.87%           (0.13)%           0.87%          112.67%
Year ended October 31,
 2002                          6.33    (19.97)%           98,059         0.82%           (0.18)%           0.82%          140.23%
Year ended October 31,
 2003                          8.01     26.54 %          160,621         0.85%           (0.17)%           0.85%          100.86%
Year ended October 31,
 2004                          8.52      6.37 %          117,354         0.84%           (0.28)%           0.84%          106.72%
Six months ended April 30,
 2005 (Unaudited)              8.98      5.40 %           64,461         0.73%           (0.06)%           0.86%          108.42%
-----------------------------------------------------------------------------------------------------------------------------------

 * Calculated based on average shares outstanding.
 > Less than $0.005 per share.
(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Class A (Investor) Shares commenced operations on July 10, 2000.
(c) Not annualized for periods less than one year.
(d) Excludes sales charge.
(e) Annualized for periods less than one year.
(f) Class B Shares commenced operations on July 17, 2000.
(g) Excludes redemption charge.
(h) Class C Shares commenced operations on August 9, 2000.
(i) Trust Shares commenced operations on July 1, 2000.
(j) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(k) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

52    HSBC INVESTOR FAMILY OF FUNDS

          HSBC ADVISOR FUNDS TRUST -- INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (b)


                                                      INVESTMENT ACTIVITIES                            DIVIDENDS
                                            ------------------------------------------   -------------------------------------
                                                         NET REALIZED AND                                 NET
                                                         UNREALIZED GAINS                               REALIZED
                                                          (LOSSES) FROM                                GAINS FROM
                                NET ASSET                   INVESTMENT        TOTAL                    INVESTMENT
                                 VALUE,        NET         AND FOREIGN         FROM         NET       AND FOREIGN
                                BEGINNING   INVESTMENT       CURRENCY       INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                                OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000      $18.58        0.11            0.75            0.86        (0.11)        (1.20)        (1.31)
Year ended October 31, 2001       18.13        0.09           (4.38)          (4.29)          --         (1.28)        (1.28)
Year ended October 31, 2002       12.56        0.09           (1.73)          (1.64)       (0.19)           --         (0.19)
Year ended October 31, 2003       10.73        0.20            2.02            2.22        (0.19)           --         (0.19)
Year ended October 31, 2004       12.76        0.18            2.32            2.50        (0.39)           --         (0.39)
Six months ended April 30,
 2005 (Unaudited)                 14.87        0.10            1.19            1.29        (0.23)           --         (0.23)
------------------------------------------------------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTARY DATA
                                                          ----------------------------------------------------

                                                                                      RATIO OF
                                                                                         NET
                                NET ASSET                 NET ASSETS    RATIO OF     INVESTMENT
                                 VALUE,                   AT END OF    EXPENSES TO    INCOME TO
                                 END OF       TOTAL         PERIOD     AVERAGE NET   AVERAGE NET    PORTFOLIO
                                 PERIOD     RETURN(c)      (000'S)      ASSETS(d)     ASSETS(d)    TURNOVER(a)
--------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000       $18.13        4.05%      $219,837       0.90%         0.51%         27.81%
Year ended October 31, 2001        12.56     (25.42)%       184,494       0.99%         0.51%         26.90%
Year ended October 31, 2002        10.73     (13.32)%       194,704       0.99%         0.70%         31.63%
Year ended October 31, 2003        12.76       21.03%       123,658       1.07%         1.16%         68.51%
Year ended October 31, 2004        14.87       20.06%       148,317       1.05%         1.39%        106.11%
Six months ended April 30,
 2005 (Unaudited)                  15.93        8.71%       162,974       0.96%         1.43%         10.99%
--------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) The per share amounts and percentages reflect income and expense assuming inclusion of the fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(c) Not Annualized for periods less than one year.

(d) Annualized for periods less than one year.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    53

          HSBC INVESTOR FUNDS -- OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (c)


                                                 INVESTMENT ACTIVITIES                           DIVIDENDS
                                       -----------------------------------------   -------------------------------------
                                                     NET REALIZED
                                                    AND UNREALIZED                              NET REALIZED
                                                    GAINS (LOSSES)                               GAINS FROM
                           NET ASSET      NET       FROM INVESTMENT                              INVESTMENT
                            VALUE,     INVESTMENT     AND FOREIGN     TOTAL FROM      NET       AND FOREIGN
                           BEGINNING     INCOME        CURRENCY       INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                           OF PERIOD     (LOSS)      TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 2000                       $16.90       (0.11)           0.64           0.53           --         (0.22)        (0.22)
Year ended October 31,
 2001                        17.21       (0.04)          (4.05)         (4.09)          --         (1.46)        (1.46)
Year ended October 31,
 2002                        11.66       (0.04)          (1.34)         (1.38)       (0.12)        (0.29)        (0.41)
Year ended October 31,
 2003                         9.87        0.01            1.95           1.96        (0.10)           --         (0.10)
Year ended October 31,
 2004                        11.73        0.08            2.19           2.27        (0.07)           --         (0.07)
Six months ended April 30,
 2005 (Unaudited)            13.93        0.04            1.10           1.14        (0.06)        (0.79)        (0.85)
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2000                       $16.69       (0.10)           0.48           0.38           --         (0.22)        (0.22)
Year ended October 31,
 2001                        16.85       (0.14)          (3.95)         (4.09)          --         (1.46)        (1.46)
Year ended October 31,
 2002                        11.30       (0.08)          (1.34)         (1.42)       (0.03)        (0.29)        (0.32)
Year ended October 31,
 2003                         9.56       (0.06)           1.89           1.83        (0.05)           --         (0.05)
Year ended October 31,
 2004                        11.34        0.01*           2.08           2.09           --            --            --
Six months ended April 30,
 2005 (Unaudited)            13.43       (0.01)           1.06           1.05           --         (0.79)        (0.79)
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2000                       $16.84       (0.14)           0.52           0.38           --         (0.22)        (0.22)
Year ended October 31,
 2001                        17.00       (0.18)          (3.95)         (4.13)          --         (1.46)        (1.46)
Year ended October 31,
 2002                        11.41       (0.08)          (1.36)         (1.44)          --         (0.29)        (0.29)
Year ended October 31,
 2003                         9.68       (0.06)           1.93           1.87        (0.01)           --         (0.01)
Year ended October 31,
 2004                        11.54       (0.01)           2.14           2.13           --            --            --
Six months ended April 30,
 2005 (Unaudited)            13.67       (0.01)           1.08           1.07           --         (0.79)        (0.79)
------------------------------------------------------------------------------------------------------------------------




                                                                               RATIOS/SUPPLEMENTARY DATA
                                                     ----------------------------------------------------------------------------

                                                                                    RATIO OF NET
                                                                       RATIO OF      INVESTMENT         RATIO OF
                           NET ASSET                   NET ASSETS     EXPENSES TO   INCOME (LOSS)     EXPENSES TO
                           VALUE, END     TOTAL        AT END OF      AVERAGE NET    TO AVERAGE       AVERAGE NET      PORTFOLIO
                           OF PERIOD    RETURN(f)    PERIOD (000'S)    ASSETS(g)    NET ASSETS(g)     ASSETS(a)(g)    TURNOVER(b)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 2000                         $17.21      3.05 %(c)     $ 7,252          1.85%         (0.49)%           2.43%          27.81%
Year ended October 31,
 2001                          11.66    (25.93)%(c)       6,940          1.85%         (0.35)%           2.44%          26.90%
Year ended October 31,
 2002                           9.87    (12.42)%(c)       7,203          1.85%         (0.18)%           2.28%          31.63%
Year ended October 31,
 2003                          11.73     20.09 %(c)      10,096          1.85%          0.07 %           2.34%          68.51%
Year ended October 31,
 2004                          13.93     19.40 %(c)      17,721          1.78%          0.79 %           1.88%         106.11%
Six months ended April 30,
 2005 (Unaudited)              14.22      8.29 %(c)      19,976          1.64%          0.66 %           1.64%          10.99%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2000                         $16.85      2.18 %(d)     $   358          2.60%         (1.17)%           2.96%          27.81%
Year ended October 31,
 2001                          11.30    (26.52)%(d)         294          2.60%         (1.09)%           3.18%          26.90%
Year ended October 31,
 2002                           9.56    (13.07)%(d)         588          2.60%         (0.87)%           3.04%          31.63%
Year ended October 31,
 2003                          11.34     19.26 %(d)       1,076          2.60%         (0.62)%           3.16%          68.51%
Year ended October 31,
 2004                          13.43     18.43 %(d)       2,061          2.53%          0.05 %           2.63%         106.11%
Six months ended April 30,
 2005 (Unaudited)              13.69      7.80 %(d)       2,256          2.39%         (0.10)%           2.39%          10.99%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2000                         $17.00      2.10 %(d)     $   248          2.60%         (1.14)%           2.96%          27.81%
Year ended October 31,
 2001                          11.41    (26.53)%(d)         139          2.60%         (1.10)%           3.16%          26.90%
Year ended October 31,
 2002                           9.68    (13.08)%(d)          96          2.60%         (1.00)%           3.04%          31.63%
Year ended October 31,
 2003                          11.54     19.28 %(d)         121          2.60%         (0.64)%           3.17%          68.51%
Year ended October 31,
 2004                          13.67     18.46 %(d)         137          2.54%         (0.10)%           2.66%         106.11%
Six months ended April 30,
 2005 (Unaudited)              13.95      7.81 %(d)         145          2.39%         (0.10)%           2.39%          10.99%
---------------------------------------------------------------------------------------------------------------------------------

  * Calculated based on average shares outstanding.

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(c) Excludes sales charge.

(d) Excludes redemption charge.

(e) The per share amounts and percentages reflect income and expense assuming inclusion of the fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(f) Not Annualized for periods less than one year.

(g) Annualized for periods less than one year.

See notes to financial statements.

54   HSBC INVESTOR FAMILY OF FUNDS

          HSBC ADVISOR FUNDS TRUST -- SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (b)


                                                    INVESTMENT ACTIVITIES                     DIVIDENDS
                                          ------------------------------------------   ------------------------
                                                       NET REALIZED AND                    NET
                            NET ASSET                  UNREALIZED GAINS     TOTAL        REALIZED
                              VALUE,         NET        (LOSSES) FROM        FROM       GAINS FROM
                           BEGINNING OF   INVESTMENT      INVESTMENT      INVESTMENT    INVESTMENT      TOTAL
                              PERIOD         LOSS        TRANSACTIONS     ACTIVITIES   TRANSACTIONS   DIVIDENDS
---------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31,
 2000                         $12.56        (0.10)           6.73            6.63         (1.38)        (1.38)
Year ended October 31,
 2001                          17.81        (0.10)          (3.65)          (3.75)        (2.74)        (2.74)
Year ended October 31,
 2002                          11.32        (0.09)          (1.96)          (2.05)           --            --
Year ended October 31,
 2003                           9.27        (0.06)           3.15            3.09            --            --
Year ended October 31,
 2004                          12.36        (0.08)           0.79            0.71            --            --
Six months ended April 30,
 2005 (Unaudited)              13.07        (0.04)           0.12            0.08            --            --
---------------------------------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTARY DATA
                                                  ----------------------------------------------------
                                                                             RATIO OF NET
                           NET ASSET              NET ASSETS    RATIO OF      INVESTMENT
                            VALUE,                AT END OF    EXPENSES TO     LOSS TO
                            END OF       TOTAL      PERIOD     AVERAGE NET   AVERAGE NET    PORTFOLIO
                            PERIOD     RETURN(c)   (000'S)      ASSETS(d)     ASSETS(d)    TURNOVER(a)
------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31,
 2000                        $17.81     55.59 %    $253,724       1.05%         (0.68)%       79.51%
Year ended October 31,
 2001                         11.32    (22.98)%     180,265       1.07%         (0.74)%       52.47%
Year ended October 31,
 2002                          9.27    (18.11)%     190,686       1.07%         (0.87)%      103.90%
Year ended October 31,
 2003                         12.36     33.33 %     326,072       1.01%         (0.72)%      152.05%
Year ended October 31,
 2004                         13.07      5.74 %     279,669       0.98%         (0.62)%       81.75%
Six months ended April 30,
 2005 (Unaudited)             13.15      0.61 %     208,252       0.90%         (0.50)%       31.89%
------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) The per share amounts and percentages reflect income and expense assuming inclusion of the fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(c) Not Annualized for periods less than one year.

(d) Annualized for periods less than one year.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    55

          HSBC INVESTOR FUNDS -- OPPORTUNITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (e)

                                                 INVESTMENT ACTIVITIES                      DIVIDENDS
                                       ------------------------------------------   --------------------------
                                                    NET REALIZED AND
                           NET ASSET                UNREALIZED GAINS     TOTAL       NET REALIZED
                            VALUE,        NET        (LOSSES) FROM        FROM        GAINS FROM
                           BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT     INVESTMENT       TOTAL
                           OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES    TRANSACTIONS    DIVIDENDS
--------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 2000                       $13.19       (0.26)           7.13            6.87          (1.31)         (1.31)
Year ended October 31,
 2001                        18.75       (0.14)          (3.58)          (3.72)         (5.43)         (5.43)
Year ended October 31,
 2002                         9.60       (0.13)          (1.64)          (1.77)            --             --
Year ended October 31,
 2003                         7.83       (0.10)           2.63            2.53             --             --
Year ended October 31,
 2004                        10.36       (0.13)           0.68            0.55             --             --
Six months ended April 30,
 2005 (Unaudited)            10.91       (0.06)           0.09            0.03             --             --
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2000                       $13.06       (0.28)           6.93            6.65          (1.31)         (1.31)
Year ended October 31,
 2001                        18.40       (0.23)*         (3.47)          (3.70)         (5.43)         (5.43)
Year ended October 31,
 2002                         9.27       (0.20)*         (1.56)          (1.76)            --             --
Year ended October 31,
 2003                         7.51       (0.18)*          2.52            2.34             --             --
Year ended October 31,
 2004                         9.85       (0.20)           0.64            0.44             --             --
Six months ended April 30,
 2005 (Unaudited)            10.29       (0.10)           0.09           (0.01)            --             --
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2000                       $13.13       (0.32)           7.01            6.69          (1.31)         (1.31)
Year ended October 31,
 2001                        18.51       (0.24)*         (3.49)          (3.73)         (5.43)         (5.43)
Year ended October 31,
 2002                         9.35       (0.21)*         (1.57)          (1.78)            --             --
Year ended October 31,
 2003                         7.57       (0.18)           2.55            2.37             --             --
Year ended October 31,
 2004                         9.94       (0.22)           0.67            0.45             --             --
Six months ended April 30,
 2005 (Unaudited)            10.39       (0.10)           0.08           (0.02)            --             --
--------------------------------------------------------------------------------------------------------------



                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                         --------------------------------------------------------------------------
                                                                                        RATIO OF NET
                           NET ASSET                     NET ASSETS      RATIO OF        INVESTMENT        RATIO OF
                            VALUE,                       AT END OF      EXPENSES TO       LOSS TO        EXPENSES TO
                            END OF       TOTAL             PERIOD       AVERAGE NET     AVERAGE NET      AVERAGE NET     PORTFOLIO
                            PERIOD     RETURN(f)          (000'S)        ASSETS(g)       ASSETS(g)       ASSETS(g)(a)   TURNOVER(b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 2000                        $18.75     54.54 %(c)        $15,415          1.65%            (1.29)%         1.84%          79.51%
Year ended October 31,
 2001                          9.60    (23.65)%(c)         11,892          1.65%            (1.32)%         1.97%          52.47%
Year ended October 31,
 2002                          7.83    (18.44)%(c)         11,384          1.65%            (1.45)%         2.08%         103.90%
Year ended October 31,
 2003                         10.36     32.31 %(c)         16,695          1.65%            (1.36)%         2.09%         152.05%
Year ended October 31,
 2004                         10.91      5.31 %(c)         20,902          1.61%            (1.24)%         1.72%          81.75%
Six months ended April 30,
 2005 (Unaudited)             10.94      0.27 %(c)         20,807          1.47%            (1.07)%         1.60%          31.89%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2000                        $18.40     53.30 %(d)        $ 1,273          2.40%            (2.02)%         2.49%          79.51%
Year ended October 31,
 2001                          9.27    (24.16)%(d)          1,315          2.40%            (2.08)%         2.73%          52.47%
Year ended October 31,
 2002                          7.51    (18.99)%(d)          2,374          2.40%            (2.18)%         2.86%         103.90%
Year ended October 31,
 2003                          9.85     31.16 %(d)          3,952          2.40%            (2.11)%         2.83%         152.05%
Year ended October 31,
 2004                         10.29      4.47 %(d)          4,611          2.36%            (2.00)%         2.47%          81.75%
Six months ended April 30,
 2005 (Unaudited)             10.28     (0.10)%(d)          4,476          2.22%            (1.82)%         2.55%          31.89%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2000                        $18.51     53.32 %(d)        $   707          2.40%            (2.02)%         2.46%          79.51%
Year ended October 31,
 2001                          9.35    (24.17)%(d)            407          2.40%            (2.06)%         2.71%          52.47%
Year ended October 31,
 2002                          7.57    (19.04)%(d)            329          2.40%            (2.20)%         2.83%         103.90%
Year ended October 31,
 2003                          9.94     31.31 %(d)            395          2.40%            (2.11)%         2.84%         152.05%
Year ended October 31,
 2004                         10.39      4.53 %(d)            344          2.37%            (2.00)%         2.48%          81.75%
Six months ended April 30,
 2005 (Unaudited)             10.37     (0.10)%(d)            274          2.22%            (1.82)%         2.55%          31.89%
-----------------------------------------------------------------------------------------------------------------------------------

  * Calculated using average shares.
(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Excludes redemption charge.
(e) The per share amounts and percentages reflect income and expense assuming inclusion of the fund's proportionate share of the income and expenses of the HSBC Investor Small Cap Portfolio.
(f) Not annualized for periods less than one year.
(g) Annualized for periods less than one year.

See notes to financial statements.

56    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the 'Advisor Trust'), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the 'Act'), as open-end management investment companies. The Trust and Advisor Trust (collectively the 'Trusts') contain the following funds (individually a 'Fund,' collectively the 'Funds'):

FUND                                       SHORT NAME                     TRUST
----                                       ----------                     -----
HSBC Investor Limited Maturity Fund        Limited Maturity Fund          Trust
HSBC Investor Fixed Income Fund            Fixed Income Fund              Advisor Trust
HSBC Investor Bond Fund                    Bond Fund                      Trust
HSBC Investor New York Tax-Free Bond Fund  New York Tax-Free Bond Fund    Trust
HSBC Investor Growth Fund                  Growth Fund                    Trust
HSBC Investor Value Fund                   Value Fund                     Trust
HSBC Investor Growth and Income Fund       Growth and Income Fund         Trust
HSBC Investor Mid-Cap Fund                 Mid-Cap Fund                   Trust
HSBC Investor International Equity Fund    International Equity Fund      Advisor Trust
HSBC Investor Overseas Equity Fund         Overseas Equity Fund           Trust
HSBC Investor Small Cap Equity Fund        Small Cap Equity Fund          Advisor Trust
HSBC Investor Opportunity Fund             Opportunity Fund               Trust

        The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, Growth Fund, Value Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their Respective Portfolios (as defined below).

        On May 7, 2004 the Equity Fund reorganized into two separate HSBC Investor Funds, the HSBC Investor Growth Fund and HSBC Investor Value Fund. Shareholders of the Equity Fund became shareholders of both the HSBC Investor Growth Fund and the HSBC Investor Value Fund as a result of the reorganization, receiving shares of the HSBC Investor Growth Fund and the HSBC Investor Value Fund having an aggregate net asset value equal to the aggregate net asset value of their investment in the Equity Fund. The beginning NAV for the HSBC Investor Value Fund and the HSBC Investor Growth Fund was the closing NAV for the respective class of shares of the Equity Fund.

        During the six months ended April 30, 2005, the Mid-Cap Fund delivered securities of the Fund in exchange for the redemption of Trust Shares (redemption in-kind). Cash and securities were transferred for redemptions at a market value of $48,557,280.

                                                                              PROPORTIONATE
                                                                               INTEREST ON
FUND                       RESPECTIVE PORTFOLIO                               APRIL 30, 2005
----                       --------------------                               --------------
Limited Maturity Fund      HSBC Investor Limited Maturity Portfolio                70.8%
Fixed Income Fund          HSBC Investor Fixed Income Portfolio                    70.2
Bond Fund                  HSBC Investor Fixed Income Portfolio                    16.3
Growth Fund                HSBC Investor Growth Portfolio                          80.2
Value Fund                 HSBC Investor Value Portfolio                           78.4
International Equity Fund  HSBC Investor International Equity Portfolio            75.3
Overseas Equity Fund       HSBC Investor International Equity Portfolio            10.3
Small Cap Equity Fund      HSBC Investor Small Cap Equity Portfolio                79.1
Opportunity Fund           HSBC Investor Small Cap Equity Portfolio                 9.7

        The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor Value Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small

                                             HSBC INVESTOR FAMILY OF FUNDS    57

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'), and like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Limited Maturity Fund, New York Tax-Free Bond Fund, Growth Fund, Value Fund, and the Growth and Income Fund each offers four classes of shares: Class A (Investor) Shares, Class B Shares, Class C Shares and Class Y Shares. The Mid-Cap Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Fixed Income Fund, International Equity Fund, and the Small Cap Equity Fund each offers one class of shares (Advisor). The Bond Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares, Class A (Investor) Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

        Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

    A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to refiect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees. In addition, specific securities may need to be valued by or at the direction of the Funds' Board of Trustees due to potentially significant events. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed confiicts.

58    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    B. FEEDER FUNDS

        The Feeder Funds record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

    A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Changes in holdings of portfolio securities are refiected no later than the first business day following the trade date. However, for financial statement purposes, portfolio securities are reflected as of trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    B. FEEDER FUNDS

        The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.

    FUTURES CONTRACTS:

        The New York Tax-Free Bond Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fiuctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the New York Tax-Free Bond Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made each day, depending on the daily fiuctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

        Futures contracts may also be entered into for non-hedging purposes. A 'sale' of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A 'purchase' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

        Should market conditions move unexpectedly, the New York Tax-Free Bond Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    OPTIONS:

        The Growth and Income Fund and the Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is 'covered' if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the period ended April 30, 2005, the funds did not write any covered call options.

    SECURITY LOANS:

        To generate additional income, the Funds may lend up to 33 1/3% of their respective assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. Government or U.S. Government

                                             HSBC INVESTOR FAMILY OF FUNDS    59

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    agency securities, equal at all times to at least 100% of the fair value. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of HSBC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. As of April 30, 2005, the Funds had no loans outstanding.

    LINE OF CREDIT:

        The funds participate in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, the funds may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

        During the period ended April 30, 2005, the Growth and Income Fund and the Mid-Cap Fund had borrowed against the Line of Credit. The details of the borrowing were as follows:

                                               AVERAGE AMOUNT   AVERAGE INTEREST   TOTAL INTEREST
FUND                                            OUTSTANDING           RATE            CHARGES*
----                                            -----------           ----            --------
Growth and Income Fund.......................     $628,155            3.30%            $3,858
Mid-Cap Fund.................................      237,431            2.99%               709

---------

  * Total interest charged is included in Other Expenses on the Statement of Operations.

    ALLOCATIONS:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

    DIVIDENDS TO SHAREHOLDERS:

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Growth Fund and Value Fund, semi-annually in the case of the Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

        The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the components of net assets; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

60    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    REDEMPTION FEE:

        Effective April 1, 2004, a redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased or exchanged into the Funds prior to April 1, 2004. Additionally, this fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. The redemption fee for the International Equity Fund and Overseas Equity Fund was effective beginning September 1, 2003. For the period ended April 30, 2005 the following Funds collected redemption fees as follows:

FUND                                                          FEES COLLECTED
----                                                          --------------
International Equity Fund...................................     $   144
Overseas Equity Fund........................................     $    74
NY Tax-free Bond Fund.......................................     $12,809
Fixed Income Fund...........................................     $   212
Bond Fund...................................................     $    28
Growth Fund.................................................     $   316
Growth & Income Fund........................................     $   454
Value Fund..................................................     $   342
Opportunity Fund............................................     $   156
Mid-Cap Fund................................................     $     8
Limited Maturity Fund.......................................     $    10

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. Effective April 18, 2005, Transamerica Investment Management, LLC and Munder Capital Management began serving as Sub-Investment Advisor for the Growth and Income Fund and Mid-Cap Fund, respectively, and are paid for there services directly by HSBC.

        For its services as Investment Adviser, HSBC is entitled to receive a fee, accrued daily and paid monthly, based on average daily net assets, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
New York Tax-Free Bond Fund.................................   0.25%

        For its services as Investment Adviser and Sub-Investment Advisor, respectively, HSBC and Transamerica Investment Management, LLC receive in aggregate, a fee accrued daily and paid monthly, at an annual rate of 0.60% of the Growth and Income Fund's average daily net assets.

        For its services as Investment Adviser and Sub-Investment Advisor, respectively, HSBC and Munder Capital Management receive in aggregate, a fee accrued daily and paid monthly, at an annual rate of 0.75% of the Growth and Income Fund's average daily net assets.

                                             HSBC INVESTOR FAMILY OF FUNDS    61

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

        Prior to April, 18, 2005, HSBC Investments (USA) Inc. served as Investment Advisor for the Growth and Income Fund and Mid-Cap Fund and received a fee, accrued daily and paid monthly, based on average daily net assets, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
Growth and Income Fund......................................   0.55%
Mid-Cap Fund................................................   0.55%

        Effective April 18, 2005, the Investment Adviser has agreed to contractually waive 0.05% of its management fee based on average daily net assets of the Growth and Income Fund and Mid-Cap Funds.

        All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trusts are affiliated, serves the Trusts as Administrator. Such officers, with the exception of the Chief Compliance Officer as noted below, are paid no fees directly by the Funds for serving as officers of the Trusts. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....    0.07%
In excess of $9.25 billion but not exceeding $12 billion....    0.05%
In excess of $12 billion....................................    0.03%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. The Portfolios pay half of each Feeder Fund's administration fee for a combination of the total fee rate above. BISYS Ohio may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds. In addition, BISYS provides an employee to serve as Chief Compliance Officer for the Funds including providing certain related services, for which it receives an additional fee.

        On June 13, 2005 the Board approved a proposal for HSBC to serve as the Administrator of the Funds, which will be effective July 1, 2005 under the same compensation structure as those currently with BISYS. In addition, the Board approved a proposal for BISYS to serve as the sub-Administrator to HSBC, in which BISYS will be compensated directly by HSBC effective July 1, 2005.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the 'Distributor'). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, received $344,412 in commissions from sales of the Funds of which $343,984 was reallowed to affiliated brokers and dealers.

62    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    SHAREHOLDER SERVICING:

        The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. For performing these services the shareholder servicing agents receive a fee of 0.25%, 0.25%, and 0.25% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A (Investor) Shares, Class B Shares and Class C Shares of the Fund, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total annual expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Overseas Equity Fund and Opportunity Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                      EXPENSE
FUND                                                          CLASS  LIMITATION
----                                                          -----  ----------
Bond Fund...................................................    A       1.10%
Bond Fund...................................................    B       1.85
Bond Fund...................................................    C       1.85
Overseas Equity Fund........................................    A       1.85
Overseas Equity Fund........................................    B       2.60
Overseas Equity Fund........................................    C       2.60
Opportunity Fund............................................    A       1.65
Opportunity Fund............................................    B       2.40
Opportunity Fund............................................    C       2.40

        All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

    FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Mid-Cap Fund and Growth and Income Fund. As transfer agent for the Funds, BISYS receives a fee based on the number Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. As custodian for the Funds, HSBC receives a fee based on average daily net assets, number of transactions and reimbursement of certain expenses.

    OTHER:

        For its service as security lending agent, HSBC Bank USA (see note
    2 -- Security Loans), receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Funds. The fees collected by HSBC Bank USA for the period ended April 30, 2005 were:

FUND
----
Growth and Income Fund......................................              $ 56
Mid-Cap Fund................................................               242

        The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the six months ended April 30, 2005, affiliated broker/dealers did not receive any commissions on the execution of trades related to the HSBC Investor Family of Funds.

                                             HSBC INVESTOR FAMILY OF FUNDS    63









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          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

4.  INVESTMENT TRANSACTIONS:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the period ended April 30, 2005, totaled:

                                                             PURCHASES        SALES
                                                             ---------        -----
New York Tax-Free Bond Fund...............................  $  7,041,808   $  9,085,605
Growth and Income Fund....................................    90,806,441    131,733,621
Mid-Cap Fund..............................................   129,640,077    191,484,081

        There were no long-term U.S. Government securities held during the period ended April 30, 2005.

    Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2005, totaled:

                                                              CONTRIBUTIONS   WITHDRAWALS
                                                              -------------   -----------
Limited Maturity Fund.......................................   $ 2,523,499    $ 6,172,321
Fixed Income Fund...........................................    12,552,258     13,387,890
Bond Fund...................................................     4,101,030      3,473,071
Growth Fund.................................................     7,217,473      5,294,717
Value Fund..................................................     6,724,665      8,242,683
International Equity Fund...................................    15,261,382     13,293,801
Overseas Equity Fund........................................     3,870,413      3,196,874
Small Cap Equity Fund.......................................    10,039,746     88,116,965
Opportunity Fund............................................     3,234,809      3,705,971

5.  CONCENTRATION OF CREDIT RISK:

        The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.  FEDERAL INCOME TAX INFORMATION:

        At April 30, 2005, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                   NET UNREALIZED
                                                 TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
           FUND NAME                TAX COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
           ---------                --------      ------------    --------------   --------------
New York Tax-Free Bond Fund.....  $ 67,728,048    $ 2,940,082      $   (79,057)     $ 2,861,025
Growth and Income Fund..........   144,221,634     23,323,852       (3,232,344)      20,091,508
Mid-Cap Fund....................    73,002,557      2,154,504       (1,774,619)         379,885

7.  PAYMENTS FROM AFFILIATES:

        During the period ended April 30, 2005, HSBC reimbursed certain advisory fees and gross losses realized by some of the Funds related to violations of certain investment policies and limitations. HSBC also reimbursed the Funds for interest on these amounts. The amounts, along with the corresponding impact to the net expense ratio, net income ratio, and total return for the period ended April 30, 2005, are as follows:

64    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

                                                                                      NET      NET
                                    ADVISORY   REALIZED                             EXPENSE   INCOME   TOTAL
FUND                                FEES(1)    LOSSES(2)   INTEREST(3)    TOTAL      RATIO    RATIO    RETURN
----                                -------    ---------   -----------    -----      -----    -----    ------
Small Cap Equity Fund............   $ 87,516   $     --      $ 3,996     $ 91,512    0.07%     0.07%    0.08%
Opportunity Fund Class A
  Shares.........................      8,719         --          398        9,117    0.08%     0.08%    0.00%
Opportunity Fund Class B
  Shares.........................      1,888         --           86        1,974    0.08%     0.08%    0.00%
Opportunity Fund Class C
  Shares.........................        115         --            5          120    0.08%     0.08%    0.00%
Limited Maturity Fund Class A
  Shares.........................      1,125         --           51        1,176    0.16%     0.17%    0.10%
Limited Maturity Fund Class B
  Shares.........................      4,927         --          225        5,152    0.16%     0.17%    0.10%
Limited Maturity Fund Class C
  Shares.........................        506         --           23          529    0.16%     0.17%    0.10%
Limited Maturity Fund Class Y
  Shares.........................     24,303         --        1,110       25,413    0.16%     0.17%    0.10%
Growth Fund Class A Shares.......      9,669         --          441       10,110    0.10%     0.10%    0.08%
Growth Fund Class B Shares.......        684         --           31          715    0.10%     0.10%    0.08%
Growth Fund Class C Shares.......        150         --            7          157    0.10%     0.10%    0.08%
Growth Fund Class Y Shares.......      9,192         --          420        9,612    0.09%     0.09%    0.08%
Value Fund Class A Shares........     11,559         --          528       12,087    0.10%     0.10%    0.07%
Value Fund Class B Shares........      1,019         --           47        1,066    0.10%     0.10%    0.08%
Value Fund Class C Shares........        210         --           10          220    0.10%     0.10%    0.08%
Value Fund Class Y Shares........     12,564         --          574       13,138    0.10%     0.10%    0.07%
Fixed Income Fund................    118,164         --        5,395      123,559    0.22%     0.23%    0.09%
Bond Fund Class A................     19,302         --          881       20,183    0.21%     0.22%    0.09%
Bond Fund Class B................      7,219         --          330        7,549    0.21%     0.22%    0.09%
Bond Fund Class C................        436         --           20          456    0.22%     0.23%    0.09%
Growth & Income Class A Shares...        334         --           15          349    0.05%     0.05%    0.00%
Growth & Income Class B Shares...        976         --           45        1,021    0.05%     0.05%    0.00%
Growth & Income Class C Shares...         11         --           --           11    0.05%     0.05%    0.00%
Growth & Income Class Y Shares...     43,776         --        1,999       45,775    0.04%     0.04%    0.00%
New York Tax-Free Bond Fund Class
  A Shares.......................      4,037         --          184        4,221    0.02%     0.02%    0.00%
New York Tax-Free Bond Fund Class
  B Shares.......................      1,969         --           90        2,059    0.02%     0.02%    0.00%
New York Tax-Free Bond Fund Class
  C Shares.......................        243         --           11          254    0.02%     0.02%    0.00%
New York Tax-Free Bond Fund Class
  Y Shares.......................      2,130         --           97        2,227    0.02%     0.02%    0.00%
Mid-Cap Fund Class A Shares......      2,038      9,162          328       11,528    0.21%     0.24%    0.59%
Mid-Cap Fund Class B Shares......      7,788     35,018        1,253       44,059    0.21%     0.24%    0.61%
Mid-Cap Fund Class C Shares......        108        486           17          611    0.22%     0.24%    0.61%
Mid-Cap Fund Class Y Shares......     69,607    312,980       11,200      393,787    0.13%     0.15%    0.59%
                                    --------   --------      -------     --------    ----      ----    -----
Total                               $452,284   $357,646      $29,817     $839,747
                                    --------   --------      -------     --------
                                    --------   --------      -------     --------

---------

    (1) Amounts relate to the reimbursement of advisory fees on the investment in certain investment companies and are included in 'Fees reduced by the Investment Adviser' (except for the Feeder Funds which are included in 'Expenses from portfolio') on the Statements of Operations.

    (2) Amounts relate to the reimbursement of realized losses on the disposal of the investment in certain investment companies and are included in 'Net realized gains (losses) from investment transactions' on the Statements of Operations.

    (3) Amounts relate to the reimbursement of computed interest on the amounts noted in (1) and (2) above and are included in 'Other income' (except for the Feeder Funds which are included in 'Investment income from portfolio') on the Statements of Operations.

                                             HSBC INVESTOR FAMILY OF FUNDS    65

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

8.  INVESTMENT ADVISOR CONTRACT APPROVAL:

        Each Board of Trustees including the non-interested Trustees (the 'Board of Trustees' of HSBC Investor Funds, HSBC Advisor Funds and HSBC Portfolios approved renewal of the investment advisory agreement, and, where applicable, sub-advisory agreement (collectively, 'Advisory Contracts') with respect to each Trust's respective Funds or Portfolios at an in-person meeting held on December 13, 2004. In determining whether it was appropriate to approve each Advisory Contract, each Board of Trustees requested information, provided by the Adviser, and, where applicable, Sub-Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided, each Board of Trustees determined that each Advisory Contract is consistent with the best interests of each Fund and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders. Each Board of Trustees made these determinations on the basis of the following considerations, among others:

         -- The investment advisory fees payable to the Adviser and, where applicable, Sub-Adviser under each Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with each Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

         -- Each Advisory Contract did not increase the level of current investment advisory fees or overall operating expenses of each Fund over historical fee and expense levels;

         -- The nature, quality and extent of the investment advisory services provided by the Adviser and, where applicable, Sub-Adviser to each Fund, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

         -- The Adviser's and, where applicable, Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

         -- The Adviser's entrepreneurial commitment to the management and success of each Fund, which could entail a substantial commitment of resources to the successful operation of each Fund; and

         -- The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and, where applicable, Sub-Adviser.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, each Board of Trustees unanimously approved the respective Advisory Contract with respect to the Funds and Portfolios.

        New Advisory Contract between the Adviser and the Sub-Advisers to the Growth and Income Fund and Mid-Cap Fund ('collectively, the 'Agreements') were approved by the Board of Trustees of HSBC Investor Funds, with respect to the Growth and Income Fund and the Mid-Cap Fund, at a meeting of the Board of Trustees held on March 7-8, 2005. The Agreements were approved by the shareholders of the respective Funds at a meeting of the shareholders held on April 18, 2005.

        In determining whether to approve the Agreements, the Board of Trustees requested and received extensive materials and information from the Adviser to assist them in considering the approval of the Agreements. Based on its review of the information requested and provided, and the discussions with management of the Adviser, the Board of Trustees determined that approval of the Agreements was consistent with the best interests of each Fund and its shareholders, and would enable each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of that Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

         -- Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board of Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and each Fund's Sub-Adviser, in light of the high quality services provided to the other manager-of-manager mutual funds advised by the Adviser, and each Fund's Sub-Adviser's historic performance managing accounts having similar investment objectives as the Funds. The Board of Trustees also considered the services provided by the Adviser such as supervision of Fund operations and compliance and regulatory filings as well as disclosures to shareholders, general oversight of service providers and coordination of Fund marketing

66    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

             initiatives. The Board of Trustees considered the Adviser's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds, as well as the Adviser's agreement to waive 0.05% of its advisory fee for a period of at least one year with respect to each Fund.

         -- Investment Performance of the Fund, Adviser and Sub-Advisers. The Board of Trustees considered short- and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds, as well as each Fund's sub-adviser's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding each Fund's peer groups, noting in particular that the proposed combined advisory and sub-advisory fees were competitive with the advisory fees charged by other funds in each Fund's peer group.

         -- Costs of Services and Profits Realized by the Adviser. The Board of Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Board of Trustees considered that the combined management fees under the Agreements would increase the investment advisory fees of the Funds by 0.05%, with respect to the Growth and Income Fund, and 0.20%, with respect to the Mid-Cap Fund, over historical fee levels (no increase with respect to the Growth and Income Fund and 0.15% with respect to the Mid-Cap Fund after giving effect to the Adviser's agreement to waive 0.05% of its advisory fee under the New Agreement), but concluded that the combined advisory fees payable to the Adviser and each Fund's Sub-Adviser are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds.

         -- Other Relevant Considerations -- Adviser Personnel. The Board of Trustees considered the Adviser's representations regarding the Adviser's manager-of-managers staffing and capabilities to oversee each Fund's Sub-Adviser and the sub-adviser's staffing and capabilities to manage the Fund. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and each Fund's Sub-Adviser.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements with respect to the Growth and Income Fund and the Mid-Cap Fund.

                                             HSBC INVESTOR FAMILY OF FUNDS    67

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          TABLE OF SHAREHOLDER EXPENSES -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and shareholder servicing fees; interest expense; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 through April 30, 2005.

ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                           BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                         ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                            11/1/04         4/30/05        11/1/04 - 4/30/05       11/1/04 - 4/30/05
                                            -------         -------        -----------------       -----------------
Limited Maturity Fund   Class A            $1,000.00       $1,002.50             $4.67                   0.94%
                        Class Y             1,000.00        1,002.70              3.43                   0.69%
                        Class B             1,000.00          997.70              8.37                   1.69%
                        Class C             1,000.00          998.70              8.38                   1.69%

Fixed Income Fund       Advisor Shares      1,000.00        1,012.90              2.05                   0.41%

Bond Fund               Class A             1,000.00        1,011.10              3.69                   0.74%
                        Class B             1,000.00        1,007.30              7.42                   1.49%
                        Class C             1,000.00        1,008.30              7.37                   1.48%

New York Tax-Free
  Bond Fund             Class A             1,000.00        1,009.30              4.28                   0.86%
                        Class Y             1,000.00        1,010.60              3.04                   0.61%
                        Class B             1,000.00        1,005.60              8.01                   1.61%
                        Class C             1,000.00        1,005.60              8.01                   1.61%

Growth Fund             Class A             1,000.00        1,004.90              5.47                   1.10%
                        Class Y             1,000.00        1,006.00              4.28                   0.86%
                        Class B             1,000.00        1,000.80              9.13                   1.84%
                        Class C             1,000.00        1,001.60              9.13                   1.84%

Value Fund              Class A             1,000.00        1,059.40              5.62                   1.10%
                        Class Y             1,000.00        1,060.70              4.34                   0.85%
                        Class B             1,000.00        1,055.10              9.43                   1.85%
                        Class C             1,000.00        1,055.70              9.43                   1.85%

Growth & Income Fund    Class A             1,000.00        1,024.40              4.92                   0.98%
                        Class Y             1,000.00        1,025.30              3.72                   0.74%
                        Class B             1,000.00        1,021.80              8.67                   1.73%
                        Class C             1,000.00        1,020.10              8.67                   1.73%

68    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          TABLE OF SHAREHOLDER EXPENSES -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

                                           BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                         ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                            11/1/04         4/30/05        11/1/04 - 4/30/05       11/1/04 - 4/30/05
                                            -------         -------        -----------------       -----------------
Mid-Cap Fund            Class A             1,000.00        1,053.30              4.68                   0.92%
                        Class Y             1,000.00        1,054.00              3.72                   0.93%
                        Class B             1,000.00        1,050.20              8.44                   1.66%
                        Class C             1,000.00        1,048.70              8.43                   1.66%

International Equity
  Fund                  Advisor Shares      1,000.00        1,087.10              4.97                   0.96%

Overseas Fund           Class A             1,000.00        1,082.90              8.47                   1.68%
                        Class B             1,000.00        1,078.00             12.31                   2.39%
                        Class C             1,000.00        1,078.10             12.31                   2.39%

Small Cap Equity Fund   Advisor Shares      1,000.00        1,006.10              4.48                   0.90%

Opportunity Fund        Class A             1,000.00        1,002.70              7.30                   1.47%
                        Class B             1,000.00          999.00             11.00                   2.22%
                        Class C             1,000.00          999.00             11.00                   2.22%

        HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                       ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                          11/1/04         4/30/05        11/1/04 - 4/30/05       11/1/04 - 4/30/05
                                          -------         -------        -----------------       -----------------
Limited Maturity Fund  Class A           $1,000.00       $1,020.13             $4.71                   0.94%
                       Class Y            1,000.00        1,020.37              3.46                   0.69%
                       Class B            1,000.00        1,016.41              8.45                   1.69%
                       Class C            1,000.00        1,016.41              8.45                   1.69%

Fixed Income Fund      Advisor Shares     1,000.00        1,022.76              2.06                   0.41%

Bond Fund              Class A            1,000.00        1,021.12              3.71                   0.74%
                       Class B            1,000.00        1,017.41              7.45                   1.49%
                       Class C            1,000.00        1,017.46              7.40                   1.48%

--------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                             HSBC INVESTOR FAMILY OF FUNDS    69

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          TABLE OF SHAREHOLDER EXPENSES -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

                                         BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                       ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                          11/1/04         4/30/05        11/1/04 - 4/30/05       11/1/04 - 4/30/05
                                          -------         -------        -----------------       -----------------
New York Tax-Free
  Bond Fund            Class A            1,000.00        1,020.53              4.31                   0.86%
                       Class Y            1,000.00        1,021.77              3.06                   0.61%
                       Class B            1,000.00        1,016.81              8.05                   1.61%
                       Class C            1,000.00        1,016.81              8.05                   1.61%

Growth Fund            Class A            1,000.00        1,019.34              5.51                   1.10%
                       Class Y            1,000.00        1,020.53              4.31                   0.86%
                       Class B            1,000.00        1,015.67              9.20                   1.84%
                       Class C            1,000.00        1,015.67              9.20                   1.84%

Value Fund             Class A            1,000.00        1,019.34              5.51                   1.10%
                       Class Y            1,000.00        1,020.58              4.26                   0.85%
                       Class B            1,000.00        1,015.62              9.25                   1.85%
                       Class C            1,000.00        1,015.62              9.25                   1.85%

Growth & Income Fund   Class A            1,000.00        1,019.93              4.91                   0.98%
                       Class Y            1,000.00        1,021.12              3.71                   0.74%
                       Class B            1,000.00        1,016.22              8.65                   1.73%
                       Class C            1,000.00        1,016.22              8.65                   1.73%

Mid-Cap Fund           Class A            1,000.00        1,020.23              4.61                   0.92%
                       Class Y            1,000.00        1,021.17              3.66                   0.73%
                       Class B            1,000.00        1,016.56              8.30                   1.66%
                       Class C            1,000.00        1,016.56              8.30                   1.66%

International Equity
  Fund                 Advisor Shares     1,000.00        1,020.03              4.81                   0.96%

Overseas Fund          Class A            1,000.00        1,016.66              8.20                   1.64%
                       Class B            1,000.00        1,012.94             11.93                   2.39%
                       Class C            1,000.00        1,012.94             11.93                   2.39%

Small Cap Equity Fund  Advisor Shares     1,000.00        1,020.33              4.51                   0.90%

Opportunity Fund       Class A            1,000.00        1,017.50              7.35                   1.47%
                       Class B            1,000.00        1,013.79             11.08                   2.22%
                       Class C            1,000.00        1,013.79             11.08                   2.22%

 ---------------
 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

70    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          SHAREHOLDER MEETING RESULTS (UNAUDITED)
          ......................................................................


        At a Special Meeting of Shareholders held on March 21, 2005, a proposal to elect seven nominees was approved on behalf of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the 'Trusts'). The number of shares voted for, against or abstained are as follows:

        HSBC INVESTOR FUNDS

                                                                     FOR          AGAINST     ABSTAIN
                                                                     ---          -------     -------
   Stephen J. Baker...........................................  4,013,227,309   396,540,860      0
   Richard A. Brealey.........................................  4,013,550,074   396,218,095      0
   Frederick C. Chen..........................................  4,012,525,304   397,242,865      0
   Alan A. Parsow.............................................  4,013,083,446   396,684,723      0
   Thomas F. Robards..........................................  4,013,262,198   396,505,971      0
   Larry M. Robbins...........................................  4,012,517,654   397,250,515      0
   Michael Seely..............................................  4,013,282,990   396,485,179      0

        HSBC ADVISOR FUNDS TRUST

                                                                     FOR          AGAINST     ABSTAIN
                                                                     ---          -------     -------
   Stephen J. Baker...........................................    520,578,380        72,648      0
   Richard A. Brealey.........................................    520,578,380        72,648      0
   Frederick C. Chen..........................................    520,651,028             0      0
   Alan A. Parsow.............................................    520,627,071        23,957      0
   Thomas F. Robards..........................................    520,627,071        23,957      0
   Larry M. Robbins...........................................    520,622,082        28,946      0
   Michael Seely..............................................    520,627,071        23,957      0

        HSBC INVESTOR PORTFOLIOS

                                                                     FOR          AGAINST     ABSTAIN
                                                                     ---          -------     -------
   Stephen J. Baker...........................................     63,969,810        59,867      0
   Richard A. Brealey.........................................     63,975,736        53,941      0
   Frederick C. Chen..........................................     63,984,270        45,407      0
   Alan A. Parsow.............................................     63,978,788        50,889      0
   Thomas F. Robards..........................................     63,958,729        70,948      0
   Larry M. Robbins...........................................     63,972,348        57,329      0
   Michael Seely..............................................     63,963,174        66,504      0

        At a Special Meeting of Shareholders held on April 18, 2005, the following proposals were approved on behalf of the HSBC Investor Funds:

        (1) for shareholders of the HSBC Investor Growth and Income Fund (the 'Fund') prove a new investment advisory agreement between the Fund and HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the 'Adviser'); (b) approve a new sub-advisory agreement between the Adviser and Transamerica Investment Management, LLC; and (c) authorize the Board of Trustees of the HSBC Investor Growth and Income Fund and the Adviser to select and change investment sub-advisers and to enter into or materially amend investment sub-advisory agreements without obtaining the approval of shareholders;

        (2) for shareholders of the HSBC Investor Mid-Cap Fund to (a) approve a new investment advisory agreement between the HSBC Investor Mid-Cap Fund the Adviser and (b) approve a new sub-advisory agreement between the Adviser and Munder Capital Management; and (c) authorize the Board of Trustees of the HSBC Investor Mid-Cap Fund and the Adviser to select and change investment sub-advisers and to enter into or materially amend investment sub-advisory agreements without obtaining the approval of shareholders;

        (3) for shareholders of the HSBC Investor Mid-Cap Fund, to approve the elimination of the fundamental investment restriction on purchasing securities issued by any registered investment company.

                                             HSBC INVESTOR FAMILY OF FUNDS    71

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          SHAREHOLDER MEETING RESULTS -- (UNAUDITED) (CONTINUED)
          ......................................................................

        Shares voted For, Against and Abstained from these proposals are as follows:

        HSBC INVESTOR GROWTH AND INCOME FUND:

                                                                    FOR        AGAINST     ABSTAIN
                                                                    ---        -------     -------
   Approve new Investment Advisory Agreement between the Fund
     and the Adviser                                             16,746,954        7,707        0
   Approve a new sub-advisory agreement between the Adviser and
     Transamerica Investment Management, LLC                     16,750,927        2,411    1,323
   Authorize the Board of Trustees of the HSBC Investor Growth
     and Income Fund and the Adviser to select and change
     investment sub-advisers and to enter into or materially
     amend investment sub-advisory agreements without obtaining
     the approval of shareholders                                16,616,113      138,547        1

        HSBC INVESTOR MID-CAP FUND:

                                                                    FOR        AGAINST     ABSTAIN
                                                                    ---        -------     -------
   Approve new Investment Advisory Agreement between the Fund
     and the Adviser                                             12,080,980            0   55,696
   Approve a new sub-advisory agreement between the Adviser and
     Munder Capital Management                                   12,136,513           58      105
   Authorize the Board of Trustees of the HSBC Investor Mid-Cap
     Fund and the Adviser to select and change investment
     sub-advisers and to enter into or materially amend
     investment sub-advisory agreements without obtaining the
     approval of shareholders                                     1,345,423   10,790,941      312
   Approve the elimination of the fundamental investment
     restriction on purchasing securities issued by any
     registered investment company                               12,130,528        5,941      207

72    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 57.2%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL HOME LOAN BANK - 3.2%
5.75%, 5/15/12.........................  1,500,000    1,622,354
                                                     ----------
FEDERAL HOME LOAN MORTGAGE CORP. - 20.4%
5.125%, 7/15/12........................    500,000      521,131
Pool #E92282, 5.50%, 11/1/17...........  1,363,320    1,397,494
Pool #C01188, 7.00%, 6/1/31............    317,216      335,040
Pool #C75371, 6.00%, 1/1/33............    744,708      765,191
Pool #2642, 4.50%, 10/25/27............  3,000,000    3,019,797
Pool #A11010, 5.00%, 7/1/33............  1,582,903    1,571,766
Pool #A14659, 6.50%, 10/1/33...........  1,092,885    1,136,063
Pool #E96835, 4.50%, 6/1/18............  1,756,719    1,742,770
                                                     ----------
                                                     10,489,252
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 25.1%
4.625%, 5/1/13.........................  1,250,000    1,237,219
Pool #535063, 6.50%, 12/1/14...........    322,895      337,077
Pool #535933, 6.50%, 5/1/31............    236,457      246,355
Pool #593187, 7.00%, 11/1/31...........    719,327      760,254
Pool #695204, 5.50%, 3/1/33............  1,247,718    1,261,127
Pool #694985, 6.00%, 3/1/33............  1,481,475    1,522,597
Pool #555427, 6.00%, 2/1/18............  1,888,577    1,958,108
Pool #704439, 5.00%, 5/1/18............  1,777,056    1,792,132
Pool #722985, 3.90%, 7/1/33 (a)........  1,330,718    1,322,078
Pool #740686, 6.50%, 10/1/33...........    804,292      838,170
Pool #753474, 5.50%, 11/1/33...........  1,623,555    1,640,123
                                                     ----------
                                                     12,915,240
                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.5%
Pool #2687, 6.00%, 12/20/28............    473,699      489,195
Pool #3415, 5.50%, 7/20/33.............  1,410,693    1,435,062
Pool #612373, 6.00%, 11/15/33..........  1,353,341    1,397,172
                                                     ----------
                                                      3,321,429
                                                     ----------
U.S. TREASURY NOTES - 2.0%
4.75%, 5/15/14.........................  1,000,000    1,042,422
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (COST
 $29,390,697)..........................              29,384,675
                                                     ----------

---------------------------------------------------------------
 CORPORATE OBLIGATIONS - 33.9%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------  ----------
AEROSPACE & DEFENSE - 1.5%
Honeywell International, Inc., 5.125%,
 11/1/06...............................    750,000      762,507
                                                     ----------
AUTO MANUFACTURERS - 1.7%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08...............    275,000      264,907
General Motors Corp., 7.20%,
 1/15/11 (l)...........................    750,000      633,308
                                                     ----------
                                                        898,215
                                                     ----------
BANKING - 2.0%
Corestates Capital, 6.75%, 11/15/06....  1,000,000    1,042,446
                                                     ----------
BROKERAGE SERVICES - 1.9%
Merrill Lynch & Co., 3.375%, 9/14/07...  1,000,000      987,167
                                                     ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.5%
General Electric Co., 5.00%, 2/1/13....    750,000      763,293
                                                     ----------
FINANCE - 14.3%
Bear Stearns Co., 3.69%, 9/27/07 (a)...  1,500,000    1,518,223
CIT Group, Inc., 4.125%, 2/21/06.......  1,000,000    1,003,690
Countrywide Home Loans, Inc., 5.50%,
 8/1/06................................  1,250,000    1,272,158
Ford Motor Credit Co., 6.50%,
 1/25/07...............................    750,000      749,925
General Motors Accept Corp., 4.50%,
 7/15/06 (l)...........................    250,000      244,511
General Motors Accept Corp., 5.125%,
 5/9/08 (l)............................    500,000      466,058
Met Life Global Funding, 4.50%,
 5/5/10 (b)............................    550,000      549,189
MGIC Investment Corp., 6.00%,
 3/15/07...............................    750,000      775,480
Morgan Stanley, 4.75%, 4/1/14..........    750,000      724,910
                                                     ----------
                                                      7,304,144
                                                     ----------
INSURANCE - 0.5%
Travelers Property Casualty Corp.,
 6.375%, 3/15/33.......................    250,000      267,682
                                                     ----------
MEDIA - 4.7%
AOL Time Warner Inc., 6.875%, 5/1/12...    500,000      556,831
Comcast Corp., 5.30%, 1/15/14..........  1,000,000    1,015,022
Cox Communications, Inc., 7.125%,
 10/1/12...............................    750,000      833,365
                                                     ----------
                                                      2,405,218
                                                     ----------
REAL ESTATE - 1.1%
EOP Operating LP, 7.00%, 7/15/11.......    500,000      552,319
                                                     ----------
RETAIL - 2.0%
May Department Stores Co., 5.75%,
 7/15/14...............................  1,000,000    1,035,435
                                                     ----------
TELECOMMUNICATIONS - 2.4%
Deutsche Telekom International Finance,
 3.875%, 7/22/08.......................    500,000      492,386
SBC Communications, Inc., 5.10%,
 9/15/14...............................    750,000      750,340
                                                     ----------
                                                      1,242,726
                                                     ----------
UTILITIES - 0.3%
Pacific Gas & Electric Co., 3.82%,
 4/3/06, Callable 7/3/05 @100 (a)......     13,000       13,029
Pacific Gas & Electric Co., 4.80%,
 3/1/14................................    135,000      134,005
                                                     ----------
                                                        147,034
                                                     ----------
TOTAL CORPORATE OBLIGATIONS (COST
 $17,467,756)..........................              17,408,186
                                                     ----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    73

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
          ......................................................................

---------------------------------------------------------------
 ASSET BACKED SECURITIES - 7.2%

                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------  ----------
Carmax Auto Owner Trust, 3.00%,
 9/15/08...............................  1,250,000    1,234,019
Honda Auto Receivables Owner Trust 03
 1 A4, 2.48%, 7/18/08..................  2,500,000    2,471,615
                                                     ----------
TOTAL ASSET BACKED SECURITIES (COST
 $3,749,599)...........................               3,705,634
                                                     ----------
---------------------------------------------------------------
 INVESTMENT COMPANIES - 0.5%

HSBC Investor Money Market Fund Class I
 Shares*...............................    261,369      261,369
                                                     ----------
TOTAL INVESTMENT COMPANIES (COST
 $261,369).............................                 261,369
                                                     ----------

---------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN - 2.8%

                                        PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------  ----------
Pool of various securities for HSBC
 Family of Funds - Note 2 - Security
 Loans.................................  1,410,000    1,410,000
                                                     ----------
TOTAL SECURITIES HELD AS COLLATERAL FOR
 SECURITIES ON LOAN (COST
 $1,410,000)...........................               1,410,000
                                                     ----------
TOTAL INVESTMENTS
 (COST $52,273,399) - 101.6%..........               52,175,886
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $51,357,129.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on April 30, 2005. However, each or these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment advisor based on procedures approved by the Board of Trustees.

(l) All or a portion of the security was on loan as of April 30, 2005.

  * Investment in affiliate.

74    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005
          ......................................................................

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  46.5%

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL HOME LOAN BANK  - 1.2%
2.875%, 9/15/06.......................  1,850,000      1,829,054
                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 17.5%
5.75%, 4/15/08........................ 11,700,000     12,262,829
5.00%, 7/15/14........................  1,300,000      1,343,450
Pool #2642, 4.50%, 10/25/27...........  7,000,000      7,046,194
Pool #2894, 5.50%, 12/15/24...........  4,348,173      4,429,350
Pool #C00368, 8.50%, 10/1/24..........     52,731         57,677
Pool #C00922, 8.00%, 2/1/30...........    404,151        441,993
Pool #C54447, 7.00%, 7/1/31...........     59,191         62,517
Pool #C60712, 6.50%, 11/1/31..........    848,644        883,534
Pool #C80387, 6.50%, 4/1/26...........     52,005         54,257
Pool #D62926, 6.50%, 8/1/25...........     37,891         39,542
Pool #G00951, 6.00%, 7/1/28...........    466,790        480,611
Pool #G01317, 7.00%, 10/1/31..........    327,447        345,846
                                                     -----------
                                                      27,447,800
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 18.7%
3.125%, 12/15/07......................    810,000        792,950
4.25%, 5/15/09........................  2,700,000      2,709,377
5.50%, 3/15/11........................  1,000,000      1,058,087
4.625%, 5/1/13........................  3,300,000      3,266,258
5.50%, 8/1/33.........................  9,646,430      9,744,872
Pool #253438, 8.50%, 9/1/30...........    102,306        111,585
Pool #329530, 7.00%, 12/1/25..........    125,431        133,064
Pool #329655, 7.00%, 11/1/25..........     88,899         94,310
Pool #356905, 4.20%, 10/1/36 (a)......    376,228        386,628
Pool #398958, 6.50%, 10/1/12..........    122,324        127,661
Pool #535332, 8.50%, 4/1/30...........     86,084         93,943
Pool #535440, 8.50%, 8/1/30...........     99,905        108,967
Pool #535608, 9.50%, 4/1/30...........    177,649        196,993
Pool #548965, 8.50%, 7/1/30...........     88,493         96,519
Pool #568486, 7.00%, 1/1/31...........     74,988         79,275
Pool #573752, 8.50%, 2/1/31...........     83,879         91,487
Pool #575328, 6.50%, 4/1/31...........    119,988        125,011
Pool #623129, 6.50%, 1/1/32...........  1,474,004      1,535,705
Pool #651901, 6.00%, 8/1/32...........  1,565,698      1,609,466
Pool #695777, 5.50%, 4/1/33...........  1,531,693      1,548,153
Pool #722985, 3.90%, 7/1/33 (a).......  3,792,547      3,767,924
Pool #803855, 5.50%, 12/1/34..........  1,726,819      1,744,397
                                                     -----------
                                                      29,422,632
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 2.5%
Pool #346406, 7.50%, 2/15/23..........    109,542        118,398
Pool #412530, 7.50%, 12/15/25.........    146,991        158,369
Pool #587112, 6.00%, 6/15/32..........  2,432,404      2,511,607
Pool #780804, 10.00%, 12/15/20........    114,843        129,358
Pool #780826, 9.50%, 5/15/18..........     65,303         72,142
Pool #781300, 7.00%, 6/15/31..........    282,049        299,064
Pool #781345, 6.00%, 10/15/31.........    589,730        609,301
                                                     -----------
                                                       3,898,239
                                                     -----------
U.S. TREASURY BONDS  - 1.9%
6.00%, 2/15/26........................  1,200,000      1,419,890
5.25%, 11/15/28.......................  1,500,000      1,636,172
                                                     -----------
                                                       3,056,062
                                                     -----------

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D.

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
U.S. TREASURY NOTES  - 4.7%
1.50%, 3/31/06........................  3,000,000      2,949,843
2.75%, 6/30/06........................  1,300,000      1,289,590
4.00%, 2/15/14........................  3,115,000      3,078,616
4.25%, 8/15/14........................     95,000         95,401
                                                     -----------
                                                       7,413,450
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (COST
 $72,076,626).........................                73,067,237
                                                     -----------

----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 32.8%
AUTO MANUFACTURERS  - 0.5%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08..............    825,000        794,722
                                                     -----------
BUSINESS SERVICES  - 0.7%
Xerox Corp., 9.75%, 1/15/09...........  1,000,000      1,135,000
                                                     -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 1.3%
General Electric Co., 5.00%, 2/1/13...  2,000,000      2,035,448
                                                     -----------
FINANCE  - 16.3%
AIG SunAmerica Global Financing VI,
 6.30%, 5/10/11 (b)...................    642,000        694,745
Capital One Bank, 5.125%, 2/15/14.....    725,000        719,336
CIT Group, Inc., 7.375%, 4/2/07.......  3,725,000      3,938,810
Citigroup, Inc., 5.625%, 8/27/12......  2,500,000      2,634,237
Citigroup, Inc., 5.00%, 9/15/14.......    775,000        780,117
Farmers Exchange Capital, 7.05%,
 7/15/28 (b)..........................    388,000        409,926
Farmers Insurance Exchange, 8.625%,
 5/1/24 (b)...........................    238,000        293,644
Florida Windstorm, 7.125%, 2/25/19
 (b)..................................    608,000        719,489
Ford Motor Credit Co., 6.50%,
 1/25/07..............................    800,000        799,920
Ford Motor Credit Co., 7.00%,
 10/1/13..............................    850,000        764,979
General Electric Capital Corp., 8.75%,
 5/21/07..............................  1,300,000      1,417,802
General Electric Capital Corp.,
 6.875%, 11/15/10.....................  1,200,000      1,332,388
J.P. Morgan Chase & Co., 5.25%,
 5/30/07..............................  3,500,000      3,576,044
Met Life Global Funding, 4.50%, 5/5/10
 (b)..................................  1,500,000      1,497,788
Metropolitan Life Insurance Co.,
 7.80%, 11/1/25 (b)...................    275,000        346,273
Morgan Stanley, 5.80%, 4/1/07.........  2,500,000      2,570,675
PNC Institutional Capital Trust A,
 7.95%, 12/15/26, Callable
 12/15/06 @ 103.98 (b)................    187,000        203,993
Prudential Insurance Co., 8.30%,
 7/1/25 (b)...........................    548,000        731,917
SLM Corp., 4.00%, 1/15/10.............  1,145,000      1,122,811
Travelers Property Casualty Corp.,
 7.75%, 4/15/26.......................  1,000,000      1,248,841
                                                     -----------
                                                      25,803,735
                                                     -----------
MEDIA  - 2.6%
AOL Time Warner, Inc., 7.70%,
 5/1/32...............................  1,500,000      1,848,408
Cox Communications, Inc., 7.125%,
 10/1/12..............................  2,000,000      2,222,306
                                                     -----------
                                                       4,070,714
                                                     -----------
MEDICAL  - 0.7%
HCA, Inc., 6.95%, 5/1/12..............  1,000,000      1,042,427
                                                     -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    75

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (CONTINUED)
          ......................................................................

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
OIL & GAS  - 2.7%
Amerada Hess Corp., 6.65%, 8/15/11....  1,550,000      1,666,582
Amerada Hess Corp., 7.875%, 10/1/29...  1,000,000      1,206,324
Anadarko Finance Co., 6.75%, 5/1/11...  1,250,000      1,390,020
                                                     -----------
                                                       4,262,926
                                                     -----------
REAL ESTATE  - 1.1%
EOP Operating LP, 7.00%, 7/15/11......  1,500,000      1,656,957
                                                     -----------
RETAIL  - 2.1%
May Department Stores Co., 5.75%,
 7/15/14..............................  1,525,000      1,579,038
May Department Stores Co., 6.65%,
 7/15/14..............................  1,650,000      1,770,681
                                                     -----------
                                                       3,349,719
                                                     -----------
TELECOMMUNICATIONS  - 3.4%
Comcast Cable Communications Holdings,
 Inc., 8.375%, 3/15/13................  2,200,000      2,670,828
SBC Communications, Inc., 5.10%,
 9/15/14..............................  1,500,000      1,500,680
Sprint Capital Corp., 8.75%,
 3/15/32..............................    850,000      1,142,977
                                                     -----------
                                                       5,314,485
                                                     -----------
TRANSPORT -- RAIL  - 0.6%
Burlington North Santa Fe, 7.57%,
 1/2/21...............................    329,167        388,720
Union Pacific Corp., 6.85%, 1/2/19....    451,336        500,351
                                                     -----------
                                                         889,071
                                                     -----------
UTILITIES  - 0.8%
Pacific Gas & Electric Co., 4.80%,
 3/1/14...............................    480,000        476,461
Pacific Gas & Electric Co., 6.05%,
 3/1/34...............................    350,000        373,991
RAS Laffan Liquid Natural Gas, 8.29%,
 3/15/14 (b)..........................    348,000        405,491
                                                     -----------
                                                       1,255,943
                                                     -----------
TOTAL CORPORATE OBLIGATIONS (COST
 $49,719,478).........................                51,611,147
                                                     -----------

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 3.8%
Banc of America Commercial Mortgage,
 Inc. 00 2 A2, 7.20%, 5/15/10.........    675,000        748,311
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 1/15/32........    700,000        775,141
DLJ Mortgage Acceptance Corp. IO 97
 CF1 S, 0.91%, 5/15/30 (a) (b) (c)....    597,801          8,572
Fannie Mae IO 00 16 PS, 5.75%,
 10/25/29 (a) (c).....................    122,464          7,855
Fannie Mae IO 01 4 SA, 4.58%,
 2/17/31 (a) (c)......................    407,746         37,995
Fannie Mae IO 200 32 SV, 5.63%,
 3/18/30 (a) (c)......................     69,384          3,371
Fannie Mae IO 270 2, 8.50%, 9/1/23
 (c)..................................     89,608         17,553
Fannie Mae IO 296 2, 8.00%, 4/1/24
 (c)..................................     99,513         18,542
Fannie Mae IO 306 2, 8.00%, 5/1/30
 (c)..................................    138,543         28,997
FHA Weyerhauser, 7.43%, 1/1/24 (d)....     79,098         79,351
First Union-Chase Commercial Mortgage
 99 C2 A2, 6.645%, 6/15/31............    597,000        640,613
Freddie Mac IO 1534 K, 4.40%,
 6/15/23 (a) (c)......................    268,286         20,940
Freddie Mac IO 2141 SD, 5.20%,
 4/15/29 (a) (c)......................    194,745         19,888
Freddie Mac IO 2247 SC, 4.55%,
 8/15/30 (a) (c)......................    136,406          6,477

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
GE Capital Commercial Mortgage Corp.
 01 1 A1 6.08%, 5/15/33...............    257,662        268,448
GMAC Commercial Mortgage Securities,
 Inc. 98 C2 A2, 6.42%, 5/15/35........    587,000        620,165
GMAC Commercial Mortgage Securities,
 Inc. IO 96 C1 X2, 2.80%,
 10/15/28 (a) (c).....................    310,938          5,968
Government National Mortgage
 Association IO 99 29 SD, 5.03%,
 3/16/26 (a) (c)......................     47,818            774
Government National Mortgage
 Association IO 99 30 S, 5.63%,
 8/16/29 (a) (c)......................    137,736         12,109
Government National Mortgage
 Association IO 99 30 SA, 5.03%,
 4/16/29 (a) (c)......................    182,843         12,955
Government National Mortgage
 Association IO 99 32 SB, 5.03%,
 7/16/27 (a) (c)......................     82,339          3,014
GS Mortgage Securities Corp. IO 97 GL
 X2, 0.90%, 7/13/30 (a) (c)...........    370,754          6,211
LB-UBS Commercial Mortgage Trust
 00 C3 A1, 7.95%, 7/15/09.............    220,035        232,214
LB-UBS Commercial Mortgage Trust
 00 C4 A2, 7.37%, 8/15/26.............    600,000        674,434
PNC Mortgage Acceptance Corp. 00 C2
 A2, 7.30%, 10/12/33..................    600,000        669,444
Ryland Mortgage Securities Corp. 94 4
 C1, 4.30%, 9/25/30, (a)..............    382,462        381,613
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 12/18/33........    650,000        706,983
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $5,993,677)........                 6,007,938
                                                     -----------

----------------------------------------------------------------
 ASSET BACKED SECURITIES  - 7.4%
Citibank Credit Card Issuance Trust 00
 A3, 6.875%, 11/16/09.................  1,115,000      1,190,861
Connecticut RRB Special Purpose Trust
 CL&P-1 01 1 A5, 6.21%, 12/30/11......    700,000        756,848
Daimler Chrysler Auto Trust, 3.28%,
 12/8/09..............................  1,500,000      1,469,430
Detroit Edison Securitization Funding
 LLC 01 1 A3, 5.875%, 3/1/10..........    357,000        367,529
Detroit Edison Securitization Funding
 LLC 01 1 A5, 6.42%, 3/1/15...........    417,000        464,194
MBNA Master Credit Card Trust 00 E A,
 7.80%, 10/15/12......................    600,000        694,917
MBNA Master Credit Card Trust 99 B A,
 5.90%, 8/15/11.......................    527,000        558,833
Peco Energy Transition Trust 00 A A3,
 7.625%, 3/1/10.......................    600,000        667,796
Peco Energy Transition Trust 01 A A1,
 6.52%, 12/31/10......................    550,000        603,526
PSE&G Transition Funding LLC 01 1 A6,
 6.61%, 6/15/15.......................    355,000        399,984
Union Acceptance Corp. 01 C B, 4.73%,
 11/9/09..............................  2,500,000      2,518,097
WFS Financial Owner Trust, 3.35%,
 4/17/09..............................  2,000,000      1,980,447
                                                     -----------
TOTAL ASSET BACKED SECURITIES
 (COST $11,266,987)...................                11,672,462
                                                     -----------

76    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (CONTINUED)
          ......................................................................

----------------------------------------------------------------
 MUNICIPAL BONDS  - 1.6%

                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
URBAN AND COMMUNITY DEVELOPMENT  - 1.6%
Indianapolis Indiana Local Public
 Improvement, 3.00%, 10/15/05.........  1,500,000      1,497,585
Louisiana Local Government
 Environmental Facilities & Community
 Development (LOC AMBAC), 6.30%,
 7/1/30...............................    850,000        954,516
                                                     -----------
TOTAL MUNICIPAL BONDS
 (COST $2,432,456)....................                 2,452,101
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.0%
HSBC Investor Money Market Fund Class
 I Shares*............................  1,497,650      1,497,650
TOTAL INVESTMENT COMPANIES (COST
 $1,497,650)..........................                 1,497,650
                                                     -----------
TOTAL INVESTMENTS
 (COST $142,986,874)  - 93.1%.........               146,308,535
                                                     -----------
                                                     -----------

--------------

Percentages indicated are based on net assets of $157,134,324.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represents the rates that were in effect on April 30, 2005. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Advisor based on procedures approved by the Board of Trustees.

(c) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages.

(d) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be illiquid. Represents .05% of net assets.

  * Investment in affiliate.

LOC -- Letter of Credit

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    77

          HSBC INVESTOR GROWTH PORTFOLIO
-------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 95.8%
                                          SHARES       VALUE($)
                                        -----------   -----------
AEROSPACE & DEFENSE  - 2.0%
General Dynamics Corp. ...............        9,800     1,029,490
                                                      -----------
BIOTECHNOLOGY  - 1.2%
Gilead Sciences, Inc. (a).............       16,050       595,455
                                                      -----------
BUSINESS SERVICES  - 1.0%
Paychex, Inc. ........................       17,050       521,730
                                                      -----------
CHEMICALS  - 2.0%
Monsanto Co. .........................       17,400     1,019,988
                                                      -----------
COMPUTER SOFTWARE  - 8.5%
Automatic Data Processing, Inc. ......       28,200     1,225,008
EMC Corp. (a).........................       38,750       508,400
Microsoft Corp. ......................       82,600     2,089,780
Oracle Corp. (a)......................       48,350       558,926
                                                      -----------
                                                        4,382,114
                                                      -----------
COMPUTERS  - 2.9%
Dell, Inc. (a)........................       42,300     1,473,309
                                                      -----------
CONSUMER PRODUCTS  - 4.5%
Avon Products, Inc. ..................       12,200       488,976
Harman International Industries, Inc..        4,500       353,610
The Procter & Gamble Co. .............       27,350     1,481,003
                                                      -----------
                                                        2,323,589
                                                      -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 5.0%
Danaher Corp. ........................       12,950       655,659
General Electric Co. .................       52,512     1,900,934
                                                      -----------
                                                        2,556,593
                                                      -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 2.9%
Linear Technology Corp. ..............       13,450       480,703
Maxim Integrated Products, Inc. ......        6,150       230,010
Microchip Technology, Inc. ...........       27,900       794,592
                                                      -----------
                                                        1,505,305
                                                      -----------
FINANCIAL SERVICES  - 17.7%
American Express Co. .................       10,300       542,810
Franklin Resources, Inc. .............       15,350     1,054,238
Goldman Sachs Group, Inc. ............       16,650     1,778,054
Legg Mason, Inc. .....................       14,750     1,045,185
Moody's Corp. ........................        5,250       431,235
Robert Half International, Inc. ......       20,700       513,774
SLM Corp. ............................       46,800     2,229,551
T. Rowe Price Group, Inc. ............        9,000       496,530
The Chicago Mercantile Exchange.......        5,350     1,046,032
                                                      -----------
                                                        9,137,409
                                                      -----------
HEALTH CARE  - 9.9%
DENTSPLY International, Inc. .........        8,200       448,212
Medtronic, Inc. ......................       23,900     1,259,530
Stryker Corp. ........................        7,900       383,545
UnitedHealth Group, Inc. .............       20,300     1,918,552
Zimmer Holdings, Inc. (a).............       13,050     1,062,531
                                                      -----------
                                                        5,072,370
                                                      -----------
HOTELS & LODGING  - 2.2%
Las Vegas Sands Corp. (a).............        7,700       288,365
Starwood Hotels & Resorts Worldwide,
 Inc. ................................       15,700       853,138
                                                      -----------
                                                        1,141,503
                                                      -----------
INTERNET RELATED  - 4.9%
eBay, Inc. (a)........................       13,550       429,942
Google, Inc. Class A (a) (l)..........        7,250     1,595,000
Yahoo!, Inc. (a)......................       14,300       493,493
                                                      -----------
                                                        2,518,435
                                                      -----------
-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED

                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)     VALUE($)
                                        -----------   -----------
LEISURE  - 1.6%
Carnival Corp. .......................       16,650       813,852
                                                      -----------
MEDICAL & HEALTH PRODUCTS  - 2.7%
Biomet, Inc. .........................       11,100       429,459
Genentech, Inc. (a)...................       13,629       966,841
                                                      -----------
                                                        1,396,300
                                                      -----------
OIL & GAS  - 6.5%
Baker Hughes, Inc. ...................       11,200       494,144
Schlumberger Ltd. ....................       17,800     1,217,698
Smith International, Inc. ............       27,750     1,614,495
                                                      -----------
                                                        3,326,337
                                                      -----------
PHARMACEUTICALS  - 8.7%
Alcon, Inc. ..........................        8,600       834,200
Allergan, Inc. .......................        5,050       355,470
Johnson & Johnson.....................       30,050     2,062,331
Pfizer, Inc. .........................       45,250     1,229,442
                                                      -----------
                                                        4,481,443
                                                      -----------
RETAIL  - 8.4%
Advance Auto Parts (a)................       10,150       541,503
Home Depot, Inc. .....................       28,150       995,666
Kohl's Corp. (a)......................        5,700       271,320
Staples, Inc. ........................       35,925       685,090
Walgreen Co. .........................       42,517     1,830,781
                                                      -----------
                                                        4,324,360
                                                      -----------
TELECOMMUNICATIONS  - 1.4%
Cisco Systems, Inc. (a)...............       40,200       694,656
                                                      -----------
TRANSPORTATION  - 1.8%
Expeditors International of
 Washington, Inc. ....................       10,900       535,299
FedEx Corp. ..........................        4,550       386,523
                                                      -----------
                                                          921,822
                                                      -----------
TOTAL COMMON STOCKS
 (COST $47,859,846)...................                 49,236,060
                                                      -----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 5.7%
HSBC Investor Money Market Fund
 Class I Shares*......................    2,946,216     2,946,216
                                                      -----------
TOTAL INVESTMENT COMPANIES
 (COST $2,946,216)....................                  2,946,216
                                                      -----------

-----------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 2.2%

Pool of various securities for HSBC
 Family of Funds  - Note 2  - Security
 Loans................................    1,120,000     1,120,000
                                                      -----------
TOTAL SECURITIES HELD AS COLLATERAL
 FOR SECURITIES ON LOAN (COST
 $1,120,000)..........................                  1,120,000
                                                      -----------
TOTAL INVESTMENTS
 (COST $51,926,062)  - 103.7%.........                 53,302,276
                                                      -----------
                                                      -----------

--------------
Percentages indicated are based on net assets of $51,408,092.
(a) Represents non-income producing security.
(l) Security, or portion of the security was on loan as of April 30, 2005.
  * Investment in affiliate.

78    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - (96.5%)
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE  - 8.0%
Lockheed Martin Corp. ...................     28,000    1,706,600
Northrop Grumman Corp. ..................     32,600    1,787,784
Raytheon Co. ............................     41,300    1,553,293
                                                       ----------
                                                        5,047,677
                                                       ----------
BANKING  - 5.0%
Bank of America Corp. ...................     32,100    1,445,784
Wells Fargo & Co. .......................     28,800    1,726,272
                                                       ----------
                                                        3,172,056
                                                       ----------
BUSINESS SERVICES  - 2.3%
Pitney Bowes, Inc. ......................     32,100    1,435,512
                                                       ----------
COMPUTER SOFTWARE  - 6.1%
Computer Associates International,
 Inc. ...................................    108,100    2,907,890
Microsoft Corp. .........................     37,200      941,160
                                                       ----------
                                                        3,849,050
                                                       ----------
CONGLOMERATES  - 2.3%
Loews Corp. .............................     20,700    1,467,216
                                                       ----------
CONSUMER PRODUCTS  - 9.0%
Albertson's, Inc. (l)....................     50,400      997,416
Altria Group, Inc. ......................     42,200    2,742,578
Kimberly-Clark Corp. ....................     31,000    1,935,950
                                                       ----------
                                                        5,675,944
                                                       ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 2.1%
Ingersoll-Rand Co. ......................     17,400    1,337,538
                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 3.3%
Agilent Technologies, Inc. (a)...........    101,700    2,110,275
                                                       ----------
FINANCIAL SERVICES  - 16.8%
Citigroup, Inc. .........................     36,707    1,723,761
Countrywide Financial Corp. .............     76,600    2,772,154
Fannie Mae...............................     44,000    2,373,800
Genworth Financial, Inc., Class A........     58,000    1,621,100
J.P. Morgan Chase & Co. .................     39,150    1,389,434
MGIC Investment Corp. ...................     11,800      696,200
                                                       ----------
                                                       10,576,449
                                                       ----------
GAS & ELECTRIC UTILITY  - 1.6%
Dominion Resources, Inc. ................     13,000      980,200
                                                       ----------
HEALTH CARE  - 2.9%
Aetna, Inc. .............................     24,800    1,819,576
                                                       ----------
INSURANCE  - 7.4%
AON Corp. ...............................     77,200    1,609,620
Radian Group, Inc. ......................     34,900    1,550,607
The Hartford Financial Services Group,
 Inc. ...................................     21,100    1,527,007
                                                       ----------
                                                        6,506,810
                                                       ----------

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED

                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
MEDIA  - 4.8%
Liberty Media Corp., Class A (a).......   100,350     1,007,514
Viacom, Inc., Class B..................    58,100     2,011,422
                                                     ----------
                                                      3,018,936
                                                     ----------
MINING  - 5.1%
Barrick Gold Corp. ....................    93,700     2,091,384
Rio Tinto PLC ADR......................     9,300     1,121,580
                                                     ----------
                                                      3,212,964
                                                     ----------
OIL & GAS  - 10.5%
Burlington Resources, Inc. ............    12,800       622,208
ConocoPhillips.........................    10,891     1,141,921
Kerr-McGee Corp. (l)...................    46,700     3,623,920
Noble Energy, Inc. (l).................    19,200     1,231,104
                                                     ----------
                                                      6,619,153
                                                     ----------
PAPER PRODUCTS  - 1.5%
International Paper Co. ...............    26,800       918,972
                                                     ----------
STEEL  - 1.0%
POSCO ADR..............................    13,800       628,314
                                                     ----------
TELECOMMUNICATIONS  - 4.9%
BellSouth Corp. .......................    36,050       954,965
Motorola, Inc. ........................    93,500     1,434,290
Sprint Corp. ..........................    30,600       681,156
                                                     ----------
                                                      3,070,411
                                                     ----------
TRANSPORTATION  - 1.9%
Union Pacific Corp. ...................    18,700     1,195,491
                                                     ----------
TOTAL COMMON STOCKS
 (COST $55,566,154)....................              60,822,967
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 3.4%
HSBC Investor Money Market Fund
 Class I Shares*.......................  2,132,825    2,132,825
                                                     ----------
TOTAL INVESTMENT COMPANIES
 (COST $2,132,825).....................               2,132,825
                                                     ----------

---------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 9.2%
Pool of various securities for HSBC
 Family of Funds  - Note 2  - Security
 Loans.................................  5,766,400    5,766,400
                                                     ----------
TOTAL SECURITIES HELD AS
 COLLATERAL FOR SECURITIES
 ON LOAN (COST $5,766,400).............               5,766,400
                                                     ----------
TOTAL INVESTMENTS
 (COST $63,465,379)  - 109.1%..........              68,722,192
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $62,995,877.
 (a)  Represents non-income producing security.
 (l)  All or a portion of the security was on loan as of April 30, 2005.
  *  Investment in Affiliate

ADR -- American Depository Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    79

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 97.7%
                                          SHARES       VALUE($)
                                        -----------   -----------
AUSTRALIA  - 0.6%
BlueScope Steel Ltd...................      218,300     1,312,660
                                                      -----------
BELGIUM  - 2.0%
Delhaize Group........................       51,900     3,427,881
KBC Bankverzekeringsholding...........       11,300       894,167
                                                      -----------
                                                        4,322,048
                                                      -----------
BRAZIL  - 1.7%
Brasken SA............................   10,000,000       395,443
CIA de Saneamento Basico do Estado de
 Sao Paulo............................    7,710,000       401,769
Gerdau SA ADR.........................       50,100       488,475
Petroleo Brasileiro SA ADR............       27,700     1,017,974
Unibanco GDR..........................       13,000       431,470
Usinas Siderurgicas de Minas Gerais
 SA...................................       30,200       607,830
Votorantim Celulos Papel SA ADR.......       34,250       376,408
                                                      -----------
                                                        3,719,369
                                                      -----------
CANADA  - 4.0%
Alcan, Inc............................       62,900     2,040,324
Bank of Nova Scotia...................      109,800     3,490,939
Manulife Financial Corp...............       67,400     3,090,283
                                                      -----------
                                                        8,621,546
                                                      -----------
CHINA  - 0.1%
China Petroleum & Chemical Corp.......      592,000       232,870
                                                      -----------
FINLAND  - 1.0%
Nokia Corp., Class A..................       69,100     1,101,872
Sampo OYJ, Class A....................       77,000     1,074,355
                                                      -----------
                                                        2,176,227
                                                      -----------
FRANCE  - 10.1%
Assurances Generales de France........       44,600     3,571,564
BNP Paribas SA........................       15,800     1,042,795
Credit Agricole SA....................       75,900     1,968,020
France Telecom SA.....................       32,800       964,427
Renault SA............................       38,100     3,193,850
Sanofi-Aventis........................       57,800     5,119,153
Societe Generale......................       33,700     3,360,118
Total SA..............................       12,500     2,780,055
                                                      -----------
                                                       21,999,982
                                                      -----------
GERMANY  - 8.7%
Continental AG........................       51,400     3,796,080
E.ON AG...............................       42,300     3,588,431
Fresenius Medical Care AG.............       22,800     1,817,804
HeidelbergCement AG...................       51,261     2,977,677
MAN AG................................       66,000     2,781,756
Muenchener Rueckversicher AG..........       14,700     1,619,897
Siemens AG............................       14,400     1,061,312
Volkswagen AG.........................       35,200     1,466,781
                                                      -----------
                                                       19,109,738
                                                      -----------
HUNGARY  - 0.4%
MOL Magyar Olaj  - es Gazipari Rt.
 GDR..................................        9,600       790,080
                                                      -----------
IRELAND  - 0.7%
Depfa Bank PLC (a)....................       96,470     1,485,220
                                                      -----------
ISRAEL  - 0.5%
Bank Hapoalim Ltd.....................      286,600       989,085
                                                      -----------
-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES       VALUE($)
                                        -----------   -----------
ITALY  - 1.9%
ENI SpA...............................      166,500     4,187,374
                                                      -----------
JAPAN  - 22.6%
Aiful Corp............................       29,700     2,210,223
Aiful Corp.  - W/I (a)................       14,850     1,083,683
Canon, Inc............................      108,300     5,634,129
Hitachi, Ltd..........................      144,000       845,170
Honda Motor Co., Ltd..................       96,600     4,649,834
ITOCHU Corp...........................      317,000     1,562,173
Japan Tobacco, Inc....................          240     3,091,394
JFE Holdings, Inc.....................      104,700     2,905,695
Leopalace21 Corp......................       29,300       447,401
Nippon Meat Packers, Inc..............       89,000     1,120,258
Nippon Mining Holdings, Inc...........      360,000     2,178,509
Nissan Motor Co., Ltd.................      281,100     2,766,778
Promise Co., Ltd......................       49,000     3,163,002
Sanyo Shinpan Finance Co., Ltd........       26,900     1,817,132
Sega Sammy Holdings, Inc..............       25,000     1,465,127
Sony Corp.............................       12,510       461,949
Sumitomo Mitsui Financial Group,
 Inc..................................          718     4,635,260
Takeda Chemical Industries, Ltd.......       21,500     1,046,496
The Tokyo Electric Power Co., Inc.....       90,600     2,175,092
Toyota Motor Co.......................       82,000     2,975,978
UFJ Holdings, Inc.....................          216     1,135,461
UNY Co., Ltd..........................      146,000     1,690,515
                                                      -----------
                                                       49,061,259
                                                      -----------
LUXEMBOURG  - 2.3%
Arcelor...............................      243,180     4,931,008
                                                      -----------
NETHERLANDS  - 3.4%
ABN AMRO Holding NV...................       44,453     1,078,044
ING Groep NV..........................      190,468     5,248,936
Royal Dutch Petroleum Co..............       16,800       980,548
                                                      -----------
                                                        7,307,528
                                                      -----------
NORWAY  - 0.1%
Yara International ASA (a)............       13,700       182,832
                                                      -----------
PHILLIPINES  - 0.3%
Philippine Long Distance Telephone
 Co...................................       21,000       541,601
                                                      -----------
SINGAPORE  - 2.4%
Flextronics International Ltd. (a)....      162,400     1,810,760
Singapore Telecommunications Ltd......    2,104,630     3,289,187
                                                      -----------
                                                        5,099,947
                                                      -----------
SOUTH AFRICA  - 1.6%
ABSA Group Ltd........................      100,500     1,287,509
Sanlam Ltd............................      615,600     1,167,663
Telkom South Africa Ltd...............       60,000     1,046,865
                                                      -----------
                                                        3,502,037
                                                      -----------
SOUTH KOREA  - 2.6%
Hyundai Motor Co., Ltd................       16,300       888,408
Industrial Bank of Korea GDR (a)......       88,300       759,380
Kookmin Bank ADR......................       14,600       624,150
POSCO ADR.............................       34,200     1,557,126
Shinhan Financial Group Co., Ltd.
 ADR..................................       35,150     1,848,890
                                                      -----------
                                                        5,677,954
                                                      -----------

80    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
          ......................................................................

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES       VALUE($)
                                        -----------   -----------
SPAIN  - 3.8%
Altadis SA............................       19,800       839,104
Endesa SA.............................      155,800     3,404,801
Repsol SA.............................      155,000     3,931,261
                                                      -----------
                                                        8,175,166
                                                      -----------
SWEDEN  - 1.3%
Svenska Cellusoa AB, B shares.........       77,800     2,713,750
                                                      -----------
SWITZERLAND  - 2.1%
Credit Suisse Group...................      106,800     4,494,474
                                                      -----------
TAIWAN  - 1.5%
China Steel Corp., GDR................       41,400       844,560
Compal Electronics, Inc...............      214,321     1,005,166
Far Eastone Telecommunications Co.,
 Ltd. (a).............................       21,400       393,154
Gigabyte Technology Co., Ltd..........      257,250       254,976
Taiwan Semiconductor Manufacturing
 Co., Ltd.............................      467,755       779,042
                                                      -----------
                                                        3,276,898
                                                      -----------
THAILAND  - 0.3%
PTT Public Company Ltd................      121,400       640,568
                                                      -----------
TURKEY  - 0.3%
Ford Otomotiv Sanayi AS...............       80,700       543,288
                                                      -----------
UNITED KINGDOM  - 21.4%
Aviva PLC.............................      346,270     3,914,129
Barclays PLC..........................      110,200     1,137,187
BP Amoco PLC..........................      692,800     7,064,512
George Wimpey PLC.....................      244,600     1,828,382
Glaxosmithkline PLC...................       99,400     2,511,954
HBOS PLC..............................      183,000     2,714,762
Intercontinental Hotels Group PLC.....      163,929     1,955,901
Mitchells & Butlers PLC...............      119,800       687,118
Punch Taverns PLC.....................      185,000     2,247,061

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES       VALUE($)
                                        -----------   -----------
Royal & Sun Alliance Insurance Group
 PLC..................................      736,000     1,070,898
Royal Bank Of Scotland Group PLC......       93,500     2,824,255
Sainsbury PLC.........................      410,062     2,216,615
Shell Transport & Trading Co., PLC....      160,000     1,437,929
Tate & Lyle PLC.......................      235,000     2,093,319
Taylor Woodrow PLC....................      361,600     1,985,113
Trinity Mirror PLC....................      145,600     1,775,509
Vodafone Group PLC....................    1,461,053     3,821,016
Whitbread PLC.........................      169,400     2,757,480
Xstrata PLC...........................      146,000     2,523,710
                                                      -----------
                                                       46,566,850
                                                      -----------
TOTAL COMMON STOCKS
 (COST $183,418,796)..................                211,661,359
                                                      -----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.4%

Investors Bank Trust Cash Reserve.....      782,865       782,865
                                                      -----------
TOTAL INVESTMENT COMPANIES
 (COST $782,865)......................                    782,865
                                                      -----------

-----------------------------------------------------------------
 RIGHTS & WARRANTS  - 0.0%

UNITED KINGDOM  - 0.0%
TI Automotive Ltd., Class A (a) (b)...      190,000             0
                                                      -----------
TOTAL RIGHTS & WARRANTS
 (COST $0)............................                          0
                                                      -----------
TOTAL INVESTMENTS
 (COST $184,201,661)  - 98.1%.........                212,444,224
                                                      -----------
                                                      -----------

--------------

 Percentages indicated are based on net assets of $216,511,206.
(a) Represents non-income producing security.
(b) Represents illiquid security.

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    81

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------
          SCHEDULE PORTFOLIO INVESTMENTS -- APRIL 30, 2005
          ......................................................................


                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Automotive..................................................      9.4%
Banking & Financial Services................................     22.9%
Building & Construction.....................................      0.9%
Building Materials..........................................      2.2%
Chemicals...................................................      0.7%
Computer Related............................................      1.7%
Diversified Manufacturing Operations........................      0.1%
Drugs -- Medical............................................      4.4%
Electrical..................................................      2.8%
Electronic Components & Semiconductors......................      4.1%
Food & Beverage.............................................      2.5%
Insurance...................................................      7.2%
Leisure.....................................................      1.2%
Metals & Mining.............................................      5.3%
Manufacturing...............................................      5.1%
Multimedia..................................................      0.8%
Oil & Gas...................................................     13.1%
Paper Products..............................................      1.4%
Real Estate.................................................      0.2%
Restaurants.................................................      1.3%
Retail......................................................      3.4%
Telecommunications..........................................      5.2%
Tobacco.....................................................      1.8%
Investment Companies........................................      0.4%
                                                                ------
Total Investments...........................................     98.1%
                                                                ------

82    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 98.2%
                                           SHARES      VALUE($)
                                          ---------   -----------
ADVERTISING  - 2.7%
aQuantive, Inc. (a).....................    203,400     2,257,740
Monster Worldwide, Inc. (a).............    209,300     4,815,993
                                                      -----------
                                                        7,073,733
                                                      -----------
BANKING  - 5.7%
Amegy Bancorporation, Inc...............    248,000     4,116,800
East West Bancorp., Inc.................    153,700     4,936,844
Wintrust Financial Corp.................    128,100     5,881,071
                                                      -----------
                                                       14,934,715
                                                      -----------
BIOTECHNOLOGY  - 4.7%
Celgene Corp. (a) (l)...................    328,100    12,438,271
                                                      -----------
COMMERCIAL SERVICES  - 1.9%
Alliance Data Systems Corp. (a).........    127,100     5,134,840
                                                      -----------
COMPUTER SOFTWARE  - 5.6%
CheckFree Corp. (a).....................     83,300     3,055,444
SRA International, Inc. Class A (a).....    105,800     6,914,030
Transaction Systems Architects, Inc.
 Class A (a)............................    232,900     4,828,017
                                                      -----------
                                                       14,797,491
                                                      -----------
CONSULTING SERVICES  - 1.5%
LECG Corp. (a)..........................    190,400     3,946,992
                                                      -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 9.7%
Actuant Corp. Class A (a)...............    105,800     4,506,022
AMETEK, Inc.............................    223,200     8,452,584
IDEX Corp...............................    140,800     5,244,800
Roper Industries, Inc...................    106,800     7,227,156
                                                      -----------
                                                       25,430,562
                                                      -----------
EDUCATIONAL SERVICES  - 1.5%
Career Education Corp. (a)..............    127,100     3,996,024
                                                      -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 8.2%
ATMI, Inc. (a)..........................    154,700     3,544,951
Power Integrations, Inc. (a)............    179,500     3,904,125
Semtech Corp. (a).......................    196,400     3,317,196
Thermo Electron Corp. (a)...............    232,900     5,817,842
Varian Semiconductor Equipment
 Associates, Inc. (a)...................    137,800     5,138,562
                                                      -----------
                                                       21,722,676
                                                      -----------
ENVIRONMENTAL SERVICES  - 6.9%
Pioneer Natural Resources Co............    147,500     5,997,350
Republic Services, Inc. Class A.........    206,700     7,151,820
Waste Connections, Inc. (a).............    147,000     5,177,340
                                                      -----------
                                                       18,326,510
                                                      -----------
FINANCIAL SERVICES  - 1.0%
CapitalSource, Inc. (a).................    124,900     2,622,900
                                                      -----------
HEALTH CARE  - 14.7%
Advanced Medical Optics, Inc. (a) (l)...    149,500     5,528,510
Cytyc Corp. (a).........................    215,200     4,585,912
Kinetic Concepts, Inc. (a)..............     97,800     6,009,810
Manor Care, Inc.........................    216,400     7,216,940
Omnicare, Inc...........................    207,700     7,200,959
PacifiCare Health Systems, Inc. (a).....    133,900     8,001,864
                                                      -----------
                                                       38,543,995
                                                      -----------
HOSPITALS  - 2.7%
Triad Hospitals, Inc. (a)...............    139,800     7,164,750
                                                      -----------

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED

                                          SHARES OR
                                          PRINCIPAL
                                          AMOUNT($)    VALUE($)
                                          ---------   -----------
HUMAN RESOURCES  - 0.0%
Employee Solutions, Inc. (a) (b)......        2,483             1
                                                      -----------
INTERNET RELATED  - 2.0%
Concur Technologies, Inc. (a).........      361,100     3,007,963
RSA Security, Inc. (a)................      218,200     2,343,468
                                                      -----------
                                                        5,351,431
                                                      -----------
OIL & GAS  - 12.8%
Chesapeake Energy Corp................      389,300     7,490,132
Consol Energy, Inc....................      139,800     6,044,952
Denbury Resources, Inc. (a)...........      144,800     4,595,952
Massey Energy Company.................      139,500     5,037,345
Peabody Energy Corp...................      122,200     5,348,694
Smith International, Inc..............       87,400     5,084,932
                                                      -----------
                                                       33,602,007
                                                      -----------
PHARMACEUTICALS  - 2.3%
Santarus, Inc. (a)....................      455,400     1,949,112
The Medicines Co. (a).................      190,992     4,077,679
                                                      -----------
                                                        6,026,791
                                                      -----------
RAILROAD EQUIPMENT  - 1.8%
Wabtec Corp...........................      242,000     4,840,000
                                                      -----------
RETAIL  - 5.8%
Foot Locker, Inc......................      152,100     4,054,986
P.F. Chang's China Bistro, Inc. (a)...       57,500     3,192,400
PETsMART, Inc.........................       75,100     2,001,415
Weight Watchers International, Inc.
 (a)..................................       49,400     2,062,450
Williams-Sonoma, Inc. (a).............      119,000     3,985,310
                                                      -----------
                                                       15,296,561
                                                      -----------
STEEL PRODUCERS  - 1.9%
United States Steel Corp..............      114,500     4,896,020
                                                      -----------
TELECOMMUNICATIONS  - 2.1%
Scientific-Atlanta, Inc...............      135,800     4,152,764
Sonus Networks, Inc. (a) (l)..........      372,300     1,280,712
                                                     -----------
                                                       5,433,476
                                                     -----------
TELECOMMUNICATIONS -- EQUIPMENT  - 1.7%
Polycom, Inc. (a).....................      300,900     4,591,733
                                                      -----------
TRANSPORTATION  - 1.0%
OMI Corp..............................      149,400     2,717,586
                                                      -----------
TOTAL COMMON STOCKS
 (COST $223,275,648)..................                258,889,065
                                                      -----------

---------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 2.1%
Pool of various securities for HSBC
 Family of Funds  - Note 2  - Security
 Loans................................     5,583,000    5,583,000
                                                      -----------
TOTAL SECURITIES HELD AS COLLATERAL
 FOR SECURITIES ON LOAN
 (COST $5,583,000)....................                  5,583,000
                                                      -----------
TOTAL INVESTMENTS
 (COST $228,858,648)  - 100.3%........                264,472,065
                                                      -----------
                                                      -----------

--------------

Percentages indicated are based on net assets of $263,743,734.
 (a) Represents non-income producing security.
 (b) Represents illiquid security.
 (l) All or a portion of the security was on loan as of April 30, 2005.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    83

          HSBC INVESTOR PORTFOLIOS
 -------------------------------------------------------------------------------
          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

----------------------------------------------------------------------------------------------------------------------------
                                                               LIMITED MATURITY        FIXED INCOME             GROWTH
                                                                   PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                              ------------------    ------------------    ------------------
ASSETS:
  Investments in non-affiliates, at value*                        $51,914,517          $144,810,885           $50,356,060
  Investments in affiliates, at value                                 261,369             1,497,650             2,946,216
  Cash                                                                     --                    --                87,263
  Interest and dividends receivable                                   446,479             1,394,385                23,968
  Receivable for investments sold                                     998,825            13,035,308               178,637
  Prepaid expenses and other assets                                       755                 2,375                 1,288
                                                                  -----------          ------------           -----------
  TOTAL ASSETS                                                     53,621,945           160,740,603            53,593,432
                                                                  -----------          ------------           -----------
..........................................................................................................................
LIABILITIES:
  Payable for investments purchased                                   819,113             3,523,271             1,030,518
  Payable for collateral received on loaned securities              1,410,000                    --             1,120,000
  Accrued expenses and other liabilities:
     Investment management                                             17,710                52,379                21,133
     Administration                                                     2,898                 8,323                 1,629
     Fund Accounting                                                    6,508                 9,693                 7,908
     Other                                                              8,587                12,613                 4,152
                                                                  -----------          ------------           -----------
  TOTAL LIABILITIES                                                 2,264,816             3,606,279             2,185,340
                                                                  -----------          ------------           -----------
..........................................................................................................................
NET ASSETS:
  Applicable to investors' beneficial interest                    $51,357,129          $157,134,324           $51,408,092
                                                                  -----------          ------------           -----------
                                                                  -----------          ------------           -----------
  Total investments, at cost                                      $52,273,399          $142,986,874           $51,926,062
                                                                  -----------          ------------           -----------
                                                                  -----------          ------------           -----------

--------------
* The Limited Maturity Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio include securities on loan of $1,374,826; $1,100,000; $5,610,668 and $5,289,770, respectively.

84    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR PORTFOLIOS
 -------------------------------------------------------------------------------
          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

----------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERNATIONAL
                                                                     VALUE                EQUITY           SMALL CAP EQUITY
                                                                   PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                              ------------------    ------------------    ------------------
ASSETS:
  Investments in non-affiliates, at value*                        $66,589,367          $212,444,224          $264,472,065
  Investments in affiliates, at value                               2,132,825                    --                    --
  Cash                                                                     --                    --                    --
  Foreign currency                                                         --             1,076,632                    --
  Interest and dividends receivable                                    85,669               944,334                19,742
  Receivable for investments sold                                          --             2,653,997             6,369,288
  Reclaims receivable                                                      --                13,014                    --
  Prepaid expenses and other assets                                     2,094                 3,776                 7,035
                                                                  -----------          ------------          ------------
  TOTAL ASSETS                                                     68,809,955           217,135,977           270,868,130
                                                                  -----------          ------------          ------------
..........................................................................................................................
LIABILITIES:
  Cash overdraft                                                        7,714               299,597             1,211,961
  Payable for investments purchased                                        --                    --               121,815
  Payable for collateral received on loaned securities              5,766,400                    --             5,583,000
  Accrued expenses and other liabilities:
     Investment management                                             27,228               181,234               180,971
     Administration                                                     1,988                10,397                12,691
     Fund Accounting                                                    8,346                11,190                 8,191
     Other                                                              2,402               122,353                 5,767
                                                                  -----------          ------------          ------------
  TOTAL LIABILITIES                                                 5,814,078               624,771             7,124,396
                                                                  -----------          ------------          ------------
..........................................................................................................................
NET ASSETS:
  Applicable to investors' beneficial interest                    $62,995,877          $216,511,206          $263,743,734
                                                                  -----------          ------------          ------------
                                                                  -----------          ------------          ------------
  Total investments, at cost                                      $63,465,379          $184,201,661          $228,858,648
                                                                  -----------          ------------          ------------
                                                                  -----------          ------------          ------------
  Foreign currency, at cost                                                            $  1,073,904
                                                                                       ------------
                                                                                       ------------

--------------

* The Limited Maturity Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio include securities on loan of $1,374,826; $1,100,000; $5,610,668 and $5,289,770, respectively.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    85

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)
          ......................................................................

                                                               LIMITED MATURITY        FIXED INCOME             GROWTH
                                                                   PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                              -------------------   ------------------    -------------------
INVESTMENT INCOME:
  Interest                                                        $1,216,007            $ 3,902,469            $       0
  Dividends                                                               --                  1,242              479,031
  Dividend income from affiliated investments                         10,095                 68,924               22,018
  Foreign tax withholding                                                 --                     --                   --
  Income from securities lending                                       3,735                  1,896                   26
                                                                  ----------            -----------            ---------
  TOTAL INVESTMENT INCOME                                          1,229,837              3,974,531              501,075
                                                                  ----------            -----------            ---------
.........................................................................................................................
EXPENSES:
  Investment management                                              116,000                325,973              130,666
  Administration                                                      11,007                 30,917               10,004
  Accounting                                                          28,457                 35,725               24,996
  Custodian                                                           10,161                 23,410               15,493
  Trustee                                                                726                  1,963                  552
  Other                                                                2,628                  6,865                1,860
                                                                  ----------            -----------            ---------
  TOTAL EXPENSES BEFORE FEE REDUCTIONS                               168,979                424,853              183,571
                                                                  ----------            -----------            ---------
  Fees reduced by Investment Advisor                                 (47,925)              (179,106)             (25,804)
                                                                  ----------            -----------            ---------
  Net Expenses                                                       121,054                245,747              157,767
                                                                  ----------            -----------            ---------
.........................................................................................................................
NET INVESTMENT INCOME (LOSS)                                       1,108,783              3,728,784              343,308
                                                                  ----------            -----------            ---------
.........................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments                                   37,089              4,210,884              600,255
Change in unrealized appreciation/depreciation from
 investments                                                        (923,847)            (5,738,464)            (615,654)
                                                                  ----------            -----------            ---------
.........................................................................................................................
Net realized/unrealized gains (losses) from investments             (886,758)            (1,527,580)             (15,399)
                                                                  ----------            -----------            ---------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $  222,025            $ 2,201,204            $ 327,909
                                                                  ----------            -----------            ---------
                                                                  ----------            -----------            ---------

86    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR PORTFOLIOS
 -------------------------------------------------------------------------------
          STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)
          ......................................................................

                                                                                       INTERNATIONAL
                                                                     VALUE                EQUITY           SMALL CAP EQUITY
                                                                   PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                              -------------------   ------------------    ------------------
INVESTMENT INCOME:
  Interest                                                        $        0            $     2,724          $          0
  Dividends                                                          574,983              2,907,089               633,558
  Dividend income from affiliated investments                         40,737                     --                    --
  Foreign tax withholding                                             (1,546)              (294,255)                   --
  Income from securities lending                                         250                     --                 3,270
                                                                  ----------            -----------          ------------
  TOTAL INVESTMENT INCOME                                            614,424              2,615,558               636,828
                                                                  ----------            -----------          ------------
..........................................................................................................................
EXPENSES:
  Investment management                                              169,368                791,086             1,271,129
  Administration                                                      12,162                 43,721                60,396
  Accounting                                                          24,252                 46,654                24,355
  Custodian                                                           16,351                106,695                37,424
  Trustee                                                                675                  2,528                 5,289
  Other                                                                2,178                  9,517                 3,645
                                                                  ----------            -----------          ------------
  TOTAL EXPENSES BEFORE FEE REDUCTIONS                               224,986              1,000,201             1,402,238
                                                                  ----------            -----------          ------------
  Fees reduced by Investment Advisor                                 (32,590)                                    (118,382)
  Net Expense                                                        192,396                                    1,283,856
..........................................................................................................................
NET INVESTMENT INCOME (LOSS)                                         422,028              1,615,357              (647,028)
                                                                  ----------            -----------          ------------
..........................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments                                  799,929             11,290,683            27,694,991
Change in unrealized appreciation/depreciation from
 investments                                                       2,645,658              6,609,257           (18,820,074)
                                                                  ----------            -----------          ------------
..........................................................................................................................
Net realized/unrealized gains (losses) from investments            3,445,587             17,899,940             8,874,917
                                                                  ----------            -----------          ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $3,867,615            $19,515,297          $  8,227,889
                                                                  ----------            -----------          ------------
                                                                  ----------            -----------          ------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    87

          HSBC INVESTOR PORTFOLIOS
 -------------------------------------------------------------------------------
          STATEMENTS OF CHANGES IN NET ASSETS
          ......................................................................

                                                     LIMITED MATURITY PORTFOLIO                    FIXED INCOME PORTFOLIO
                                               ----------------------------------------------------------------------------------
                                                FOR THE SIX                                 FOR THE SIX
                                                MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                               APRIL 30, 2005         YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                                (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  1,108,783         $  2,685,767           $  3,728,784         $  8,004,774
  Net realized gains from investments                 37,089              350,688              4,210,884            1,234,753
  Change in unrealized
    appreciation/depreciation from
    investments                                     (923,847)             195,249             (5,738,464)             533,676
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          222,025            3,231,704              2,201,204            9,773,203
                                                ------------         ------------           ------------         ------------
..............................................................................................................................
Proceeds from contributions                        3,166,203           19,537,952             18,435,850           47,385,442
Value of withdrawals                             (15,727,888)         (43,561,156)           (32,962,114)         (91,249,818)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (12,561,685)         (24,023,204)           (14,526,264)         (43,864,376)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                             (12,339,660)         (20,791,500)           (12,325,060)         (34,091,173)
..............................................................................................................................
NET ASSETS:
  Beginning of period                             63,696,789           84,488,289            169,459,384          203,550,557
                                                ------------         ------------           ------------         ------------
  End of period                                 $ 51,357,129         $ 63,696,789           $157,134,324         $169,459,384
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

88    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR PORTFOLIOS
 -------------------------------------------------------------------------------
          STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
          ......................................................................

                                                            GROWTH                                         VALUE
                                                           PORTFOLIO                                     PORTFOLIO
                                          ---------------------------------------------------------------------------------------
                                            FOR THE SIX                                   FOR THE SIX
                                           MONTHS ENDED            FOR THE                MONTHS ENDED           FOR THE
                                          APRIL 30, 2005         PERIOD ENDED            APRIL 30, 2005         YEAR ENDED
                                            (UNAUDITED)        OCTOBER 31, 2004 (a)       (UNAUDITED)        OCTOBER 31, 2004 (a)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                     $   343,308           $    11,209             $    422,028          $   325,186
  Net realized gains (losses) from
    investments                                 600,255            (1,576,336)                 799,929              506,578
  Change in unrealized
    appreciation/depreciation from
    investments                                (615,654)            1,991,868                2,645,658            2,611,156
                                            -----------           -----------             ------------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                     327,909               426,741                3,867,615            3,442,920
                                            -----------           -----------             ------------          -----------
............................................................................................................................
Proceeds from contributions                   8,265,585            53,535,759                8,181,805           64,069,267
Value of withdrawals                         (7,225,606)           (4,282,296)             (10,467,540)          (6,098,190)
                                            -----------           -----------             ------------          -----------
CHANGE IN NET ASSETS FROM TRANSACTIONS
 IN INVESTORS' BENEFICIAL INTEREST            1,399,979            49,253,463               (2,285,735)          57,971,077
                                            -----------           -----------             ------------          -----------
CHANGE IN NET ASSETS                          1,727,888            49,680,204                1,581,880           61,413,997
............................................................................................................................
NET ASSETS:
  Beginning of period                        49,680,204                    --               61,413,997                   --
                                            -----------           -----------             ------------          -----------
  End of period                             $51,408,092           $49,680,204             $ 62,995,877          $61,413,997
                                            -----------           -----------             ------------          -----------
                                            -----------           -----------             ------------          -----------

--------------
(a) Growth Portfolio commenced operations on May 7, 2004.
    Value Portfolio commenced operations on May 7, 2004.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    89

          HSBC INVESTOR PORTFOLIOS
 -------------------------------------------------------------------------------
          STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
          ......................................................................

                                                      INTERNATIONAL EQUITY                          SMALL CAP EQUITY
                                                            PORTFOLIO                                   PORTFOLIO
                                               ------------------------------------        --------------------------------------
                                                 FOR THE SIX                                 FOR THE SIX
                                                MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                               APRIL 30, 2005         YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                                (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                 $   1,615,357         $  3,284,091          $    (647,028)       $  (1,984,985)
  Net realized gains from investments             11,290,683           32,731,371             27,694,991           41,945,235
  Change in unrealized
    appreciation/depreciation from
    investments                                    6,609,257            3,338,622            (18,820,074)         (17,175,725)
                                               -------------         ------------          -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       19,515,297           39,354,084              8,227,889           22,784,525
                                               -------------         ------------          -------------        -------------
 ................................................................................................................................
Proceeds from contributions                       20,660,980           44,516,479             16,130,849           67,718,326
Value of withdrawals                             (43,690,226)         (65,649,972)          (119,948,277)        (157,351,034)
                                               -------------         ------------          -------------        -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (23,029,246)         (21,133,493)          (103,817,428)         (89,632,708)
                                               -------------         ------------          -------------        -------------
CHANGE IN NET ASSETS                              (3,513,949)          18,220,591            (95,589,539)         (66,848,183)
 ................................................................................................................................
NET ASSETS:
  Beginning of period                            220,025,155          201,804,564            359,333,273          426,181,456
                                               -------------         ------------          -------------        -------------
  End of period                                $ 216,511,206         $220,025,155          $ 263,743,734        $ 359,333,273
                                               -------------         ------------          -------------        -------------
                                               -------------         ------------          -------------        -------------

90    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR PORTFOLIOS
-------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

                                                                                     RATIOS/SUPPLEMENTARY DATA
                                                                  ---------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                  NET ASSETS AT       RATIO OF         INVESTMENT
                                                                     END OF           EXPENSES        INCOME (LOSS)
                                                                     PERIOD          TO AVERAGE        TO AVERAGE       PORTFOLIO
                                              TOTAL RETURN(c)        (000'S)        NET ASSETS(b)     NET ASSETS(b)     TURNOVER
---------------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (a)                                   $115,180            0.55%              4.97%         102.01%
Year ended October 31, 2002                                          149,815            0.51%              4.60%          44.04%
Year ended October 31, 2003                         4.42%             84,488            0.53%              3.70%          98.42%
Year ended October 31, 2004                         4.48%             63,697            0.57%              3.54%          50.06%
Six months ended April 30, 2005 (Unaudited)         0.42%             51,357            0.42%              3.82%          13.36%
---------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 2000                                         $226,366            0.51%              6.74%         440.49%
Year ended October 31, 2001                                          242,914            0.53%              6.53%         341.26%
Year ended October 31, 2002                                          385,802            0.48%              5.14%          77.82%
Year ended October 31, 2003                         5.80%            203,551            0.48%              4.38%          70.91%
Year ended October 31, 2004                         5.56%            169,459            0.52%              4.31%          34.88%
Six months ended April 30, 2005 (Unaudited)         1.36%            157,134            0.31%              4.57%          47.83%
---------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (a)                  (0.86%)          $ 49,680            0.72%              0.06%          53.08%
Six months ended April 30, 2005 (Unaudited)         0.77%             51,408            0.61%              1.30%          43.34%
---------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (a)                   6.12%           $ 61,414            0.71%              1.28%          10.33%
Six months ended April 30, 2005 (Unaudited)         6.20%             62,996            0.60%              1.31%           9.47%
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2000                                         $332,325            0.84%              0.53%          27.81%
Year ended October 31, 2001                                          275,848            0.90%              0.54%          26.90%
Year ended October 31, 2002                                          256,616            0.91%              0.63%          31.63%
Year ended October 31, 2003                        23.70%            201,805            0.96%              1.00%          68.51%
Year ended October 31, 2004                        20.29%            220,025            0.94%              1.53%         106.11%
Six months ended April 30, 2005 (Unaudited)         8.65%            216,511            0.87%              1.40%          10.99%
---------------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2000                                         $369,166            0.97%             (0.60%)         79.51%
Year ended October 31, 2001                                          265,573            0.98%             (0.65%)         52.47%
Year ended October 31, 2002                                          266,217            0.99%             (0.78%)        103.90%
Year ended October 31, 2003                        33.30%            426,181            0.91%             (0.62%)        152.05%
Year ended October 31, 2004                         5.93%            359,333            0.88%             (0.52%)         81.75%
Six months ended April 30, 2005 (Unaudited)         0.60%            263,744            0.81%             (0.41%)         31.89%
---------------------------------------------------------------------------------------------------------------------------------

(a) Limited Maturity Portfolio commenced operations on January 24, 2001. Value Portfolio commenced operations on May 7, 2004.
    Growth Portfolio commenced operations on May 7, 2004.

(b) Annualized for periods less than one year.

(c) Not annualized for periods less than one year.

See notes to financial statements.

                                                  HSBC INVESTOR PORTFOLIOS    91

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):

PORTFOLIO                                          SHORT NAME
---------                                          ----------
HSBC Investor Limited Maturity Portfolio           Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio               Fixed Income Portfolio
HSBC Investor Growth Portfolio                     Growth Portfolio
HSBC Investor Value Portfolio                      Value Portfolio
HSBC Investor International Equity Portfolio       International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio           Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

        Under the Portfolios' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts with their vendors and others that provide for general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('U.S.'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair

92    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities. When the International Equity Portfolio uses fair value pricing, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities are reflected no later than on the first business day following the trade date. However, for financial reporting purposes portfolio securities are reflected as of trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The

                                                  HSBC INVESTOR PORTFOLIOS    93

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    RESTRICTED SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the '1933 Act') or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At April 30, 2005, the HSBC Limited Maturity Portfolio and HSBC Fixed Income Portfolio held restricted securities representing 1.1% and 3.4% of net assets, respectively. The restricted securities held as of April 30, 2005 are identified below:

                                                                            ACQUISITION   PRINCIPAL
                      SECURITY NAME                      ACQUISITION DATE    COST ($)     AMOUNT ($)   VALUE ($)
                      -------------                      ----------------    --------     ----------   ---------
   LIMITED MATURITY PORTFOLIO
   Met Life Global Funding, 4.50%, 5/5/10                    4/27/2005         548,416      550,000      549,189
   FIXED INCOME PORTFOLIO
   AIG SunAmerica Global Financing VI, 6.30%, 5/10/11         5/2/2001         641,056      642,000      694,745
   DLJ Mortgage Acceptance Corp. IO 97 CF1 S 0.91%,
     5/15/30                                                 5/16/1997          39,123      597,801        8,572
   Farmers Exchange Capital, 7.05%, 7/15/28                  1/27/1999          38,685       38,000       40,147
   Farmers Exchange Capital, 7.05%, 7/15/28                  7/16/1999         124,402      135,000      142,629
   Farmers Exchange Capital, 7.05%, 7/15/28                  11/7/2000         178,698      215,000      227,150
   Farmers Insurance Exchange, 8.625%, 5/1/24                 5/9/1997         238,210      238,000      293,644
   FHA Weyerhauser, 7.43%, 1/1/24                            3/28/2002          75,009       79,098       79,351
   Florida Windstorm, 7.125%, 2/25/19                        5/27/1999           7,910        8,000        9,467
   Florida Windstorm, 7.125%, 2/25/19                         8/7/2000         141,181      150,000      177,506
   Florida Windstorm, 7.125%, 2/25/19                       11/28/2000         426,945      450,000      532,516
   Metropolitan Life Insurance Co., 7.80%, 11/1/25            6/2/1999          26,548       25,000       31,479
   Metropolitan Life Insurance Co., 7.80%, 11/1/25           1/18/2001         250,747      250,000      314,793
   Met Life Global Funding, 4.50%, 5/5/10                    4/27/2005       1,495,680    1,500,000    1,497,788
   PNC Institutional Capital Trust A, 7.95%, 12/15/26       12/23/1996          84,979       87,000       94,906
   PNC Institutional Capital Trust A, 7.95%, 12/15/26         4/8/1997          95,171      100,000      109,087
   Prudential Insurance Co., 8.30%, 7/1/25                   7/31/1998          59,555       53,000       70,788
   Prudential Insurance Co., 8.30%, 7/1/25                   1/27/1999         215,152      180,000      240,411
   Prudential Insurance Co., 8.30%, 7/1/25                   9/23/1999         157,330      150,000      200,342
   Prudential Insurance Co., 8.30%, 7/1/25                    2/3/2000         170,517      165,000      220,376
   RAS Laffan Liquid Natural Gas, 8.29%, 3/15/14            11/24/1998          41,156       48,000       55,929
   RAS Laffan Liquid Natural Gas, 8.29%, 3/15/14            11/25/1998         176,670      200,000      233,041
   RAS Laffan Liquid Natural Gas, 8.29%, 3/15/14             3/19/2001         100,301      100,000      116,521

    SECURITY LOANS:

        To generate additional income, the Portfolios may lend up to 33 1/3% of their respective assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of HSBC, the consideration which can be earned currently from such securities loans justifies the attendant

94    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    risks. Loans are subject to termination by the Portfolios or the borrower at any time and are, therefore, not considered to be illiquid investments. As of April 30, 2005, the following Portfolios had collateral and loaned securities as follows:

                                                                               VALUE OF
                                                                  VALUE         LOANED
                       SECURITY TYPE                          OF COLLATERAL   SECURITIES
                       -------------                          -------------   ----------
Limited Maturity Portfolio..................................   $1,410,000     $1,374,826
Growth Portfolio............................................    1,120,000      1,100,000
Value Portfolio.............................................    5,766,400      5,610,668
Small Cap Equity Portfolio..................................    5,583,000      5,289,770

        The cash collateral received by the Portfolios was invested in a pooled account by HSBC Bank USA, and at April 30, 2005, the pooled account consisted of the following:

                                                             MARKET         MATURITY      MATURITY
          SECURITY TYPE              SECURITY NAME           VALUE            RATE          DATE
          -------------              -------------           -----            ----          ----
Repurchase Agreement               Nomura Securities      $511,549,400       2.94%        5/02/05
                                   International, Inc.

    LINE OF CREDIT:

        The Portfolios participate in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, the Portfolios may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

        During the period ended April 30, 2005, The Fixed Income Portfolio had borrowed against the Line of Credit an amount of $389,711 in one advance over a total of 3 days, for an average amount outstanding during the period of $389,711. The interest amount charged was $93 at a rate of 2.87%.

    EXPENSE ALLOCATION:

        Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, or another appropriate basis. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Waddell & Reed Investment Management Company, NWQ Investment Management Co., LLC, AllianceBernstein Investment Research and Management, and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the Growth Portfolio, Value Portfolio, International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC.

                                                  HSBC INVESTOR PORTFOLIOS    95

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.575%
In excess of $50 million but not exceeding $95 million......   0.450%
In excess of $95 million but not exceeding $150 million.....   0.200%
In excess of $150 million but not exceeding $250 million....   0.400%
In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $500 million..........................................   0.525%
In excess of $500 million but not exceeding $1 billion......   0.475%
In excess of $1 billion.....................................   0.425%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $25 million...........................................   0.950%
In excess of $25 million but not exceeding $50 million......   0.800%
In excess of $50 million but not exceeding $250 million.....   0.675%
In excess of $250 million...................................   0.625%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management LLC receive in aggregate, a fee accrued daily and paid monthly at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers, except for the Chief Compliance Officer as described below, are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives, from the Portfolios, a fee accrued daily and paid monthly at an annual rate of:

96    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $8 billion............................................   0.0375%
In excess of $8 billion but not exceeding $9.25 billion.....   0.0350%
In excess of $9.25 billion but not exceeding $12 billion....   0.0250%
In excess of $12 billion....................................   0.0150%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets. BISYS Ohio may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Portfolios. In addition, BISYS provides an employee to serve as Chief Compliance Officer for the Portfolios including providing certain related services, for which it receives an additional fee.

        On June 13, 2005 the Board approved a proposal for HSBC to serve as the Administrator of the Portfolios, which will be effective July 1, 2005 under the same compensation structure as those currently with BISYS. In addition, the Board approved a proposal for BISYS to serve as the sub-Administrator to HSBC, in which BISYS will be compensated directly by HSBC effective July 1, 2005.

    FUND ACCOUNTING AND CUSTODIAN:

        BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual fee per Portfolio, including reimbursement of certain expenses, from each Portfolio accrued daily and paid monthly. HSBC serves as custodian to the Limited Maturity Portfolio, Fixed Income Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio. Compensation HSBC receives for services to the Portfolios as custodian is presented in the Statement of Operations as custodian fees.

    OTHER:

        For its service as security lending agent, HSBC Bank USA (see note 2 -Security Loans), receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Portfolios. The fees collected by HSBC Bank USA for the period ended April 30, 2005 were:

PORTFOLIO
---------
Limited Maturity Portfolio..................................   $   364
Fixed Income Portfolio......................................       567
Growth Portfolio............................................        27
Value Portfolio.............................................       216
Small Cap Equity Portfolio..................................     1,580

        The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the six months ended April 30, 2005, affiliated broker/dealers did not receive any commissions on the execution of trades related to the HSBC Investor Family of Funds.

                                                  HSBC INVESTOR PORTFOLIOS    97

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

4.  INVESTMENT TRANSACTIONS:

        For the period ended April 30, 2005, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                       PURCHASES           SALES        PURCHASES OF
                                    (EXCLUDING U.S.   (EXCLUDING U.S.       U.S.       SALES OF U.S.
                                      GOVERNMENT)       GOVERNMENT)      GOVERNMENT     GOVERNMENT
                                      -----------       -----------      ----------     ----------
Limited Maturity Portfolio........   $  5,752,715      $ 13,382,032     $ 1,589,250     $ 5,255,770
Fixed Income Portfolio............     56,596,884        41,323,235      10,954,876      18,195,981
Growth Portfolio..................     25,709,381        21,845,959              --              --
Value Portfolio...................      7,532,682         5,742,859              --              --
International Portfolio...........     25,098,539        49,443,298              --              --
Small Cap Equity Portfolio........    112,889,492       225,600,872              --              --

5.  FEDERAL INCOME TAX INFORMATION:

        At April 30, 2005, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                   NET UNREALIZED
                                                 TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
PORTFOLIO NAME                      TAX COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
--------------                      --------      ------------    --------------   --------------
Limited Maturity Portfolio......  $ 52,273,399    $   360,257      $   (457,770)    $   (97,513)
Fixed Income Portfolio..........   142,997,102      4,660,354        (1,348,921)      3,311,433
Growth Portfolio................    52,165,807      2,668,730        (1,532,261)      1,136,469
Value Portfolio.................    63,503,904      7,330,290        (2,112,002)      5,218,288
International Portfolio.........   184,892,265     32,038,580        (4,486,621)     27,551,959
Small Cap Equity Portfolio......   230,365,955     45,178,479       (11,072,369)     34,106,110

6.  PAYMENTS FROM AFFILIATE:

        During the period ended April 30, 2005, HSBC reimbursed certain advisory fees by some of the Portfolios related to violations of certain investment policies and limitations. HSBC also reimbursed the Portfolios for interest on these amounts. The amounts, along with the corresponding impact to the net expense ratio, net income ratio, and total return for the period ended April 30, 2005, are as follows:

                                                                                 NET      NET
                                          ADVISORY                             EXPENSE   INCOME   TOTAL
FUND                                      FEES (1)   INTEREST (2)    TOTAL      RATIO    RATIO    RETURN
----                                      --------   ------------    -----      -----    -----    ------
Limited Maturity Portfolio..............  $ 45,832     $ 2,093      $ 47,925    0.16%    0.17%    0.00%
Fixed Income Portfolio..................   171,285       7,821       179,106    0.21%    0.22%    0.00%
Growth Portfolio........................    24,678       1,126        25,804    0.09%    0.09%    0.00%
Value Portfolio.........................    31,167       1,423        32,590    0.10%    0.10%    0.00%
Small Cap Equity Portfolio..............   113,213       5,169       118,382    0.07%    0.07%    0.00%
                                          --------     -------      --------
    Total...............................  $386,175     $17,632      $403,807

--------------

(1) Amounts relate to the reimbursement of advisory fees on the investment in certain investment companies and are included in 'Fees reduced by the Investment Advisor' on the Statements of Operations.

(2) Amounts relate to the reimbursement of computed interest on the amounts noted in (1) are included in 'Other income' on the Statements of Operations.

7.  INVESTMENT ADVISOR CONTRACT APPROVAL:

        Each Board of Trustees including the non-interested Trustees (the 'Board of Trustees') of HSBC Investor Funds, HSBC Advisor Funds and HSBC Portfolios approved renewal of the investment advisory agreement, and, where

98    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    applicable, sub-advisory agreement (collectively, 'Advisory Contracts') with respect to each Trust's respective Funds or Portfolios at an in-person meeting held on December 13, 2004. In determining whether it was appropriate to approve each Advisory Contract, each Board of Trustees requested information, provided by the Adviser, and, where applicable, Sub-Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided, each Board of Trustees determined that each Advisory Contract is consistent with the best interests of each Fund and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders. Each Board of Trustees made these determinations on the basis of the following considerations, among others:

         -- The investment advisory fees payable to the Adviser and, where applicable, Sub-Adviser under each Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with each Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

         -- Each Advisory Contract did not increase the level of current investment advisory fees or overall operating expenses of each Fund over historical fee and expense levels;

         -- The nature, quality and extent of the investment advisory services provided by the Adviser and, where applicable, Sub-Adviser to each Fund, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

         -- The Adviser's and, where applicable, Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

         -- The Adviser's entrepreneurial commitment to the management and success of each Fund, which could entail a substantial commitment of resources to the successful operation of each Fund; and

         -- The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser, and, where applicable, Sub-Adviser.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, each Board of Trustees unanimously approved the respective Advisory Contract with respect to the Funds and Portfolios.

        New Advisory Contract between the Adviser and the Sub-Advisers to the Growth and Income Fund and Mid-Cap Fund ('collectively, the Agreements') were approved by the Board of Trustees of HSBC Investor Funds, with respect to the Growth and Income Fund and the Mid-Cap Fund, at a meeting of the Board of Trustees held on March 7-8, 2005. The Agreements were approved by the shareholders of the respective Funds at a meeting of the shareholders held on April 18, 2005.

        In determining whether to approve the Agreements, the Board of Trustees requested and received extensive materials and information from the Adviser to assist them in considering the approval of the Agreements. Based on its review of the information requested and provided, and the discussions with management of the Adviser, the Board of Trustees determined that approval of the Agreements was consistent with the best interests of each Fund and its shareholders, and would enable each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of that Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

         -- Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board of Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and each Fund's Sub-Adviser, in light of the high quality services provided to the other manager-of-manager mutual funds advised by the Adviser, and each Fund's Sub-Adviser's historic performance managing accounts having similar investment objectives as the Funds. The Board of Trustees also considered the services provided by the Adviser such as supervision of Fund operations and compliance and regulatory filings as well as disclosures to shareholders, general oversight of service providers and coordination of Fund marketing initiatives. The Board of Trustees considered the Adviser's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful

                                                  HSBC INVESTOR PORTFOLIOS    99

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

             operation of the Funds, as well as the Adviser's agreement to waive 0.05% of its advisory fee for a period of at least one year with respect to each Fund.

         -- Investment Performance of the Fund, Adviser and Sub-Advisers. The Board of Trustees considered short- and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds, as well as each Fund's sub-adviser's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding each Fund's peer groups, noting in particular that the proposed combined advisory and sub-advisory fees were competitive with the advisory fees charged by other funds in each Fund's peer group.

         -- Costs of Services and Profits Realized by the Adviser. The Board of Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Board of Trustees considered that the combined management fees under the Agreements would increase the investment advisory fees of the Funds by 0.05%, with respect to the Growth and Income Fund, and 0.20%, with respect to the Mid-Cap Fund, over historical fee levels (no increase with respect to the Growth and Income Fund and 0.15% with respect to the Mid-Cap Fund after giving effect to the Adviser's agreement to waive 0.05% of its advisory fee under the New Agreement), but concluded that the combined advisory fees payable to the Adviser and each Fund's Sub-Adviser are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds.

         -- Other Relevant Considerations-Adviser Personnel. The Board of Trustees considered the Adviser's representations regarding the Adviser's manager-of-managers staffing and capabilities to oversee each Fund's Sub-Adviser and the sub-adviser's staffing and capabilities to manage the Fund. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and each Fund's Sub-Adviser.

    Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements with respect to the Growth and Income Fund and the Mid-Cap Fund.

100    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          TABLE OF SHAREHOLDER EXPENSES -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 through April 30, 2005.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                  BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                   11/1/04         4/30/05        11/1/04 - 4/30/05       11/1/04 - 4/30/05
                                   -------         -------        -----------------       -----------------
Limited Maturity Portfolio....    1,000.00        1,004.20               2.09                   0.42%
Fixed Income Portfolio........    1,000.00        1,013.60               1.55                   0.31%
Growth Portfolio..............    1,000.00        1,007.70               3.04                   0.61%
Value Portfolio...............    1,000.00        1,062.00               3.07                   0.60%
International Portfolio.......    1,000.00        1,086.50               4.50                   0.87%
Small Cap Portfolio...........    1,000.00        1,006.00               4.03                   0.81%

--------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                 HSBC INVESTOR PORTFOLIOS    101

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          TABLE OF SHAREHOLDER EXPENSES -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                   11/1/04         4/30/05        11/1/04 - 4/30/05       11/1/04 - 4/30/05
                                   -------         -------        -----------------       -----------------
Limited Maturity Portfolio....    1,000.00        1,022.76              2.11                    0.42%
Fixed Income Portfolio........    1,000.00        1.023.31              1.56                    0.31%
Growth Portfolio..............    1,000.00        1,021.77              3.06                    0.61%
Value Portfolio...............    1,000.00        1,021.82              3.01                    0.60%
International Portfolio.......    1,000.00        1,020.48              4.36                    0.87%
Small Cap Portfolio...........    1,000.00        1,020.78              4.06                    0.81%

--------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

102    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

SHAREHOLDER MEETING RESULTS (UNAUDITED)

At a Special Meeting of Shareholders held on March 21, 2005, a proposal to elect seven nominees was approved on behalf of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the 'Trusts'). The number of shares voted for, against or abstained are as follows:

HSBC INVESTOR FUNDS

                                                                   FOR          AGAINST     ABSTAIN
                                                                   ---          -------     -------
Stephen J. Baker............................................  4,013,227,309   396,540,860      0
Richard A. Brealey..........................................  4,013,550,074   396,218,095      0
Frederick C. Chen...........................................  4,012,525,304   397,242,865      0
Alan A. Parsow..............................................  4,013,083,446   396,684,723      0
Thomas F. Robards...........................................  4,013,262,198   396,505,971      0
Larry M. Robbins............................................  4,012,517,654   397,250,515      0
Michael Seely...............................................  4,013,282,990   396,485,179      0

HSBC ADVISOR FUNDS TRUST

                                                                  FOR       AGAINST   ABSTAIN
                                                                  ---       -------   -------
Stephen J. Baker............................................  520,578,380   72,648       0
Richard A. Brealey..........................................  520,578,380   72,648       0
Frederick C. Chen...........................................  520,651,028        0       0
Alan A. Parsow..............................................  520,627,071   23,957       0
Thomas F. Robards...........................................  520,627,071   23,957       0
Larry M. Robbins............................................  520,622,082   28,946       0
Michael Seely...............................................  520,627,071   23,957       0

HSBC INVESTOR PORTFOLIOS

                                                                 FOR       AGAINST   ABSTAIN
                                                                 ---       -------   -------
Stephen J. Baker............................................  63,969,810   59,867       0
Richard A. Brealey..........................................  63,975,736   53,941       0
Frederick C. Chen...........................................  63,984,270   45,407       0
Alan A. Parsow..............................................  63,978,788   50,889       0
Thomas F. Robards...........................................  63,958,729   70,948       0
Larry M. Robbins............................................  63,972,348   57,329       0
Michael Seely...............................................  63,963,174   66,504       0

                                                 HSBC INVESTOR PORTFOLIOS    103

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Funds voting record for the 12 month period ending June 30, 2005 is available at the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

HSBC Investor Family of Funds:

INVESTMENT ADVISER
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
  HSBC Growth and Income Fund
  TransAmerica Investment Management, LLC
  1150 S. Olive Street, Suite 2700
  Los Angeles, CA 90015

  HSBC Investor Mid-Cap Fund
  Munder Capital Management
  Munder Capital Center
  480 Pierce Street
  Birmingham, MI 48009-6063

  HSBC Investor Growth Portfolio
  Waddell & Reed Investment Management Company
  6300 Lamar Avenue
  Overland Park, KS 66202

  HSBC Investor Value Portfolio
  NWQ Investment Management Co., LLC
  2049 Century Park East, 4th Floor

  HSBC Investor International Equity Portfolio
  AllianceBernstein Investment Research and Management
  1345 Avenue of the Americas, 39th Floor
  New York, NY 10105

  HSBC Investor Small Cap Equity Portfolio
  Westfield Capital Management Company
  One Financial CenterBoston, MA 02111

SHAREHOLDER SERVICING AGENTS
  For HSBC Bank USA and
  HSBC Brokerage (USA) Inc. Clients
  HSBC Bank USA
  452 Fifth Avenue
  New York, NY 1001
  1-888-525-5757


  For All Other Shareholders
  HSBC Investor Funds
  P.O. Box 182845
  Columbus, OH 43218-2845
  1-800-782-8183

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS
  HSBC Investor Limited Maturity Portfolio
  HSBC Investor Fixed Income Portfolio
  HSBC Investor New York Tax-Free Bond Fund
  HSBC Investor Growth Portfolio
  HSBC Investor Value Portfolio
  HSBC Investor Growth and Income Fund
  HSBC Investor Mid-Cap Fund
  HSBC Investor Small Cap Equity Portfolio
  HSBC Bank USA
  452 Fifth Avenue
  New York, NY 10018

  HSBC Investor International Equity Portfolio
  Investors Bank & Trust Company
  200 Clarendon Street 16th Floor
  Boston, MA 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006



The HSBC Investor Family of Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

HSB-0008                                                                   06/05

                               Semi-Annual Report

[GRAPHIC ILLUSTRATION]

HSBC Investor
Family of Funds
April 30, 2005


HSBC Investor Money Market Fund

HSBC Investor U.S. Government
Money Market Fund

HSBC Investor Tax-Free
Money Market Fund

HSBC Investor New York Tax-Free
Money Market Fund

HSBC Investor U.S. Treasury
Money Market Fund

HSBC Investor California Tax-Free
Money Market Fund


                                   [HSBC LOGO]

Table of Contents
--------------------------------------------------------------------------------

HSBC Investor Family of Funds
Semi-Annual Report - April 30, 2005

Chairman's Message........................................................    1

Commentary From the Investment Manager....................................    2

Portfolio Reviews.........................................................    3

Schedule of Portfolio Investments

        HSBC Investor Money Market Fund...................................    10

        HSBC Investor U.S. Government Money Market Fund...................    12

        HSBC Investor Tax-Free Money Market Fund..........................    13

        HSBC Investor New York Tax-Free Money Market Fund.................    14

        HSBC Investor U.S. Treasury Money Market Fund.....................    16

        HSBC Investor California Tax-Free Money Market Fund...............    17

Statements of Assets and Liabilities......................................    19

Statements of Operations..................................................    20

Statements of Changes in Net Assets.......................................    21

Financial Highlights......................................................    27

Notes to Financial Statements.............................................    33

Table of Shareholder Expenses.............................................    41

Shareholder Meeting Results...............................................    44

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                              Chairman's Message
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

Recent developments in corporate governance underscore the importance of diligence by all parties involved in managing mutual funds. The Board of Trustees of the HSBC Investor Funds takes very seriously the issues faced by the industry, especially those demanding higher standards of conduct.

The Board is working closely with Fund Managers and Advisors to ensure that your funds continue to comply with all pertinent laws and regulatory requirements on issues such as contract renewals, fee structures and appropriate expenditures needed to maintain the funds effectively.

While maintaining the integrity of the Funds' financial and managerial activities, the Board takes seriously its responsibility to deliver superior performance. The Board continuously reviews investment practices and results in order to guarantee that the Funds' investments reflect the objectives stated in the prospectus and that performance shows steady improvement. We are also working with management and counsel to evaluate the performance of all parties, including investment managers, service providers and our own activities.

We believe that clear communication will help develop and maintain your confidence. We look forward to continuing to communicate with you-the Funds' most important asset. If you have any questions, suggestions or concerns, please contact us through the Funds at:

        HSBC Investor Funds
        PO Box 182845
        Columbus, OH 43218-2845

All of us who are involved in managing the HSBC Investor Funds welcome your participation; and, especially on behalf of the Board, we thank you for your continuing involvement.

Yours truly,

Larry M. Robbins

Larry M. Robbins
Chairman




HSBC INVESTOR FAMILY OF FUNDS     1

Commentary From the Investment Manager
--------------------------------------------------------------------------------

HSBC Investments (USA) Inc.

U.S. Economic Review

The United States economy generated solid growth during the six month period ended April 30, 2005. Healthy consumer and business spending helped offset the negative influences of high energy prices and rising interest rates.

The Federal Reserve Board (the "Fed") prior to the period had gradually increased its target federal funds rate, in an effort to prevent the kind of excessive monetary stimulus that could lead to higher inflation. That reduction in stimulus combined with rising oil prices to restrain the economy leading into this period. Nonetheless, economic data in November indicated that the economy was growing faster than had been anticipated, as low mortgage rates continued to buttress strong consumer spending. Gross Domestic Product (a "GDP")(1) increased by an annualized rate of 3.8% during the fourth quarter of 2004 and by 4.4% for 2004 as a whole.

Oil prices declined in November and December, but resumed their increases during 2005. Higher energy prices acted as a brake on the economy, helping prevent a significant rise in inflation. Meanwhile, the Fed maintained its policy of gradually raising short-term interest rates throughout this six-month period. Even so, signs of rising inflation emerged during early spring, as businesses appeared to gain pricing power as they passed higher costs to consumers. The economy appeared to soften around this time, but strong subsequent data suggested that economic growth remained on a solid footing.

Corporate profits were very strong early in the period. Earnings grew 20% during the fourth quarter of 2004, well ahead of the 15.2% consensus estimate. Profit growth moderated during early 2005, as corporations digested slower revenue growth and higher costs. Even so, first-quarter 2005 earnings came in well above consensus estimates. Corporations flush with cash looked to generate top-line growth through mergers and acquisitions. They also increased hiring during the early months of 2005. The unemployment rate dipped to 5.2% as of the end of March.

Global economies produced mixed results during the period. GDP of Eurozone countries grew 1.7% during 2004, weighed down by weaker-than-expected fourth-quarter growth. Those countries' economies are expected to grow slowly during 2005 as well. Economies in Europe suffered from stalled consumer demand, relatively weak export demand and high oil prices. Japan's economy improved slightly during this period, but a leading economic indicator suggested that that economy's growth would slow going forward. China's economy continued to expand at a blistering pace, and Brazil generated its largest GDP increase in recent years.


(1) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.




2 HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares)

by Thomas Riordan
Senior Portfolio Manager
HSBC Investments (USA) Inc.

--------------------------------------------------------------------------------
Moody's has assigned an "Aaa" rating and Standard and Poor's has assigned an "AAAm" rating to the HSBC Investor Money Market Fund.(1)

NAIC'D' List of Approved Mutual Funds: Class 1 - Class I and Class Y
--------------------------------------------------------------------------------

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The past six months marked a continuation of the Federal Open Market Committee's ("FOMC") efforts to return federal funds to what they consider a neutral rate. The Federal Reserve Board (the "Fed") considers the federal funds rate neutral when it is neither restricting nor stimulating economic growth. Estimates of what is a neutral federal funds rate range from 3.50% to 5.50%.

The economy has been growing at a healthy pace, with a reported fourth quarter gross domestic product(2) of 3.8% and an initial estimate of 3.1% for the first quarter 2005. Both the housing market and consumer spending have been consistent sources of strength for the U.S. economy. Inflation has not yet risen to a level that has the Fed overly concerned, however, Fed officials remain alert to signs that inflationary pressures are building.

The non-farm payroll data for the period was moderate. The most recent estimate of payroll growth, 274,000 for the month of April and upward revisions to the two previous months to 146,000 and 300,000 for February and March respectively, are likely to convince the Fed that continued tightening at a 'measured' pace is the best course of action. The broad measures of inflation, Consumer Price Index2 and Producer Price Index2, are also at levels that are unlikely to provoke the Fed to begin a more aggressive tightening program.

As we have been doing since the Fed began the current round of federal funds rate increases in June 2004, we are buying short dated securities, maturing around the FOMC meeting schedule. Additionally, we have continued to add to our variable rate note position. The two indexes we have used are the U.S. bank Prime rate and one month LIBOR(3) rate as they adjust most quickly in a rising rate environment. Of course, we remain poised to alter our investment strategy should the economic conditions necessitate a change.*

-----------------------------------------------------------------------------------------------------------
Fund Performance                                                      Average Annual Return        Yield(4)
-----------------------------------------------------------------------------------------------------------
                                       Inception           6         1           5       Since       7-Day
As of April 30, 2005                      Date           Month      Year       Year    Inception    Average
-----------------------------------------------------------------------------------------------------------
Class A Shares                          11/13/98         0.79%      1.15%      2.17%      2.76%      2.02%
-----------------------------------------------------------------------------------------------------------
Class B Shares**                          4/4/01        -3.51%     -3.38%      --         0.57%      1.42%
-----------------------------------------------------------------------------------------------------------
Class C Shares***                        3/23/01        -0.51%     -0.38%      --         0.85%      1.42%
-----------------------------------------------------------------------------------------------------------
Class D Shares                            4/1/99         0.87%      1.30%      2.32%      2.79%      2.17%
-----------------------------------------------------------------------------------------------------------
Class I Shares                            1/9/02         1.05%      1.68%      --         1.48%      2.56%
-----------------------------------------------------------------------------------------------------------
Class Y Shares                          11/12/98         0.99%      1.55%      2.58%      3.16%      2.42%
-----------------------------------------------------------------------------------------------------------
Lipper Money Market Funds Average(5)        --           0.75%      1.04%      2.00%      --         2.02%
-----------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

*    Portfolio composition is subject to change.

**   Reflects the contingent deferred sales charge (maximum of 4.00%).

***  Reflects the contingent deferred sales charge (maximum of 1.00%).

'D'  National Association of Insurance Commission.

(1) The "Aaa" and "AAAm" money market fund ratings are historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. The ratings represent an opinion only, not a recommendation to buy or sell.

(2) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States. Consumer Price Index (CPI) A measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation." Producer Price Index (PPI) A family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

(3) The London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.

(4) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(5) The Lipper Money Market Funds Average is an average of managed funds that invest in high-quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

                                                 HSBC INVESTOR FAMILY OF FUNDS 3

Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor U.S. Government Money Market Fund
(Class A Shares, B Shares, Shares and Y Shares)

by Thomas Riordan
Senior Portfolio Manager
HSBC Investments (USA) Inc.

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The past six months marked a continuation of the Federal Open Market Committees
(FOMC) efforts to return federal funds to what they consider a neutral rate. The Federal Reserve Board (the Fed) considers the federal funds rate neutral when it is neither restricting nor stimulating economic growth. Estimates of what is a neutral federal funds rate range from 3.50% to 5.50%.

The economy has been growing at a healthy pace, with a reported fourth quarter gross domestic product(1) of 3.8% and an initial estimate of 3.1% for the first quarter 2005. Both the housing market and consumer spending have been consistent sources of strength for the U.S. economy. Inflation has not yet risen to a level that has the Fed overly concerned, however, Fed officials remain alert to signs that inflationary pressures are building.

The non-farm payroll data for the period was moderate. The most recent estimate of payroll growth, 274,000 for the month of April and upward revisions to the two previous months to 146,000 and 300,000 for February and March respectively, are likely to convince the Fed that continued tightening at a measured pace is the best course of action. The broad measures of inflation, Consumer Price Index(1) and Producer Price Index(1), are also at levels that are unlikely to provoke the Fed to begin a more aggressive tightening program.

As we have been doing since the Fed began the current round of federal funds rate increases in June 2004, we are buying short dated securities, maturing around the FOMC meeting schedule. Additionally, we have continued to add to our variable rate note position. The two indexes we have used are the U.S. bank Prime rate and one month LIBOR(2) rate as they adjust most quickly in a rising rate environment. Of course, we remain poised to alter our investment strategy should the economic conditions necessitate a change.*

---------------------------------------------------------------------------------------------------------------------------------
Fund Performance                                                             Average Annual Return                      Yield(3)
---------------------------------------------------------------------------------------------------------------------------------
As of April 30, 2005           Inception          6              1              5              10          Since         7-Day
                                 Date           Month           Year           Year           Year       Inception      Average
---------------------------------------------------------------------------------------------------------------------------------
Class A Shares                  5/30/90         0.75%           1.09%           2.01%          3.42%        3.78%         2.03%
---------------------------------------------------------------------------------------------------------------------------------
Class B Shares**                9/11/98        -3.55%          -3.40%           1.54%           --          2.16%         1.43%
---------------------------------------------------------------------------------------------------------------------------------
Class D Shares                   4/1/99         0.83%           1.24%           2.16%           --          2.61%         2.18%
---------------------------------------------------------------------------------------------------------------------------------
Class I Shares(4)              12/24/03          N/A             N/A             --             --          0.02%          N/A
---------------------------------------------------------------------------------------------------------------------------------
Class Y Shares                   7/1/96         0.95%           1.50%           2.41%           --          3.55%         2.43%
---------------------------------------------------------------------------------------------------------------------------------
Lipper U.S. Government Money
   Market Funds Average(5)           --         0.77%           1.09%           2.03%         3.50%           --          2.04%
---------------------------------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investors shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.


*Portfolio composition is subject to change.
** Reflects the contingent deferred sales charge (maximum of 4.00%).

(1) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States. Consumer Price Index (CPI) A measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation." Producer Price Index (PPI) A family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

(2) The London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.

(3) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(4)  During the period, Class I Shares had no operations.

(5) The Lipper U.S. Government Money Market Funds Average is an average of managed funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ.Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

4    HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor New York Tax-Free Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares and Y Shares)

by Robert Lee
Portfolio Manager
HSBC Investments (USA) Inc.

Investment Concerns
An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

Since starting the tightening cycle in June of last year, the Federal Reserve Board (the "Fed") has raised interest rates 175 basis points (1.75%) to the present 2.75% fed funds target. This level was reached following the Federal Open Market Committee ("FOMC") meeting of March 22nd, where they continued their accommodative monetary stance by raising interest rates 25 basis points (0.25%). Additionally, with economic data posted through April generally weaker than expected, the Fed was able to keep the "measured" language in the FOMC statement, indicating continued quarter-point hikes at each subsequent meeting. The gross domestic product(1) growth for the past two quarters appears to be waning, with increases of 3.8% and 3.1%. Jobless claims averaged 325,000 over the period while the economy averaged 189,000 new jobs. The Fed was also more concerned with rising inflation, noting that "though longer-term inflation expectations remain well contained, pressures on inflation have picked up in recent months and pricing power is more evident. The rise in energy prices, however, has not notably fed through to core consumer prices." Furthermore, "with appropriate monetary policy action, the upside and downside risks to the attainment of both sustainable growth and price stability should be kept roughly equal." This new language suggested a more hawkish tone and will allow the Fed to move more aggressively should inflation worsen. Productivity accelerated to 2.1% and 2.6% in the third and fourth quarter and unit labor costs remained well contained at 1.70% and 2.20%, providing little pressure on inflation As such, 50 basis point (0.50%) hikes do not seem likely at this point.

Short-term municipal money market yields continue to take their cue from the Fed, with the curve mostly flat from November to April. Demand in this sector has been strong as investors look to stay short and not lock in on long maturities in a rising interest rate environment. As the tax season got on its way in April, investor withdrawals to meet payments exerted upward pressure on yields and caused the short muni curve to invert. The BMA index of weekly variable rate demand notes (VRDNs) averaged 1.66% in November and ended at 2.99% by the end of April. Meanwhile, one-year notes traded around 1.90% and 2.60% for the same time period. We believe the curve will remain inverted until June reinvestments push VRDN yields back down and normalize the curve.

New York, like California and most states who are outspending revenue collection, face significant budget shortfalls. While not at high as California, New York is projecting a deficit of $4.1 billion, totaling 10% of its general-fund budget. One bright spot for the state has been the recovery of New York City from 9-11. A mix of spending cuts and tax increases, combined with a resurgent financial services industry, has put the city on a better financial footing. As a result, Moody's increased the city's rating to A1 from A2 and S&P to A+ from A. Yields in New York paper have been 2-4 basis points (0.02-0.04%) richer to general markets.

Looking ahead, we believe the Fed will likely maintain its measured approach of 25 basis point (0.25%) hikes until the end of the year or early 2006. Predicated on the Fed's pace of tightening, our strategy continues to be to keep a short weighted average maturity. As the Fund's June and July maturities roll off, we will reinvest in the 30 to 90 day range and maintain the bulk of the Fund in VRDNs to benefit from rising interest rates. With relatively little value extending maturities, the Fund's weighted average maturity moved down to 16 days at the end of April. VRDNs remained a major asset class for the Fund, with approximately 74% invested, while municipal notes and cash equivalents were pared down to 15% and 11%.*


------------------------------------------------------------------------------------------------------------------------------------
Fund Performance                                                                         Average Annual Return             Yield(2)
------------------------------------------------------------------------------------------------------------------------------------
As of April 30, 2005                                       Inception       6           1        5         10      Since      7-Day
                                                             Date        Month       Year      Year      Year   Inception   Average
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares                                            11/17/94       0.56%      0.81%     1.29%     2.10%     2.16%      2.01%
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares**                                           4/29/98      -3.74%     -3.61%     0.18%      --       0.31%      1.40%
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares***,(3)                                      3/19/01      -1.00%     -1.00%      --        --       0.27%        N/A
------------------------------------------------------------------------------------------------------------------------------------
Class D Shares                                              4/1/99       0.63%      0.96%     1.44%      --       1.69%      2.16%
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares                                              7/1/96       0.76%      1.21%     1.70%      --       2.30%      2.41%
------------------------------------------------------------------------------------------------------------------------------------
Lipper New York Tax-Exempt Money Market Funds Average(4)     --          0.63%      0.96%     1.41%     2.17%      --        2.21%
------------------------------------------------------------------------------------------------------------------------------------




Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.


  * Portfolio composition is subject to change.
 ** Reflects the contingent deferred sales charge (maximum of 4.00%). *** Reflects the contingent deferred sales charge (maximum of 1.00%).

(1) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.
(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.
(3) During the period, Class C Shares had no operations.
(4) The Lipper New York Tax-Exempt Money Market Funds Average is an average of managed funds that invest in municipal obligations of New York with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ.Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.



                                              HSBC INVESTOR FAMILY OF FUNDS   5


Portfolio Reviews
-------------------------------------------------------------------------------
HSBC Investor U.S. Treasury Money Market Fund        Moody's has assigned an "Aaa" rating
(Class A Shares, B Shares, D Shares, I Shares        and Standard and Poor's has assigned an
and Y Shares)                                        "AAAm" rating to the HSBC Investor U.S.
                                                     Treasury Money Market Fund.(1)
by Ruth Medina
Senior Portfolio Manager                             NAIC'D' List of Approved Mutual Funds:
HSBC Investments (USA) Inc.                          Class 1 - Class Y

Investment Concerns

An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

The first quarter of 2005 saw the Federal Reserve Board (the "Fed") increase its target for short-term interest rates by 50 basis points (0.50%), bringing the target to 2.75 percent, the seventh such increase since June 2004. The Fed, which has promised to raise rates at a "measured" pace so as to contain inflationary pressures, believes that the economic recovery has firmly taken root and that excess capacity generated during the 2001 recession may soon be used up.

The economy grew at an annual rate of 3.8 percent in the fourth quarter of 2004, according to data released by the Commerce Department in late February, falling short of the 4.0 percent growth enjoyed in the previous quarter. For all of 2004, the economy grew 4.4 percent, the best showing in five years.

Solid job growth materialized in the first two months of 2005, with 146,000 jobs added in January and 262,000 in February. Despite this, the unemployment rate rose to 5.4 percent, an occurrence that can be attributed to the addition of the long-term unemployed actively seeking other work. Other factors, which have weighted on the economy, are inflation caused by rising oil prices, and a declining dollar.

Trading activity for the past 6 months was centered primarily in the purchase of short dated Treasury bills, 6-month bills and the cash management bills when they are available. As an AAA rated(1) fund, our maximum weighted average maturity is 60 days.*

Our in house interest rate viewpoint believes that the Fed may maintain its accommodative stance until a Fed Funds target of 4 percent to 4 1/4 percent is reached.


Fund Performance                                                   Average Annual Return                Yield(2)
---------------------------------------------------------------------------------------------------------------
                                               Inception          6          1         3       Since      7-Day
As of April 30, 2005                             Date           Month       Year     Year     Inception  Average
---------------------------------------------------------------------------------------------------------------
Class A Shares                                  5/24/01         0.74%        1.01%   0.64%      0.91%    1.94%
---------------------------------------------------------------------------------------------------------------
Class B Shares**                                8/12/04        -3.56%          --      --      -3.52%    1.35%
---------------------------------------------------------------------------------------------------------------
Class D Shares                                  5/14/01         0.81%        1.16%   0.79%      1.08%    2.09%
---------------------------------------------------------------------------------------------------------------
Class I Shares                                  5/30/03           --           --      --       0.00%    2.48%
---------------------------------------------------------------------------------------------------------------
Class Y Shares                                  5/11/01         0.94%        1.41%   1.05%      1.33%    2.34%
---------------------------------------------------------------------------------------------------------------
Lipper U.S. Treasury Money Market Funds
  Average(3)                                         --         0.74%        1.02%   0.74%       --      2.00%
---------------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

  * Portfolio composition is subject to change.

 ** Reflects the contingent deferred sales charge (maximum of 4.00%).

'D' National Association of Insurance Commission.

(1) The "Aaa" and "AAAm" money market fund ratings are historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. The ratings represent an opinion only, not a recommendation to buy or sell.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) The Lipper U.S. Treasury Money Market Funds Average is an average of managed funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

6  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor California Tax-Free Money Market Fund
(Class D Shares and Y Shares)
by Robert Lee
Portfolio Manager
HSBC Investments (USA) Inc.

Investment Concerns

An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

Since starting the tightening cycle in June of last year, the Federal
Reserve Board (the "Fed") has raised interest rates 175 basis points (1.75%) to the present 2.75% fed funds target. This level was reached following the Federal Open Market Committee ("FOMC") meeting of March 22nd, where they continued their accommodative monetary stance by raising interest rates 25 basis points (0.25%). Additionally, with economic data posted through April generally weaker than expected, the Fed was able to keep the "measured" language in the FOMC statement, indicating continued quarter-point hikes at each subsequent meeting. The gross domestic product(1) growth for the past two quarters appears to be waning, with increases of 3.8% and 3.1%. Jobless claims averaged 325,000 over the period while the economy averaged 189,000 new jobs. The Fed was also more concerned with rising inflation, noting that "though longer-term inflation expectations remain well contained, pressures on inflation have picked up in recent months and pricing power is more evident. The rise in energy prices, however, has not notably fed through to core consumer prices." Furthermore, "with appropriate monetary policy action, the upside and downside risks to the attainment of both sustainable growth and price stability should be kept roughly equal." This new language suggested a more hawkish tone and could allow the Fed to move more aggressively should inflation worsen. Productivity accelerated to 2.1% and 2.6% in the third and fourth quarter and unit labor costs remained well contained at 1.70% and 2.20%, providing little pressure on inflation. As such, 50 basis point (0.50%) hikes do not seem likely at this point.

Short-term municipal money market yields continue to take their cue from the Fed, with the curve mostly flat from November to April. Demand in this sector has been strong as investors look to stay short and not lock in on long maturities in a rising interest rate environment. As the tax season got on its way in April, investor withdrawals to meet payments exerted upward pressure on yields and caused the short muni curve to invert. The BMA index of weekly variable rate demand notes (VRDNs) averaged 1.66% in November and ended at 2.99% by the end of April. Meanwhile, one-year notes traded around 1.90% and 2.60% for the same time period. We believe the curve will remain inverted until June reinvestments push VRDN yields back down and normalize the curve.

We believe the budget deficit in California will not improve anytime soon. Even with an improving economy and rising tax receipts, the most populous state will still face an $8.6 billion shortfall for fiscal year 2006 starting July, equaling to 10% of its general-fund budget. The state continues to spend more than it takes in and the Democratic-controlled legislature has deferred any real structural reform. At the local level, San Diego's ratings were cut due to delays in filing its 2003 financial statement and struggle to close a $1.2 billion pension fund deficit. Yields in California paper have been 3-5 basis points richer to general markets.

Looking ahead, we believe the Fed will likely maintain its measured approach of 25 basis point (0.25%) hikes until the end of the year or early 2006 to get to a neutral rate of 4-4.25%. Predicated on the Fed's pace of tightening, our strategy continues to be to keep a short weighted average maturity. As the Fund's June and July maturities roll off, we will reinvest in the 30 to 90 day range and maintain the bulk of the Fund in VRDNs to benefit from rising interest rates. With relatively little value extending maturities, the Fund's weighted average maturity moved down to 17 days at the end of April. VRDNs remained a major asset class for the Fund, with approximately 81% invested, while municipal notes and cash equivalents were pared down to 12% and 7%.*

Fund Performance                         Average Annual Return            Yield(2)
----------------------------------------------------------------------------------
                                     Inception     6       1     Since      7-Day
As of April 30, 2005                    Date     Month    Year  Inception  Average
----------------------------------------------------------------------------------
Class D Shares                        6/17/02    0.65%    0.99%   0.76%     2.24%
Class Y Shares                        7/18/02    0.77%    1.25%   1.02%     2.49%
Lipper California Tax-Exempt
  Money Market Funds Average(3)            --    0.64%    0.97%     --      2.20%
----------------------------------------------------------------------------------


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

 *  Portfolio composition is subject to change.
(1) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) The Lipper California Tax-Exempt Money Market Funds Average of managed funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. Intend to keep a constant net asset value. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ.Investors cannot invest directly in an index, although they can invest in the underlying funds or securities. The Lipper California Tax-Exempt Money Market Funds Average return was calculated by using the closest possible date to the Fund's inception.



                                              HSBC INVESTOR FAMILY OF FUNDS  7

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Tax-Free Money Market Fund
(Class D Shares and Y Shares)

by Robert Lee
Portfolio Manager
HSBC Investments (USA) Inc.

Investment Concerns

An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

Since starting the tightening cycle in June of last year, the Federal Reserve Board (the "Fed") has raised interest rates 175 basis points (1.75%) to the present 2.75% Fed Funds target. This level was reached following the Federal Open Market Committee ("FOMC") meeting of March 22nd, where they continued their accommodative monetary stance by raising interest rates 25 basis points (0.25%). Additionally, with economic data posted through April generally weaker than expected, the Fed was able to keep the "measured" language in the FOMC statement, indicating continued quarter-point hikes at each subsequent meeting. The gross domestic product(1) growth for the past two quarters appears to be waning, with increases of 3.8% and 3.1%. Jobless claims averaged 325,000 over the period while the economy averaged 189,000 new jobs. The Fed was also more concerned with rising inflation, noting that "though longer-term inflation expectations remain well contained, pressures on inflation have picked up in recent months and pricing power is more evident. The rise in energy prices, however, has not notably fed through to core consumer prices." Furthermore, "with appropriate monetary policy action, the upside and downside risks to the attainment of both sustainable growth and price stability should be kept roughly equal." This new language suggested a more hawkish tone and will allow the Fed to move more aggressively should inflation worsen. Productivity accelerated to 2.1% and 2.6% in the third and fourth quarter and unit labor costs remained well contained at 1.70% and 2.20%, providing little pressure on inflation As such, 50 basis point (0.50%) hikes do not seem likely at this point.

Short-term municipal money market yields continue to take their cue from the Fed, with the curve mostly flat from November to April. Demand in this sector has been strong as investors look to stay short and not lock in on long maturities in a rising interest rate environment. As the tax season got on its way in April, investor withdrawals to meet payments exerted upward pressure on yields and caused the short muni curve to invert. The BMA index of weekly variable rate demand notes (VRDNs) averaged 1.66% in November and ended at 2.99% by the end of April. Meanwhile, one-year notes traded around 1.90% and 2.60% for the same time period. We believe the curve will remain inverted until June reinvestments push VRDN yields back down and normalize the curve.

Several states had their credit ratings changed in the 1st quarter of 2005. Standard & Poors raised Florida's rating to AAA from AA+ and Massachusetts to AA from AA-, citing improving economies. Going the opposite direction, Michigan had its rating cut to AA from AA+ because of revenue shortfalls and deficit borrowings. With spending continuing to exceed revenues, a majority of the fifty states expect budget shortfalls for fiscal year 2006. Investors in pressured states will demand more yield to compensate for the extra risks.

Looking ahead, we believe the Fed will likely maintain its measured approach of 25 basis point (0.25%) hikes until the end of the year or early 2006 to get to a neutral rate of 4-4.25%. Predicated on the Fed's pace of tightening, our strategy continues to be to keep a short weighted average maturity. As the Fund's June and July maturities roll off, we will reinvest in the 30 to 90 day range and maintain the bulk of the Fund in VRDNs to benefit from rising interest rates. With relatively little value extending maturities, the Fund's weighted average maturity stood at 45 days at the end of April. VRDNs remained a major asset class for the Fund, with approximately 66% invested, while municipal notes and cash equivalents comprised 27% and 7%.*

                                                                       Aggregate
Fund Performance                                                         Return     Yield(2)
--------------------------------------------------------------------------------------------
As of April 30, 2005                            Inception       6         Since      7-Day
                                                   Date       Month     Inception   Average
--------------------------------------------------------------------------------------------
Class D Shares                                   8/24/04      0.70%       0.92%       1.91%
Class Y Shares                                    6/8/04      0.82%       1.32%       2.16%
Lipper Tax-Exempt Money Market Funds Average(3)       --      0.58%         --        2.02%
--------------------------------------------------------------------------------------------


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

  * Portfolio composition is subject to change.

(1) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.
(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.
(3) The Lipper Tax-Exempt Money Market Funds Average of managed funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. Intend to keep a constant net asset value. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ.Investors cannot invest directly in an index, although they can invest in the underlying funds or securities. The Lipper Tax-Exempt Money Market Funds Average return was calculated by using the closest possible date to the Fund's inception.

8   HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

Portfolio Composition
April 30, 2005
(Unaudited)

HSBC Investor Money Market Fund
----------------------------------------------------------

Security Allocation             Percentage of Market Value
----------------------------------------------------------
Commercial Paper                          41.3%
Variable Rate Notes                       28.8%
U.S. Government Agencies                  11.3%
Promissory Note                            6.4%
Certificates of Deposit                    6.1%
Repurchase Agreements                      6.1%
----------------------------------------------------------
Total                                    100.0%

HSBC Investor NY Tax-Free Money Market Fund
----------------------------------------------------------

Security Allocation             Percentage of Market Value
----------------------------------------------------------
Variable Rate Notes                       73.5%
Municipal Bonds                           11.3%
Commercial Paper                          10.4%
Annual Demand Notes                        3.2%
Cash                                       1.6%
----------------------------------------------------------
Total                                      100%

HSBC Investor CA Tax-Free Money Market Fund
----------------------------------------------------------

Security Allocation             Percentage of Market Value
----------------------------------------------------------
Variable Rate Notes                       82.2%
Annual Demand Notes                        5.8%
Municipal Bonds                            7.8%
Commercial Paper                           3.1%
Cash                                       1.1%
----------------------------------------------------------
Total                                    100.0%

HSBC Investor U.S. Government Money Market Fund
----------------------------------------------------------

Security Allocation             Percentage of Market Value
----------------------------------------------------------
U.S. Government Agencies                  99.1%
Repurchase Agreements                      0.9%
----------------------------------------------------------
Total                                    100.0%

HSBC Investor U.S. Treasury Money Market Fund
----------------------------------------------------------

Security Allocation             Percentage of Market Value
----------------------------------------------------------
U.S. Treasury Bills                      100.0%
----------------------------------------------------------
Total                                    100.0%

HSBC Investor Tax-Free Money Market Fund
----------------------------------------------------------

Security Allocation             Percentage of Market Value
----------------------------------------------------------
Variable Rate Notes                       64.9%
Annual Demand Notes                       11.7%
Municipal Bonds                           15.5%
Commercial Paper                           3.7%
Cash                                       4.2%
----------------------------------------------------------
Total                                    100.0%

Portfolio composition is subject to change.

                                                HSBC INVESTOR FAMILY OF FUNDS 9

          HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

-----------------------------------------------------------------
 COMMERCIAL PAPER AND NOTES  - 41.4%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
AUTOMOTIVE  - 4.5%
Hertz Fleet Funding, 2.92%, 5/9/05
 (b)................................   71,988,000      71,941,448
Hertz Fleet Funding, 2.86%, 5/12/05
 (b)................................   25,000,000      24,978,153
Hertz Fleet Funding, 3.06%, 6/20/05
 (b)................................   63,000,000      62,733,472
                                                    -------------
                                                      159,653,073
                                                    -------------
BANKING  - 16.4%
Anz Delaware, Inc., 3.01%,
 6/29/05............................  150,000,000     149,264,957
Bank of America NA, 2.82%,
 2/22/06............................   75,000,000      75,000,000
BNP Paribas Financial, 2.77%,
 5/9/05.............................   50,000,000      49,969,389
Depfa Bank PLC, 2.83%, 5/16/05
 (b)................................   50,000,000      49,941,354
Depfa Bank PLC, 3.04%, 7/7/05 (b)...   50,000,000      49,718,973
Depfa Bank PLC, 3.12%, 7/21/05
 (b)................................   50,000,000      49,651,251
UBS Finance, 2.93%, 5/2/05..........  150,000,000     149,987,791
                                                    -------------
                                                      573,533,715
                                                    -------------
BROKERAGE SERVICES  - 7.1%
Bear Stearns Co., 3.03%, 7/6/05.....  100,000,000      99,448,167
Citigroup Global Markets Holdings,
 Inc., 2.83%, 5/9/05................  150,000,000     149,906,000
                                                    -------------
                                                      249,354,167
                                                    -------------
FINANCE  - 13.4%
Bear Stearns Co., Inc., 3.12%,
 7/25/05............................   75,000,000      74,451,042
Dexia Del LLC, 2.76%, 5/5/05........   50,000,000      49,984,722
General Electric Capital Corp.,
 2.85%, 5/16/05.....................  150,000,000     149,822,500
Morgan Stanley Dean Witter, 3.12%,
 7/25/05............................  100,000,000      99,268,056
Rabobank USA Financial Corp., 2.95%,
 5/2/05.............................  100,000,000      99,991,806
                                                    -------------
                                                      473,518,126
                                                    -------------
TOTAL COMMERCIAL PAPER AND NOTES
 (COST $1,456,059,081)..............                1,456,059,081
                                                    -------------

-----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 28.8%
BANKING  - 14.1%
Barclays Bank PLC NY, 2.78%,
 9/26/05*...........................  200,000,000     199,979,753
National City Bank of Indiana,
 2.79%, 9/16/05*....................  100,000,000      99,987,687
Wells Fargo Bank, 2.80%, 9/23/05*...  200,000,000     200,000,000
                                                    -------------
                                                      499,967,440
                                                    -------------
BROKERAGE SERVICES  - 4.3%
Merrill Lynch & Co., 2.90%, 4/4/06
 (c)*...............................  150,000,000     150,000,000
                                                    -------------


-----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
FINANCE  - 10.4%
K2 (USA) LLC, 2.82%, 5/3/05* (b)....   90,000,000      89,999,975
K2 (USA) LLC, 2.82%, 3/15/06* (b)...   75,000,000      74,993,458
Sigma Finance, Inc., 2.81%,
 11/16/05* (b)......................  100,000,000      99,987,834
Sigma Finance, Inc., 2.81%, 2/8/06*
 (b)................................   50,000,000      49,992,268
Sigma Finance, Inc., 2.81%, 2/23/06*
 (b)................................   50,000,000      49,991,882
                                                    -------------
                                                      364,965,417
                                                    -------------
TOTAL CORPORATE OBLIGATIONS (COST
 $1,014,932,857)....................                1,014,932,857
                                                    -------------

-----------------------------------------------------------------
 CERTIFICATES OF DEPOSIT  - 6.1%
FINANCE  - 6.1%
Washington Mutual Bank, 2.81%,
 5/2/05.............................   75,000,000      75,000,000
Washington Mutual Bank, 2.77%,
 5/18/05............................  100,000,000      99,997,583
White Pine Finance LLC, 2.92%,
 12/6/05 (b)........................   40,000,000      40,000,000
                                                    -------------
TOTAL CERTIFICATES OF DEPOSIT (COST
 $214,997,583)......................                  214,997,583
                                                    -------------

-----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 11.3%
FEDERAL HOME LOAN BANK  - 2.8%
1.60%, 5/26/05......................  100,000,000     100,000,000
                                                    -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 8.5%
1.36%, 5/3/05.......................  200,000,000     199,998,663
1.85%, 6/3/05.......................  100,000,000     100,000,000
                                                    -------------
                                                      299,998,663
                                                    -------------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (COST
 $399,998,663)......................                  399,998,663
                                                    -------------

-----------------------------------------------------------------
 PROMISSORY NOTES  - 6.4%
Goldman Sachs Promissory Note,
 3.09%, 7/26/05* (c)................  225,000,000     225,000,000
                                                    -------------
TOTAL PROMISSORY NOTES (COST
 $225,000,000)......................                  225,000,000
                                                    -------------

-----------------------------------------------------------------
 REPURCHASE AGREEMENTS  - 6.1%
Lehman Brothers, 2.85%, 5/2/05,
 purchased on 4/29/05, due 5/02/05
 with a maturity value of
 $67,641,061 (collateralized fully
 by various U.S. Government Agency
 Obligations).......................   67,625,000      67,625,000
Lehman Brothers, 2.88%, 5/2/05,
 purchased on 4/29/05, due 5/02/05
 with a maturity value of
 $147,990,509 (collateralized fully
 by various U.S. Government Agency
 Obligations).......................  147,955,000     147,955,000
                                                    -------------
TOTAL REPURCHASE AGREEMENTS
 (COST $215,580,000)................                  215,580,000
                                                    -------------
TOTAL INVESTMENTS
 (COST $3,526,568,184) (a) - 100.1%.                3,526,568,184
                                                    -------------
                                                    -------------

10    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
          ......................................................................


--------------
Percentages indicated are based on net assets of $3,524,623,109.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(c) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be illiquid. Represents 10.6% of net assets.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on April 30, 2005. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

LOC -- Letter of Credit

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    11

 HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

-----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 99.2%

                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
FEDERAL FARM CREDIT BANK  - 24.3%
2.73%, 12/14/05 (b).................   50,000,000      49,981,126
2.82%, 12/16/05 (b).................   50,000,000      50,000,000
2.78%, 4/20/06 (b)..................   50,000,000      49,999,941
2.80%, 8/16/06 (b)..................   50,000,000      50,006,202
2.76%, 10/13/06 (b).................  175,000,000     174,974,883
                                                    -------------
                                                      374,962,152
                                                    -------------
FEDERAL HOME LOAN BANK  - 74.9%
2.80%, 5/2/05.......................  200,000,000     199,984,445
2.79%, 5/18/05......................  100,000,000      99,868,722
1.55%, 5/23/05......................  100,000,000     100,000,000
2.83%, 5/27/05......................  100,000,000      99,796,333
2.78%, 7/15/05 (b)..................  150,000,000     149,992,230
3.07%, 7/22/05......................   76,173,000      75,656,822
2.76%, 8/4/05 (b)...................  100,000,000      99,986,939
3.10%, 8/12/05......................   50,000,000      49,562,107
3.08%, 8/24/05......................   83,753,000      82,939,665
2.755%, 10/3/05 (b).................  200,000,000     199,970,162
                                                    -------------
                                                    1,157,757,425
                                                    -------------
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY
 OBLIGATIONS
 (COST $1,532,719,577)..............                1,532,719,577
                                                    -------------



-----------------------------------------------------------------
 REPURCHASE AGREEMENTS  - 0.9%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------

Lehman Brothers, 2.85%, 5/2/05
 purchased on 4/29/05, due 5/2/05
 with a maturity value of
 $13,638,238 (collateralized fully
 by various U.S. Government Agency
 Obligations).......................   13,635,000      13,635,000
                                                    -------------
TOTAL REPURCHASE
 AGREEMENTS
 (COST $13,635,000).................                   13,635,000
                                                    -------------
TOTAL INVESTMENTS
 (COST $1,546,354,577) (a)  -
 100.1%.............................                1,546,354,577
                                                    -------------
                                                    -------------

--------------

Percentages indicated are based on net assets of $1,545,027,324.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on April 30, 2005. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

12    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

 HSBC INVESTOR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................


----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 65.1%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
CALIFORNIA  - 7.5%
California Cities Home Ownership
 Authority Revenue, 3.08%, 9/1/06,
 (LOC FHLMC)..........................    200,000        200,000
Fontana Unified School District
 Certificates of Participation, 3.00%,
 9/1/37, (LOC FSA, SPA Dexia Local)...    500,000        500,000
Pacific Housing & Finance Agency
 California Revenue, 3.08%, 2/1/07,
 (Credit Support FHLMC, Liquidity
 Facility Societe Generale)...........    500,000        500,000
                                                     -----------
                                                       1,200,000
                                                     -----------
FLORIDA  - 2.8%
Broward County Housing Finance
 Authority, 3.04%, 6/15/37, (FNMA
 Insured).............................    300,000        300,000
Manatee County Housing Finance
 Authority Revenue, 3.06%, 1/15/37,
 AMT, (LOC Bank of America N.A.)......    150,000        150,000
                                                     -----------
                                                         450,000
                                                     -----------
HAWAII  - 10.0%
Honolulu City & County Department of
 Finance, 2.28%, 12/1/20, (FGIC
 Insured, SPA FGIC-SPI)...............  1,600,000      1,600,000
                                                     -----------
INDIANA  - 4.6%
Health Facility Financing Authority,
 3.00%, 11/1/20, (LOC National City
 Bank)................................    335,000        335,000
Indiana Municipal Power Agency
 Revenue, 3.00%, 1/1/18, (LOC Toronto
 Dominion Bank).......................    400,000        400,000
                                                     -----------
                                                         735,000
                                                     -----------
NEW MEXICO  - 3.1%
Farmington New Mexico Hospital
 Revenue, 3.02%, 6/1/28, (LOC Bank of
 Nova Scotia).........................    500,000        500,000
                                                     -----------
NORTH CAROLINA  - 9.9%
North Carolina Educational Facilities
 Finance Agency Revenue, 3.00%,
 1/1/21, (LOC Bank of America)........    590,000        590,000
North Carolina Medical Care Community
 Hospital Revenue, Series B, 3.03%,
 10/1/13, (LOC Wachovia Bank).........  1,000,000      1,000,000
                                                     -----------
                                                       1,590,000
                                                     -----------
PENNSYLVANIA  - 4.1%
Emmaus Pennsylvania General Authority
 Revenue, 3.02%, 3/1/24, (LOC Depfa
 Bank PLC)............................    660,000        660,000
                                                     -----------
TEXAS  - 6.9%
Bexar County Health Facility
 Development Corp., 3.05%, 9/1/27,
 (LOC Chase Bank of Texas)............    500,000        500,000
Northside Independent School District,
 1.67%, 6/15/33, (PSF-GTD Insured, SPA
 Bank of America).....................    600,000        600,000
                                                     -----------
                                                       1,100,000
                                                     -----------
VIRGINIA  - 13.1%
Arlington County Industrial
 Development Authority Multi-Family
 Revenue, 3.00%, 3/1/35, (Credit
 Support FHLMC).......................  1,000,000      1,000,000
Peninsula Ports Authority Coal Term
 Revenue, Dominion Term Project C,
 2.95%, 7/1/16, (LOC Citibank N.A.)...  1,100,000      1,100,000
                                                     -----------
                                                       2,100,000
                                                     -----------


----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
WEST VIRGINIA  - 3.1%
West Virginia State Hospital Finance
 Authority Revenue, 3.03%, 10/1/33,
 (LOC Bank One N.A.)..................    500,000        500,000
                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES*
 (COST $10,435,000)...................                10,435,000
                                                     -----------

----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER  - 16.3%
NEW JERSEY 6.3%
New Jersey Economic Development
 Authority Revenue, 5.00%, 9/15/05,
 (Credit Support AMBAC)...............  1,000,000      1,009,646
                                                     -----------
PUERTO RICO  - 3.1%
Government Development Bank of Puerto
 Rico, 2.15%, 5/5/05..................    500,000        500,000
                                                     -----------
TEXAS  - 3.8%
Houston Texas Tax & Revenue
 Anticipation Notes, 3.00%, 6/30/05...    600,000        601,379
                                                     -----------
WASHINGTON  - 3.1%
King & Snohomish Counties, School
 District 417 Northshore, 3.00%,
 6/1/05, (Credit Support FSA School
 Board Guaranteed)....................    500,000        500,356
                                                     -----------
TOTAL TAX-FREE NOTES AND COMMERCIAL
 PAPER
 (COST $2,611,381)....................                 2,611,381
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 3.6%
Blackrock Provident Institutional
 Shares...............................    573,541        573,541
Federated Tax-Free Obligations Fund
 Institutional Shares.................          5              5
                                                     -----------
TOTAL INVESTMENT COMPANIES
 (COST $573,546)......................                   573,546
                                                     -----------
TOTAL INVESTMENTS
 (COST $13,619,927) (a)  - 85.0%......                13,619,927
                                                     -----------
                                                     -----------

--------------

Percentages indicated are based on net assets of $16,029,746.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on April 30, 2005. The maturity dates presented reflect the stated maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT     --    Interest on security is subject to Federal
              Alternative Minimum Tax
AMBAC   --    American Municipal Bond Assurance Corp.
FGIC    --    Financial Guaranty Insurance Corp.
FHLMC   --    Federal Home Loan Mortgage Corp.
FNMA    --    Federal National Mortgage Association
FSA     --    Federal Security Assurance
LOC     --    Letter of Credit
PSF-GTD --    Permanent School Fund Guaranteed
SPA     --    Standby Purchase Agreement
SPI     --    Securities Purchase, Inc.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    13

 HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................


----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 77.0%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
NEW YORK  - 74.8%
Albany IDA, 3.03%, 5/1/27, (LOC
 KeyBank).............................  2,195,000      2,195,000
Babylon IDA, 2.98%, 1/1/19, (SPA JP
 Morgan Chase, FSA Insured)...........  2,300,000      2,300,000
Battery Park Housing Development,
 3.10%, 6/1/23, (LOC JP Morgan Chase).  4,970,000      4,970,000
Great Neck North Water Authority,
 3.04%, 1/1/20, (FGIC Insured, SPA
 State Street)........................    500,000        500,000
Jay Street Development Corp., 3.02%,
 5/1/22, (LOC Depfa Bank PLC).........  8,200,000      8,200,000
Long Island Power Authority, 2.99%,
 12/1/29, (FSA, SPA Dexia Insured).... 13,800,000     13,800,000
Long Island Power Authority, 3.00%,
 5/1/33, (LOC Westdeutsche
 Landesbank)..........................  5,000,000      5,000,000
Metropolitan Transportation Authority
 Series B, 2.95%, 11/1/22, (SPA Dexia
 Credit, FSA Insured)................. 10,300,000     10,300,000
Nassau County Interim Finance
 Authority, 3.00%, 11/15/22, (SPA BNP
 Paribas, FSA Insured)................  2,300,000      2,300,000
New York City GO, 3.00%, 8/1/18, (LOC
 Bayerische Helaba)...................    500,000        500,000
New York City GO, 3.00%, 8/1/19, (LOC
 Bayerische Helaba)...................    500,000        500,000
New York City GO, 3.00%, 8/15/23,
 (MBIA Insured, SPA Helaba)...........  7,400,000      7,400,000
New York City Housing Development
 Corp., 3.00%, 4/15/29, AMT, (FNMA
 Insured)............................. 11,700,000     11,700,000
New York City Housing Development
 Corp., 3.00%, 5/15/34, AMT, (FNMA
 Insured)............................. 20,000,000     20,000,000
New York City Housing Development
 Corp., 2.98%, 12/1/34, (LOC
 Citibank)............................  5,000,000      5,000,000
New York City IDA, 3.00%, 12/30/21,
 (LOC Allied Irish Bank PLC)..........  1,700,000      1,700,000
New York City IDA, 3.00%, 9/30/31,
 (LOC Allied Irish Bank PLC)..........  1,550,000      1,550,000
New York City IDA, 3.03%, 4/1/32, (LOC
 Allied Irish Bank PLC)...............  2,000,000      2,000,000
New York City IDA, 3.03%, 11/1/32,
 (LOC Allied Irish Bank PLC)..........  3,750,000      3,750,000
New York City IDA, 3.00%, 12/1/34,
 (LOC Allied Irish Bank PLC)..........  3,150,000      3,150,000
New York City IDA, 3.00%, 12/1/34,
 (LOC Allied Irish Bank PLC)..........  6,400,000      6,400,000
New York City IDA, 2.97%, 11/1/39,
 (LOC Bank of America, Bank of
 New York)............................  6,000,000      6,000,000
New York City IDA Civic Facility
 Revenue, Mercy College Project
 Series A, 3.03%, 7/1/30,
 (LOC Keybank)........................  1,820,000      1,820,000
New York City Transitional Finance
 Authority, 2.94%, 11/1/22, (SPA Bank
 of New York)......................... 10,000,000     10,000,000
New York City Transitional Finance
 Authority, 3.04%, 11/1/28, (Liquidity
 Facility Bank One Corp.).............  1,435,000      1,435,000
New York City Transitional Finance
 Authority, 3.04%, 11/15/28,
 (Liquidity Facility Bayerische
 Landesbank)..........................  3,400,000      3,400,000
New York City Trust for Cultural
 Resources, The Asia Society, 2.95%,
 4/1/30, (LOC Chase Manhattan Bank)...  1,215,000      1,215,000



----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
New York City Water Finance Authority,
 3.05%, 6/15/18, (SPA State Street)...  17,100,000    17,100,000
New York City Water Finance Authority,
 3.05%, 6/15/33, (SPA Dexia)..........  4,800,000      4,800,000
New York City Water Finance Authority
 Revenue, 3.00%, 6/15/22, (FGIC
 Insured).............................  3,350,000      3,350,000
New York City Water Finance Authority
 Revenue, 3.00%, 6/15/23, (LOC FGIC).. 28,600,000     28,600,000
New York N.Y. GO, 3.00%, 3/1/34, (LOC
 Bank of New York).................... 14,300,000     14,300,000
New York State Dormitory Authority,
 1.60%, 7/1/14........................  2,500,000      2,500,000
New York State Dormitory Authority,
 3.03%, 7/1/25, (LOC Fleet Bank)......  3,300,000      3,300,000
New York State Dormitory Authority,
 Cornell University, Series B, 2.92%,
 7/1/30, (SPA JP Morgan Chase)........  4,900,000      4,900,000
New York State Energy Research &
 Development, 2.98%, 10/1/14, AMT,
 (LOC FGIC, Liquidity Facility
 National Australia)..................  3,400,000      3,400,000
New York State Energy Research &
 Development, 2.98%, 11/1/39, AMT,
 (LOC Citibank)....................... 19,675,000     19,675,000
New York State Environmental
 Facilities Corp., 2.95%, 5/1/19, AMT,
 (LOC JP Morgan Chase)................ 11,600,000     11,600,000
New York State GO, 1.75%, 11/30/18,
 (LOC Westdeutsche Landesbank)........  6,900,000      6,900,000
New York State GO, 1.58%, 3/15/30,
 (Dexia Credit Insured)...............  6,800,000      6,800,000
New York State Housing Finance Agency,
 3.04%, 5/15/31, AMT, (FNMA Insured)..  1,700,000      1,700,000
New York State Housing Finance Agency,
 3.00%, 3/15/33, (FGIC Insured, SPA
 Dexia)...............................  6,000,000      6,000,000
New York State Housing Finance Agency,
 3.02%, 5/15/33, AMT, (FNMA Insured)..  1,100,000      1,100,000
New York State Housing Finance Agency,
 2.98%, 11/1/35, AMT, (LOC Key Bank)..  8,200,000      8,200,000
New York State Housing Finance Agency
 Revenue, 3.05%, 5/15/33, AMT, (FNMA
 Insured).............................  7,300,000      7,300,000
New York State Housing Finance Agency
 Revenue, 3.03%, 11/1/36, AMT, (LOC
 Fleet National Bank).................  7,500,000      7,500,000
New York State Local Government
 Assistance Corp., 2.95%, 4/1/23, (LOC
 Westdeutsche Landesbank, Bayerische
 Landesbank).......................... 19,320,000     19,320,000
New York State Local Government
 Assistance Corp., 2.89%, 4/1/25, (LOC
 Landesbank Hessen)...................  2,900,000      2,900,000
New York State Local Government
 Assistance Corp., 2.96%, 4/1/25, (LOC
 Bank of Nova Scotia).................  8,600,000      8,600,000
New York State Triborough Bridge &
 Tunnel Authority, 2.99%, 1/1/32,
 (AMBAC Insured, SPA Bayerische
 Landesbank).......................... 25,800,000     25,800,000
Orange County IDA Civic Facility
 Revenue, Horton Medical Center,
 2.95%, 12/1/22, (LOC FSA, SPA Fleet).  2,900,000      2,900,000

14    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

 HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
          ......................................................................


----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Orange County IDA Civic Facility
 Revenue, Horton Medical Center
 Series A, 2.95%, 12/1/22, (LOC FSA,
 SPA Fleet)...........................  4,700,000      4,700,000
Suffolk County Water Authority, 2.98%,
 6/1/06, (SPA Bank of Nova Scotia)....  2,700,000      2,700,000
Tompkins County IDA, 2.92%, 7/1/15,
 (SPA Toronto Dominion Bank)..........  7,000,000      7,000,000
Tompkins County IDA, 2.92%, 7/1/30,
 (SPA JPM Chase)......................  3,920,000      3,920,000
Westchester County IDA, 3.00%,
 12/1/32, (LOC Allied Irish Bank
 PLC).................................  6,310,000      6,310,000
Westchester County IDA Development
 Agency Civic Facility Revenue, Mercy
 College Project Series B, 3.03%,
 7/1/30, (LOC Keybank)................  2,940,000      2,940,000
Yonkers IDA Civic Facility, 3.00%,
 7/1/19, (LOC Bank of New York).......    300,000        300,000
                                                     -----------
                                                     383,500,000
                                                     -----------
PUERTO RICO  - 2.2%
Puerto Rico Electric Power Authority,
 3.01%, 7/1/29, (FSA Insured, JP
 Morgan Chase) (b)....................  3,300,000      3,300,000
Puerto Rico Public Finance Corp.,
 3.01%, 12/1/19, (AMBAC Insured, JP
 Morgan Chase) (b)....................  8,000,000      8,000,000
                                                     -----------
                                                      11,300,000
                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES*
 (COST $394,800,000)..................               394,800,000
                                                     -----------

----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER  - 21.9%
NEW YORK  - 16.9%
Central Islip New York Unified Free
 School District GO, 2.75%, 6/28/05,
 (State Aid Withholding Insured)...... 19,000,000     19,033,542
Central Islip New York Unified Free
 School District GO, 3.00%, 6/28/05,
 (State Aid Withholding Insured)......  3,300,000      3,307,221
Erie County New York GO, 3.00%,
 7/13/05, (LOC Citibank)..............  7,500,000      7,521,404
Lindenhurst Unified Free School
 District GO, 3.00%, 6/23/05.......... 10,500,000     10,521,465
New York State Dormitory Authority,
 3.00%, 7/1/05........................  2,795,000      2,801,601
New York State Metropolitan Transit
 Authority, 2.33%, 6/9/05............. 10,000,000     10,000,000
New York State Power Authority, 2.05%,
 5/2/05, (Liquidity Facility
 Bayerische Landesbank, Helaba, JP
 Morgan Chase)........................ 18,040,000     18,040,000
Syracuse GO, Series C, 2.75%, 6/30/05,
 (LOC Bank of New York)...............  6,000,000      6,011,654
Syracuse GO, Series D, 2.75%, 6/30/05,
 (LOC Bank of New York)...............  5,000,000      5,009,772
Three Village Central School District
 GO, 3.00%, 6/30/05, (State Aid
 Withholding Insured).................  1,200,000      1,202,718
Watkins Glen Central School District
 GO, 4.00%, 6/15/05, (MBIA Insured)...  1,345,000      1,349,098
Webster Central School District,
 2.50%, 6/15/05, (FSA Insured, State
 Aid Withholding Insured).............  1,700,000      1,701,863
                                                     -----------
                                                      86,500,338
                                                     -----------



----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
PUERTO RICO  - 5.0%
Government Development Bank of Puerto
 Rico, 3.10%, 5/3/05..................  5,907,000      5,907,000
Government Development Bank of Puerto
 Rico, 2.15%, 5/5/05..................  5,500,000      5,500,000
Government Development Bank of Puerto
 Rico, 2.37%, 5/23/05.................  8,508,000      8,508,000
Government Development Bank of Puerto
 Rico, 2.26%, 6/17/05.................  5,653,000      5,653,000
                                                     -----------
                                                      25,568,000
                                                     -----------
TOTAL TAX-FREE NOTES AND COMMERCIAL
 PAPER
 (COST $112,068,338)..................               112,068,338
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.7%

                                          SHARES
                                        ----------
Dreyfus New York Municipal Cash
 Management Fund Institutional
 Shares...............................        376            376
Provident New York Tax-Free Money
 Market Fund Institutional Shares.....  8,464,190      8,464,190
                                                     -----------
TOTAL INVESTMENT COMPANIES
 (COST $8,464,566)....................                 8,464,566
                                                     -----------
TOTAL INVESTMENTS
 (COST $515,332,904) (a)  - 100.6%....               515,332,904
                                                     -----------
                                                     -----------

--------------

Percentages indicated are based on net assets of $512,153,795.

(a) Cost and value for federal income tax and financial reporting purposes are the same.
(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.
  * Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on April 30, 2005. The maturity dates presented reflect the stated maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT   --    Interest on security is subject to Federal
            Alternative Minimum Tax
AMBAC --    American Municipal Bond Assurance Corp.
FGIC  --    Financial Guaranty Insurance Corporation
FNMA  --    Federal National Mortgage Association
FSA   --    Federal Security Assurance
GO    --    General Obligation
IDA   --    Industrial Development Agency
MBIA  --    Municipal Bond Insurance Association
LOC   --    Letter of Credit
SPA   --    Standby Purchase Agreement

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    15

          HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................


---------------------------------------------------------------------------------------
 U.S. TREASURY BILLS *  - (100.2)%

                                                               PRINCIPAL
                                                               AMOUNT($)     VALUE($)
                                                              -----------   -----------
2.52%, 5/5/05...............................................  151,195,000   151,152,682
2.63%, 6/2/05...............................................   36,595,000    36,509,891
2.64%, 6/9/05...............................................   35,660,000    35,558,637
2.54%, 6/16/05..............................................   13,796,000    13,751,732
2.56%, 6/23/05..............................................    5,000,000     4,981,413
2.56%, 6/30/05..............................................    5,000,000     4,978,958
2.73%, 7/7/05...............................................   31,500,000    31,341,052
2.79%, 7/14/05..............................................   58,375,000    58,049,795
2.69%, 7/21/05..............................................   20,770,000    20,645,436
2.66%, 7/28/05..............................................   10,000,000     9,935,711
2.75%, 8/4/05...............................................   14,375,000    14,271,861
2.75%, 8/11/05..............................................   10,000,000     9,923,004
2.84%, 8/18/05..............................................   10,510,000    10,420,960
2.88%, 8/25/05..............................................   12,895,000    12,776,876
2.94%, 9/1/05...............................................   10,000,000     9,900,917
2.99%, 9/8/05...............................................   12,255,000    12,124,739
3.03%, 9/15/05..............................................    8,487,000     8,390,410
3.06%, 9/22/05..............................................   10,000,000     9,879,400
2.99%, 9/29/05..............................................   10,000,000     9,876,264
3.05%, 10/6/05..............................................   10,000,000     9,868,114
3.05%, 10/13/05.............................................   10,000,000     9,862,271
3.09%, 10/20/05.............................................    9,200,000     9,066,356
                                                                            -----------
TOTAL U.S. TREASURY BILLS
  (COST $493,266,479).......................................                493,266,479
                                                                            -----------
TOTAL INVESTMENTS
  (COST $493,266,479) (a)  - 100.2%.........................                493,266,479
                                                                            -----------
                                                                            -----------

--------------

Percentages indicated are based on net assets of $492,054,364.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

 * Rate presented indicates the effective yield at time of purchase.

16    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

 HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

-----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 87.9%

                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
CALIFORNIA  - 87.3%
ABAG Finance Authority for Nonprofit
 Corporations Revenue, Point Loma
 Nazarene University, 3.08%,
 10/1/33, (LOC Allied Irish Bank
 PLC)...............................      900,000         900,000
Bay Area Toll Authority Toll Bridge
 Revenue, 2.94%, 4/1/36, (AMBAC
 Insured, SPA Bayerische Landesbank,
 SPA Helaba)........................    3,580,000       3,580,000
California Health Facilities
 Financing Authority Revenue, 2.99%,
 7/1/33, (LOC Bank One).............    3,900,000       3,900,000
California Health Facilities
 Financing Authority Revenue, 3.00%,
 7/1/33, (LOC Bank One).............    6,000,000       6,000,000
California Housing Finance Agency,
 3.04%, 8/1/22, (LOC FSA)...........    2,385,000       2,385,000
California Housing Finance Agency
 Revenue, 3.03%, 8/1/32, AMT (Credit
 Support MBIA, SPA Bank of New
 York)..............................    2,500,000       2,500,000
California Infrastructure & Economic
 Development Bank Revenue, 2.98%,
 4/1/08, (Credit Support MBIA, SPA
 Bank of America, SPA JP Morgan
 Chase).............................    2,900,000       2,900,000
California Infrastructure & Economic
 Development Bank Revenue, 1.62%,
 10/1/23............................    3,000,000       3,000,000
California Infrastructure & Economic
 Development Bank Revenue, 2.99%,
 7/1/32, (LOC Allied Irish Bank
 PLC)...............................    2,900,000       2,900,000
California Pollution Control
 Financing Authority Revenue, 1.85%,
 6/1/06, AMT, (FGIC Insured,
 Liquidity Facility JPM Chase) (i)..    2,495,000       2,495,000
California Pollution Control
 Financing Authority Revenue, Colmac
 Energy Project, 3.03%, 12/1/16,
 AMT, (LOC Helaba)..................    1,300,000       1,300,000
California State Department of Water
 Resources Power Supply Revenue,
 Series B-4, 3.02%, 5/1/22, (LOC
 Bayerische Landesbank).............    8,600,000       8,600,000
California State Department of Water
 Resources Power Supply Revenue,
 Series C-10, 2.89%, 5/1/22, (LOC
 Landesbank Hessen).................    3,655,000       3,655,000
California State Department of Water
 Resources Power Supply Revenue,
 Series C-8, 2.94%, 5/1/22, (LOC
 Bayerische Landesbank).............    4,830,000       4,830,000
California State Economic Recovery,
 2.98%, 7/1/23, (LOC BNP Paribas)...    2,000,000       2,000,000
California State Office of The State
 Treasurer, 3.00%, 5/1/33, (LOC
 Landesbank Hessen-Thrgn, Bank of
 America N.A., Bank of Nova
 Scotia)............................    5,300,000       5,300,000
California State Office of The State
 Treasurer, 3.00%, 5/1/34, (LOC
 Citibank N.A., State Street B&T
 Co., National Australia Bank)......    8,100,000       8,100,000



-----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED

                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
California State Series A-3, 3.00%,
 5/1/33, (LOC Westdeutsche
 Landesbank, JP Morgan Chase Bank)..    3,900,000       3,900,000
California Statewide Communities
 Development Authority CTFS Revenue,
 3.05%, 12/1/18, (LOC JP Morgan
 Chase Bank)........................    1,400,000       1,400,000
California Statewide Communities
 Development Authority Revenue,
 2.97%, 4/1/36, (Liquidity Facility
 JP Morgan Chase Bank)..............    2,000,000       2,000,000
Dublin San Ramon Services District,
 2.94%, 8/1/35, (LOC MBIA, SPA
 Morgan Guaranty)...................    8,950,000       8,950,000
Fremont Certificate of
 Participation, 3.04%, 8/1/32, (SPA
 Dexia, AMBAC Insured)..............    3,400,000       3,400,000
Fresno Sewer Revenue, 3.00%, 9/1/25,
 (FGIC Insured).....................    1,500,000       1,500,000
Grant Joint Union High School
 District Certificates Of
 Participation, 3.00%, 12/1/38,
 (Credit Support FSA, SPA Dexia
 Credit Local)......................    3,000,000       3,000,000
Irvine California Improvement Bond
 Act of 1915, 3.01%, 9/2/22, (LOC
 State Street B&T Co.)..............    2,483,000       2,483,000
Irvine California Improvement Bond
 Act of 1915, 3.01%, 9/2/23, (LOC
 State Street B&T Co.)..............    4,100,000       4,100,000
Kern County Certificate of
 Participation, Kern Public
 Facilities Project, 3.00%, 8/1/06,
 (LOC Bayerische Landesbank)........      900,000         900,000
Los Angeles County Community
 Redevelopment Agency, 2.92%,
 12/1/14, (LOC Wells Fargo & Co.)...    1,200,000       1,200,000
Los Angeles County Housing Authority
 for Multi-Family Housing Revenue,
 Canyon Country Villas Project,
 2.98%, 12/1/07, (FHLMC Insured)....    4,000,000       4,000,000
Los Angeles Multi-family Revenue,
 2.99%, 4/15/33, (Credit Support
 FNMA)..............................    4,700,000       4,700,000
Los Angeles Unified School District,
 2.89%, 12/1/17, (LOC Bank of New
 York)..............................    5,300,000       5,300,000
Perris California School District
 Certificate of Participation,
 1.50%, 9/1/22, (LOC FSA, SPA Dexia
 Credit Local)......................    3,200,000       3,200,000
Perris California School District
 Certificate of Participation,
 1.50%, 9/1/34, (LOC FSA, SPA Dexia
 Local Credit)......................    3,200,000       3,200,000
Perris Unified School District
 Certificate of Publication, 2.95%,
 9/1/18, (FSA Insured, SPA Dexia)...    2,000,000       2,000,000
Rancho Water District Financing
 Authority Revenue, 3.00%, 8/1/29,
 (LOC FGIC).........................    3,000,000       3,000,000
Sacramento County Special Facilities
 Airport Revenue, 3.05%, 11/1/28,
 (LOC Bank of America NT & SA)......    5,500,000       5,500,000

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    17

 HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
          ......................................................................


-----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
San Francisco City & County Housing
 Authority, 2.97%, 9/1/49, (LOC
 Citibank N.A.).....................    3,595,000       3,595,000
San Francisco City & County
 Redevelopment Agency, Antonia Manor
 Apartments, 3.04%, 12/1/33, (LOC
 Citibank N.A.).....................    2,850,000       2,850,000
San Francisco City & County
 Redevelopment Agency, Maria Manor
 Apartments, 3.04%, 12/1/33, (LOC
 Citibank N.A.).....................    3,325,000       3,325,000
South Bay Regional Public
 Communications Authority Revenue,
 2.90%, 1/1/31, (LOC Allied Irish
 Bank PLC)..........................    1,010,000       1,010,000
South Bay Regional Public
 Communications Authority Revenue,
 2.91%, 1/1/31, (LOC Allied Irish
 Bank PLC)..........................    1,485,000       1,485,000
Southern California Public Power
 Authority, 2.98%, 7/1/09, (Credit
 Support AMBAC, SPA Morgan Guaranty
 Trust).............................    2,100,000       2,100,000
                                                    -------------
                                                      142,443,000
                                                    -------------
PUERTO RICO  - 0.6%
Puerto Rico Public Finance Corp.,
 3.01%, 12/1/19, (AMBAC Insured, JP
 Morgan Chase) (b)..................    1,000,000       1,000,000
                                                    -------------
TOTAL VARIABLE RATE DEMAND NOTES*
 (COST $143,443,000)................                  143,443,000
                                                    -------------

-----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER  - 10.9%
CALIFORNIA  - 7.8%
Alameda Contra Costa California
 Transportation District, 3.00%,
 7/7/05, (LOC BNP Paribas)..........    3,000,000       3,007,698
Los Angeles County California,
 3.00%, 6/30/05.....................    4,700,000       4,710,645
San Francisco Public Utilities,
 2.30%, 5/5/05, (LOC JP Morgan,
 Bayerische Landesbank, State
 Street)............................    5,000,000       4,999,999
                                                    -------------
                                                       12,718,342
                                                    -------------
PUERTO RICO  - 3.1%
Government Development Bank of
 Puerto Rico, 2.15%, 5/5/05.........    5,000,000       5,000,000
TOTAL TAX-FREE NOTES AND COMMERCIAL
 PAPER (COST $17,718,342)...........                   17,718,342
                                                    -------------




-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.1%
                                        SHARES        .VALUE($)
                                      -----------   -------------
Blackrock Provident California
 Institutional Shares...............    1,812,102       1,812,102
                                                    -------------
TOTAL INVESTMENT COMPANIES
 (COST $1,812,102)..................                    1,812,102
                                                    -------------
TOTAL INVESTMENTS
 (COST $162,973,444) (a)  - 99.9%...                  162,973,444
                                                    -------------
                                                    -------------

--------------

Percentages indicated are based on net assets of $163,210,825.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(i) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be illiquid. Represents 1.5% of net assets.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on April 30, 2005. The maturity dates presented reflect the stated maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMBAC --    American Municipal Bond Assurance Corporation
AMT   --    Interest on security is subject to Federal
            Alternative Minimum Tax
FGIC  --    Federal Guaranty Insurance Corporation
FHLMC --    Federal Home Loan Mortgage Corporation
FNMA  --    Federal National Mortgage Association
FSA   --    Financial Security Assurance
LOC   --    Letter of Credit
MBIA  --    Municipal Bond Insurance Association
SPA   --    Standby Purchase Agreement

18    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................


                                                 U.S.                                NEW YORK
                                              GOVERNMENT          TAX-FREE           TAX-FREE
                          MONEY MARKET       MONEY MARKET       MONEY MARKET       MONEY MARKET
                              FUND               FUND               FUND               FUND
-----------------------------------------------------------------------------------------------
ASSETS:

  Investments, at
    amortized cost       $3,310,988,184     $1,532,719,577      $13,619,927        $515,332,904
  Repurchase
    agreements, at
    cost                    215,580,000         13,635,000               --                  --
                         --------------     --------------      -----------        ------------
  TOTAL INVESTMENTS       3,526,568,184      1,546,354,577       13,619,927         515,332,904
                         --------------     --------------      -----------        ------------
  Cash                               63                449               --                  --
  Interest and
    dividends
    receivable                6,242,801          2,199,232           67,736           2,561,131
  Receivable for
    investments sold                 --                 --        2,350,000                  --
  Prepaid expenses and
    other assets                285,777             97,408           25,155              22,365
                         --------------     --------------      -----------        ------------
  TOTAL ASSETS            3,533,096,825      1,548,651,666       16,062,818         517,916,400
                         --------------     --------------      -----------        ------------
LIABILITIES:
  Due to custodian                   --                 --               --                  --
  Dividends payable           6,788,422          2,799,507           31,085             751,540
  Payable for
    investments
    purchased                        --                 --               --           4,760,000
  Accrued expenses and
    other liabilities:
     Investment
       management               454,648            263,533              842              61,491
     Administration             352,422            127,771              375              41,058
     Distribution               103,947                 14               --                 377
     Shareholder
       servicing                305,409            334,737              416              89,937
     Accounting                   8,680              4,968               --               6,619
     Transfer Agent              38,207             12,090               --              15,381
     Other                      421,981             81,722              354              36,202
                         --------------     --------------      -----------        ------------
  TOTAL LIABILITIES           8,473,716          3,624,342           33,072           5,762,605
                         --------------     --------------      -----------        ------------
NET ASSETS               $3,524,623,109     $1,545,027,324      $16,029,746        $512,153,795
                         --------------     --------------      -----------        ------------
                         --------------     --------------      -----------        ------------
 ..............................................................................................

COMPOSITION OF NET
 ASSETS:
  Capital                $3,524,687,858     $1,545,026,681      $16,029,494        $512,123,132
  Accumulated net
    investment income
    (loss)                       (1,124)                --               --              47,217
  Accumulated net
    realized gains
    (losses) from
    investments                 (63,625)               643              252             (16,554)
                         --------------     --------------      -----------        ------------
NET ASSETS               $3,524,623,109     $1,545,027,324      $16,029,746        $512,153,795
                         --------------     --------------      -----------        ------------
                         --------------     --------------      -----------        ------------
 ..............................................................................................

CLASS A (INVESTOR)
 SHARES:
  Net Assets             $  260,232,850     $  670,600,639      $        --        $147,619,396
  Shares Outstanding        260,238,776        670,547,223               --         147,619,071
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share            $         1.00     $         1.00      $        --        $       1.00
                         --------------     --------------      -----------        ------------
                         --------------     --------------      -----------        ------------
 ..............................................................................................

CLASS B SHARES:
  Net Assets             $      100,690     $       15,698      $        --        $    536,564
  Shares Outstanding            100,689             15,702               --             536,492
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share*           $         1.00     $         1.00      $        --        $       1.00
                         --------------     --------------      -----------        ------------
                         --------------     --------------      -----------        ------------
 ..............................................................................................

CLASS C SHARES:
  Net Assets             $  184,507,235     $           --      $        --        $          1
  Shares Outstanding        184,512,211                 --               --                   1
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share*           $         1.00     $           --      $        --        $       1.00
                         --------------     --------------      -----------        ------------
                         --------------     --------------      -----------        ------------
 ..............................................................................................

CLASS D (PRIVATE
 INVESTOR) SHARES:
  Net Assets             $  870,302,655     $  477,780,265      $ 2,046,339        $176,723,930
  Shares Outstanding        870,317,983        477,832,756        2,046,343         176,703,991
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share            $         1.00     $         1.00      $      1.00        $       1.00
                         --------------     --------------      -----------        ------------
                         --------------     --------------      -----------        ------------
 ..............................................................................................

CLASS I SHARES:
  Net Assets             $1,595,350,473     $           --      $        --        $         --
  Shares Outstanding      1,595,379,695                 --               --                  --
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share            $         1.00     $           --      $        --        $         --
                         --------------     --------------      -----------        ------------
                         --------------     --------------      -----------        ------------
 ..............................................................................................

CLASS Y SHARES:
  Net Assets             $  614,129,206     $  396,630,722      $13,983,407        $187,273,904
  Shares Outstanding        614,138,317        396,631,357       13,982,782         187,263,657
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share            $         1.00     $         1.00      $      1.00        $       1.00
                         --------------     --------------      -----------        ------------
                         --------------     --------------      -----------        ------------





                            U.S.         CALIFORNIA
                         TREASURY         TAX-FREE
                       MONEY MARKET     MONEY MARKET
                           FUND             FUND
--------------------------------------------------------
ASSETS:

  Investments, at
    amortized cost      $493,266,479      $162,973,444
  Repurchase
    agreements, at
    cost                          --                --
                        ------------      ------------
  TOTAL INVESTMENTS      493,266,479       162,973,444
                        ------------      ------------
  Cash                            --                 1
  Interest and
    dividends
    receivable                    --           544,340
  Receivable for
    investments sold              --                --
  Prepaid expenses and
    other assets              43,484            11,589
                        ------------      ------------
  TOTAL ASSETS           493,309,963       163,529,374
                        ------------      ------------
LIABILITIES:
  Due to custodian             3,858                --
  Dividends payable          981,719           243,274
  Payable for
    investments
    purchased                     --                --
  Accrued expenses and
    other liabilities:
     Investment
       management             87,201             6,521
     Administration           39,792            11,047
     Distribution                 28                --
     Shareholder
       servicing              93,184            31,501
     Accounting                   --             3,467
     Transfer Agent           10,309            12,362
     Other                    39,508            10,377
                        ------------      ------------
  TOTAL LIABILITIES        1,255,599           318,549
                        ------------      ------------
NET ASSETS              $492,054,364      $163,210,825
                        ------------      ------------
                        ------------      ------------
.........................................................
COMPOSITION OF NET
 ASSETS:
  Capital               $492,169,230      $163,208,513
  Accumulated net
    investment income
    (loss)                        --             2,312
  Accumulated net
    realized gains
    (losses) from
    investments             (114,866)               --
                        ------------      ------------
NET ASSETS              $492,054,364      $163,210,825
                        ------------      ------------
                        ------------      ------------
.........................................................
CLASS A (INVESTOR)
 SHARES:
  Net Assets            $123,332,527      $         --
  Shares Outstanding     123,360,543                --
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share           $       1.00      $         --
                        ------------      ------------
                        ------------      ------------
.........................................................
CLASS B SHARES:
  Net Assets            $     38,319      $         --
  Shares Outstanding          38,330                --
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share*          $       1.00      $         --
                        ------------      ------------
                        ------------      ------------
.........................................................
CLASS C SHARES:
  Net Assets            $         10      $         --
  Shares Outstanding              10                --
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share*          $       1.00      $         --
                        ------------      ------------
                        ------------      ------------
.........................................................
CLASS D (PRIVATE
 INVESTOR) SHARES:
  Net Assets            $253,867,915      $157,472,522
  Shares Outstanding     253,933,529       157,471,935
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share           $       1.00      $       1.00
                        ------------      ------------
                        ------------      ------------
.........................................................
CLASS I SHARES:
  Net Assets            $ 32,779,323      $         --
  Shares Outstanding      32,782,495                --
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share           $       1.00      $         --
                        ------------      ------------
                        ------------      ------------
.........................................................
CLASS Y SHARES:
  Net Assets            $ 82,036,270      $  5,738,303
  Shares Outstanding      82,066,191         5,738,198
  Net Asset Value,
    Offering Price and
    Redemption Price
    per share           $       1.00      $       1.00
                        ------------      ------------
                        ------------      ------------

--------------

* Redemption price per share varies by length of time shares are held.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    19

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)
          ......................................................................

                                                         U.S.
                                                      GOVERNMENT          TAX-FREE
                                  MONEY MARKET       MONEY MARKET       MONEY MARKET
                                      FUND               FUND               FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                        $47,664,596        $17,880,406          $190,442
  Dividends                                --                 --            10,946
                                  -----------        -----------          --------
  TOTAL INVESTMENT INCOME          47,664,596         17,880,406           201,388
                                  -----------        -----------          --------
......................................................................................
EXPENSES:
  Investment management:
     Advisory Services              2,080,650            796,229            10,974
     Operational
       Support -- Class A
       (Investor) Shares              137,316            366,458                --
     Operational
       Support -- Class B
       Shares                              72                  9                --
     Operational
       Support -- Class C
       Shares                          86,476                 --                --
     Operational
       Support -- Class D
       (Private Investor)
       Shares                         454,552            251,407             1,255
     Operational
       Support -- Class Y
       Shares                         278,604            178,356             9,719
  Administration                    1,582,810            603,719             8,280
  Distribution:
     Class B Shares                       535                 62                --
     Class C Shares                   648,576                 --                --
  Shareholder Servicing:
     Class A (Investor) Shares        549,270          1,465,851                --
     Class B Shares                       178                 21                --
     Class C Shares                   216,192                 --                --
     Class D (Private
       Investor) Shares             1,136,391            628,524             3,137
  Accounting                           35,364             32,949            32,456
  Custodian                           265,127             79,721             1,841
  Transfer agent                       72,703             41,588            17,171
  Trustee                             106,157             34,243               280
  Other                               608,781            199,898             7,137
                                  -----------        -----------          --------
     Total expenses before fee
       reductions                   8,259,754          4,679,035            92,250
     Fees reduced by
       Administrator                 (310,043)                --           (28,269)
     Fees reduced by
       Distributor                         --                 --                --
     Fees reduced by Transfer
       Agent                               --                 --           (17,095)
     Fees reduced by
       Investment Adviser                  --                 --           (21,947)
                                  -----------        -----------          --------
     NET EXPENSES                   7,949,711          4,679,035            24,939
                                  -----------        -----------          --------
......................................................................................
NET INVESTMENT INCOME              39,714,885         13,201,371           176,449
                                  -----------        -----------          --------
......................................................................................
NET REALIZED GAINS/(LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses)
 from investments                      (3,793)               643               251
                                  -----------        -----------          --------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                  $39,711,092        $13,202,014          $176,700
                                  -----------        -----------          --------
                                  -----------        -----------          --------





                                  NEW YORK          U.S.             CALIFORNIA
                                  TAX-FREE        TREASURY            TAX-FREE
                                MONEY MARKET    MONEY MARKET        MONEY MARKET
                                    FUND            FUND                FUND
----------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                       $4,257,739       $5,377,618         $1,386,651
  Dividends                          97,565               --             28,893
                                 ----------       ----------         ----------
  TOTAL INVESTMENT INCOME         4,355,304        5,377,618          1,415,544
                                 ----------       ----------         ----------
..................................................................................
EXPENSES:
  Investment management:
     Advisory Services              358,612          237,522            155,098
     Operational
       Support -- Class A
       (Investor) Shares                 --           49,164                 --
     Operational
       Support -- Class B
       Shares                            --               18                 --
     Operational
       Support -- Class C
       Shares                            --               --                 --
     Operational
       Support -- Class D
       (Private Investor)
       Shares                            --          117,071                 --
     Operational
       Support -- Class Y
       Shares                            --           57,797                 --
  Administration                    181,623          179,483             58,828
  Distribution:
     Class B Shares                   2,422              142                 --
     Class C Shares                      --               --                 --
  Shareholder Servicing:
     Class A (Investor) Shares      369,649          196,659                 --
     Class B Shares                     807               47                 --
     Class C Shares                      --               --                 --
     Class D (Private
       Investor) Shares             209,546          292,680            185,557
  Accounting                         34,382           27,062             31,162
  Custodian                          41,822           41,798             19,793
  Transfer agent                     36,190           42,558             33,965
  Trustee                            11,141            6,380              3,025
  Other                              63,160           65,533             16,443
                                 ----------       ----------         ----------
     Total expenses before fee
       reductions                 1,309,354        1,313,914            503,871
     Fees reduced by
       Administrator                     --               --                 --
     Fees reduced by
       Distributor                      (14)              --                 --
     Fees reduced by Transfer
       Agent                             --               --                 --
     Fees reduced by
       Investment Adviser           (50,408)          (1,649)          (119,752)
                                 ----------       ----------         ----------
     NET EXPENSES                 1,258,932        1,312,265            384,119
                                 ----------       ----------         ----------
..................................................................................
NET INVESTMENT INCOME             3,096,372        4,065,353          1,031,425
                                 ----------       ----------         ----------
..................................................................................
NET REALIZED GAINS/(LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses)
 from investments                     2,331         (107,197)                --
                                 ----------       ----------         ----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                 $3,098,703       $3,958,156         $1,031,425
                                 ----------       ----------         ----------
                                 ----------       ----------         ----------

20    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS
          ......................................................................

                                                          MONEY MARKET                               U.S. GOVERNMENT
                                                              FUND                                  MONEY MARKET FUND
                                            --------------------------------------      ---------------------------------------
                                               FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED            FOR THE             MONTHS ENDED            FOR THE
                                             APRIL 30, 2005         YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                               (UNAUDITED)       OCTOBER 31, 2004          (UNAUDITED)       OCTOBER 31, 2004
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                       $    39,714,885       $   47,166,316         $   13,201,371       $   10,758,764
  Net realized gains (losses) from
    investments                                        (3,793)             (59,832)                   643                2,171
                                              ---------------       --------------         --------------       --------------
CHANGE IN NET ASSETS FROM OPERATIONS               39,711,092           47,106,484             13,202,014           10,760,935
                                              ---------------       --------------         --------------       --------------
................................................................................................................................

DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                        (2,174,547)          (1,667,948)            (5,568,107)          (3,112,512)
  Class B Shares                                         (661)                (561)                   (74)                 (47)
  Class C Shares                                     (850,540)            (366,961)                    --                   --
  Class D (Private Investor) Shares                (7,876,266)          (6,198,491)            (4,166,730)          (3,764,800)
  Class I Shares (a)                              (23,258,757)         (33,675,721)                    --               (7,859)
  Class Y Shares                                   (5,568,572)          (5,199,555)            (3,468,631)          (3,887,268)
                                              ---------------       --------------         --------------       --------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (39,729,343)         (47,109,237)           (13,203,542)         (10,772,486)
                                              ---------------       --------------         --------------       --------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                  (1,251,317,948)        (334,762,152)            50,073,109          (71,793,708)
                                              ---------------       --------------         --------------       --------------
CHANGE IN NET ASSETS                           (1,251,336,199)        (334,764,905)            50,071,581          (71,805,259)
................................................................................................................................
NET ASSETS:
  Beginning of period                           4,775,959,308        5,110,724,213          1,494,955,743        1,566,761,002
                                              ---------------       --------------         --------------       --------------
  End of period                               $ 3,524,623,109       $4,775,959,308         $1,545,027,324       $1,494,955,743
                                              ---------------       --------------         --------------       --------------
                                              ---------------       --------------         --------------       --------------
  Accumulated net investment income (loss)    $        (1,124)      $       13,334         $           --       $        2,171
                                              ---------------       --------------         --------------       --------------
                                              ---------------       --------------         --------------       --------------

--------------

(a) The U.S. Government Money Market Fund Class I Shares commenced operations on December 24, 2003.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    21

HSBC INVESTOR FAMILY OF FUNDS

          All capital share transactions have been processed at a net asset value of $1.00 per share.
          ......................................................................

                                                          MONEY MARKET                               U.S. GOVERNMENT
                                                              FUND                                  MONEY MARKET FUND
                                            ------------------------------              ---------------------------------------
                                               FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED            FOR THE             MONTHS ENDED            FOR THE
                                             APRIL 30, 2005          YEAR ENDED          APRIL 30, 2005         YEAR ENDED
                                               (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)       OCTOBER 31, 2004
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                      $   269,067,606      $    417,025,590       $ 1,266,103,972      $ 1,367,929,238
  Reinvested                                        1,881,201             1,448,722             4,902,174            2,777,885
  Redeemed                                       (312,098,548)         (443,410,586)       (1,240,500,706)      (1,336,714,374)
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS A (INVESTOR) SHARES               (41,149,741)          (24,936,274)           30,505,440           33,992,749
                                              ---------------      ----------------       ---------------      ---------------
...............................................................................................................................
CLASS B SHARES:
  Issued                                                4,546                68,977                    --                   --
  Reinvested                                              479                   425                    62                   45
  Redeemed                                            (99,282)             (173,743)               (1,348)                 (37)
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS B SHARES                              (94,257)             (104,341)               (1,286)                   8
                                              ---------------      ----------------       ---------------      ---------------
...............................................................................................................................
CLASS C SHARES:
  Issued                                          413,288,198           706,820,552                    --                   --
  Reinvested                                          725,536               328,875                    --                   --
  Redeemed                                       (399,956,971)         (689,823,407)                   --                   --
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS C SHARES                           14,056,763            17,326,020                    --                   --
                                              ---------------      ----------------       ---------------      ---------------
...............................................................................................................................
CLASS D (PRIVATE INVESTOR) SHARES:
  Issued                                        1,654,180,035         2,114,306,335           710,923,512        2,167,450,988
  Reinvested                                        6,921,957             5,466,487             3,698,104            3,195,132
  Redeemed                                     (1,804,222,158)       (1,932,335,198)         (754,341,464)      (2,231,132,417)
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS D (PRIVATE INVESTOR) SHARES      (143,120,166)          187,437,624           (39,719,848)         (60,486,297)
                                              ---------------      ----------------       ---------------      ---------------
...............................................................................................................................
CLASS I SHARES (a):
  Issued                                        6,789,124,308        14,068,222,385                    --           78,229,178
  Reinvested                                       11,059,765            14,327,224                    --                7,859
  Redeemed                                     (7,982,498,316)      (14,421,352,039)                   --          (78,237,037)
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS I SHARES                       (1,182,314,243)         (338,802,430)                   --                   --
                                              ---------------      ----------------       ---------------      ---------------
...............................................................................................................................
CLASS Y SHARES:
  Issued                                        1,015,086,166         1,292,503,968           567,247,751          777,569,135
  Reinvested                                        4,332,430             4,367,249             2,636,025            3,094,797
  Redeemed                                       (918,114,900)       (1,472,553,968)         (510,594,973)        (825,964,100)
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS Y SHARES                          101,303,696          (175,682,751)           59,288,803          (45,300,168)
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CAPITAL                             $(1,251,317,948)     $   (334,762,152)      $    50,073,109      $   (71,793,708)
                                              ---------------      ----------------       ---------------      ---------------
                                              ---------------      ----------------       ---------------      ---------------


--------------

(a) The U.S. Government Money Market Fund Class I Shares commenced operations on December 24, 2003.

22    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                      TAX-FREE                                    NEW YORK TAX-FREE
                                                  MONEY MARKET FUND                               MONEY MARKET FUND
                                     --------------------------------------         ----------------------------------------
                                      FOR THE SIX                                     FOR THE SIX
                                      MONTHS ENDED             FOR THE                MONTHS ENDED              FOR THE
                                     APRIL 30, 2005           YEAR ENDED             APRIL 30, 2005           YEAR ENDED
                                      (UNAUDITED)          OCTOBER 31, 2004(a)         (UNAUDITED)         OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                  $   176,449            $    70,746              $  3,096,372           $  2,811,164
  Net realized gains from
    investments                                  251                     --                     2,331                     --
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                             176,700                 70,746                 3,098,703              2,811,164
                                         -----------            -----------              ------------           ------------
.............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                       --                     (4)               (1,012,544)              (626,248)
  Class B Shares                                  --                     --                    (1,653)                  (858)
  Class C Shares                                  --                     --                        --                    (14)
  Class D (Private Investor)
    Shares                                   (17,389)                (2,192)               (1,074,636)            (1,116,724)
  Class I Shares                                  --                   (155)                       --                     --
  Class Y Shares                            (159,063)               (68,395)                 (968,555)            (1,059,087)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                      (176,452)               (70,746)               (3,057,388)            (2,802,931)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL
 SHARE TRANSACTIONS                       (2,762,606)            18,792,104                24,359,610            (31,516,858)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS                      (2,762,358)            18,792,104                24,400,925            (31,508,625)
.............................................................................................................................
NET ASSETS:
  Beginning of period                     18,792,104                     --               487,752,870            519,261,495
                                         -----------            -----------              ------------           ------------
  End of period                          $16,029,746            $18,792,104              $512,153,795           $487,752,870
                                         -----------            -----------              ------------           ------------
                                         -----------            -----------              ------------           ------------
  Accumulated net investment
    income                               $        --            $         4              $     47,217           $      8,233
                                         -----------            -----------              ------------           ------------
                                         -----------            -----------              ------------           ------------

--------------

(a) The Tax-Free Money Market Fund Class Y Shares commenced operations on June 7, 2004.
    The Tax-Free Money Market Fund Class A Shares commenced operations on August 27, 2004.
    The Tax-Free Money Market Fund Class D Shares commenced operations on August 24, 2004.
    The Tax-Free Money Market Fund Class I Shares commenced operations on June 25, 2004.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    23

HSBC INVESTOR FAMILY OF FUNDS

          All capital share transactions have been processed at a net asset value of $1.00 per share.
          ......................................................................

                                                            TAX-FREE                                NEW YORK TAX-FREE
                                                        MONEY MARKET FUND                           MONEY MARKET FUND
                                             -------------------------------------     ----------------------------------------
                                              FOR THE SIX            FOR THE              FOR THE SIX            FOR THE
                                              MONTHS ENDED          YEAR ENDED            MONTHS ENDED          YEAR ENDED
                                             APRIL 30, 2005        OCTOBER 31,           APRIL 30, 2005        OCTOBER 31,
                                              (UNAUDITED)            2004(a)              (UNAUDITED)              2004
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                        $         --         $     40,001          $ 135,601,215        $ 247,996,931
  Reinvested                                              --                   --                892,854              460,210
  Redeemed                                                --              (40,001)          (206,546,648)        (180,970,867)
                                                ------------         ------------          -------------        -------------
CHANGE IN CLASS A (INVESTOR) SHARES                       --                   --            (70,052,579)          67,486,274
                                                ------------         ------------          -------------        -------------
...............................................................................................................................
CLASS B SHARES:
  Issued                                                  --                   --                     --              682,403
  Reinvested                                              --                   --                  1,317                  660
  Redeemed                                                --                   --               (147,938)             (16,534)
                                                ------------         ------------          -------------        -------------
CHANGE IN CLASS B SHARES                                  --                   --               (146,621)             666,529
                                                ------------         ------------          -------------        -------------
...............................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                     --                    1
  Reinvested                                              --                   --                     --                   16
  Redeemed                                                --                   --                     --              (23,964)
                                                ------------         ------------          -------------        -------------
CHANGE IN CLASS C SHARES                                  --                   --                     --              (23,947)
                                                ------------         ------------          -------------        -------------
...............................................................................................................................
CLASS D (PRIVATE INVESTOR) SHARES:
  Issued                                           5,181,326            3,374,169            222,486,990          514,310,913
  Reinvested                                          16,480                  282                874,404              912,437
  Redeemed                                        (6,399,439)            (126,475)          (217,806,762)        (545,351,685)
                                                ------------         ------------          -------------        -------------
CHANGE IN CLASS D (PRIVATE INVESTOR) SHARES       (1,201,633)           3,247,976              5,554,632          (30,128,335)
                                                ------------         ------------          -------------        -------------
...............................................................................................................................
CLASS I SHARES:
  Issued                                                  --              390,000                     --                   --
  Reinvested                                              --                    2                     --                   --
  Redeemed                                                --             (390,002)                    --                   --
                                                ------------         ------------          -------------        -------------
CHANGE IN CLASS I SHARES                                  --                   --                     --                   --
                                                ------------         ------------          -------------        -------------
...............................................................................................................................
CLASS Y SHARES:
  Issued                                          55,132,219           54,459,782            552,971,400          607,177,192
  Reinvested                                         149,470               44,627                421,958              445,011
  Redeemed                                       (56,842,662)         (38,960,281)          (464,389,180)        (677,139,582)
                                                ------------         ------------          -------------        -------------
CHANGE IN CLASS Y SHARES                          (1,560,973)          15,544,128             89,004,178          (69,517,379)
                                                ------------         ------------          -------------        -------------
CHANGE IN CAPITAL                               $ (2,762,606)        $ 18,792,104          $  24,359,610        $ (31,516,858)
                                                ------------         ------------          -------------        -------------
                                                ------------         ------------          -------------        -------------

--------------

(a) The Tax-Free Money Market Fund commenced operations on June 7, 2004. The Tax-Free Money Market Fund Class A Shares commenced operations on August 27, 2004.
    The Tax-Free Money Market Fund Class D Shares commenced operations on August 24, 2004.
    The Tax-Free Money Market Fund Class I Shares commenced operations on June 25, 2004.

24    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                          U.S. TREASURY                            CALIFORNIA TAX-FREE
                                                        MONEY MARKET FUND                           MONEY MARKET FUND
                                            ------------------------------              --------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2005         YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  4,065,353         $  2,381,410           $  1,031,425         $    672,583
  Net realized losses from investments              (107,197)              (7,669)                    --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        3,958,156            2,373,741              1,031,425              672,583
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                         (741,824)            (336,882)                    --                   --
  Class B Shares (a)                                    (169)                 (15)                    --                   --
  Class C Shares                                          --                   --                     --                   --
  Class D (Private Investor) Shares               (1,941,003)          (1,122,942)              (977,872)            (656,869)
  Class I Shares (a)                                (308,970)             (17,210)                    --                   --
  Class Y Shares                                  (1,073,387)            (902,787)               (51,241)             (15,713)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (4,065,353)          (2,379,836)            (1,029,113)            (672,582)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                     24,904,160          215,301,516             38,935,698           35,875,799
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                              24,796,963          215,295,421             38,938,010           35,875,800
...............................................................................................................................
NET ASSETS:
  Beginning of period                            467,257,401          251,961,980            124,272,815           88,397,015
                                                ------------         ------------           ------------         ------------
  End of period                                 $492,054,364         $467,257,401           $163,210,825         $124,272,815
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
  Accumulated net investment income             $         --         $         --           $      2,312         $         --
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

--------------

(a) The U.S. Treasury Money Market Fund Class I Shares commenced operations on December 30, 2003.
    The U.S. Treasury Money Market Fund Class B Shares commenced operations on August 13, 2004.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    25

HSBC INVESTOR FAMILY OF FUNDS

          All capital share transactions have been processed at a net asset value of $1.00 per share.
          ......................................................................

                                                          U.S. TREASURY                            CALIFORNIA TAX-FREE
                                                        MONEY MARKET FUND                           MONEY MARKET FUND
                                            ---------------------------------------     --------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2005         YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                       $ 124,106,530        $  59,583,987          $          --        $          --
  Reinvested                                         619,495              280,270                     --                   --
  Redeemed                                       (87,253,361)         (47,198,099)                    --                   --
                                               -------------        -------------          -------------        -------------
CHANGE IN CLASS A (INVESTOR) SHARES               37,472,664           12,666,158                     --                   --
                                               -------------        -------------          -------------        -------------
...............................................................................................................................
CLASS B SHARES (a):
  Issued                                                  --               38,178                     --                   --
  Reinvested                                             138                    4                     --                   --
                                               -------------        -------------          -------------        -------------
CHANGE IN CLASS B SHARES                                 138               38,182                     --                   --
                                               -------------        -------------          -------------        -------------
...............................................................................................................................
CLASS D (PRIVATE INVESTOR) SHARES:
  Issued                                         416,095,614          737,673,856            194,525,493          184,218,917
  Reinvested                                         504,699              344,150                852,239              576,176
  Redeemed                                      (371,312,302)        (676,928,354)          (160,167,157)        (146,185,406)
                                               -------------        -------------          -------------        -------------
CHANGE IN CLASS D (PRIVATE INVESTOR) SHARES       45,288,011           61,089,652             35,210,575           38,609,687
                                               -------------        -------------          -------------        -------------
...............................................................................................................................
CLASS I SHARES (a):
  Issued                                         171,582,352          120,159,281                     --                   --
  Reinvested                                         155,392               15,630                     --                   --
  Redeemed                                      (138,955,250)        (120,174,911)                    --                   --
                                               -------------        -------------          -------------        -------------
CHANGE IN CLASS I SHARES                          32,782,494                   --                     --                   --
                                               -------------        -------------          -------------        -------------
...............................................................................................................................
CLASS Y SHARES:
  Issued                                         224,230,043          569,477,476             31,859,094            9,526,133
  Reinvested                                         444,422              345,379                 23,830                   --
  Redeemed                                      (315,313,612)        (428,315,331)           (28,157,801)         (12,260,021)
                                               -------------        -------------          -------------        -------------
CHANGE IN CLASS Y SHARES                         (90,639,147)         141,507,524              3,725,123           (2,733,888)
                                               -------------        -------------          -------------        -------------
CHANGE IN CAPITAL                              $  24,904,160        $ 215,301,516          $  38,935,698        $  35,875,799
                                               -------------        -------------          -------------        -------------
                                               -------------        -------------          -------------        -------------


--------------

(a) The U.S. Treasury Money Market Fund Class I Shares commenced operations on December 30, 2003.
    The U.S. Treasury Money Market Fund Class B Shares commenced operations on August 13, 2004.

26    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                              INVESTMENT ACTIVITIES          DIVIDENDS
                                             -----------------------   ----------------------

                                 NET ASSET
                                  VALUE,        NET       TOTAL FROM      NET
                                 BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                 OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
---------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000        $1.00        0.05         0.05         (0.05)      (0.05)
Year ended October 31, 2001         1.00        0.04         0.04         (0.04)      (0.04)
Year ended October 31, 2002         1.00        0.01         0.01         (0.01)      (0.01)
Year ended October 31, 2003         1.00        0.01         0.01         (0.01)      (0.01)
Year ended October 31, 2004         1.00        0.01         0.01         (0.01)      (0.01)
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.01         0.01         (0.01)      (0.01)
---------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (a)  $1.00        0.02         0.02         (0.02)      (0.02)
Year ended October 31, 2002         1.00        0.01         0.01         (0.01)      (0.01)
Year ended October 31, 2003         1.00        0.00*        0.00*        (0.00)*     (0.00)*
Year ended October 31, 2004         1.00        0.00*        0.00*        (0.00)*     (0.00)*
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.00*        0.00*        (0.00)*     (0.00)*
---------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (a)  $1.00        0.02         0.02         (0.02)      (0.02)
Year ended October 31, 2002         1.00        0.01         0.01         (0.01)      (0.01)
Year ended October 31, 2003         1.00        0.00*        0.00*        (0.00)*     (0.00)*
Year ended October 31, 2004         1.00        0.00*        0.00*        (0.00)*     (0.00)*
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.00*        0.00*        (0.00)*     (0.00)*
---------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Year ended October 31, 2000        $1.00        0.06         0.06         (0.06)      (0.06)
Year ended October 31, 2001         1.00        0.04         0.04         (0.04)      (0.04)
Year ended October 31, 2002         1.00        0.02         0.02         (0.02)      (0.02)
Year ended October 31, 2003         1.00        0.01         0.01         (0.01)      (0.01)
Year ended October 31, 2004         1.00        0.01         0.01         (0.01)      (0.01)
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.01         0.01         (0.01)      (0.01)
---------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2002 (a)  $1.00        0.02         0.02         (0.02)      (0.02)
Year ended October 31, 2003         1.00        0.01         0.01         (0.01)      (0.01)
Year ended October 31, 2004         1.00        0.01         0.01         (0.01)      (0.01)
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.01         0.01         (0.01)      (0.01)
---------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2000        $1.00        0.06         0.06         (0.06)      (0.06)
Year ended October 31, 2001         1.00        0.05         0.05         (0.05)      (0.05)
Year ended October 31, 2002         1.00        0.02         0.02         (0.02)      (0.02)
Year ended October 31, 2003         1.00        0.01         0.01         (0.01)      (0.01)
Year ended October 31, 2004         1.00        0.01         0.01         (0.01)      (0.01)
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.01         0.01         (0.01)      (0.01)
---------------------------------------------------------------------------------------------






                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                               -------------------------------------------------------------
                                                                                            RATIO OF NET
                                                               NET ASSETS     RATIO OF       INVESTMENT         RATIO OF
                                 NET ASSET                     AT END OF     EXPENSES TO      INCOME TO       EXPENSES TO
                                 VALUE, END     TOTAL            PERIOD      AVERAGE NET     AVERAGE NET      AVERAGE NET
                                 OF PERIOD    RETURN(b)         (000'S)       ASSETS(c)       ASSETS(c)       ASSETS(c)(d)
-----------------------------------------------------------------------------------------------------------------------------

CLASS A (INVESTOR) SHARES
Year ended October 31, 2000        $1.00        5.60%          $  462,412       0.77%           5.53%             0.77%
Year ended October 31, 2001         1.00        4.38%             426,886       0.74%           4.34%             0.74%
Year ended October 31, 2002         1.00        1.49%             390,920       0.72%           1.49%             0.72%
Year ended October 31, 2003         1.00        0.70%             326,320       0.71%           0.71%             0.71%
Year ended October 31, 2004         1.00        0.57%             301,384       0.72%           0.56%             0.72%
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.79%             260,233       0.73%           1.58%             0.73%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (a)  $1.00        1.64%(e)       $       19       1.34%           2.81%             1.34%
Year ended October 31, 2002         1.00        0.64%(e)              331       1.32%           0.74%             1.32%
Year ended October 31, 2003         1.00        0.29%(e)              299       1.12%           0.29%             1.31%
Year ended October 31, 2004         1.00        0.23%(e)              195       1.04%           0.23%             1.32%
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.49%(e)              101       1.33%           0.93%             1.33%
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (a)  $1.00        1.59%(e)       $  133,640       1.35%           2.57%             1.35%
Year ended October 31, 2002         1.00        0.88%(e)          200,929       1.32%           0.86%             1.32%
Year ended October 31, 2003         1.00        0.30%(e)          153,124       1.10%           0.30%             1.31%
Year ended October 31, 2004         1.00        0.23%(e)          170,451       1.05%           0.23%             1.32%
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.49%(e)          184,507       1.33%           0.98%             1.33%
----------------------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Year ended October 31, 2000        $1.00        5.75%          $  398,720       0.62%           5.78%             0.62%
Year ended October 31, 2001         1.00        4.54%             913,924       0.59%           4.18%             0.59%
Year ended October 31, 2002         1.00        1.64%             807,638       0.57%           1.64%             0.57%
Year ended October 31, 2003         1.00        0.85%             825,998       0.56%           0.84%             0.56%
Year ended October 31, 2004         1.00        0.72%           1,013,427       0.57%           0.72%             0.57%
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.87%             870,303       0.58%           1.73%             0.58%
----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2002 (a)  $1.00        1.54%          $2,200,424       0.20%           1.86%             0.21%
Year ended October 31, 2003         1.00        1.22%           3,116,473       0.20%           1.19%             0.21%
Year ended October 31, 2004         1.00        1.09%           2,777,675       0.20%           1.07%             0.22%
Six months ended April 30,
 2005 (Unaudited)                   1.00        1.05%           1,595,350       0.20%           2.07%             0.23%
----------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2000        $1.00        6.02%          $  227,093       0.37%           5.96%             0.37%
Year ended October 31, 2001         1.00        4.80%             784,035       0.34%           4.39%             0.34%
Year ended October 31, 2002         1.00        1.89%             699,936       0.32%           1.88%             0.32%
Year ended October 31, 2003         1.00        1.10%             688,510       0.31%           1.10%             0.31%
Year ended October 31, 2004         1.00        0.97%             512,827       0.32%           0.95%             0.32%
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.99%             614,129       0.33%           2.00%             0.33%
----------------------------------------------------------------------------------------------------------------------------

 *  Less than $0.005 per share.
(a) Class B Shares commenced operations on April 4, 2001.
    Class C Shares commenced operations on March 23, 2001.
    Class I Shares commenced operations on January 9, 2002.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(e) Excludes redemption charge.

See notes to financial statements.


                                             HSBC INVESTOR FAMILY OF FUNDS    27

          HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  INVESTMENT ACTIVITIES                  DIVIDENDS
                                                 -----------------------   -------------------------------------

                                     NET ASSET                                          NET REALIZED
                                      VALUE,        NET       TOTAL FROM      NET        GAINS FROM
                                     BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                     OF PERIOD     INCOME     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000            $1.00        0.05         0.05        (0.05)        (0.00)*       (0.05)
Year ended October 31, 2001             1.00        0.04         0.04        (0.04)           --         (0.04)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)           --         (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)           --         (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)           --         (0.01)*
Six months ended April 30, 2005
 (Unaudited)                            1.00        0.01         0.01        (0.01)           --         (0.01)*
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000            $1.00        0.05         0.05        (0.05)        (0.00)*       (0.05)
Year ended October 31, 2001             1.00        0.04         0.04        (0.04)           --         (0.04)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)           --         (0.01)
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*          --         (0.00)*
Year ended October 31, 2004             1.00        0.00*        0.00*       (0.00)*          --         (0.00)*
Six months ended April 30, 2005
 (Unaudited)                            1.00        0.00*        0.00*       (0.00)*          --         (0.00)*
----------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Year ended October 31, 2000            $1.00        0.05         0.05        (0.05)        (0.00)*       (0.05)
Year ended October 31, 2001             1.00        0.04         0.04        (0.04)           --         (0.04)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)           --         (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)           --         (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)           --         (0.01)*
Six months ended April 30, 2005
 (Unaudited)                            1.00        0.01         0.01        (0.01)           --         (0.01)*
----------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (e)      $1.00        0.00*        0.00*       (0.00)*          --         (0.00)*
Six months ended April 30, 2005 (f)
 (Unaudited)                           $1.00          --           --           --            --            --
----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2000            $1.00        0.06         0.06        (0.06)        (0.00)*       (0.06)
Year ended October 31, 2001             1.00        0.05         0.05        (0.05)           --         (0.05)
Year ended October 31, 2002             1.00        0.02         0.02        (0.02)           --         (0.02)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)           --         (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)           --         (0.01)
Six months ended April 30, 2005
 (Unaudited)                            1.00        0.01         0.01        (0.01)           --         (0.01)
----------------------------------------------------------------------------------------------------------------




                                                                                  RATIOS/SUPPLEMENTARY DATA
                                                                  ----------------------------------------------------------
                                                                                                 RATIO OF NET
                                     NET ASSET                    NET ASSETS      RATIO OF        INVESTMENT      RATIO OF
                                      VALUE,                      AT END OF      EXPENSES TO      INCOME TO     EXPENSES TO
                                      END OF       TOTAL            PERIOD       AVERAGE NET     AVERAGE NET    AVERAGE NET
                                      PERIOD     RETURN(a)         (000'S)        ASSETS(b)       ASSETS(b)     ASSETS(b)(d)
----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000            $1.00       5.32%          $1,024,292        0.75%           5.20%          0.75%
Year ended October 31, 2001             1.00       4.21%             864,287        0.73%           4.20%          0.73%
Year ended October 31, 2002             1.00       1.23%             780,008        0.72%           1.23%          0.72%
Year ended October 31, 2003             1.00       0.53%             606,108        0.72%           0.54%          0.72%
Year ended October 31, 2004             1.00       0.53%             640,096        0.73%           0.53%          0.73%
Six months ended April 30, 2005
 (Unaudited)                            1.00       0.75%             670,601        0.72%           1.52%          0.72%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000            $1.00       4.72%(c)       $   119.00        1.32%           4.61%          1.32%
Year ended October 31, 2001             1.00       3.59%(c)              144        1.33%           3.49%          1.33%
Year ended October 31, 2002             1.00       0.62%(c)               16        1.32%           0.74%          1.32%
Year ended October 31, 2003             1.00       0.26%(c)               17        0.98%           0.26%          1.34%
Year ended October 31, 2004             1.00       0.28%(c)               17        0.98%           0.28%          1.34%
Six months ended April 30, 2005
 (Unaudited)                            1.00       0.45%(c)               16        1.33%           0.90%          1.33%
----------------------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Year ended October 31, 2000            $1.00       5.47%          $  566,879        0.60%           5.36%          0.60%
Year ended October 31, 2001             1.00       4.37%             778,767        0.58%           4.25%          0.58%
Year ended October 31, 2002             1.00       1.38%             557,974        0.57%           1.39%          0.57%
Year ended October 31, 2003             1.00       0.68%             577,991        0.57%           0.66%          0.57%
Year ended October 31, 2004             1.00       0.68%             517,500        0.58%           0.67%          0.58%
Six months ended April 30, 2005
 (Unaudited)                            1.00       0.83%             477,780        0.57%           1.66%          0.57%
----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (e)      $1.00       0.01%          $        0**      0.20%           0.93%          0.21%
Six months ended April 30, 2005 (f)
 (Unaudited)                           $1.00          --                   0**         --              --             --
----------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2000            $1.00       5.74%          $  149,267        0.35%           5.71%          0.35%
Year ended October 31, 2001             1.00       4.63%             166,269        0.33%           4.52%          0.33%
Year ended October 31, 2002             1.00       1.63%             223,729        0.32%           1.62%          0.32%
Year ended October 31, 2003             1.00       0.94%             382,645        0.32%           0.93%          0.32%
Year ended October 31, 2004             1.00       0.93%             337,343        0.32%           0.91%          0.32%
Six months ended April 30, 2005
 (Unaudited)                            1.00       0.95%             396,631        0.32%           1.94%          0.32%
----------------------------------------------------------------------------------------------------------------------------

  * Less than $0.005 per share.
 ** Less than $500.
(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) Excludes redemption charge.
(d) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Class I commenced operations on December 24, 2003 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 10 days during the period.
(f) During the period, Class I shares had no operations. Net assets at the end of the year represent seed money.

See notes to financial statements.

28    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                              INVESTMENT ACTIVITIES          DIVIDENDS
                                             -----------------------   ----------------------

                                 NET ASSET
                                  VALUE,        NET       TOTAL FROM      NET
                                 BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                 OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
---------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2004 (f)  $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Six months ended April 30,
 2005 (g) (Unaudited)               1.00          --           --           --           --
---------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Period ended October 31, 2004 (a)  $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.01         0.01        (0.01)       (0.01)
---------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (f)  $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Six months ended April 30,
 2005 (g) (Unaudited)               1.00          --           --           --           --
---------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2004 (a)  $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.01         0.01        (0.01)       (0.01)
---------------------------------------------------------------------------------------------




                                                                             RATIOS/SUPPLEMENTARY DATA
                                                          ---------------------------------------------------------------
                                                                                         RATIO OF NET
                                                           NET ASSETS       RATIO OF      INVESTMENT         RATIO OF
                                 NET ASSET                  AT END OF     EXPENSES TO      INCOME TO       EXPENSES TO
                                 VALUE, END     TOTAL        PERIOD       AVERAGE NET     AVERAGE NET      AVERAGE NET
                                 OF PERIOD    RETURN(c)      (000'S)       ASSETS(d)       ASSETS(d)       ASSETS(d)(e)
-------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2004 (f)  $1.00        0.00%        $     0**        0.44%          0.51%            2.12%
Six months ended April 30,
 2005 (g) (Unaudited)               1.00           --              0**           --             --               --
-------------------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Period ended October 31, 2004 (a)  $1.00        0.23%        $ 3,248          0.27%          1.34%            1.50%
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.70%          2,046          0.44%          1.38%            1.07%
-------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (f)  $1.00        0.12%        $     0**        0.00%          1.07%            1.80%
Six months ended April 30,
 2005 (g) (Unaudited)               1.00           --              0**           --             --               --
-------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2004 (a)  $1.00        0.50%        $15,544          0.03%          1.27%            1.48%
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.82%         13,983          0.20%          1.64%            0.81%
-------------------------------------------------------------------------------------------------------------------------

  * Less than $0.005 per share.
(a) Class D commenced operations on August 24, 2004.
    Class Y commenced operations on June 7, 2004.
(b) Not being used
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(f) Class A commenced operations on August 27, 2004 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 5 days during the period.
    Class I commenced operations on June 25, 2004 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 40 days during the period.
(g) During the period, Class A and Class I shares had no operations. Net assets at the end of the year represent seed money.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    29

         HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
         .......................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                              INVESTMENT ACTIVITIES          DIVIDENDS
                                             -----------------------   ----------------------

                                 NET ASSET
                                  VALUE,        NET       TOTAL FROM      NET
                                 BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                 OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
---------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000        $1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2001         1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002         1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003         1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004         1.00        0.00*        0.00*       (0.00)*      (0.00)*
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.01         0.01        (0.01)       (0.01)
---------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000 (c)    $1.00          --           --           --           --
Year ended October 31, 2001 (c)     1.00          --           --           --           --
Year ended October 31, 2002         1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003         1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004         1.00        0.00*        0.00*       (0.00)*      (0.00)*
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.00*        0.00*       (0.00)*      (0.00)*
---------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (f)  $1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2002         1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003         1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004 (g)     1.00        0.00*        0.00*       (0.00)*      (0.00)*
Six months ended April 30,
 2005 (h) (Unaudited)               1.00          --           --           --           --
---------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Year ended October 31, 2000        $1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2001         1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2002         1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003         1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004         1.00        0.01         0.01        (0.01)       (0.01)
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.01         0.01        (0.01)       (0.01)
---------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2000        $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2001         1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2002         1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003         1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004         1.00        0.01         0.01        (0.01)       (0.01)
Six months ended April 30,
 2005 (Unaudited)                   1.00        0.01         0.01        (0.01)       (0.01)
---------------------------------------------------------------------------------------------






                                                                             RATIOS/SUPPLEMENTARY DATA
                                                           -------------------------------------------------------------
                                                                                          RATIO OF
                                                                                             NET
                                 NET ASSET                 NET ASSETS     RATIO OF       INVESTMENT         RATIO OF
                                  VALUE,                   AT END OF      EXPENSES        INCOME TO         EXPENSES
                                  END OF       TOTAL         PERIOD      TO AVERAGE        AVERAGE         TO AVERAGE
                                  PERIOD     RETURN(a)      (000'S)     NET ASSETS(b)   NET ASSETS(b)   NET ASSETS(b)(e)

------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000        $1.00       3.24%        $134,841        0.73%           3.17%            0.73%
Year ended October 31, 2001         1.00       2.47%         126,585        0.72%           2.48%            0.72%
Year ended October 31, 2002         1.00       0.82%         146,759        0.70%           0.82%            0.70%
Year ended October 31, 2003         1.00       0.46%         150,169        0.70%           0.46%            0.70%
Year ended October 31, 2004         1.00       0.40%         217,659        0.70%           0.42%            0.70%
Six months ended April 30,
 2005 (Unaudited)                   1.00       0.56%         147,619        0.68%           1.11%            0.70%
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000 (c)    $1.00          --        $      0**         --              --               --
Year ended October 31, 2001 (c)     1.00          --               0**         --              --               --
Year ended October 31, 2002         1.00       0.06%(d)           17        1.28%           0.19%            1.28%
Year ended October 31, 2003         1.00       0.27%(d)           17        0.89%           0.27%            1.28%
Year ended October 31, 2004         1.00       0.26%(d)          683        0.96%           0.26%            1.31%
Six months ended April 30,
 2005 (Unaudited)                   1.00       0.26%(d)          537        1.28%           0.53%            1.30%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (f)  $1.00       0.88%(d)     $      1        1.37%           1.40%            1.37%
Year ended October 31, 2002         1.00       0.14%(d)            0        1.16%           0.36%            1.33%
Year ended October 31, 2003         1.00       0.06%(d)           24        0.71%           0.26%            1.30%
Year ended October 31, 2004 (g)     1.00       0.06%(d)            0**      0.78%           0.26%            1.29%
Six months ended April 30,
 2005 (h) (Unaudited)               1.00          --               0**         --              --               --
------------------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Year ended October 31, 2000        $1.00       3.39%        $100,291        0.58%           3.35%            0.58%
Year ended October 31, 2001         1.00       2.63%         182,326        0.57%           2.44%            0.57%
Year ended October 31, 2002         1.00       0.97%         226,280        0.55%           0.97%            0.55%
Year ended October 31, 2003         1.00       0.61%         201,277        0.55%           0.61%            0.55%
Year ended October 31, 2004         1.00       0.56%         171,151        0.55%           0.54%            0.55%
Six months ended April 30,
 2005 (Unaudited)                   1.00       0.63%         176,724        0.53%           1.30%            0.55%
------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2000        $1.00       3.65%        $ 42,306        0.33%           3.64%            0.33%
Year ended October 31, 2001         1.00       2.88%          71,289        0.32%           2.76%            0.32%
Year ended October 31, 2002         1.00       1.22%         107,422        0.30%           1.21%            0.30%
Year ended October 31, 2003         1.00       0.86%         167,776        0.30%           0.86%            0.30%
Year ended October 31, 2004         1.00       0.81%          98,260        0.30%           0.79%            0.30%
Six months ended April 30,
 2005 (Unaudited)                   1.00       0.76%         187,274        0.28%           1.56%            0.30%
------------------------------------------------------------------------------------------------------------------------

  * Less than $0.005 per share.
 ** Less than $500.
(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) During the period, Class B Shares had no operations. Net assets at the end of the period represent seed money.
(d) Excludes redemption charge.
(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(f) Class C Shares commenced operations on March 19, 2001.
(g) Class C was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 81 days during the period.
(h) During the period, Class C Shares had no operations.

See notes to financial statements.

30   HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
          INDICATED.

                                                     INVESTMENT ACTIVITIES             DIVIDENDS
                                                    ------------------------    -----------------------

                                       NET ASSET                                                           NET ASSET
                                        VALUE,         NET        TOTAL FROM       NET                      VALUE,
                                       BEGINNING    INVESTMENT    INVESTMENT    INVESTMENT      TOTAL       END OF        TOTAL
                                       OF PERIOD      INCOME      ACTIVITIES      INCOME      DIVIDENDS     PERIOD      RETURN(c)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000              $1.00         0.03          0.03         (0.03)        (0.03)       $1.00         3.24%
Period ended October 31, 2001 (b)         1.00         0.01          0.01         (0.01)        (0.01)        1.00         1.10%
Year ended October 31, 2002               1.00         0.01          0.01         (0.01)        (0.01)        1.00         1.00%
Year ended October 31, 2003               1.00         0.00*         0.00*        (0.00)*       (0.00)*       1.00         0.35%
Year ended October 31, 2004               1.00         0.00*         0.00*        (0.00)*       (0.00)*       1.00         0.39%
Six months ended April 30, 2005
 (Unaudited)                              1.00         0.01          0.01         (0.01)        (0.01)        1.00         0.74%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (b)        $1.00         0.00*         0.00*        (0.00)*       (0.00)*      $1.00         0.04%
Six months ended April 30, 2005
 (Unaudited)                              1.00         0.00*         0.00*        (0.00)*       (0.00)*       1.00         0.44%
---------------------------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Year ended October 31, 2000              $1.00         0.03          0.03         (0.03)        (0.03)       $1.00         3.39%
Period ended October 31, 2001 (b)         1.00         0.01          0.01         (0.01)        (0.01)        1.00         1.26%
Year ended October 31, 2002               1.00         0.01          0.01         (0.01)        (0.01)        1.00         1.15%
Year ended October 31, 2003               1.00         0.00*         0.00*        (0.00)*       (0.00)*       1.00         0.50%
Year ended October 31, 2004               1.00         0.01          0.01         (0.01)        (0.01)        1.00         0.54%
Six months ended April 30, 2005
 (Unaudited)                              1.00         0.01          0.01         (0.01)        (0.01)        1.00         0.81%
---------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (e)        $1.00         0.00*         0.00*        (0.00)*       (0.00)*      $1.00         0.02%
Six months ended April 30, 2005 (f)
 (Unaudited)                              1.00         0.01*         0.01*        (0.01)*       (0.01)*       1.00         0.56%
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (b)        $1.00         0.01          0.01         (0.01)        (0.01)       $1.00         1.40%
Year ended October 31, 2002               1.00         0.01          0.01         (0.01)        (0.01)        1.00         1.41%
Year ended October 31, 2003               1.00         0.01          0.01         (0.01)        (0.01)        1.00         0.75%
Year ended October 31, 2004               1.00         0.01          0.01         (0.01)        (0.01)        1.00         0.79%
Six months ended April 30, 2005
 (Unaudited)                              1.00         0.01          0.01         (0.01)        (0.01)        1.00         0.94%
---------------------------------------------------------------------------------------------------------------------------------





                                                        RATIOS/SUPPLEMENTARY DATA
                                     ----------------------------------------------------------------
                                                                      RATIO OF
                                                                         NET
                                     NET ASSETS      RATIO OF        INVESTMENT          RATIO OF
                                     AT END OF       EXPENSES         INCOME TO          EXPENSES
                                       PERIOD       TO AVERAGE         AVERAGE          TO AVERAGE
                                      (000'S)      NET ASSETS(d)    NET ASSETS(d)    NET ASSETS(a)(d)

-----------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000           $134,841         0.73%            3.17%             0.73%
Period ended October 31, 2001 (b)          186         0.80%            2.39%             1.16%
Year ended October 31, 2002            156,661         0.80%            0.83%             0.81%
Year ended October 31, 2003             73,217         0.77%            0.38%             0.80%
Year ended October 31, 2004             85,882         0.71%            0.39%             0.76%
Six months ended April 30, 2005
 (Unaudited)                           123,333         0.75%            1.51%             0.75%
-----------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (b)     $     38         1.31%            0.18%             1.35%
Six months ended April 30, 2005
 (Unaudited)                                38         1.35%            0.89%             1.35%
-----------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Year ended October 31, 2000           $100,291         0.58%            3.35%             0.58%
Period ended October 31, 2001 (b)       28,282         0.65%            2.58%             0.98%
Year ended October 31, 2002             97,788         0.65%            1.09%             0.71%
Year ended October 31, 2003            147,547         0.62%            0.46%             0.66%
Year ended October 31, 2004            208,633         0.56%            0.54%             0.60%
Six months ended April 30, 2005
 (Unaudited)                           253,868         0.60%            1.66%             0.60%
-----------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (e)     $      0**       0.17%            0.77%             0.23%
Six months ended April 30, 2005 (f)
 (Unaudited)                            32,779         0.23%            2.29%             0.24%
-----------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (b)     $ 22,710         0.40%            2.78%             0.75%
Year ended October 31, 2002             36,841         0.40%            1.38%             0.51%
Year ended October 31, 2003             31,199         0.36%            0.78%             0.39%
Year ended October 31, 2004            172,704         0.31%            0.82%             0.35%
Six months ended April 30, 2005
 (Unaudited)                            82,036         0.35%            1.86%             0.35%
-----------------------------------------------------------------------------------------------------

  * Less than $0.005 per share.
 ** Less than $500
(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Class A (Investor) Shares commenced operations on May 24, 2001.
    Class B Shares commenced operations on August 13, 2004.
    Class D (Private Investor) Shares commenced operations on May 14, 2001. Class Y Shares commenced operations on May 11, 2001.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Class I was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 13 days during the period.
(f) Class I was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 96 days during the period.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    31

          HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
          INDICATED.

                                                  INVESTMENT ACTIVITIES          DIVIDENDS
                                                 -----------------------   ----------------------

                                     NET ASSET
                                      VALUE,        NET       TOTAL FROM      NET
                                     BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                     OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 2002 (b)      $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)       (0.01)
Six months ended April 30, 2005
 (Unaudited)                            1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2002 (b)      $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)       (0.01)
Six months ended April 30, 2005
 (Unaudited)                            1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------


                                                                              RATIOS/SUPPLEMENTARY DATA
                                                               --------------------------------------------------------
                                                                                             RATIO OF
                                                                                                NET
                                     NET ASSET                 NET ASSETS     RATIO OF      INVESTMENT      RATIO OF
                                      VALUE,                   AT END OF      EXPENSES       INCOME TO     EXPENSES TO
                                      END OF       TOTAL         PERIOD      TO AVERAGE     AVERAGE NET    AVERAGE NET
                                      PERIOD     RETURN(c)      (000'S)     NET ASSETS(d)    ASSETS(d)    ASSETS(a)(d)

-----------------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 2002 (b)      $1.00       0.37%        $99,677         0.40%          0.99%          0.71%
Year ended October 31, 2003             1.00       0.59%         83,650         0.51%          0.60%          0.71%
Year ended October 31, 2004             1.00       0.58%        122,260         0.52%          0.59%          0.71%
Six months ended April 30, 2005
 (Unaudited)                            1.00       0.65%        157,473         0.51%          1.32%          0.66%
-----------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2002 (b)      $1.00       0.39%        $ 1,035         0.09%          1.37%          0.45%
Year ended October 31, 2003             1.00       0.84%          4,747         0.27%          0.78%          0.47%
Year ended October 31, 2004             1.00       0.83%          2,013         0.27%          0.82%          0.46%
Six months ended April 30, 2005
 (Unaudited)                            1.00       0.77%          5,738         0.26%          1.55%          0.41%
-----------------------------------------------------------------------------------------------------------------------

  * Less than $0.005 per share.
(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Class D (Private Investor) Shares commenced operations on June 17, 2002. Class Y Shares commenced operations on July 18, 2002.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.

See notes to financial statements.

32    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the 'Act'), as an open-end management investment company. The Trust contains the following funds (individually a 'Fund,' collectively the 'Funds'):

FUND                                                    SHORT NAME
----                                                    ----------
HSBC Investor Money Market Fund                         Money Market Fund
HSBC Investor U.S. Government Money Market Fund         U.S. Government Money Market Fund
HSBC Investor Tax-Free Money Market Fund                Tax-Free Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund       N.Y. Tax-Free Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund           U.S. Treasury Money Market Fund
HSBC Investor California Tax-Free Money Market Fund     California Tax-Free Money Market Fund

        The Funds are separate series of the Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue five classes of shares, Class A (Investor) Shares, Class B Shares, Class C Shares, Class D (Private Investor) Shares, and Class Y Shares. In addition, the Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund are authorized to issue Class I Shares. Each class of shares in each Fund has identical rights and privileges, except with respect to fees paid under shareholder servicing and/or distribution plans, management operational support fees, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

        Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Investments of the Funds are valued at amortized cost, which approximates value, except for investments in other money market funds, which are priced at net asset value as reported by such companies. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

    SECURITY TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities are reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, money market securities are reflected as of trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

                                             HSBC INVESTOR FAMILY OF FUNDS    33

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    RESTRICTED SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the '1933 Act') or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At April 30, 2005, the HSBC Money Market Fund held restricted securities representing 30.9% of net assets, the HSBC New York Tax-Free Money Market Fund held restricted securities representing 2.2% of net assets, and the HSBC California Tax-Free Money Market Fund held restricted securities representing 2.1% of net assets.

        The restricted securities held as of April 30, 2005 are identified below:

                                       ACQUISITION   ACQUISITION    PRINCIPAL
SECURITY NAME                             DATE         COST($)      AMOUNT($)     VALUE($)
-------------                             ----         -------      ---------     --------
MONEY MARKET FUND
Depfa Bank PLC, 2.83%, 5/16/05.......   3/11/2005     49,941,354    50,000,000    49,941,354
Depfa Bank PLC, 3.04%, 7/7/05........    4/6/2005     49,718,973    50,000,000    49,718,973
Depfa Bank PLC, 3.12%, 7/21/05.......   4/26/2005     49,651,251    50,000,000    49,651,251
Goldman Sachs Promissory Note, 2.60%
  7/26/05............................   7/26/2004    225,000,000   225,000,000   225,000,000
Hertz Fleet Funding, 2.92%, 5/9/05...   3/18/2005     71,941,448    71,988,000    71,941,448
Hertz Fleet Funding, 2.86%,
  5/12/05............................    4/8/2005     24,978,153    25,000,000    24,978,153
Hertz Fleet Funding, 3.06%,
  6/20/05............................   4/27/2005     24,894,444    25,000,000    24,894,235
Hertz Fleet Funding, 3.06%,
  6/20/05............................   4/29/2005     37,839,028    38,000,000    37,839,237
K2 (USA) LLC, 2.82%, 5/3/05..........   4/23/2004     89,999,975    90,000,000    89,999,975
K2 (USA) LLC, 2.82%, 3/15/06.........    3/7/2005     74,993,458    75,000,000    74,993,458
Merrill Lynch &Co., 2.90%, 4/4/06....   1/13/2004    150,000,000   150,000,000   150,000,000
Sigma Finance, Inc., 2.81%,
  11/16/05...........................  11/18/2004     99,987,834   100,000,000    99,987,834
Sigma Finance, Inc., 2.81%, 2/8/06...   1/26/2005     49,992,268    50,000,000    49,992,268
Sigma Finance, Inc. 2.81%, 2/23/06...   2/10/2005     49,991,882    50,000,000    49,991,882
White Pine Finance LLC, 2.92%,
  12/6/05............................   3/11/2005     40,000,000    40,000,000    40,000,000

N.Y. TAX-FREE MONEY MARKET FUND
Puerto Rico Electric Power Authority,
  1.85%, 7/1/29......................   8/16/2002      3,300,000     3,300,000     3,300,000
Puerto Rico Public Finance Corp.,
  1.85%, 12/1/19.....................   7/30/2003      8,000,000     8,000,000     8,000,000

CALIFORNIA TAX-FREE MONEY MARKET FUND
California Pollution Control
  Financing Authority Revenue, 1.85%,
  6/1/06.............................    7/1/2004      2,495,000     2,495,000     2,495,000
Puerto Rico Public Finance Corp.,
  1.85%, 12/1/19.....................   7/30/2003      1,000,000     1,000,000     1,000,000

    REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System or which is a 'primary dealer' (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

34    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    LINE OF CREDIT:

        The funds participate in a short-term, demand note agreement with HSBC Bank USA, an affliate of the Investment Adviser (defined below). Under the agreement, the funds may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

        During the period ended April 30, 2005, the Tax Free Money Market, U.S. Government Money Market, New York Tax Free Money Market, California Tax Free Money Market, U.S. Treasury Money Market, and Money Market Funds had borrowed against the Line of Credit an amount. The details of the borrowing were as follows:

                                                          AVERAGE AMOUNT   AVERAGE INTEREST   TOTAL INTEREST
   FUND                                                    OUTSTANDING           RATE            CHARGED
   ----                                                    -----------           ----            -------
   Tax Free Money Market................................   $   974,031          2.54%             $  273
   U.S. Government Money Market.........................   $38,000,000          2.93%             $3,093
   New York Tax Free Money Market.......................   $ 3,995,189          3.24%             $1,670
   California Tax Free Money Market.....................   $    74,296          3.00%             $   37
   U.S. Treasury Money Market...........................   $ 3,044,643          3.14%             $1,388
   Money Market.........................................   $48,113,387          3.17%             $8,473

    ALLOCATIONS:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific), and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

    DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the components of net assets; temporary differences do not require reclassification.

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments

                                             HSBC INVESTOR FAMILY OF FUNDS    35

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    pursuant to an Investment Advisory Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on average daily net assets, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
Money Market Fund...........................................   0.10%
U.S. Government Money Market Fund...........................   0.10%
Tax Free Money Market Fund..................................   0.10%
N.Y. Tax-Free Money Market Fund.............................   0.10%
U.S. Treasury Money Market Fund.............................   0.10%
California Tax-Free Money Market Fund.......................   0.10%

        HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on average daily net assets of Class A (Investor) Shares, Class B Shares, Class C Shares, Class D (Private Investor) Shares and Class Y Shares, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
Money Market Fund...........................................   0.10%
U.S. Government Money Market Fund...........................   0.10%
Tax-Free Money Market Fund..................................   0.10%
N.Y. Tax-Free Money Market Fund.............................   0.05%
U.S. Treasury Money Market Fund.............................   0.10%
California Tax-Free Money Market Fund.......................   0.10%

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trust are affiliated, serves the Trust as Administrator. Such officers are, except for the Chief Compliance Officer as described below, paid no fees directly by the Funds for serving as officers of the Trust. Under the terms of the Administration Agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. BISYS Ohio may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds. In addition, BISYS provides an employee to serve as Chief Compliance Officer for the Funds including providing certain related services, for which it receives an additional fee.

        All voluntary administration fee waivers are not subject to recoupment in subsequent fiscal periods.

        On June 13, 2005 the Board approved a proposal for HSBC to serve as the Administrator of the Funds, which will be effective July 1, 2005 under the same compensation structure as those currently with BISYS. In addition, the Board approved a proposal for BISYS to serve as the sub-Administrator to HSBC, in which BISYS will be compensated directly by HSBC effective July 1, 2005.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Trust as the Distributor (the 'Distributor'). The Trust has adopted a non-compensatory Distribution Plan and

36    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25%, 0.75%, 0.75% and 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged), Class B Shares, Class C Shares and Class D (Private Investor) Shares (currently not being charged) of the Fund, respectively. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing each Fund's shares.

        All voluntary distribution fee waivers are not subject to recoupment in subsequent fiscal periods.

    SHAREHOLDER SERVICING:

        The Trust has entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services the shareholder servicing agents receive a fee of 0.60%, 0.25%, 0.25%, and 0.25% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A (Investor) Shares, Class B Shares, Class C Shares and Class D Shares of the Fund, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.85%, 1.00%, 1.00% and 0.50% annually of each Fund's average daily net assets of Class A (Investor) Shares, Class B Shares, Class C Shares and Class D (Private Investor) Shares, respectively.

    FUND ACCOUNTING, TRANSFER AGENT, AND CUSTODIAN:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the Funds. For services to the Funds, BISYS Ohio receives an annual fee, including reimbursement for certain expenses, from each Fund accrued daily and paid monthly. Compensation HSBC receives for services to the Funds as custodian is presented in the Statement of Operations as custodian fees.

        All voluntary transfer agent waivers are not subject to recoupment in subsequent fiscal periods.

    EXPENSE REDUCTION:

        The Investment Adviser has agreed to limit the annual total expenses, exclusive of taxes, brokerage commissions, interest, and extraordinary expenses, of the Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                       EXPENSE
FUND                                                          CLASS  LIMITATIONS
----                                                          -----  -----------
Money Market Fund...........................................    I       0.20%
U.S. Government Money Market Fund...........................    I       0.20
U.S. Treasury Money Market Fund.............................    I       0.20
California Tax-Free Money Market Fund.......................    A       0.80*
California Tax-Free Money Market Fund.......................    B       1.40*
California Tax-Free Money Market Fund.......................    C       1.40*
California Tax-Free Money Market Fund.......................    D       0.65
California Tax-Free Money Market Fund.......................    Y       0.40

--------------

        *These classes have not commenced operations as of April 30, 2005.

        All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

4.  CONCENTRATION OF CREDIT RISK:

        The N.Y. Tax-Free Money Market Fund and California Tax-Free Money Market Fund invest primarily in debt obligations issued by the State of New York and the State of California and their respective political subdivisions, agencies and public authorities. The Funds are more susceptible to economic and political factors adversely affecting

                                             HSBC INVESTOR FAMILY OF FUNDS    37

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    issuers of New York and California specific municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

5.  PAYMENTS FROM AFFILIATE:

        During the period ended April 30, 2005, HSBC reimbursed certain advisory fees of the Funds related to violations of certain investment policies and limitations. HSBC also reimbursed the Funds for interest on these amounts. The amounts, along with the corresponding impact to the net expense ratio, net income ratio, and total return for the period ended April 30, 2005, are as follows:

                                                                                     NET      NET
                                               ADVISORY                            EXPENSE   INCOME   TOTAL
   FUND                                        FEES (1)   INTEREST (2)    TOTAL     RATIO    RATIO    RETURN
   ----                                        --------   ------------    -----     -----    -----    ------
   New York Tax-Free Money Market Fund
     Class A Shares..........................  $16,073       $  734      $16,807    0.02%    0.02%    0.00%
   New York Tax-Free Money Market Fund
     Class B Shares..........................       69            3           72    0.02%    0.02%    0.00%
   New York Tax-Free Money Market Fund
     Class D Shares..........................   20,463          934       21,397    0.02%    0.02%    0.00%
   New York Tax-Free Money Market Fund
     Class Y Shares..........................   11,602          530       12,132    0.02%    0.02%    0.00%
   California Tax-Free Money Market Fund
     Class D Shares..........................    3,158          144        3,302    0.00%    0.00%    0.00%
   California Tax-Free Money Market Fund
     Class Y Shares..........................      121            6          127    0.00%    0.00%    0.00%
                                               -------       ------      -------
   Total.....................................  $51,486       $2,351      $53,837

--------------

        (1) Amounts relate to the reimbursement of advisory fees on the investment in certain investment companies and are included in 'Fees reduced by the Investment Advisor' on the Statements of Operations.

        (2) Amounts relate to the reimbursement of computed interest on the amounts noted in (1) above and are included in 'Other income' on the Statements of Operations.

6.  INVESTMENT ADVISOR CONTRACT APPROVAL:

        Each Board of Trustees including the non-interested Trustees (the 'Board of Trustees' of HSBC Investor Funds, HSBC Advisor Funds and HSBC Portfolios approved renewal of the investment advisory agreement, and, where applicable, sub-advisory agreement (collectively, 'Advisory Contracts') with respect to each Trust's respective Funds or Portfolios at an in-person meeting held on December 13, 2004. In determining whether it was appropriate to approve each Advisory Contract, each Board of Trustees requested information, provided by the Adviser, and, where applicable, Sub-Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided, each Board of Trustees determined that each Advisory Contract is consistent with the best interests of each Fund and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders. Each Board of Trustees made these determinations on the basis of the following considerations, among others:

         -- The investment advisory fees payable to the Adviser and, where applicable, Sub-Adviser under each Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with each Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

         -- Each Advisory Contract did not increase the level of current investment advisory fees or overall operating expenses of each Fund over historical fee and expense levels;

38    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

         -- The nature, quality and extent of the investment advisory services provided by the Adviser and, where applicable, Sub-Adviser to each Fund, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

         -- The Adviser's and, where applicable, Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

         -- The Adviser's entrepreneurial commitment to the management and success of each Fund, which could entail a substantial commitment of resources to the successful operation of each Fund; and

         -- The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and, where applicable, Sub-Adviser.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, each Board of Trustees unanimously approved the respective Advisory Contract with respect to the Funds and Portfolios.

        New Advisory Contract between the Adviser and the Sub-Advisers to the Growth and Income Fund and Mid-Cap Fund (collectively, the 'Agreements') were approved by the Board of Trustees of HSBC Investor Funds, with respect to the Growth and Income Fund and the Mid-Cap Fund, at a meeting of the Board of Trustees held on March 7-8, 2005. The Agreements were approved by the shareholders of the respective Funds at a meeting of the shareholders held on April 18, 2005.

        In determining whether to approve the Agreements, the Board of Trustees requested and received extensive materials and information from the Adviser to assist them in considering the approval of the Agreements. Based on its review of the information requested and provided, and the discussions with management of the Adviser, the Board of Trustees determined that approval of the Agreements was consistent with the best interests of each Fund and its shareholders, and would enable each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of that Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

         -- Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board of Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and each Fund's Sub-Adviser, in light of the high quality services provided to the other manager-of-manager mutual funds advised by the Adviser, and each Fund's Sub-Adviser's historic performance managing accounts having similar investment objectives as the Funds. The Board of Trustees also considered the services provided by the Adviser such as supervision of Fund operations and compliance and regulatory filings as well as disclosures to shareholders, general oversight of service providers and coordination of Fund marketing initiatives. The Board of Trustees considered the Adviser's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds, as well as the Adviser's agreement to waive 0.05% of its advisory fee for a period of at least one year with respect to each Fund.

         -- Investment Performance of the Fund, Adviser and Sub-Advisers. The Board of Trustees considered short- and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds, as well as each Fund's sub-adviser's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding each Fund's peer groups, noting in particular that the proposed combined advisory and sub-advisory fees were competitive with the advisory fees charged by other funds in each Fund's peer group.

         -- Costs of Services and Profits Realized by the Adviser. The Board of Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Board of Trustees considered that the combined management fees under the Agreements would increase the investment advisory fees of the Funds by 0.05%, with respect to the Growth and Income Fund, and 0.20%, with respect to the Mid-Cap Fund, over historical fee levels (no increase with respect to the Growth and Income Fund and 0.15% with respect to the Mid-Cap Fund after giving effect to the Adviser's agreement to waive 0.05% of its advisory fee under the New Agreement), but concluded that the combined advisory fees payable to the Adviser and each Fund's Sub-Adviser are fair and reasonable in light of the

                                             HSBC INVESTOR FAMILY OF FUNDS    39

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

             services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds.

         -- Other Relevant Considerations -- Adviser Personnel. The Board of Trustees considered the Adviser's representations regarding the Adviser's manager-of-managers staffing and capabilities to oversee each Fund's Sub-Adviser and the sub-adviser's staffing and capabilities to manage the Fund. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and each Fund's Sub-Adviser.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements with respect to the Growth and Income Fund and the Mid-Cap Fund.

40    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          TABLE OF SHAREHOLDER EXPENSES -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 through April 30, 2005.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                     BEGINNING        ENDING         EXPENSE PAID         EXPENSE RATIO
                                   ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*        DURING PERIOD
                                      11/1/04         4/30/05      11/1/04 - 4/30/05    11/1/04 - 4/30/05
                                      -------         -------      -----------------    -----------------
U.S. Government Money
  Market Fund             Class A    $1,000.00       $1,007.50           $3.58                0.72%
                          Class Y     1,000.00        1,009.50            1.59                0.32%
                          Class B     1,000.00        1,004.50            6.61                1.33%
                          Class D     1,000.00        1,008.30            2.84                0.57%

N.Y. Tax-Free Money
  Market Fund             Class A     1,000.00        1,005.60            3.38                0.68%
                          Class Y     1,000.00        1,007.60            1.39                0.28%
                          Class B     1,000.00        1,002.60            6.36                1.28%
                          Class D     1,000.00        1,006.30            2.64                0.53%

Money Market Fund         Class A     1,000.00        1,007.90            3.63                0.73%
                          Class Y     1,000.00        1,009.90            1.64                0.33%
                          Class B     1,000.00        1,004.90            6.61                1.33%
                          Class C     1,000.00        1,004.90            6.61                1.33%
                          Class D     1,000.00        1,008.70            2.89                0.58%
                          Class I     1,000.00        1,010.50            1.00                0.20%

U.S. Treasury Money
  Market Fund             Class A     1,000.00        1,007.40            3.73                0.75%
                          Class Y     1,000.00        1,009.40            1.74                0.35%
                          Class B     1,000.00        1,004.40            6.71                1.35%
                          Class D     1,000.00        1,008.10            2.99                0.60%
                          Class I     1,000.00        1,005.60            1.14                0.23%

California Tax-Free
  Money Market Fund       Class Y     1,000.00        1,007.70            1.29                0.26%
                          Class D     1,000.00        1,006.50            2.54                0.51%

Tax-Free Money Market
  Fund                    Class Y     1,000.00        1,008.20            0.80                0.20%
                          Class D     1,000.00        1,007.00            0.83                0.44%

                                                        (footnotes on next page)

                                             HSBC INVESTOR FAMILY OF FUNDS    41

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          TABLE OF SHAREHOLDER EXPENSES -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

(footnotes from previous page)

         * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

        ** The following fund Classes did not have a full 6 months of expenses during the period and as such are not presented in the table above.

           U.S. Government Money Market Fund C Shares
           N.Y. Tax-Free Money Market Fund C Shares
           Tax Free Money Market Fund A Shares and I Shares

42    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          TABLE OF SHAREHOLDER EXPENSES -- APRIL 30, 2005 (UNAUDITED)
          (CONTINUED)
          ......................................................................

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING        ENDING         EXPENSE PAID         EXPENSE RATIO
                                   ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*        DURING PERIOD
                                      11/1/04         4/30/05      11/1/04 - 4/30/05    11/1/04 - 4/30/05
                                      -------         -------      -----------------    -----------------
U.S. Government Money
  Market Fund             Class A    $1,000.00       $1,021.22           $3.61                0.72%
                          Class Y     1,000.00        1,023.21            1.61                0.32%
                          Class B     1,000.00        1,018.20            6.66                1.33%
                          Class D     1,000.00        1,021.97            2.86                0.57%

N.Y. Tax-Free Money
  Market Fund             Class A     1,000.00        1,021.42            3.41                0.68%
                          Class Y     1,000.00        1,023.41            1.40                0.28%
                          Class B     1,000.00        1,018.45            6.41                1.28%
                          Class D     1,000.00        1,022.17            2.66                0.53%

Money Market Fund         Class A     1,000.00        1,021.17            3.66                0.73%
                          Class Y     1,000.00        1,023.16            1.66                0.33%
                          Class B     1,000.00        1,018.20            6.66                1.33%
                          Class C     1,000.00        1,018.20            6.66                1.33%
                          Class D     1,000.00        1,021.92            2.91                0.58%
                          Class I     1,000.00        1,023.80            1.00                0.20%

U.S. Treasury Money
  Market Fund             Class A     1,000.00        1,021.08            3.76                0.75%
                          Class Y     1,000.00        1,023.06            1.76                0.35%
                          Class B     1,000.00        1,018.10            6.76                1.35%
                          Class D     1,000.00        1,021.82            3.01                0.60%
                          Class I     1,000.00        1,023.65            1.15                0.23%

California Tax-Free
  Money Market Fund       Class Y     1,000.00        1,023.51            1.30                0.26%
                          Class D     1,000.00        1,022.27            2.56                0.51%

Tax-Free Money Market
  Fund                    Class Y     1,000.00        1,023.80            1.00                0.20%
                          Class D     1,000.00        1,022.61            2.21                0.44%

--------------

         * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

        ** The following fund Classes did not have a full 6 months of expenses during the period and as such are not presented in the table above.

           U.S. Government Money Market Fund C Shares
           N.Y. Tax-Free Money Market Fund C Shares
           Tax Free Money Market Fund A Shares and I Shares

                                             HSBC INVESTOR FAMILY OF FUNDS    43

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

SHAREHOLDER MEETING RESULTS (UNAUDITED)

At a Special Meeting of Shareholders held on March 21, 2005, a proposal to elect seven nominees was approved on behalf of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the 'Trusts'). The number of shares voted for, against or abstained are as follows:

HSBC INVESTOR FUNDS

                                                                   FOR          AGAINST     ABSTAIN
                                                                   ---          -------     -------
Stephen J. Baker............................................  4,013,227,309   396,540,860      0
Richard A. Brealey..........................................  4,013,550,074   396,218,095      0
Frederick C. Chen...........................................  4,012,525,304   397,242,865      0
Alan A. Parsow..............................................  4,013,083,446   396,684,723      0
Thomas F. Robards...........................................  4,013,262,198   396,505,971      0
Larry M. Robbins............................................  4,012,517,654   397,250,515      0
Michael Seely...............................................  4,013,282,990   396,485,179      0

HSBC ADVISOR FUNDS TRUST

                                                                  FOR       AGAINST   ABSTAIN
                                                                  ---       -------   -------
Stephen J. Baker............................................  520,578,380   72,648       0
Richard A. Brealey..........................................  520,578,380   72,648       0
Frederick C. Chen...........................................  520,651,028        0       0
Alan A. Parsow..............................................  520,627,071   23,957       0
Thomas F. Robards...........................................  520,627,071   23,957       0
Larry M. Robbins............................................  520,622,082   28,946       0
Michael Seely...............................................  520,627,071   23,957       0

HSBC INVESTOR PORTFOLIOS

                                                                 FOR       AGAINST   ABSTAIN
                                                                 ---       -------   -------
Stephen J. Baker............................................  63,969,810   59,867       0
Richard A. Brealey..........................................  63,975,736   53,941       0
Frederick C. Chen...........................................  63,984,270   45,407       0
Alan A. Parsow..............................................  63,978,788   50,889       0
Thomas F. Robards...........................................  63,958,729   70,948       0
Larry M. Robbins............................................  63,972,348   57,329       0
Michael Seely...............................................  63,963,174   66,504       0

44    HSBC INVESTOR PORTFOLIOS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Funds voting record for the 12 month period ending June 30, 2005 is available at the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

HSBC INVESTOR FAMILY OF FUNDS:

INVESTMENT ADVISER
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS
   For HSBC Bank USA and
   HSBC Brokerage (USA) Inc. Clients:
   HSBC Bank USA
   452 Fifth Avenue
   New York, NY 10018
   1-888-525-5757

   For All Other Shareholders:
   HSBC Investor Funds
   P.O. Box 182845
   Columbus, OH 43218-2845
   1-800-782-8183

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
HSBC Bank USA
452 Fifth Avenue
New York, NY 10018

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd.
Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

   The HSBC Investor Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

   HSB-0009                                                                06/05

Semi-Annual Report

HSBC Investor LifeLine Funds'TM'
-------------------------------------------------------------------------------

LifeLine

It's simple.

It's easy.

It's affordable


April 30, 2005

HSBC Investor Aggressive
Growth Strategy Fund

HSBC Investor Growth
Strategy Fund

HSBC Investor Moderate
Growth Strategy Fund

HSBC Investor Conservative
Growth Strategy Fund

HSBC Investor Conservative
Income Strategy Fund

HSBC Investor LifeLine Funds

[HSBC LOGO]

Table of Contents
--------------------------------------------------------------------------------

HSBC Investor Lifeline Funds
Semi-Annual Report - April 30, 2005


Glossary of Terms

Chairman's Message...................................................    1

Commentary From the Investment Manager...............................    2

Portfolio Reviews....................................................    4

Statements of Assets and Liabilities.................................   16

Statements of Operations.............................................   17

Statements of Changes in Net Assets..................................   18

Financial Highlights.................................................   24

Notes to Financial Statements........................................   29

Shareholder Meeting Results..........................................   35


HSBC Investor Portfolios

Schedules of Portfolio Investments

        HSBC Investor Limited Maturity Portfolio.....................   36

        HSBC Investor Fixed Income Portfolio.........................   38

        HSBC Investor Growth Portfolio...............................   41

        HSBC Investor Value Portfolio................................   42

        HSBC Investor International Equity Portfolio.................   43

        HSBC Investor Small Cap Equity Portfolio.....................   46

Statements of Assets and Liabilities.................................   47

Statements of Operations.............................................   49

Statements of Changes in Net Assets..................................   51

Financial Highlights.................................................   54

Notes to Financial Statements........................................   55

Table of Shareholder Expenses........................................   64

Shareholder Meeting Results..........................................   66

Glossary of Terms
--------------------------------------------------------------------------------

Gross Domestic Product Growth (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

Lehman Brothers New York Municipal Bond Index is an index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

Lipper General Bond Funds Average is comprised of managed funds that do not have quality or maturity restrictions. The Funds primary goal is to keep the bulk of the portfolio's assets in corporate and government debt issues.

Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Large-Cap Core Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

Lipper Large-Cap Core Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper Large-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper Mid-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper Multi-Cap Value Funds Average represents returns based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Lipper N.Y. Municipal Debt Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

Morgan Stanley Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

NASDAQ Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

The Russell Universe - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

Russell MidCap'r' Growth Index is an unmanaged index which measures the performance of securities found in the Russell universe that fall in the mid-range sector.

Russell 1000'r' Growth Index is an unmanaged index which measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

Russell 1000'r' Value Index is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2500'r' Growth Index is an unmanaged index of the companies in the Russell 2500'r' Index (the 2,500 smallest companies in the Russell 3000'r' Index) with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500 Index (S&P 500) is an unmanaged index that measures the performance of the stock market as a whole.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.


ii     HSBC INVESTOR LIFELINE FUNDS

                                                              Chairman's Message
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

Recent developments in corporate governance underscore the importance of diligence by all parties involved in managing mutual funds. The Board of Trustees of the HSBC Investor Funds takes very seriously the issues faced by the industry, especially those demanding higher standards of conduct.

The Board is working closely with Fund Managers and Advisors to ensure that your funds continue to comply with all pertinent laws and regulatory requirements on issues such as contract renewals, fee structures and appropriate expenditures needed to maintain the funds effectively.

While maintaining the integrity of the Funds' financial and managerial activities, the Board takes seriously its responsibility to deliver superior performance. The Board continuously reviews investment practices and results in order to guarantee that the Funds' investments reflect the objectives stated in the prospectus and that performance shows steady improvement. We are also working with management and counsel to evaluate the performance of all parties, including investment managers, service providers and our own activities.

We believe that clear communication will help develop and maintain your confidence. We look forward to continuing to communicate with you-the Funds' most important asset. If you have any questions, suggestions or concerns, please contact us through the Funds at:

        HSBC Investor Funds
        PO Box 182845
        Columbus, OH 43218-2845

All of us who are involved in managing the HSBC Investor Funds welcome your participation; and, especially on behalf of the Board, we thank you for your continuing involvement.

Yours truly,

Larry M. Robbins

Larry M. Robbins
Chairman




                                              HSBC INVESTOR LIFELINE FUNDS     1

Commentary From the Investment Manager
--------------------------------------------------------------------------------

HSBC Investments (USA) Inc.


U.S. Economic Review

The United States economy generated solid growth during the six-month period ended April 30, 2005. Healthy consumer and business spending helped offset the negative influences of high energy prices and rising interest rates.

The Federal Reserve Board (the "Fed") prior to the period had gradually increased its target federal funds rate, in an effort to prevent the kind of excessive monetary stimulus that could lead to higher inflation. That reduction in stimulus combined with rising oil prices to restrain the economy leading into this period. Nonetheless, economic data in November indicated that the economy was growing faster than had been anticipated, as low mortgage rates continued to buttress strong consumer spending. Gross domestic product ("GDP")(1) increased by an annualized rate of 3.8% during the fourth quarter of 2004 and by 4.4% for 2004 as a whole.

Oil prices declined in November and December, but resumed their increases during 2005. Higher energy prices acted as a brake on the economy, helping prevent a significant rise in inflation. Meanwhile, the Fed maintained its policy of gradually raising short-term interest rates throughout this six-month period. Even so, signs of rising inflation emerged during early spring, as businesses appeared to gain pricing power as they passed higher costs to consumers. The economy appeared to soften around this time, but strong subsequent data suggested that economic growth remained on a solid footing.

Corporate profits were very strong early in the period. Earnings grew 20% during the fourth quarter of 2004, well ahead of the 15.2% consensus estimate. Profit growth moderated during early 2005, as corporations digested slower revenue growth and higher costs. Even so, first-quarter 2005 earnings came in well above consensus estimates. Corporations flush with cash looked to generate top-line growth through mergers and acquisitions. They also increased hiring during the early months of 2005. The unemployment rate dipped to 5.2% as of the end of March.

Global economies produced mixed results during the period. GDP of Eurozone countries grew 1.7% during 2004, weighed down by weaker-than-expected fourth-quarter growth. Those countries' economies are expected to grow slowly during 2005 as well. Economies in Europe suffered from stalled consumer demand, relatively weak export demand and high oil prices. Japan's economy improved slightly during this period, but a leading economic indicator suggested that that economy's growth would slow going forward. China's economy continued to expand at a blistering pace, and Brazil generated its largest GDP increase in recent years.

Market Environment

The stock market rallied during November and December, then declined during the four months through April. A number of factors sparked stocks' early surge. The resolution of political uncertainty following the presidential election helped clear investors' outlook, and economic data and earnings reports came in stronger than expected. Meanwhile, declining oil prices during late 2004 appeared to reduce the chance that energy costs would imperil economic growth. Nearly all stock-market sectors generated strong gains during November and December, and the major market indices closed 2004 at their highest levels in more than three years.

Oil prices' renewed rise during January encouraged investors to take profits. Investors also sold stocks on fears of slowing profit growth, which were reinforced when several technology and telecommunications services announced weak results. Stocks gained slightly in February, as mergers and acquisitions activity picked up and energy stocks surged on continued strength in oil prices. The market declined during March and April, however, as investors worried about slowing profit growth, higher interest rates, inflation, possible weakness in consumer spending and the ongoing effects of higher oil prices.

Value stocks generally outperformed growth across all size categories, from small-cap to large-cap. Value's superior performance stemmed in part from the surge in energy stocks, and also got a boost from investors' preference for dividend-paying securities. Strong gains among chemical, tobacco and utilities stocks also boosted value indices' returns. Meanwhile, shares of technology firms suffered from soft demand, while rising interest rates weighed on financial-services stocks. Large-cap stocks took over market leadership from small-cap stocks, marking a significant trend reversal.

European markets produced some of the strongest dollar-denominated returns among developed foreign countries. Asian markets generated solid gains in local currencies. Their currencies declined against the dollar during the first quarter of 2005, however, diminishing returns for U.S. investors. Emerging markets generally produced healthy gains during the period.




2     HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------

HSBC Investments (USA) Inc.


Bonds performed poorly during the six months through April. Rising short-term interest rates pushed up yields on short-term bonds, causing their prices to decline. Yields on long-term bonds were flat or down during much of the period, but climbed significantly during early spring after investors became concerned about signs of rising inflation.

High-yield corporate bonds suffered from major automakers' profit warnings and credit downgrades during the spring of 2005. Those developments also hurt emerging markets bonds and other credit-sensitive instruments. Bonds that tend to hold up well during periods of rising interest rates, such as mortgage-backed securities and floating-rate loans, generally outperformed other fixed-income issues.

(1)For additional information, please refer to the Glossary of Terms.




                                              HSBC INVESTOR LIFELINE FUNDS     3

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Money Market Fund
(Class Y Shares)
by Thomas Riordan
Senior Portfolio Manager
HSBC Investments (USA) Inc.

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The past six months marked a continuation of the Federal Open Market Committee's ("FOMC") efforts to return federal funds to what they consider a neutral rate. The Federal Reserve Board (the "Fed") considers the federal funds rate neutral when it is neither restricting nor stimulating economic growth. Estimates of what is a neutral federal funds rate range from 3.50% to 5.50%.

The economy has been growing at a healthy pace, with a reported fourth quarter gross domestic product of 3.8% and an initial estimate of 3.1% for the first quarter 2005. Both the housing market and consumer spending have been consistent sources of strength for the U.S. economy. Inflation has not yet risen to a level that has the Fed overly concerned, however, Fed officials remain alert to signs that inflationary pressures are building.

The non-farm payroll data for the period was moderate. The most recent estimate of payroll growth, 274,000 for the month of April and upward revisions to the two previous months to 146,000 and 300,000 for February and March respectively, are likely to convince the Fed that continued tightening at a 'measured' pace is the best course of action. The broad measures of inflation, Consumer Price Index and Producer Price Index, are also at levels that are unlikely to provoke the Fed to begin a more aggressive tightening program.

As we have been doing since the Fed began the current round of federal funds rate increases in June 2004, we are buying short dated securities, maturing around the FOMC meeting schedule. Additionally, we have continued to add to our variable rate note position. The two indexes we have used are the U.S. bank Prime rate and one month LIBOR rate as they adjust most quickly in a rising rate environment. Of course, we remain poised to alter our investment strategy should the economic conditions necessitate a change.*


* Portfolio composition is subject to change.




4     HSBC INVESTOR LIFELINE FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Fixed Income Portfolio
by Jerry Samet
Senior Portfolio Manager
HSBC Investments (USA) Inc.

The HSBC Investor Fixed Income Portfolio ("Portfolio") is part of a "master/feeder" fund structure in which the HSBC Investor Fixed Income Portfolio acts as the master investment vehicle. The Investor Fixed Income Portfolio is one of the underlying portfolios in which the HSBC Investor LifeLine Funds invest.

The HSBC Investor Fixed Income Portfolio seeks to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Past performance is no guarantee of future results.

The economy continued to expand at a moderate pace during the 4th quarter of 2004 and 1st quarter of 2005 growing at a rate of 3.8% and 3.5%, respectively. The Federal Reserve Board (the "Fed") maintained a gradual approach to raising the target federal funds rate increasing the target rate by 25 basis points (0.25%) at each meeting since the Fed's first increase of the current cycle, which began on June 30, 2004. On a cumulative basis, the Fed has increased the target fed funds rate by 200 (2.00%) basis points with the last increase in the target rate occurring on May 3, 2005.

The yields on most short-dated U.S. Treasury securities increased in lock step with the federal funds rate rising by about 1% from October 31, 2004 to April 30, 2005. The yield on the three-month U.S. Treasury Bill closed at 2.9% on April 30, while the yield on the two-year U.S. Treasury security ended at 3.65%. Changing investor expectations about inflationary pressures and the level of economic activity caused intra-period volatility, but weaker economic indicators in April led investors to reduce the inflation risk premium embedded in intermediate and long-term U.S. Treasury securities. As a result, the yield curve continued to flatten with the yield on the thirty-year U.S. Treasury security declining by 30 basis points (0.30%) to end the period at 4.51%. The yield on the five-year U.S. Treasury increased 59 basis points (0.59%) to 3.90% and the yield on the ten-year U.S. Treasury security increased 15 basis points (0.15%) to 4.20%.

Despite strong performance through February, corporate bonds ended the period with poor relative performance as yield premiums increased among most corporate bonds. A confluence of factors including disappointing operating performance by companies within the automotive sector and a greater focus on shareholder value by many companies led investors to demand higher yield premiums. General Motors and Ford provided the biggest drag on the corporate bond market as both companies announced disappointing results and reduced expectations for the full year. The rise in corporate yield premiums filtered through to other market sectors as investors realigned valuations across sectors. Though the government-related and securitized sectors experienced the ripple effects of widening in corporate bond yield premiums, these sectors were able to outpace, on a duration-adjusted basis, the return provided by U.S. Treasury securities during the period.*




                                              HSBC INVESTOR LIFELINE FUNDS     5

Portfolio Reviews
--------------------------------------------------------------------------------

Performance Review

A defensive duration position, a barbelled yield curve strategy and a neutral weighting in corporate bonds all benefited the fund's absolute and relative-to-benchmark return over the semi-annual period. Price declines from the rise in yields on short-to-intermediate U.S. Treasuries and the widening of corporate bond yield premiums were cushioned by the fund's income return. As corporate bond yield premiums rose in March and April, we increased our target weighting to 30% with opportunistic purchases of select corporate issuers such as Berkshire Hathaway, GE, May Department Stores, Merck and Time Warner. Additionally, as the spread between the ten-year and thirty-year U.S. Treasury declined, we transitioned the Portfolio to a neutral yield curve strategy from our barbelled position.* Going forward we will continue to position the portfolio defensively. We believe that current income levels do not adequately cushion fixed income investors against the prospect of price declines that would occur with a rise in interest rates. As a result, we have positioned the portfolio with a lower sensitivity to a change in interest rates than that of the Portfolio's benchmark. We also remain concerned about the level of yield premiums on corporate bonds and securitized debt. While we are positioned defensively, we continue to find select opportunities as outlined above with the recent corporate bond purchases. It is in periods like now, that we believe it is important to remind our investors of the benefits of active management. Current valuations allow us to construct a portfolio where, we believe, the investor is less exposed to some of the risks in the market, and, as a result, the investor is positioned to earn above benchmark returns over the market cycle.


* Portfolio composition is subject to change.




6    HSBC INVESTOR LIFELINE FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Limited Maturity Portfolio by John B. Cuccia
Portfolio Manager
HSBC Investments (USA) Inc.

The HSBC Investor Limited Maturity Portfolio (the "Portfolio") is part of a "master/feeder" fund structure in which the HSBC Investor Limited Maturity Portfolio acts as the master investment vehicle. The Investor Limited Maturity Portfolio is one of the underlying portfolios in which the HSBC Investor LifeLine Funds invest.

The Portfolio seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Past performance is no guarantee of future results.

The economy continued to expand at a moderate pace during the 4th quarter of 2004 and 1st quarter of 2005 growing at a rate of 3.8% and 3.5%, respectively. The Federal Reserve Board (the "Fed") maintained a gradual approach to raising the target federal funds rate increasing the target rate by 25 basis points (0.25%) at each meeting since the Fed's first increase of the current cycle, which began on June 30, 2004. On a cumulative basis, the Fed has increased the target fed funds rate by 200 basis points (2.00%) with the last increase in the target rate occurring on May 3, 2005.

The yields on most short-dated U.S. Treasury securities increased in lock step with the federal funds rate rising by about 1% from October 31, 2004 to April 30, 2005. The yield on the three-month U.S. Treasury Bill closed at 2.9% on April 30, while the yield on the two-year U.S. Treasury security ended at 3.65%. Changing investor expectations about inflationary pressures and the level of economic activity caused intra-period volatility, but weaker economic indicators in April led investors to reduce the inflation risk premium embedded in intermediate and long-term U.S. Treasury securities. As a result, the yield curve continued to flatten with the yield on the thirty-year U.S. Treasury security declining by 30 basis points (0.30%) to end the period at 4.51%. The yield on the five-year U.S. Treasury increased 59 basis points (0.59%) to 3.90% and the yield on the ten-year U.S. Treasury security increased 15 basis points (0.15%) to 4.20%.

Despite strong performance through February, corporate bonds ended the period with poor relative performance as yield premiums increased among most corporate bonds. A confluence of factors including disappointing operating performance by companies within the automotive sector and a greater focus on shareholder value by many companies led investors to demand higher yield premiums. General Motors and Ford provided the biggest drag on the corporate bond market as both companies announced disappointing results and reduced expectations for the full year. The rise in corporate yield premiums filtered through to other market sectors as investors realigned valuations across sectors. Though the government-related and securitized sectors experienced the ripple effects of widening in corporate bond yield premiums, these sectors were able to outpace, on a duration-adjusted basis, the return provided by U.S. Treasury securities during the period.*


                                                HSBC INVESTOR LIFELINE FUNDS  7

Portfolio Reviews
--------------------------------------------------------------------------------

Performance Review

A defensive duration position, a barbelled yield curve strategy, higher-than benchmark position in mortgage-backed securities and a neutral weighting in corporate bonds all benefited the portfolio's absolute and relative-to-benchmark total return over the semi-annual period. The stable cash flow provided by the Portfolio's investment in mortgage securities also contributed to performance as mortgage backed securities outperformed U.S. Treasury securities on duration weighted basis. Price declines from the rise in yields on short-to-intermediate U.S. Treasuries and the widening yield premiums in certain corporate bonds held in the Portfolio detracted from relative performance during the period. As corporate bond yield premiums rose in March and April, we increased our target weighting to 30% with opportunistic purchases of select corporate issuers such as Berkshire Hathaway, GE, May Department Stores, Merck and Time Warner. Additionally, as the spread between the ten-year and thirty-year U.S. Treasury declined itioned the Portfolio to a neutral yield curve strategy from our barbelled position.

Going forward we will continue to position the portfolio defensively. We believe that current income levels do not adequately cushion fixed income investors against the prospect of price declines that would occur with a rise in interest rates. As a result, we have positioned the portfolio with a lower sensitivity to a change in interest rates than that of the Portfolio's benchmark. We also remain concerned about the level of yield premiums on corporate bonds and securitized debt. While we are positioned defensively, we continue to find select opportunities as outlined above with the recent corporate bond purchases. It is in periods like now, that we believe it is important to remind our investors of the benefits of active management. Current valuations allow us to construct a portfolio where, we believe, the investor is less exposed to some of the risks in the market.*

* Portfolio composition is subject to change.




                                                 8  HSBC INVESTOR LIFELINE FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Growth Portfolio
by Phil Sanders, Senior Vice President/Portfolio Manager, CFA and
Dan Becker, Senior Vice President/Portfolio Manager, CFA
Waddell & Reed Investment Management Company

The HSBC Investor Growth Portfolio (the "Portfolio") is part of a
"master/feeder" fund structure in which the HSBC Investor Growth Portfolio acts as the master investment vehicle. The Investor Growth Portfolio is one of the underlying portfolios in which the HSBC Investor LifeLine Funds invest.

Waddell & Reed Investment Management Company (Waddell & Reed) is the sub-adviser to the Portfolio. Waddell and Reed's large cap growth strategy seeks to identify quality firms with strong potential for long term profitability and long term earnings growth.

The Portfolio seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Portfolio will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Past performance is no guarantee of future results.

Large-cap growth stocks posted solid gains early in the period, after the resolution of the presidential election removed uncertainties that had clouded investors' outlooks. Large growth stocks pulled back considerably during the second half of this six month period, as higher energy prices, interest rates and commodities costs called into question the sustainability of the economic recovery. That environment led to near-flat returns for both this Portfolio and its benchmark.

The Portfolio's sub-advisor began de-emphasizing shares of economically sensitive firms prior to this period, in anticipation of moderating growth in profits and the economy. That approach led the managers to reduce the Portfolio's technology-sector exposure modestly, to a position smaller than that of the benchmark. The underweight technology stake boosted returns relative to the benchmark, as technology stocks did not keep pace with the index during this period. Furthermore, the focus on shares of firms that could provide reliable earnings growth helped the Portfolio's technology allocation outperform the technology stocks in the benchmark.*

Stock selection within the financial-services sector also strengthened the Portfolio's relative returns. The managers focused on shares of capital-markets firms, student loan providers and asset managers, rather than interest-rate sensitive bank stocks. That emphasis helped the Portfolio's financial-services stocks outperform the financial stocks in the index by a wide margin:
Financial-services stocks in the Russell 1000'r' Growth Index lost approximately 5% during this period, while the Portfolio's financials stake gained roughly 5%.

An underweight position in the relatively strong-performing health care sector weighed on returns against the benchmark, while selection of health-care stocks also dragged on relative performance.


                                                 HSBC INVESTOR LIFELINE FUNDS  9

Portfolio Reviews
--------------------------------------------------------------------------------

This Portfolio emphasizes shares of firms with strong competitive advantages and high profit margins. Within health care this approach typically leads the Portfolio to hold shares of medical device and pharmaceuticals companies, as opposed to hospitals and other medical services firms. That positioning hurt relative performance during this six month period, as hospitals and medical services stocks led the health care sector.*

Stock selection in the consumer discretionary sector also dampened relative gains. The sub-advisor focused in that sector on shares of firms with strong franchises, but some of those stocks suffered due to fears about potential weakness in consumer spending.

* Portfolio composition is subject to change.

10  HSBC INVESTOR LIFELINE FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Value Portfolio
by Jon D. Bosse, CFA, Chief Investment Officer and
E.C. (Ted) Friedel, CFA, Managing Director
NWQ Investment Management Co., LLC

The HSBC Investor Value Portfolio (the "Portfolio") is part of a "master/feeder" fund structure in which the HSBC Investor Value Portfolio acts as the master investment vehicle. The Investor Value Portfolio is one of the underlying portfolios in which the HSBC Investor LifeLine Funds invest.

NWQ Investment Management Company, LLC (NWQ) is the subadviser to the Portfolio. NWQ seeks undervalued large and mid capitalization companies with identifiable catalysts expected to improve profitability and/or unlock value.

The Portfolio seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Portfolio will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Past performance does not guarantee future results.

Early in the period, the Portfolio's holdings rallied in response to a combination of factors, including attractive security valuations, positive corporate announcements and improved political and economic visibility. However, higher oil prices and the Federal Reserve's acknowledgment of inflation risks for the first time in this business cycle weighed on stock prices during early 2005, offsetting some of the Portfolio's strong previous gains.

Stock selection played the largest role in boosting the Portfolio's returns relative to its benchmark index. For example, the Portfolio held an underweight position in the energy sector, reflecting the sub-advisor's concerns about high valuations in the sector. However, security selection, particularly among shares of energy exploration and production firms, more than offset the negative effect of the underweight position.*

Stock selection in the health care sector also boosted the Portfolio performance relative to the benchmark. The Portfolio held an overweight position in shares of managed-care firms, which benefited from improving fundamentals in that industry.*

The Portfolio over-weighted technology stocks relative to the Russell 1000 Value Index during this period. Technology shares posted strong gains during the fourth quarter of 2004, but declined during early 2005, as business conditions appeared to deteriorate. The Portfolio's relatively large technology stake weighed on returns relative to the benchmark for the period as a whole.*

* Portfolio composition is subject to change.



                                                HSBC INVESTOR LIFELINE FUNDS  11

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Portfolio by William A. Muggia
President-Chief Investment Officer
Westfield Capital Management

The HSBC Investor Small Cap Equity Portfolio (the "Portfolio") is part of a "master/feeder" fund structure in which the HSBC Investor Small Cap Equity Portfolio acts as the master investment vehicle. The Investor Small Cap Equity Portfolio is one of the underlying portfolios in which the HSBC Investor LifeLine Funds invest.

The HSBC Investor Small Cap Equity Portfolio seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Portfolios employ a two-tier structure, commonly referred to as "master-feeder." The Portfolio employs Westfield Capital Management, LLC as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Past performance does not guarantee future results.

Small stocks performed well during the first two months of the period, following the resolution of the presidential election and a decline in energy prices. But small caps declined from January through April, as investors worried about a renewed rise in energy costs, higher interest rates and slower profit growth. Defensive sectors such as utilities, energy and consumer staples led the small-cap market during the period, while technology and financial-services stocks lagged.

The Portfolio's managers and analysts located growth opportunities prior to the period in the energy, materials and industrials sectors-sections of the market that are not traditionally associated with growth investing. The Portfolio during the recent period continued to hold an overweight position in energy stocks, which boosted performance against the benchmark. Stock selection in the materials sector also lifted relative returns, as the Portfolio holdings of coal and steel stocks benefited from high demand and low supplies for those materials. Individual security selection in the industrials sector also helped returns against the index.*

The managers' selection among technology stocks boosted relative returns as well. This Portfolio seeks shares of reasonably-valued, high-quality firms, and does not invest in speculative stocks. That focus on quality helped the Portfolio's technology stake significantly outperform the technology stocks in the benchmark during the six month period.*



12  HSBC INVESTOR LIFELINE FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

The Portfolio held an overweight position in shares of health-care firms throughout this period, partially due to the managers' belief that long-term demographic trends are favorable for this sector, particularly in growing niches such as biotechnology. That sector generally produced solid performance, but poor returns among certain pharmaceutical and biotechnology stocks weighed on the Portfolio's relative returns.*

The performance of the Portfolio's consumer-discretionary holdings also weighed on returns against the benchmark. Losses at shares of specialty stores and media firms particularly dragged on relative returns. Moreover, the Portfolio's managers held a relatively small stake in shares of clothing retailers because the industry exhibited overcapacity and high stock valuations. Those stocks managed to post healthy gains, however, which also hurt the Portfolio's returns against the benchmark. A sell-off in regional bank stocks hurt the Portfolio's financial services allocation, also weighing on relative returns.*

* Portfolio composition is subject to change.

                                                HSBC INVESTOR LIFELINE FUNDS  13

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor International Equity Portfolio by Kevin F. Simms
Co-CIO International Value Equities and Director of Research - Global and
  International Value Equities
AllianceBernstein Investment Research and Management.

The HSBC Investor International Equity Portfolio (the "Portfolio") is part of a "master/feeder" fund structure in which the HSBC Investor International Equity Portfolio acts as the master investment vehicle. The Investor International Equity Portfolio is one of the underlying portfolios in which the HSBC Investor LifeLine Funds invest.

The HSBC Investor International Equity Portfolio seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Portfolio employs Bernstein, a unit of AllianceBernstein Investment Research and Management as sub-investment adviser. The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Past performance does not guarantee future results.

Global stock markets generated strong returns during this period. Foreign companies have significantly improved their cost structures during recent years, particularly in Europe and Japan. Those improvements have allowed the firms to increase profits more quickly than expected during a period of moderate economic growth. Corporations around the world produced positive earnings surprises, and stocks benefited.

An overweight position in industrial commodities stocks helped the Portfolio perform inline with its benchmark. That position included a relatively large weighting in shares of steel manufacturers, which performed especially well as powerful demand from China and the developed world contributed to strong pricing power in the steel industry. The Portfolio also benefited from an underweight position in the telecommunications sector. The portfolio managers held a relatively small stake in that sector due to concerns about increased capacity and eroding profit margins.*

Strong stock selection in a number of industries also boosted returns against the benchmark. For example, the Portfolio held a large stake in shares of a German tire maker, and the stock surged on lower costs and growth in the firm's brakes business. Shares of a Japanese tobacco company helped the Portfolio's relative returns as well, as investors in the Japanese market retreated to such defensive stocks in the face of slowing economic growth. Strong performance by shares of a cost-cutting French insurance company also benefited relative gains.*

14  HSBC INVESTOR LIFELINE FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

Certain currency movements had negative effects on the Portfolio's relative returns. This Portfolio held approximately 10% of its assets in emerging-markets stocks during this period. Currencies in emerging markets generally appreciated against the dollar, but not as rapidly as currencies in developed foreign markets. That disparity gave the Portfolio a smaller currency lift than the benchmark experienced, hampering relative gains. Currency movements also weighed on the Portfolio's overweight position in automobile stocks, because the dollar's weakness cut into profit margins at foreign carmakers that sell in the U.S.*

Poor performance at individual aluminum and paper stocks also hampered relative returns. Pricing in the aluminum industry was weaker than expected, possibly because of higher than anticipated capacity, so the Portfolio's managers reduced the portfolio's position in aluminum stocks. Meanwhile, prices for paper did not strengthen as much as expected during this six-month period. The Portfolio's managers believe that pricing power will improve, however, so they maintained the portfolio's stake in the paper industry during the period.

* Portfolio composition is subject to change.

                                                 HSBC INVESTOR LIFELINE FUNDS 15

HSBC INVESTOR LIFELINE FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

                                        AGGRESSIVE                             MODERATE         CONSERVATIVE       CONSERVATIVE
                                          GROWTH             GROWTH             GROWTH             GROWTH             INCOME
                                         STRATEGY           STRATEGY           STRATEGY           STRATEGY           STRATEGY
                                           FUND               FUND               FUND               FUND               FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Master                  $311,923          $1,595,468         $1,988,813          $515,273           $298,659
  Investment in other affiliates,
   at value                                 3,205              16,338            128,555           130,186            128,540
  Receivable for capital shares
   issued                                   3,324              48,163             23,966                --                 --
  Receivable from Investment
   Adviser                                  2,593               1,914              1,494             2,266              2,254
                                         --------          ----------         ----------          --------           --------
  TOTAL ASSETS                            321,045           1,661,883          2,142,828           647,725            429,453
                                         --------          ----------         ----------          --------           --------
LIABILITIES:
  Dividends payable                            --                  --                 --                --                 86
  Payable for capital shares
   redeemed                                    --                  52                 --                --                 --
  Accrued expenses and other
   liabilities:
  Administration                                7                  47                 64                20                 20
  Distribution                                 88                 378                639               222                 82
  Shareholder servicing                        46                 270                371               116                 83
  Other                                     2,709               2,707              2,708             2,709              2,709
                                         --------          ----------         ----------          --------           --------
  TOTAL LIABILITIES                         2,850               3,454              3,782             3,067              2,980
                                         --------          ----------         ----------          --------           --------
NET ASSETS                               $318,195          $1,658,429         $2,139,046          $644,658           $426,473
                                         --------          ----------         ----------          --------           --------
                                         --------          ----------         ----------          --------           --------
................................................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                $323,834          $1,682,013         $2,166,818          $651,006           $428,537
  Accumulated net investment income
   (Loss)                                     (49)                869              1,697               378                649
  Accumulated net realized gains
   (losses) from investment
   transactions                            (7,015)            (31,692)           (37,375)           (7,934)            (3,493)
  Net unrealized appreciation
   (depreciation) from investments          1,425               7,239              7,906             1,208                780
                                         --------          ----------         ----------          --------           --------
NET ASSETS                               $318,195          $1,658,429         $2,139,046          $644,658           $426,473
                                         --------          ----------         ----------          --------           --------
                                         --------          ----------         ----------          --------           --------
................................................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                             $141,306          $  989,141         $1,077,548          $265,589           $303,431
  Shares Outstanding                       14,768             100,267            109,297            26,969             30,610
  Net Asset Value and Redemption
   Price per share                       $   9.57          $     9.87         $     9.86          $   9.85           $   9.91
                                         --------          ----------         ----------          --------           --------
                                         --------          ----------         ----------          --------           --------
  Maximum sales charge                      5.00%               5.00%              5.00%             5.00%              4.75%
                                         --------          ----------         ----------          --------           --------
                                         --------          ----------         ----------          --------           --------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                        $  10.07          $    10.39         $    10.38          $  10.37           $  10.40
                                         --------          ----------         ----------          --------           --------
                                         --------          ----------         ----------          --------           --------
................................................................................................................................
CLASS B SHARES
  Net Assets                             $176,889          $  666,343         $1,061,498          $369,069           $123,042
  Shares Outstanding                       18,476              66,943            107,152            37,701             12,430
  Net Asset Value, Offering Price
   and Redemption Price per share*       $   9.57          $     9.95         $     9.91          $   9.79           $   9.90
                                         --------          ----------         ----------          --------           --------
                                         --------          ----------         ----------          --------           --------
................................................................................................................................
CLASS C SHARES
  Net Assets                             $     --          $    2,945         $       --          $ 10,000           $     --
  Shares Outstanding                           --                 295                 --             1,000                 --
  Net Asset Value, Offering Price
   and Redemption Price per share*       $     --          $     9.99         $       --          $  10.00           $     --
                                         --------          ----------         ----------          --------           --------
                                         --------          ----------         ----------          --------           --------
................................................................................................................................
CLASS R SHARES
  Net Assets                             $     --          $       --         $       --          $     --           $     --
  Shares Outstanding                           --                  --                 --                --                 --
  Net Asset Value, Offering Price
   and Redemption Price per share        $     --          $       --         $       --          $     --           $     --
                                         --------          ----------         ----------          --------           --------
                                         --------          ----------         ----------          --------           --------
Investment in affiliates, at cost >      $  3,205          $   16,338         $  128,555          $130,186           $128,540
                                         --------          ----------         ----------          --------           --------
                                         --------          ----------         ----------          --------           --------

--------------

* Redemption Price per share varies by length of time shares are held.

> The investment in affiliates are holdings of the HSBC Money Market Fund class I shares. (see Note 1) The shares held in the Fund are identical to value since it is at $1.00 net asset value per share. In addition, value and cost for financial reporting and federal income tax purposes are the same.

16    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

HSBC INVESTOR LIFELINE FUNDS

     STATEMENTS OF OPERATIONS -- FOR THE PERIOD ENDED APRIL 30, 2005 (UNAUDITED)
     ...........................................................................

                                        AGGRESSIVE                             MODERATE         CONSERVATIVE       CONSERVATIVE
                                          GROWTH             GROWTH             GROWTH             GROWTH             INCOME
                                         STRATEGY           STRATEGY           STRATEGY           STRATEGY           STRATEGY
                                         FUND (a)           FUND (b)           FUND (b)           FUND (c)           FUND (d)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Investment income from portfolios      $   384            $  3,442           $  5,460           $ 1,556            $ 1,681
  Foreign tax withholding from
   portfolios                                (19)               (109)              (107)              (22)                (9)
  Expenses from portfolios                  (151)               (912)            (1,095)             (278)              (228)
                                         -------            --------           --------           -------            -------
  TOTAL INVESTMENT INCOME                    214               2,421              4,258             1,256              1,444
                                         -------            --------           --------           -------            -------
................................................................................................................................
EXPENSES:
  Investment management                       10                  67                 91                28                 28
  Administration                               7                  47                 64                20                 20
  Distribution:
    Class B Shares                            88                 377                639               220                 82
    Class C Shares                            --                  --(f)              --                 3                 --
  Shareholder servicing:
    Class A (Investor) Shares                 22                 208                241                67                115
    Class B Shares                            29                 126                213                73                 27
    Class C Shares                            --                  --(f)              --                 1                 --
  Accounting                               2,030               2,030              2,030             2,030              2,030
  Registration                             1,746               1,746              1,746             1,746              1,746
  Printing                                   829                 829                829               829                829
  Transfer agent                           4,405               4,405              4,405             4,405              4,405
  Trustee                                     11                  11                 11                11                 11
  Other                                      123                 121                122               121                122
                                         -------            --------           --------           -------            -------
   Total expenses before fee
    reductions                             9,300               9,967             10,391             9,554              9,415
   Expenses voluntarily reduced by
    Administrator                         (6,434)             (6,434)            (6,434)           (6,434)            (6,434)
   Fees reduced by Investment
    Adviser                               (2,603)             (1,981)            (1,585)           (2,294)            (2,283)
                                         -------            --------           --------           -------            -------
   NET EXPENSES                              263               1,552              2,372               826                698
                                         -------            --------           --------           -------            -------
................................................................................................................................
NET INVESTMENT INCOME (LOSS)                 (49)                869              1,886               430                746
                                         -------            --------           --------           -------            -------
................................................................................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS: (E)
Net realized gains (losses) from
 investments                              (7,015)            (31,692)           (37,375)           (7,934)            (3,493)
Change in unrealized
 appreciation/depreciation from
 investments                               1,425               7,239              7,906             1,208                780
                                         -------            --------           --------           -------            -------
................................................................................................................................
Net realized/unrealized gains
 (losses) from investment foreign
 currencies                               (5,590)            (24,453)           (29,469)           (6,726)            (2,713)
                                         -------            --------           --------           -------            -------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                              $(5,639)           $(23,584)          $(27,583)          $(6,296)           $(1,967)
                                         -------            --------           --------           -------            -------
                                         -------            --------           --------           -------            -------

--------------

(a) The Aggressive Growth Strategy Fund commenced operations on February 9,
    2005.

(b) The Growth Strategy Fund and Moderate Growth Strategy Fund commenced operations on February 1, 2005.

(c) The Conservative Growth Strategy Fund commenced operations on February 17, 2005.

(d) The Conservative Income Strategy Fund commenced operations on February 8, 2005.

(e) Represents amounts allocated from the respective Master Portfolios.

(f) Rounds to less than $1.00.

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    17

HSBC INVESTOR LIFELINE FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS
          ......................................................................

                                                                    AGGRESSIVE
                                                                      GROWTH                   GROWTH
                                                                     STRATEGY                 STRATEGY
                                                                       FUND                     FUND
----------------------------------------------------------------------------------------------------------
                                                                     FOR THE                   FOR THE
                                                                  PERIOD ENDED              PERIOD ENDED
                                                                 APRIL 30, 2005            APRIL 30, 2005
                                                                   (UNAUDITED)               (UNAUDITED)
----------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (Loss)                                       $    (49)               $      869
  Net realized gains (losses) from investment transactions             (7,015)                  (31,692)
  Change in unrealized appreciation/depreciation from
    investments                                                         1,425                     7,239
                                                                     --------                ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                         (5,639)                  (23,584)
                                                                     --------                ----------
...........................................................................................................
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                            --                        --
                                                                     --------                ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                        323,834                 1,682,013
                                                                     --------                ----------
CHANGE IN NET ASSETS                                                  318,195                 1,658,429
...........................................................................................................
NET ASSETS:
  Beginning of period                                                      --                        --
                                                                     --------                ----------
  End of period                                                      $318,195                $1,658,429
                                                                     --------                ----------
                                                                     --------                ----------
  Accumulated net investment income (loss)                           $    (49)               $      869
                                                                     --------                ----------
                                                                     --------                ----------

18    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

HSBC INVESTOR LIFELINE FUNDS

          ......................................................................

                                                               AGGRESSIVE
                                                                 GROWTH                 GROWTH
                                                                STRATEGY               STRATEGY
                                                                  FUND                   FUND
--------------------------------------------------------------------------------------------------------
                                                                FOR THE                FOR THE
                                                              PERIOD ENDED           PERIOD ENDED
                                                             APRIL 30, 2005         APRIL 30, 2005
                                                             (UNAUDITED) (a)        (UNAUDITED) (a)
-----------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued                                   $143,690              $1,004,810
  Dividends reinvested                                                --                      --
  Cost of shares redeemed                                             --                      --
                                                                --------              ----------
Class A (Investor) Shares capital transactions                   143,690               1,004,810
                                                                --------              ----------
......................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                    180,144                 674,308
  Dividends reinvested                                                --                      --
  Cost of shares redeemed                                             --                     (52)
                                                                --------              ----------
Class B Shares capital transactions                              180,144                 674,256
                                                                --------              ----------
 ....................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                         --                   2,947
  Dividends reinvested                                                --                      --
  Cost of shares redeemed                                             --                      --
                                                                --------              ----------
Class C Shares capital transactions                                   --                   2,947
                                                                --------              ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                  $323,834              $1,682,013
                                                                --------              ----------
                                                                --------              ----------
 ....................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued                                                          14,768                 100,267
  Reinvested                                                          --                      --
  Redeemed                                                            --                      --
                                                                --------              ----------
Change in Class A (Investor) Shares                               14,768                 100,267
                                                                --------              ----------
 ....................................................................................................
CLASS B SHARES:
  Issued                                                          18,476                  66,948
  Reinvested                                                          --                      --
  Redeemed                                                            --                      (5)
                                                                --------              ----------
Change in Class B Shares                                          18,476                  66,943
                                                                --------              ----------
 ....................................................................................................
CLASS C SHARES:
  Issued                                                              --                     295
  Reinvested                                                          --                      --
  Redeemed                                                            --                      --
                                                                --------              ----------
Change in Class C Shares                                              --                     295
                                                                --------              ----------

--------------

(a) Aggressive Growth Strategy Fund Class A (Investor) shares commenced operations on February 14, 2005 and Class B shares commenced operations on February 9, 2005. Growth Strategy Fund Class A (Investor) Shares commenced operations on February 8, 2005, Class B Shares commenced operations on February 1, 2005 and Class C commenced operations on April 27, 2005.

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    19

HSBC INVESTOR LIFELINE FUNDS

          ......................................................................

                                                                    MODERATE             CONSERVATIVE
                                                                     GROWTH                 GROWTH
                                                                    STRATEGY               STRATEGY
                                                                      FUND                   FUND
--------------------------------------------------------------------------------------------------------
                                                                     FOR THE                FOR THE
                                                                  PERIOD ENDED           PERIOD ENDED
                                                                 APRIL 30, 2005         APRIL 30, 2005
                                                                   (UNAUDITED)           (UNAUDITED)
--------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (Loss)                                    $    1,886              $    430
  Net realized gains (losses) from investment transactions           (37,375)               (7,934)
  Change in unrealized appreciation/depreciation from
    investments                                                        7,906                 1,208
                                                                  ----------              --------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       (27,583)               (6,296)
                                                                  ----------              --------
.........................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A Shares                                                        (116)                  (47)
  Class B Shares                                                         (73)                   (5)
  Class C Shares                                                          --                    --
                                                                  ----------              --------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                         (189)                  (52)
                                                                  ----------              --------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                     2,166,818               651,006
                                                                  ----------              --------
CHANGE IN NET ASSETS                                               2,139,046               644,658
.........................................................................................................
NET ASSETS:
  Beginning of period                                                     --                    --
                                                                  ----------              --------
  End of period                                                   $2,139,046              $644,658
                                                                  ----------              --------
                                                                  ----------              --------
  Accumulated net investment income (Loss)                        $    1,697              $    378
                                                                  ----------              --------
                                                                  ----------              --------

20    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

HSBC INVESTOR LIFELINE FUNDS

          ......................................................................

                                                                   MODERATE             CONSERVATIVE
                                                                    GROWTH                 GROWTH
                                                                   STRATEGY               STRATEGY
                                                                     FUND                   FUND
--------------------------------------------------------------------------------------------------------
                                                                   FOR THE                FOR THE
                                                                PERIOD ENDED           PERIOD ENDED
                                                               APRIL 30, 2005         APRIL 30, 2005
                                                               (UNAUDITED) (a)        (UNAUDITED) (a)
--------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued                                     $1,091,484              $275,700
  Dividends reinvested                                                   116                    48
  Cost of shares redeemed                                                 --                (7,003)
                                                                  ----------              --------
Class A (Investor) Shares capital transactions                     1,091,600               268,745
                                                                  ----------              --------
.........................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                      1,075,807               372,257
  Dividends reinvested                                                    62                     4
  Cost of shares redeemed                                               (651)                   --
                                                                  ----------              --------
Class B Shares capital transactions                                1,075,218               372,261
                                                                  ----------              --------
.........................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                             --                10,000
  Dividends reinvested                                                    --                    --
  Cost of shares redeemed                                                 --                    --
                                                                  ----------              --------
Class C Shares capital transactions                                       --                10,000
                                                                  ----------              --------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                    $2,166,818              $651,006
                                                                  ----------              --------
                                                                  ----------              --------
.........................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued                                                             109,285                27,675
  Reinvested                                                              12                     5
  Redeemed                                                                --                  (711)
                                                                  ----------              --------
Change in Class A (Investor) Shares                                  109,297                26,969
                                                                  ----------              --------
.........................................................................................................
CLASS B SHARES:
  Issued                                                             107,210                37,701
  Reinvested                                                               6                    -- (a)
  Redeemed                                                               (64)                   --
                                                                  ----------              --------
Change in Class B Shares                                             107,152                37,701
                                                                  ----------              --------
.........................................................................................................
CLASS C SHARES:
  Issued                                                                  --                 1,000
  Reinvested                                                              --                    --
  Redeemed                                                                --                    --
                                                                  ----------              --------
Change in Class C Shares                                                  --                 1,000
                                                                  ----------              --------

--------------

(a) Moderate Growth Strategy Fund Class A (Investor) shares commenced operations on February 3, 2005, Class B Shares commenced operations on February 1, 2005. Conservative Growth Strategy Fund Class A (Investor) Shares commenced operations on February 8, 2005, Class B Shares commenced operations on February 1, 2005 and Class C commenced operations on April 27, 2005.

(b) Rounds to less than 1.0 shares.

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    21

HSBC INVESTOR LIFELINE FUNDS

          ......................................................................

                                                                    CONSERVATIVE
                                                                      INCOME
                                                                      STRATEGY
                                                                        FUND
-----------------------------------------------------------------------------------
                                                                       FOR THE
                                                                    PERIOD ENDED
                                                                   APRIL 30, 2005
                                                                     (UNAUDITED)
-----------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (Loss)                                      $    746
  Net realized gains (losses) from investment transactions            (3,493)
  Change in unrealized appreciation/depreciation from
    investments                                                          780
                                                                    --------
CHANGE IN NET ASSETS FROM OPERATIONS                                  (1,967)
                                                                    --------
................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                                              (92)
  Class B Shares                                                          (5)
                                                                    --------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                          (97)
                                                                    --------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                       428,537
                                                                    --------
CHANGE IN NET ASSETS                                                 426,473
................................................................................
NET ASSETS:
  Beginning of period                                                     --
                                                                    --------
  End of period                                                     $426,473
                                                                    --------
                                                                    --------
  Accumulated net investment income (Loss)                          $    649
                                                                    --------
                                                                    --------

22    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

HSBC INVESTOR LIFELINE FUNDS

          ......................................................................

                                                               CONSERVATIVE
                                                                  INCOME
                                                                 STRATEGY
                                                                   FUND
--------------------------------------------------------------------------------
                                                                  FOR THE
                                                               PERIOD ENDED
                                                              APRIL 30, 2005
                                                              (UNAUDITED) (a)
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                                        $306,475
  Dividends reinvested                                                      6
  Cost of shares redeemed                                              (1,000)
                                                                     --------
Class A (Investor) Shares capital transactions                        305,481
                                                                     --------
.................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                         123,051
  Dividends reinvested                                                      5
  Cost of shares redeemed                                                  --
                                                                     --------
Class B Shares capital transactions                                   123,056
                                                                     --------
.................................................................................
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                       $428,537
                                                                     --------
                                                                     --------
.................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                               30,710
  Reinvested                                                                1
  Redeemed                                                               (101)
                                                                     --------
Change in Class A (Investor) Shares                                    30,610
                                                                     --------
.................................................................................
CLASS B SHARES:
  Issued                                                               12,430
  Reinvested                                                               -- (b)
  Redeemed                                                                 --
                                                                     --------
Change in Class B Shares                                               12,430
                                                                     --------

--------------

(a) Conservative Income Strategy Fund Class A (Investor) shares commenced operations on February 8, 2005 and Class B Shares commenced operations on February 14, 2005.

(b) Rounds to less than 1.0 shares.

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    23

      HSBC AGGRESSIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
.................................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                         INVESTMENT ACTIVITIES
                                               ------------------------------------------
                                                              NET REALIZED
                                                                  AND
                                 NET ASSET                  UNREALIZED GAINS     TOTAL      NET ASSET
                                   VALUE,         NET        (LOSSES) FROM        FROM       VALUE,
                                BEGINNING OF   INVESTMENT      INVESTMENT      INVESTMENT    END OF       TOTAL
                                   PERIOD        INCOME       TRANSACTIONS     ACTIVITIES    PERIOD     RETURN(c)
--------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended April 30, 2005
 (Unaudited)(b)                    $10.00           --           (0.43)          (0.43)       $9.57       (4.30)%(g)
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2005
 (Unaudited)(e)                     10.00           --           (0.43)          (0.43)        9.57       (4.30)%(h)
--------------------------------------------------------------------------------------------------------------------

                                             RATIOS/SUPPLEMENTARY DATA
                                ----------------------------------------------------
                                                           RATIO OF
                                              RATIO OF        NET         RATIO OF
                                NET ASSETS    EXPENSES    INVESTMENT      EXPENSES
                                AT END OF    TO AVERAGE    INCOME TO     TO AVERAGE
                                  PERIOD        NET       AVERAGE NET       NET
                                 (000'S)     ASSETS(d)     ASSETS(d)    ASSETS(d)(f)
------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended April 30, 2005
 (Unaudited)(b)                    $141        1.50%          0.20%        45.65%
------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2005
 (Unaudited)(e)                     177        2.25%         (0.55%)       42.90%
------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.
 (b) Class A (Investor) Shares commenced operations on February 14, 2005.
 (c) Not annualized for periods less than one year.
 (d) Annualized for periods less than one year.
 (e) Class B Shares commenced operations on February 9, 2005.
 (f) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (g) Excludes sales charge.
 (h) Excludes redemption charge.

See notes to financial statements.

24    HSBC INVESTOR LIFELINE FUNDS

          HSBC GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                         INVESTMENT ACTIVITIES
                                               ------------------------------------------
                                                            NET REALIZED AND
                                                            UNREALIZED GAINS
                                 NET ASSET                   (LOSSES) FROM
                                   VALUE,         NET          INVESTMENT      TOTAL FROM
                                BEGINNING OF   INVESTMENT     AND FUTURES      INVESTMENT
                                   PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30, 2005
 (Unaudited) (b)                   $10.00         0.01           (0.14)          (0.13)
-----------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2005
 (Unaudited) (e)                    10.00           --           (0.05)          (0.05)
-----------------------------------------------------------------------------------------
CLASS C SHARES
Period ended April 30, 2005
 (Unaudited) (g)                    10.00           --           (0.01)          (0.01)
-----------------------------------------------------------------------------------------

                                                                               RATIOS/SUPPLEMENTARY DATA
                                                           ------------------------------------------------------------------

                                                                                             RATIO OF NET
                                NET ASSET                   NET ASSETS        RATIO OF        INVESTMENT         RATIO OF
                                 VALUE,                      AT END OF      EXPENSES TO       INCOME TO        EXPENSES TO
                                 END OF        TOTAL          PERIOD          AVERAGE          AVERAGE           AVERAGE
                                 PERIOD      RETURN(c)        (000'S)      NET ASSETS(d)    NET ASSETS(d)    NET ASSETS(d)(f)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30, 2005
 (Unaudited) (b)                  $9.87        (1.30)%         $989             1.50%            0.93%             7.74%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2005
 (Unaudited) (e)                   9.95        (0.50)%          666             2.25%            0.12%             8.09%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended April 30, 2005
 (Unaudited) (g)                   9.99        (0.10)%            3             2.25%            2.11%            10.68%
-----------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b) Class A (Investor) Shares commenced operations on February 8, 2005.

(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

(e) Class B Shares commenced operations on February 1, 2005.

(f) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(g) Class C Shares commenced operations on April 27, 2005.

See notes to financial statements.

                                               HSBC INVESTOR LIFELINE FUND    25

          HSBC MODERATE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                INVESTMENT ACTIVITIES
                                       ----------------------------------------
                                                     NET REALIZED
                                                    AND UNREALIZED
                                                    GAINS (LOSSES)
                           NET ASSET                     FROM          TOTAL      NET ASSET
                            VALUE,        NET         INVESTMENT        FROM        VALUE,
                           BEGINNING   INVESTMENT    AND FUTURES     INVESTMENT     END OF       TOTAL
                           OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     PERIOD     RETURN(c)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30,
 2005 (Unaudited) (b)       $10.00        0.01          (0.15)         (0.14)       $9.86        (1.26)%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30,
 2005 (Unaudited) (e)        10.00          --          (0.09)         (0.09)        9.91        (0.88)%
--------------------------------------------------------------------------------------------------------

                                             RATIOS/SUPPLEMENTARY DATA
                           -------------------------------------------------------------

                                                        RATIO OF NET
                           NET ASSETS     RATIO OF       INVESTMENT         RATIO OF
                           AT END OF     EXPENSES TO      INCOME TO       EXPENSES TO
                             PERIOD        AVERAGE         AVERAGE          AVERAGE
                            (000'S)     NET ASSETS(d)   NET ASSETS(d)   NET ASSETS(d)(f)
----------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30,
 2005 (Unaudited) (b)        $1,078          1.50%          1.37%             5.75%
----------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30,
 2005 (Unaudited) (e)         1,061          2.25%          0.62%             6.61%
----------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.
(b) Class A (Investor) Shares commenced operations on February 3, 2005.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Class B Shares commenced operations on February 1, 2005.
(f) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

26    HSBC INVESTOR LIFELINE FUNDS

          HSBC CONSERVATIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                               INVESTMENT ACTIVITIES
                                                    -------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                   (LOSSES) FROM
                                        VALUE,         NET        INVESTMENT AND    TOTAL FROM
                                     BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
-----------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30, 2005
 (Unaudited) (b)                        $10.00         0.01           (0.16)           (0.15)
-----------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2005
 (Unaudited) (f)                         10.00         0.01           (0.22)           (0.21)
-----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended April 30, 2005
 (Unaudited) (h)                         10.00           --*(c)          --               --
-----------------------------------------------------------------------------------------------

                                           DIVIDENDS
                                     ----------------------
                                                              NET ASSET
                                        NET                    VALUE,
                                     INVESTMENT     TOTAL      END OF
                                       INCOME     DIVIDENDS    PERIOD     TOTAL RETURN(d)
------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30, 2005
 (Unaudited) (b)                       -- (c)       -- (c)     $ 9.85       (1.46)%
------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2005
 (Unaudited) (f)                       -- (c)       -- (c)       9.79       (2.08)%
------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended April 30, 2005
 (Unaudited) (h)                          --           --       10.00        0.00%
------------------------------------------------------------------------------------------

                                                     RATIOS/SUPPLEMENTARY DATA
                                     ---------------------------------------------------------
                                                    RATIO OF      RATIO OF NET
                                     NET ASSETS   EXPENSES TO      INVESTMENT       RATIO OF
                                     AT END OF      AVERAGE        INCOME TO      EXPENSES TO
                                       PERIOD         NET         AVERAGE NET     AVERAGE NET
                                      (000'S)      ASSETS(e)       ASSETS(e)      ASSETS(e)(g)
----------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30, 2005
 (Unaudited) (b)                        $266         1.50%          1.08%            14.97%
----------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2005
 (Unaudited) (f)                         369         2.25%          0.42%            18.56%
----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended April 30, 2005
 (Unaudited) (h)                          10         2.25%          1.04%            20.68%
----------------------------------------------------------------------------------------------

 * Calculated based on average shares outstanding.

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

 (b) Class A (Investor) Shares commenced operations on February 23, 2005.

 (c) Rounds to less than $0.01.

 (d) Not Annualized for periods less than one year.

 (e) Annualized for periods less than one year.

 (f) Class B Shares commenced operations on February 17, 2005.

 (g) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

 (h) Class C Shares commenced operations on April 20, 2005.

See notes to financial statements.

                                              HSBC INVESTOR LIFELINE FUNDS    27

          HSBC CONSERVATIVE INCOME STRATEGY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                   (LOSSES) FROM
                                        VALUE,         NET        INVESTMENT AND    TOTAL FROM
                                     BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30, 2005
 (Unaudited) (b)                        $10.00         0.03           (0.11)          (0.08)
----------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2005
 (Unaudited) (e)                         10.00         0.01           (0.11)          (0.10)
----------------------------------------------------------------------------------------------

                                            DIVIDENDS
                                     ------------------------
                                                                  NET ASSET
                                        NET                        VALUE,
                                     INVESTMENT       TOTAL        END OF       TOTAL
                                       INCOME       DIVIDENDS      PERIOD     RETURN(c)
-------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30, 2005
 (Unaudited) (b)                       (0.01)         (0.01)        $9.91        (0.81)%
-------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2005
 (Unaudited) (e)                          -- (g)         -- (g)      9.90        (0.95)%
-------------------------------------------------------------------------------------------

                                                      RATIOS/SUPPLEMENTARY DATA
                                     ------------------------------------------------------------

                                                   RATIO OF      RATIO OF NET
                                     NET ASSETS   EXPENSES TO     INVESTMENT         RATIO OF
                                     AT END OF      AVERAGE       INCOME TO        EXPENSES TO
                                       PERIOD         NET          AVERAGE           AVERAGE
                                      (000'S)      ASSETS(d)    NET ASSETS(d)    NET ASSETS(d)(f)
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30, 2005
 (Unaudited) (b)                        $303         1.50%          1.35%             15.22%
-------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2005
 (Unaudited) (e)                         123         2.00%          1.02%             22.47%
-------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

 (b) Class A (Investor) Shares commenced operations on February 8, 2005.

 (c) Not annualized for periods less than one year.

 (d) Annualized for periods less than one year.

 (e) Class B Shares commenced operations on February 14, 2005.

 (f) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

 (g) Rounds to less than .005.

See notes to financial statements.

28    HSBC INVESTOR LIFELINE FUNDS

          HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the 'Act'), as an open-end management investment company. The Trust contains the following funds (individually a 'Fund,' collectively the 'Lifeline Funds'):

FUND                                              SHORT NAME                        TRUST
----                                              ----------                        -----
HSBC Investor Aggressive Growth Strategy Fund     Aggressive Growth Fund            Trust
HSBC Investor Growth Strategy Fund                Growth Strategy Fund              Trust
HSBC Investor Moderate Growth Strategy Fund       Moderate Growth Fund              Trust
HSBC Investor Conservative Growth Strategy Fund   Conservative Growth Fund          Trust
HSBC Investor Conservative Income Strategy Fund   Conservative Income Fund          Trust

        The Lifeline Funds are separate series of the Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Lifeline Funds (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their Respective Portfolios (as defined below) and the HSBC Investor Money Market Fund (the 'Money Market Fund'), per the following schedule:

               HSBC INVESTOR LIFELINE FUNDS PORTFOLIO WEIGHTINGS

                                    HSBC INVESTOR                                         HSBC INVESTOR     HSBC INVESTOR
                                     AGGRESSIVE       HSBC INVESTOR     HSBC INVESTOR     CONSERVATIVE      CONSERVATIVE
                                   GROWTH STRATEGY   GROWTH STRATEGY   MODERATE GROWTH   GROWTH STRATEGY   INCOME STRATEGY
   UNDERLYING PORTFOLIO                 FUND              FUND          STRATEGY FUND         FUND              FUND
   --------------------                 ----              ----          -------------         ----              ----
   Money Market Fund                      1%                1%                6%               20%               30%
   Fixed Income Portfolio               None               17%               31%               20%               25%
   Limited Maturity Portfolio           None              None              None               15%               25%
   Growth Portfolio                      21%               21%               19%               15%                8%
   Value Portfolio                       21%               21%               18%               15%                8%
   Small Cap Equity Portfolio            34%               20%               11%                5%              None
   International Equity Portfolio        23%               20%               15%               10%                4%
                                        ----              ----              ----              ----              ----
   Total                                100%              100%              100%              100%              100%
                                        ----              ----              ----              ----              ----
                                        ----              ----              ----              ----              ----

        The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor Value Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'), and like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The HSBC Investor Money Market Fund is a diversified series of the Trust, and like each Feeder Fund is an open-end management investment company.

        The Lifeline Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers four classes of shares: Class A (Investor) Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares in the Lifeline Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

        Under the Lifeline Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Lifeline Funds. In addition, in the normal course of business, the Lifeline Funds enter into contracts with their vendors and others that provide for general indemnifications. The Lifeline Funds' maximum exposure under these arrangements is unknown as this would involve future claims that

                                              HSBC INVESTOR LIFELINE FUNDS    29

         HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

    may be made against the Lifeline Funds. However, based on experience, the Lifeline Funds expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Feeder Funds record their investments in the Portfolios. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements. Investments in the Money Market Fund is recorded at net asset value as reported by the Fund.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. Changes in holdings of the Money Market Fund for each Lifeline Fund are reflected no later than the first business day following trade date. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolios.

    ALLOCATIONS:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

    DIVIDENDS TO SHAREHOLDERS:

        The Conservative Income Fund declares and distributes all net investment income as dividends to their shareholders monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Conservative Growth Fund and Moderate Growth Fund, and annually in the case of the Aggressive Growth Fund and Growth Stategy Fund.

        The Lifeline Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Lifeline Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and certain distributions), such amounts are reclassified within the components of net assets; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

30    HSBC INVESTOR LIFELINE FUNDS

          HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

    REDEMPTION FEE:

        A redemption fee of 2.00% will be charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the period ended April 30, 2005 the following Lifeline Funds collected redemption fees as follows:

FUND                                                          FEES COLLECTED
----                                                          --------------
Conservative Growth Strategy Fund...........................       $140

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the Lifeline Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund:

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trust are affiliated, serves the Trust as Administrator. Such officers, with the exception of the Chief Compliance Officer as noted below, are paid no fees directly by the Funds for serving as officers of the Trust. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. The Portfolios pay half of each Feeder Fund's administration fee for a combination of the total fee rate above. BISYS Ohio may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds. In addition, BISYS provides an employee to serve as Chief Compliance Officer for the Funds including providing certain related services, for which it receives an additional fee.

        All voluntary administration fee waivers are not subject to recoupment in subsequent fiscal periods.

        On June 13, 2005 the Board approved a proposal for HSBC to serve as the Administrator of the Funds, which will be effective July 1, 2005 under the same compensation structure as those currently with BISYS. In addition, the Board approved a proposal for BISYS to serve as the sub-Administrator to HSBC, in which BISYS will be compensated directly by HSBC effective July 1, 2005.

                                              HSBC INVESTOR LIFELINE FUNDS    31

          HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the 'Distributor'). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Lifeline Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Lifeline Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the Lifeline Funds' shares. BISYS, as the Lifeline Funds' distributor, received $344,412 in commissions from sales of the HSBC Family of Funds of which $343,984 was reallowed to affiliated brokers and dealers.

    SHAREHOLDER SERVICING:

        The Trust has entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. For performing these services the shareholder servicing agents receive a fee of 0.25%, 0.25%, 0.25%, and 0.75% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A (Investor) Shares, Class B Shares, Class C Shares and Class R Shares of the Fund, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, 1.00% of the average daily net assets of Class B Shares and Class C Shares, and 0.75% of the average daily net assets of Class R Shares.

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, of the Lifeline Funds. Each Class has its own expense limitations based on average daily net assets for any full fiscal year as follows, Class A 1.50%, Class B 2.25%, Class C 2.25% and Class R 2.00%.

        All contractual and voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods. In addition, the investment advisor may waive additional fees at their discretion.

    FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. As transfer agent for the Funds, BISYS receives a fee based on the number Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. HSBC is the named Custodian for the Lifeline Funds, however, their was no security movement for which services were rendered during the period.

4.  INVESTMENT TRANSACTIONS:

        Aggregate contributions and withdrawals of the respective Portfolios for the period ended April 30, 2005 were:

                                                              CONTRIBUTIONS   WITHDRAWALS
                                                              -------------   -----------
Aggressive Growth Fund......................................   $  323,684       $ 6,386
Growth Fund.................................................    1,623,999         6,499
Moderate Growth Fund........................................    2,020,858         6,834
Conservative Growth Fund....................................      531,536        10,793
Conservative Income Fund....................................      305,193         5,266

5.  INVESTMENT ADVISOR CONTRACT APPROVAL:

        Each Board of Trustees including the non-interested Trustees (the 'Board of Trustees') of HSBC Investor Funds, HSBC Advisor Funds and HSBC Portfolios approved renewal of the investment advisory agreement, and, where applicable, sub-advisory agreement (collectively, 'Advisory Contracts') with respect to each Trust's respective Funds at an in-person meeting held on December 13, 2004. In determining whether it was appropriate to approve each

32    HSBC INVESTOR LIFELINE FUNDS

          HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

    Advisory Contract, each Board of Trustees requested information, provided by the Adviser, and, where applicable, Sub-Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided, each Board of Trustees determined that each Advisory Contract is consistent with the best interests of each Fund and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders. Each Board of Trustees made these determinations on the basis of the following considerations, among others:

         -- The investment advisory fees payable to the Adviser and, where applicable, Sub-Adviser under each Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with each Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

         -- Each Advisory Contract did not increase the level of current investment advisory fees or overall operating expenses of each Fund over historical fee and expense levels;

         -- The nature, quality and extent of the investment advisory services provided by the Adviser and, where applicable, Sub-Adviser to each Fund, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

         -- The Adviser's and, where applicable, Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

         -- The Adviser's entrepreneurial commitment to the management and success of each Fund, which could entail a substantial commitment of resources to the successful operation of each Fund; and

         -- The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and, where applicable, Sub-Adviser.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, each Board of Trustees unanimously approved the respective Advisory Contract with respect to the Investor Funds and with respect to the Advisor Funds.

        New Advisory Contract between the Adviser and the Sub-Advisers to the Growth and Income Fund and Mid-Cap Fund (collectively, the 'Agreements') were approved by the Board of Trustees of HSBC Investor Funds, with respect to the Growth and Income Fund and the Mid-Cap Fund, at a meeting of the Board of Trustees held on March 7-8, 2005. The Agreements were approved by the shareholders of the respective Funds at a meeting of the shareholders held on April 18, 2005.

        In determining whether to approve the Agreements, the Board of Trustees requested and received extensive materials and information from the Adviser to assist them in considering the approval of the Agreements. Based on its review of the information requested and provided, and the discussions with management of the Adviser, the Board of Trustees determined that approval of the Agreements was consistent with the best interests of each Fund and its shareholders, and would enable each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of that Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

         -- Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board of Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and each Fund's Sub-Adviser, in light of the high quality services provided to the other manager-of-manager mutual funds advised by the Adviser, and each Fund's Sub-Adviser's historic performance managing accounts having similar investment objectives as the Funds. The Board of Trustees also considered the services provided by the Adviser such as supervision of Fund operations and compliance and regulatory filings as well as disclosures to shareholders, general oversight of service providers and coordination of Fund marketing initiatives. The Board of Trustees considered the Adviser's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds, as well as the Adviser's agreement to waive 0.05% of its advisory fee for a period of at least one year with respect to each Fund.

                                              HSBC INVESTOR LIFELINE FUNDS    33

          HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

         -- Investment Performance of the Fund, Adviser and Sub-Advisers. The Board of Trustees considered short- and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds, as well as each Fund's sub-adviser's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding each Fund's peer groups, noting in particular that the proposed combined advisory and sub-advisory fees were competitive with the advisory fees charged by other funds in each Fund's peer group.

         -- Costs of Services and Profits Realized by the Adviser. The Board of Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Board of Trustees considered that the combined management fees under the Agreements would increase the investment advisory fees of the Funds by 0.05%, with respect to the Growth and Income Fund, and 0.20%, with respect to the Mid-Cap Fund, over historical fee levels (no increase with respect to the Growth and Income Fund and 0.15% with respect to the Mid-Cap Fund after giving effect to the Adviser's agreement to waive 0.05% of its advisory fee under the New Agreement), but concluded that the combined advisory fees payable to the Adviser and each Fund's Sub-Adviser are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds.

         -- Other Relevant Considerations -- Adviser Personnel. The Board of Trustees considered the Adviser's representations regarding the Adviser's manager-of-managers staffing and capabilities to oversee each Fund's Sub-Adviser and the sub-adviser's staffing and capabilities to manage the Fund. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and each Fund's Sub-Adviser.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements with respect to the Growth and Income Fund and the Mid-Cap Fund.

34    HSBC INVESTOR LIFELINE FUNDS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

SHAREHOLDER MEETING RESULTS (UNAUDITED)

    At a Special Meeting of Shareholders held on March 21, 2005, a proposal to elect seven nominees was approved on behalf of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the 'Trusts'). The number of shares voted for, against or abstained are as follows:

HSBC INVESTOR FUNDS

                                                                   FOR          AGAINST     ABSTAIN
                                                                   ---          -------     -------
Stephen J. Baker............................................  4,013,227,309   396,540,860      0
Richard A. Brealey..........................................  4,013,550,074   396,218,095      0
Frederick C. Chen...........................................  4,012,525,304   397,242,865      0
Alan A. Parsow..............................................  4,013,083,446   396,684,723      0
Thomas F. Robards...........................................  4,013,262,198   396,505,971      0
Larry M. Robbins............................................  4,012,517,654   397,250,515      0
Michael Seely...............................................  4,013,282,990   396,485,179      0

HSBC ADVISOR FUNDS TRUST

                                                                   FOR          AGAINST     ABSTAIN
                                                                   ---          -------     -------
Stephen J. Baker............................................    520,578,380        72,648      0
Richard A. Brealey..........................................    520,578,380        72,648      0
Frederick C. Chen...........................................    520,651,028             0      0
Alan A. Parsow..............................................    520,627,071        23,957      0
Thomas F. Robards...........................................    520,627,071        23,957      0
Larry M. Robbins............................................    520,622,082        28,946      0
Michael Seely...............................................    520,627,071        23,957      0

HSBC INVESTOR PORTFOLIOS

                                                                   FOR          AGAINST     ABSTAIN
                                                                   ---          -------     -------
Stephen J. Baker............................................     63,969,810        59,867      0
Richard A. Brealey..........................................     63,975,736        53,941      0
Frederick C. Chen...........................................     63,984,270        45,407      0
Alan A. Parsow..............................................     63,978,788        50,889      0
Thomas F. Robards...........................................     63,958,729        70,948      0
Larry M. Robbins............................................     63,972,348        57,329      0
Michael Seely...............................................     63,963,174        66,504      0

                                                  HSBC INVESTOR PORTFOLIOS    35

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 57.2%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL HOME LOAN BANK - 3.2%
5.75%, 5/15/12.........................  1,500,000    1,622,354
                                                     ----------
FEDERAL HOME LOAN MORTGAGE CORP. - 20.4%
5.125%, 7/15/12........................    500,000      521,131
Pool #E92282, 5.50%, 11/1/17...........  1,363,320    1,397,494
Pool #C01188, 7.00%, 6/1/31............    317,216      335,040
Pool #C75371, 6.00%, 1/1/33............    744,708      765,191
Pool #2642, 4.50%, 10/25/27............  3,000,000    3,019,797
Pool #A11010, 5.00%, 7/1/33............  1,582,903    1,571,766
Pool #A14659, 6.50%, 10/1/33...........  1,092,885    1,136,063
Pool #E96835, 4.50%, 6/1/18............  1,756,719    1,742,770
                                                     ----------
                                                     10,489,252
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 25.1%
4.625%, 5/1/13.........................  1,250,000    1,237,219
Pool #535063, 6.50%, 12/1/14...........    322,895      337,077
Pool #535933, 6.50%, 5/1/31............    236,457      246,355
Pool #593187, 7.00%, 11/1/31...........    719,327      760,254
Pool #695204, 5.50%, 3/1/33............  1,247,718    1,261,127
Pool #694985, 6.00%, 3/1/33............  1,481,475    1,522,597
Pool #555427, 6.00%, 2/1/18............  1,888,577    1,958,108
Pool #704439, 5.00%, 5/1/18............  1,777,056    1,792,132
Pool #722985, 3.90%, 7/1/33 (a)........  1,330,718    1,322,078
Pool #740686, 6.50%, 10/1/33...........    804,292      838,170
Pool #753474, 5.50%, 11/1/33...........  1,623,555    1,640,123
                                                     ----------
                                                     12,915,240
                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.5%
Pool #2687, 6.00%, 12/20/28............    473,699      489,195
Pool #3415, 5.50%, 7/20/33.............  1,410,693    1,435,062
Pool #612373, 6.00%, 11/15/33..........  1,353,341    1,397,172
                                                     ----------
                                                      3,321,429
                                                     ----------
U.S. TREASURY NOTES  - 2.0%
4.75%, 5/15/14.........................  1,000,000    1,042,422
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS
 (COST $29,390,697)....................              29,384,675
                                                     ----------

 CORPORATE OBLIGATIONS - 33.9%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
AEROSPACE & DEFENSE - 1.5%
Honeywell International, Inc., 5.125%,
 11/1/06...............................    750,000      762,507
                                                     ----------
AUTO MANUFACTURERS - 1.7%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08...............    275,000      264,907
General Motors Corp., 7.20%, 1/15/11
 (l)...................................    750,000      633,308
                                                     ----------
                                                        898,215
                                                     ----------
BANKING - 2.0%
Corestates Capital, 6.75%, 11/15/06....  1,000,000    1,042,446
                                                     ----------
BROKERAGE SERVICES - 1.9%
Merrill Lynch & Co., 3.375%, 9/14/07...  1,000,000      987,167
                                                     ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.5%
General Electric Co., 5.00%, 2/1/13....    750,000      763,293
                                                     ----------
FINANCE  - 14.3%
Bear Stearns Co., 3.69%, 9/27/07 (a)...  1,500,000    1,518,223
CIT Group, Inc., 4.125%, 2/21/06.......  1,000,000    1,003,690
Countrywide Home Loans, Inc., 5.50%,
 8/1/06................................  1,250,000    1,272,158
Ford Motor Credit Co., 6.50%,
 1/25/07...............................    750,000      749,925
General Motors Accept Corp., 4.50%,
 7/15/06 (l)...........................    250,000      244,511
General Motors Accept Corp., 5.125%,
 5/9/08 (l)............................    500,000      466,058
Met Life Global Funding, 4.50%, 5/5/10
 (b)...................................    550,000      549,189
MGIC Investment Corp., 6.00%,
 3/15/07...............................    750,000      775,480
Morgan Stanley, 4.75%, 4/1/14..........    750,000      724,910
                                                     ----------
                                                      7,304,144
                                                     ----------
INSURANCE - 0.5%
Travelers Property Casualty Corp.,
 6.375%, 3/15/33.......................    250,000      267,682
                                                     ----------
MEDIA - 4.7%
AOL Time Warner Inc., 6.875%, 5/1/12...    500,000      556,831
Comcast Corp., 5.30%, 1/15/14..........  1,000,000    1,015,022
Cox Communications, Inc., 7.125%,
 10/1/12.............................. .   750,000      833,365
                                                     ----------
                                                      2,405,218
                                                     ----------
REAL ESTATE - 1.1%
EOP Operating LP, 7.00%, 7/15/11.......    500,000      552,319
                                                     ----------
RETAIL - 2.0%
May Department Stores Co., 5.75%,
 7/15/14...............................  1,000,000    1,035,435
                                                     ----------
TELECOMMUNICATIONS - 2.4%
Deutsche Telekom International Finance,
 3.875%, 7/22/08.......................    500,000      492,386
SBC Communications, Inc., 5.10%,
 9/15/14...............................    750,000      750,340
                                                     ----------
                                                      1,242,726
                                                     ----------
UTILITIES - 0.3%
Pacific Gas & Electric Co., 3.82%,
 4/3/06, Callable 7/3/05 @100 (a)......     13,000       13,029
Pacific Gas & Electric Co., 4.80%,
 3/1/14................................    135,000      134,005
                                                     ----------
                                                        147,034
                                                     ----------
TOTAL CORPORATE OBLIGATIONS
 (COST $17,467,756)....................              17,408,186
                                                     ----------

36    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

     HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
     ...........................................................................

---------------------------------------------------------------
 ASSET BACKED SECURITIES - 7.2%
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Carmax Auto Owner Trust, 3.00%,
 9/15/08...............................  1,250,000    1,234,019
Honda Auto Receivables Owner Trust 03
 1 A4, 2.48%, 7/18/08..................  2,500,000    2,471,615
                                                     ----------
TOTAL ASSET BACKED SECURITIES
 (COST $3,749,599).....................               3,705,634
                                                     ----------
INVESTMENT COMPANIES - 0.5%

HSBC Investor Money Market Fund
 Class I Shares*.......................    261,369      261,369
                                                     ----------
TOTAL INVESTMENT COMPANIES
 (COST $261,369).......................                 261,369
                                                     ----------

 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN - 2.8%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Pool of various securities for HSBC
 Family of Funds  - Note 2  - Security
 Loans.................................  1,410,000    1,410,000
                                                     ----------
TOTAL SECURITIES HELD AS COLLATERAL FOR
 SECURITIES ON LOAN
 (COST $1,410,000).....................               1,410,000
                                                     ----------
TOTAL INVESTMENTS
 (COST $52,273,399)  - 101.6%..........              52,175,886
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $51,357,129.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on April 30, 2005. However, each or these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment advisor based on procedures approved by the Board of Trustees.

(l) All or a portion of the security was on loan as of April 30, 2005.

 *  Investment in affiliate.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    37

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005
          ......................................................................

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  46.5%

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL HOME LOAN BANK - 1.2%
2.875%, 9/15/06.......................  1,850,000      1,829,054
                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORP. - 17.5%
5.75%, 4/15/08........................ 11,700,000     12,262,829
5.00%, 7/15/14........................  1,300,000      1,343,450
Pool #2642, 4.50%, 10/25/27...........  7,000,000      7,046,194
Pool #2894, 5.50%, 12/15/24...........  4,348,173      4,429,350
Pool #C00368, 8.50%, 10/1/24..........     52,731         57,677
Pool #C00922, 8.00%, 2/1/30...........    404,151        441,993
Pool #C54447, 7.00%, 7/1/31...........     59,191         62,517
Pool #C60712, 6.50%, 11/1/31..........    848,644        883,534
Pool #C80387, 6.50%, 4/1/26...........     52,005         54,257
Pool #D62926, 6.50%, 8/1/25...........     37,891         39,542
Pool #G00951, 6.00%, 7/1/28...........    466,790        480,611
Pool #G01317, 7.00%, 10/1/31..........    327,447        345,846
                                                     -----------
                                                      27,447,800
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.7%
3.125%, 12/15/07......................    810,000        792,950
4.25%, 5/15/09........................  2,700,000      2,709,377
5.50%, 3/15/11........................  1,000,000      1,058,087
4.625%, 5/1/13........................  3,300,000      3,266,258
5.50%, 8/1/33.........................  9,646,430      9,744,872
Pool #253438, 8.50%, 9/1/30...........    102,306        111,585
Pool #329530, 7.00%, 12/1/25..........    125,431        133,064
Pool #329655, 7.00%, 11/1/25..........     88,899         94,310
Pool #356905, 4.20%, 10/1/36 (a)......    376,228        386,628
Pool #398958, 6.50%, 10/1/12..........    122,324        127,661
Pool #535332, 8.50%, 4/1/30...........     86,084         93,943
Pool #535440, 8.50%, 8/1/30...........     99,905        108,967
Pool #535608, 9.50%, 4/1/30...........    177,649        196,993
Pool #548965, 8.50%, 7/1/30...........     88,493         96,519
Pool #568486, 7.00%, 1/1/31...........     74,988         79,275
Pool #573752, 8.50%, 2/1/31...........     83,879         91,487
Pool #575328, 6.50%, 4/1/31...........    119,988        125,011
Pool #623129, 6.50%, 1/1/32...........  1,474,004      1,535,705
Pool #651901, 6.00%, 8/1/32...........  1,565,698      1,609,466
Pool #695777, 5.50%, 4/1/33...........  1,531,693      1,548,153
Pool #722985, 3.90%, 7/1/33 (a).......  3,792,547      3,767,924
Pool #803855, 5.50%, 12/1/34..........  1,726,819      1,744,397
                                                     -----------
                                                      29,422,632
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.5%
Pool #346406, 7.50%, 2/15/23..........    109,542        118,398
Pool #412530, 7.50%, 12/15/25.........    146,991        158,369
Pool #587112, 6.00%, 6/15/32..........  2,432,404      2,511,607
Pool #780804, 10.00%, 12/15/20........    114,843        129,358
Pool #780826, 9.50%, 5/15/18..........     65,303         72,142
Pool #781300, 7.00%, 6/15/31..........    282,049        299,064
Pool #781345, 6.00%, 10/15/31.........    589,730        609,301
                                                     -----------
                                                       3,898,239
                                                     -----------
U.S. TREASURY BONDS - 1.9%
6.00%, 2/15/26........................  1,200,000      1,419,890
5.25%, 11/15/28.......................  1,500,000      1,636,172
                                                     -----------
                                                       3,056,062
                                                     -----------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D.

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
U.S. TREASURY NOTES - 4.7%
1.50%, 3/31/06........................  3,000,000      2,949,843
2.75%, 6/30/06........................  1,300,000      1,289,590
4.00%, 2/15/14........................  3,115,000      3,078,616
4.25%, 8/15/14........................     95,000         95,401
                                                     -----------
                                                       7,413,450
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS
 (COST $72,076,626)...................                73,067,237
                                                     -----------

CORPORATE OBLIGATIONS - 32.8%

AUTO MANUFACTURERS - 0.5%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08..............    825,000        794,722
                                                     -----------
BUSINESS SERVICES - 0.7%
Xerox Corp., 9.75%, 1/15/09...........  1,000,000      1,135,000
                                                     -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.3%
General Electric Co., 5.00%, 2/1/13...  2,000,000      2,035,448
                                                     -----------
FINANCE  - 16.3%
AIG SunAmerica Global Financing VI,
 6.30%, 5/10/11 (b)...................    642,000        694,745
Capital One Bank, 5.125%, 2/15/14.....    725,000        719,336
CIT Group, Inc., 7.375%, 4/2/07.......  3,725,000      3,938,810
Citigroup, Inc., 5.625%, 8/27/12......  2,500,000      2,634,237
Citigroup, Inc., 5.00%, 9/15/14.......    775,000        780,117
Farmers Exchange Capital, 7.05%,
 7/15/28 (b)..........................    388,000        409,926
Farmers Insurance Exchange, 8.625%,
 5/1/24 (b)...........................    238,000        293,644
Florida Windstorm, 7.125%, 2/25/19
 (b)..................................    608,000        719,489
Ford Motor Credit Co., 6.50%,
 1/25/07..............................    800,000        799,920
Ford Motor Credit Co., 7.00%,
 10/1/13..............................    850,000        764,979
General Electric Capital Corp., 8.75%,
 5/21/07..............................  1,300,000      1,417,802
General Electric Capital Corp.,
 6.875%, 11/15/10.....................  1,200,000      1,332,388
J.P. Morgan Chase & Co., 5.25%,
 5/30/07..............................  3,500,000      3,576,044
Met Life Global Funding, 4.50%, 5/5/10
 (b)..................................  1,500,000      1,497,788
Metropolitan Life Insurance Co.,
 7.80%, 11/1/25 (b)...................    275,000        346,273
Morgan Stanley, 5.80%, 4/1/07.........  2,500,000      2,570,675
PNC Institutional Capital Trust A,
 7.95%, 12/15/26, Callable
 12/15/06 @ 103.98 (b)................    187,000        203,993
Prudential Insurance Co., 8.30%,
 7/1/25 (b)...........................    548,000        731,917
SLM Corp., 4.00%, 1/15/10.............  1,145,000      1,122,811
Travelers Property Casualty Corp.,
 7.75%, 4/15/26.......................  1,000,000      1,248,841
                                                     -----------
                                                      25,803,735
                                                     -----------
MEDIA - 2.6%
AOL Time Warner, Inc., 7.70%,
 5/1/32...............................  1,500,000      1,848,408
Cox Communications, Inc., 7.125%,
 10/1/12..............................  2,000,000      2,222,306
                                                     -----------
                                                       4,070,714
                                                     -----------
MEDICAL - 0.7%
HCA, Inc., 6.95%, 5/1/12..............  1,000,000      1,042,427
                                                     -----------

38    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (CONTINUED)
          ......................................................................

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
OIL & GAS - 2.7%
Amerada Hess Corp., 6.65%, 8/15/11....  1,550,000      1,666,582
Amerada Hess Corp., 7.875%, 10/1/29...  1,000,000      1,206,324
Anadarko Finance Co., 6.75%, 5/1/11...  1,250,000      1,390,020
                                                     -----------
                                                       4,262,926
                                                     -----------
REAL ESTATE - 1.1%
EOP Operating LP, 7.00%, 7/15/11......  1,500,000      1,656,957
                                                     -----------
RETAIL - 2.1%
May Department Stores Co., 5.75%,
 7/15/14..............................  1,525,000      1,579,038
May Department Stores Co., 6.65%,
 7/15/14..............................  1,650,000      1,770,681
                                                     -----------
                                                       3,349,719
                                                     -----------
TELECOMMUNICATIONS - 3.4%
Comcast Cable Communications Holdings,
 Inc., 8.375%, 3/15/13................  2,200,000      2,670,828
SBC Communications, Inc., 5.10%,
 9/15/14..............................  1,500,000      1,500,680
Sprint Capital Corp., 8.75%,
 3/15/32..............................    850,000      1,142,977
                                                     -----------
                                                       5,314,485
                                                     -----------
TRANSPORT -- RAIL - 0.6%
Burlington North Santa Fe, 7.57%,
 1/2/21...............................    329,167        388,720
Union Pacific Corp., 6.85%, 1/2/19....    451,336        500,351
                                                     -----------
                                                         889,071
                                                     -----------
UTILITIES - 0.8%
Pacific Gas & Electric Co., 4.80%,
 3/1/14...............................    480,000        476,461
Pacific Gas & Electric Co., 6.05%,
 3/1/34...............................    350,000        373,991
RAS Laffan Liquid Natural Gas, 8.29%,
 3/15/14 (b)..........................    348,000        405,491
                                                     -----------
                                                       1,255,943
                                                     -----------
TOTAL CORPORATE OBLIGATIONS
 (COST $49,719,478)...................                51,611,147
                                                     -----------

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.8%

Banc of America Commercial Mortgage,
 Inc. 00 2 A2, 7.20%, 5/15/10.........    675,000        748,311
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 1/15/32........    700,000        775,141
DLJ Mortgage Acceptance Corp. IO 97
 CF1 S, 0.91%, 5/15/30 (a) (b) (c)....    597,801          8,572
Fannie Mae IO 00 16 PS, 5.75%,
 10/25/29 (a) (c).....................    122,464          7,855
Fannie Mae IO 01 4 SA, 4.58%,
 2/17/31 (a) (c)......................    407,746         37,995
Fannie Mae IO 200 32 SV, 5.63%,
 3/18/30 (a) (c)......................     69,384          3,371
Fannie Mae IO 270 2, 8.50%, 9/1/23
 (c)..................................     89,608         17,553
Fannie Mae IO 296 2, 8.00%, 4/1/24
 (c)..................................     99,513         18,542
Fannie Mae IO 306 2, 8.00%, 5/1/30
 (c)..................................    138,543         28,997
FHA Weyerhauser, 7.43%, 1/1/24 (d)....     79,098         79,351
First Union-Chase Commercial Mortgage
 99 C2 A2, 6.645%, 6/15/31............    597,000        640,613
Freddie Mac IO 1534 K, 4.40%,
 6/15/23 (a) (c)......................    268,286         20,940
Freddie Mac IO 2141 SD, 5.20%,
 4/15/29 (a) (c)......................    194,745         19,888
Freddie Mac IO 2247 SC, 4.55%,
 8/15/30 (a) (c)......................    136,406          6,477

COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
GE Capital Commercial Mortgage Corp.
 01 1 A1 6.08%, 5/15/33...............    257,662        268,448
GMAC Commercial Mortgage Securities,
 Inc. 98 C2 A2, 6.42%, 5/15/35........    587,000        620,165
GMAC Commercial Mortgage Securities,
 Inc. IO 96 C1 X2, 2.80%,
 10/15/28 (a) (c).....................    310,938          5,968
Government National Mortgage
 Association IO 99 29 SD, 5.03%,
 3/16/26 (a) (c)......................     47,818            774
Government National Mortgage
 Association IO 99 30 S, 5.63%,
 8/16/29 (a) (c)......................    137,736         12,109
Government National Mortgage
 Association IO 99 30 SA, 5.03%,
 4/16/29 (a) (c)......................    182,843         12,955
Government National Mortgage
 Association IO 99 32 SB, 5.03%,
 7/16/27 (a) (c)......................     82,339          3,014
GS Mortgage Securities Corp. IO 97 GL
 X2, 0.90%, 7/13/30 (a) (c)...........    370,754          6,211
LB-UBS Commercial Mortgage Trust
 00 C3 A1, 7.95%, 7/15/09.............    220,035        232,214
LB-UBS Commercial Mortgage Trust
 00 C4 A2, 7.37%, 8/15/26.............    600,000        674,434
PNC Mortgage Acceptance Corp. 00 C2
 A2, 7.30%, 10/12/33..................    600,000        669,444
Ryland Mortgage Securities Corp. 94 4
 C1, 4.30%, 9/25/30, (a)..............    382,462        381,613
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 12/18/33........    650,000        706,983
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
 (COST $5,993,677)....................                 6,007,938
                                                     -----------

ASSET BACKED SECURITIES - 7.4%

Citibank Credit Card Issuance Trust 00
 A3, 6.875%, 11/16/09.................  1,115,000      1,190,861
Connecticut RRB Special Purpose Trust
 CL&P-1 01 1 A5, 6.21%, 12/30/11......    700,000        756,848
Daimler Chrysler Auto Trust, 3.28%,
 12/8/09..............................  1,500,000      1,469,430
Detroit Edison Securitization Funding
 LLC 01 1 A3, 5.875%, 3/1/10..........    357,000        367,529
Detroit Edison Securitization Funding
 LLC 01 1 A5, 6.42%, 3/1/15...........    417,000        464,194
MBNA Master Credit Card Trust 00 E A,
 7.80%, 10/15/12......................    600,000        694,917
MBNA Master Credit Card Trust 99 B A,
 5.90%, 8/15/11.......................    527,000        558,833
Peco Energy Transition Trust 00 A A3,
 7.625%, 3/1/10.......................    600,000        667,796
Peco Energy Transition Trust 01 A A1,
 6.52%, 12/31/10......................    550,000        603,526
PSE&G Transition Funding LLC 01 1 A6,
 6.61%, 6/15/15.......................    355,000        399,984
Union Acceptance Corp. 01 C B, 4.73%,
 11/9/09..............................  2,500,000      2,518,097
WFS Financial Owner Trust, 3.35%,
 4/17/09..............................  2,000,000      1,980,447
                                                     -----------
TOTAL ASSET BACKED SECURITIES
 (COST $11,266,987)...................                11,672,462
                                                     -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    39

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (CONTINUED)
          ......................................................................

----------------------------------------------------------------
 MUNICIPAL BONDS - 1.6%
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
URBAN AND COMMUNITY DEVELOPMENT  - 1.6%
Indianapolis Indiana Local Public
 Improvement, 3.00%, 10/15/05.........  1,500,000      1,497,585
Louisiana Local Government
 Environmental Facilities & Community
 Development (LOC AMBAC), 6.30%,
 7/1/30...............................    850,000        954,516
                                                     -----------
TOTAL MUNICIPAL BONDS
 (COST $2,432,456)....................                 2,452,101
                                                     -----------

INVESTMENT COMPANIES - 1.0%

HSBC Investor Money Market Fund Class
 I Shares*............................  1,497,650      1,497,650
TOTAL INVESTMENT COMPANIES
 (COST $1,497,650)....................                 1,497,650
                                                     -----------
TOTAL INVESTMENTS
 (COST $142,986,874)  - 93.1%.........               146,308,535
                                                     -----------
                                                     -----------

--------------

Percentages indicated are based on net assets of $157,134,324.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represents the rates that were in effect on April 30, 2005. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Advisor based on procedures approved by the Board of Trustees.

(c) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages.

(d) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be illiquid. Represents .05% of net assets.

 *  Investment in affiliate.

LOC -- Letter of Credit

40    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

-----------------------------------------------------------------
COMMON STOCKS - 95.8%
                                          SHARES       VALUE($)
                                        -----------   -----------
AEROSPACE & DEFENSE - 2.0%
General Dynamics Corp. ...............        9,800     1,029,490
                                                      -----------
BIOTECHNOLOGY - 1.2%
Gilead Sciences, Inc. (a).............       16,050       595,455
                                                      -----------
BUSINESS SERVICES - 1.0%
Paychex, Inc. ........................       17,050       521,730
                                                      -----------
CHEMICALS - 2.0%
Monsanto Co. .........................       17,400     1,019,988
                                                      -----------
COMPUTER SOFTWARE - 8.5%
Automatic Data Processing, Inc. ......       28,200     1,225,008
EMC Corp. (a).........................       38,750       508,400
Microsoft Corp. ......................       82,600     2,089,780
Oracle Corp. (a)......................       48,350       558,926
                                                      -----------
                                                        4,382,114
                                                      -----------
COMPUTERS - 2.9%
Dell, Inc. (a)........................       42,300     1,473,309
                                                      -----------
CONSUMER PRODUCTS - 4.5%
Avon Products, Inc. ..................       12,200       488,976
Harman International Industries,
 Inc. ................................        4,500       353,610
The Procter & Gamble Co. .............       27,350     1,481,003
                                                      -----------
                                                        2,323,589
                                                      -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 5.0%
Danaher Corp. ........................       12,950       655,659
General Electric Co. .................       52,512     1,900,934
                                                      -----------
                                                        2,556,593
                                                      -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 2.9%
Linear Technology Corp. ..............       13,450       480,703
Maxim Integrated Products, Inc. ......        6,150       230,010
Microchip Technology, Inc. ...........       27,900       794,592
                                                      -----------
                                                        1,505,305
                                                      -----------
FINANCIAL SERVICES - 17.7%
American Express Co. .................       10,300       542,810
Franklin Resources, Inc. .............       15,350     1,054,238
Goldman Sachs Group, Inc. ............       16,650     1,778,054
Legg Mason, Inc. .....................       14,750     1,045,185
Moody's Corp. ........................        5,250       431,235
Robert Half International, Inc. ......       20,700       513,774
SLM Corp. ............................       46,800     2,229,551
T. Rowe Price Group, Inc. ............        9,000       496,530
The Chicago Mercantile Exchange.......        5,350     1,046,032
                                                      -----------
                                                        9,137,409
                                                      -----------
HEALTH CARE  - 9.9%
DENTSPLY International, Inc. .........        8,200       448,212
Medtronic, Inc. ......................       23,900     1,259,530
Stryker Corp. ........................        7,900       383,545
UnitedHealth Group, Inc. .............       20,300     1,918,552
Zimmer Holdings, Inc. (a).............       13,050     1,062,531
                                                      -----------
                                                        5,072,370
                                                      -----------
HOTELS & LODGING  - 2.2%
Las Vegas Sands Corp. (a).............        7,700       288,365
Starwood Hotels & Resorts Worldwide,
 Inc. ................................       15,700       853,138
                                                      -----------
                                                        1,141,503
                                                      -----------
INTERNET RELATED  - 4.9%
eBay, Inc. (a)........................       13,550       429,942
Google, Inc. Class A (a) (l)..........        7,250     1,595,000
Yahoo!, Inc. (a)......................       14,300       493,493
                                                      -----------
                                                        2,518,435
                                                      -----------
COMMON STOCKS, CONTINUED
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)     VALUE($)
                                        -----------   -----------
LEISURE - 1.6%
Carnival Corp. .......................       16,650       813,852
                                                      -----------
MEDICAL & HEALTH PRODUCTS - 2.7%
Biomet, Inc. .........................       11,100       429,459
Genentech, Inc. (a)...................       13,629       966,841
                                                      -----------
                                                        1,396,300
                                                      -----------
OIL & GAS - 6.5%
Baker Hughes, Inc. ...................       11,200       494,144
Schlumberger Ltd. ....................       17,800     1,217,698
Smith International, Inc. ............       27,750     1,614,495
                                                      -----------
                                                        3,326,337
                                                      -----------
PHARMACEUTICALS - 8.7%
Alcon, Inc. ..........................        8,600       834,200
Allergan, Inc. .......................        5,050       355,470
Johnson & Johnson.....................       30,050     2,062,331
Pfizer, Inc. .........................       45,250     1,229,442
                                                      -----------
                                                        4,481,443
                                                      -----------
RETAIL - 8.4%
Advance Auto Parts (a)................       10,150       541,503
Home Depot, Inc. .....................       28,150       995,666
Kohl's Corp. (a)......................        5,700       271,320
Staples, Inc. ........................       35,925       685,090
Walgreen Co. .........................       42,517     1,830,781
                                                      -----------
                                                        4,324,360
                                                      -----------
TELECOMMUNICATIONS - 1.4%
Cisco Systems, Inc. (a)...............       40,200       694,656
                                                      -----------
TRANSPORTATION - 1.8%
Expeditors International of
 Washington, Inc. ....................       10,900       535,299
FedEx Corp. ..........................        4,550       386,523
                                                      -----------
                                                          921,822
                                                      -----------
TOTAL COMMON STOCKS
 (COST $47,859,846)...................                 49,236,060
                                                      -----------

INVESTMENT COMPANIES - 5.7%

HSBC Investor Money Market Fund
 Class I Shares*......................    2,946,216     2,946,216
                                                      -----------
TOTAL INVESTMENT COMPANIES
 (COST $2,946,216)....................                  2,946,216
                                                      -----------

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN - 2.2%

Pool of various securities for HSBC
 Family of Funds  - Note 2  - Security
 Loans................................    1,120,000     1,120,000
                                                      -----------
TOTAL SECURITIES HELD AS COLLATERAL
 FOR SECURITIES ON LOAN
 (COST $1,120,000)....................                  1,120,000
                                                      -----------
TOTAL INVESTMENTS
 (COST $51,926,062)  - 103.7%.........                 53,302,276
                                                      -----------
                                                      -----------

--------------

Percentages indicated are based on net assets of $51,408,092.
(a) Represents non-income producing security.
(l)  Security, or portion of the security was on loan as of April 30, 2005.
 *   Investment in affiliate.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    41

          HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

-----------------------------------------------------------------
COMMON STOCKS - (96.5%)
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE - 8.0%
Lockheed Martin Corp. ...................     28,000    1,706,600
Northrop Grumman Corp. ..................     32,600    1,787,784
Raytheon Co. ............................     41,300    1,553,293
                                                       ----------
                                                        5,047,677
                                                       ----------
BANKING - 5.0%
Bank of America Corp. ...................     32,100    1,445,784
Wells Fargo & Co. .......................     28,800    1,726,272
                                                       ----------
                                                        3,172,056
                                                       ----------
BUSINESS SERVICES - 2.3%
Pitney Bowes, Inc. ......................     32,100    1,435,512
                                                       ----------
COMPUTER SOFTWARE - 6.1%
Computer Associates International,
 Inc. ...................................    108,100    2,907,890
Microsoft Corp. .........................     37,200      941,160
                                                       ----------
                                                        3,849,050
                                                       ----------
CONGLOMERATES - 2.3%
Loews Corp. .............................     20,700    1,467,216
                                                       ----------
CONSUMER PRODUCTS - 9.0%
Albertson's, Inc. (l)....................     50,400      997,416
Altria Group, Inc. ......................     42,200    2,742,578
Kimberly-Clark Corp. ....................     31,000    1,935,950
                                                       ----------
                                                        5,675,944
                                                       ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 2.1%
Ingersoll-Rand Co. ......................     17,400    1,337,538
                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 3.3%
Agilent Technologies, Inc. (a)...........    101,700    2,110,275
                                                       ----------
FINANCIAL SERVICES - 16.8%
Citigroup, Inc. .........................     36,707    1,723,761
Countrywide Financial Corp. .............     76,600    2,772,154
Fannie Mae...............................     44,000    2,373,800
Genworth Financial, Inc., Class A........     58,000    1,621,100
J.P. Morgan Chase & Co. .................     39,150    1,389,434
MGIC Investment Corp. ...................     11,800      696,200
                                                       ----------
                                                       10,576,449
                                                       ----------
GAS & ELECTRIC UTILITY - 1.6%
Dominion Resources, Inc. ................     13,000      980,200
                                                       ----------
HEALTH CARE - 2.9%
Aetna, Inc. .............................     24,800    1,819,576
                                                       ----------
INSURANCE - 7.4%
AON Corp. ...............................     77,200    1,609,620
Radian Group, Inc. ......................     34,900    1,550,607
The Hartford Financial Services Group,
 Inc. ...................................     21,100    1,527,007
                                                       ----------
                                                        6,506,810
                                                       ----------


COMMON STOCKS, CONTINUED

                                           SHARES OR
                                           PRINCIPAL
                                           AMOUNT($)    VALUE($)
                                           ---------   ----------
MEDIA - 4.8%
Liberty Media Corp., Class A (a).......      100,350    1,007,514
Viacom, Inc., Class B..................       58,100    2,011,422
                                                       ----------
                                                        3,018,936
                                                       ----------
MINING - 5.1%
Barrick Gold Corp. ....................       93,700    2,091,384
Rio Tinto PLC ADR......................        9,300    1,121,580
                                                       ----------
                                                        3,212,964
                                                       ----------
OIL & GAS - 10.5%
Burlington Resources, Inc. ............       12,800      622,208
ConocoPhillips.........................       10,891    1,141,921
Kerr-McGee Corp. (l)...................       46,700    3,623,920
Noble Energy, Inc. (l).................       19,200    1,231,104
                                                       ----------
                                                        6,619,153
                                                       ----------
PAPER PRODUCTS - 1.5%
International Paper Co. ...............       26,800      918,972
                                                       ----------
STEEL - 1.0%
POSCO ADR..............................       13,800      628,314
                                                       ----------
TELECOMMUNICATIONS - 4.9%
BellSouth Corp. .......................       36,050      954,965
Motorola, Inc. ........................       93,500    1,434,290
Sprint Corp. ..........................       30,600      681,156
                                                       ----------
                                                        3,070,411
                                                       ----------
TRANSPORTATION - 1.9%
Union Pacific Corp. ...................       18,700    1,195,491
                                                       ----------
TOTAL COMMON STOCKS
 (COST $55,566,154)....................                60,822,967
                                                       ----------

INVESTMENT COMPANIES - 3.4%

HSBC Investor Money Market Fund
 Class I Shares*.......................    2,132,825    2,132,825
                                                       ----------
TOTAL INVESTMENT COMPANIES
 (COST $2,132,825).....................                 2,132,825
                                                       ----------
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN - 9.2%

Pool of various securities for HSBC
 Family of Funds  - Note 2  - Security
 Loans.................................    5,766,400    5,766,400
                                                       ----------
TOTAL SECURITIES HELD AS
 COLLATERAL FOR SECURITIES
 ON LOAN (COST $5,766,400).............                 5,766,400
                                                       ----------
TOTAL INVESTMENTS
 (COST $63,465,379)  - 109.1%..........                68,722,192
                                                       ----------
                                                       ----------

--------------

Percentages indicated are based on net assets of $62,995,877.
 (a)  Represents non-income producing security.
 (l)  All or a portion of the security was on loan as of April 30, 2005.
  *   Investment in Affiliate

ADR -- American Depository Receipt

42    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

-----------------------------------------------------------------
COMMON STOCKS - 97.7%
                                          SHARES       VALUE($)
                                        -----------   -----------
AUSTRALIA - 0.6%
BlueScope Steel Ltd...................      218,300     1,312,660
                                                      -----------
BELGIUM - 2.0%
Delhaize Group........................       51,900     3,427,881
KBC Bankverzekeringsholding...........       11,300       894,167
                                                      -----------
                                                        4,322,048
                                                      -----------
BRAZIL - 1.7%
Brasken SA............................   10,000,000       395,443
CIA de Saneamento Basico do Estado de
 Sao Paulo............................    7,710,000       401,769
Gerdau SA ADR.........................       50,100       488,475
Petroleo Brasileiro SA ADR............       27,700     1,017,974
Unibanco GDR..........................       13,000       431,470
Usinas Siderurgicas de Minas Gerais
 SA...................................       30,200       607,830
Votorantim Celulos Papel SA ADR.......       34,250       376,408
                                                      -----------
                                                        3,719,369
                                                      -----------
CANADA - 4.0%
Alcan, Inc............................       62,900     2,040,324
Bank of Nova Scotia...................      109,800     3,490,939
Manulife Financial Corp...............       67,400     3,090,283
                                                      -----------
                                                        8,621,546
                                                      -----------
CHINA - 0.1%
China Petroleum & Chemical Corp.......      592,000       232,870
                                                      -----------
FINLAND - 1.0%
Nokia Corp., Class A..................       69,100     1,101,872
Sampo OYJ, Class A....................       77,000     1,074,355
                                                      -----------
                                                        2,176,227
                                                      -----------
FRANCE - 10.1%
Assurances Generales de France........       44,600     3,571,564
BNP Paribas SA........................       15,800     1,042,795
Credit Agricole SA....................       75,900     1,968,020
France Telecom SA.....................       32,800       964,427
Renault SA............................       38,100     3,193,850
Sanofi-Aventis........................       57,800     5,119,153
Societe Generale......................       33,700     3,360,118
Total SA..............................       12,500     2,780,055
                                                      -----------
                                                       21,999,982
                                                      -----------
GERMANY - 8.7%
Continental AG........................       51,400     3,796,080
E.ON AG...............................       42,300     3,588,431
Fresenius Medical Care AG.............       22,800     1,817,804
HeidelbergCement AG...................       51,261     2,977,677
MAN AG................................       66,000     2,781,756
Muenchener Rueckversicher AG..........       14,700     1,619,897
Siemens AG............................       14,400     1,061,312
Volkswagen AG.........................       35,200     1,466,781
                                                      -----------
                                                       19,109,738
                                                      -----------
HUNGARY - 0.4%
MOL Magyar Olaj  - es Gazipari Rt.
 GDR..................................        9,600       790,080
                                                      -----------
IRELAND - 0.7%
Depfa Bank PLC (a)....................       96,470     1,485,220
                                                      -----------
ISRAEL - 0.5%
Bank Hapoalim Ltd.....................      286,600       989,085
                                                      -----------
COMMON STOCKS, CONTINUED
                                          SHARES       VALUE($)
                                        -----------   -----------
ITALY - 1.9%
ENI SpA...............................      166,500     4,187,374
                                                      -----------
JAPAN - 22.6%
Aiful Corp............................       29,700     2,210,223
Aiful Corp. - W/I (a).................       14,850     1,083,683
Canon, Inc............................      108,300     5,634,129
Hitachi, Ltd..........................      144,000       845,170
Honda Motor Co., Ltd..................       96,600     4,649,834
ITOCHU Corp...........................      317,000     1,562,173
Japan Tobacco, Inc....................          240     3,091,394
JFE Holdings, Inc.....................      104,700     2,905,695
Leopalace21 Corp......................       29,300       447,401
Nippon Meat Packers, Inc..............       89,000     1,120,258
Nippon Mining Holdings, Inc...........      360,000     2,178,509
Nissan Motor Co., Ltd.................      281,100     2,766,778
Promise Co., Ltd......................       49,000     3,163,002
Sanyo Shinpan Finance Co., Ltd........       26,900     1,817,132
Sega Sammy Holdings, Inc..............       25,000     1,465,127
Sony Corp.............................       12,510       461,949
Sumitomo Mitsui Financial Group,
 Inc..................................          718     4,635,260
Takeda Chemical Industries, Ltd.......       21,500     1,046,496
The Tokyo Electric Power Co., Inc.....       90,600     2,175,092
Toyota Motor Co.......................       82,000     2,975,978
UFJ Holdings, Inc.....................          216     1,135,461
UNY Co., Ltd..........................      146,000     1,690,515
                                                      -----------
                                                       49,061,259
                                                      -----------
LUXEMBOURG - 2.3%
Arcelor...............................      243,180     4,931,008
                                                      -----------
NETHERLANDS - 3.4%
ABN AMRO Holding NV...................       44,453     1,078,044
ING Groep NV..........................      190,468     5,248,936
Royal Dutch Petroleum Co..............       16,800       980,548
                                                      -----------
                                                        7,307,528
                                                      -----------
NORWAY - 0.1%
Yara International ASA (a)............       13,700       182,832
                                                      -----------
PHILLIPINES - 0.3%
Philippine Long Distance Telephone
 Co...................................       21,000       541,601
                                                      -----------
SINGAPORE - 2.4%
Flextronics International Ltd. (a)....      162,400     1,810,760
Singapore Telecommunications Ltd......    2,104,630     3,289,187
                                                      -----------
                                                        5,099,947
                                                      -----------
SOUTH AFRICA - 1.6%
ABSA Group Ltd........................      100,500     1,287,509
Sanlam Ltd............................      615,600     1,167,663
Telkom South Africa Ltd...............       60,000     1,046,865
                                                      -----------
                                                        3,502,037
                                                      -----------
SOUTH KOREA  - 2.6%
Hyundai Motor Co., Ltd................       16,300       888,408
Industrial Bank of Korea GDR (a)......       88,300       759,380
Kookmin Bank ADR......................       14,600       624,150
POSCO ADR.............................       34,200     1,557,126
Shinhan Financial Group Co., Ltd.
 ADR..................................       35,150     1,848,890
                                                      -----------
                                                        5,677,954
                                                      -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    43

     HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
     ...........................................................................

COMMON STOCKS, CONTINUED
                                          SHARES       VALUE($)
                                        -----------   -----------
SPAIN - 3.8%
Altadis SA............................       19,800       839,104
Endesa SA.............................      155,800     3,404,801
Repsol SA.............................      155,000     3,931,261
                                                      -----------
                                                        8,175,166
                                                      -----------
SWEDEN - 1.3%
Svenska Cellusoa AB, B shares.........       77,800     2,713,750
                                                      -----------
SWITZERLAND - 2.1%
Credit Suisse Group...................      106,800     4,494,474
                                                      -----------
TAIWAN - 1.5%
China Steel Corp., GDR................       41,400       844,560
Compal Electronics, Inc...............      214,321     1,005,166
Far Eastone Telecommunications Co.,
 Ltd. (a).............................       21,400       393,154
Gigabyte Technology Co., Ltd..........      257,250       254,976
Taiwan Semiconductor Manufacturing
 Co., Ltd.............................      467,755       779,042
                                                      -----------
                                                        3,276,898
                                                      -----------
THAILAND - 0.3%
PTT Public Company Ltd................      121,400       640,568
                                                      -----------
TURKEY - 0.3%
Ford Otomotiv Sanayi AS...............       80,700       543,288
                                                      -----------
UNITED KINGDOM - 21.4%
Aviva PLC.............................      346,270     3,914,129
Barclays PLC..........................      110,200     1,137,187
BP Amoco PLC..........................      692,800     7,064,512
George Wimpey PLC.....................      244,600     1,828,382
Glaxosmithkline PLC...................       99,400     2,511,954
HBOS PLC..............................      183,000     2,714,762
Intercontinental Hotels Group PLC.....      163,929     1,955,901
Mitchells & Butlers PLC...............      119,800       687,118
Punch Taverns PLC.....................      185,000     2,247,061

COMMON STOCKS, CONTINUED
                                          SHARES       VALUE($)
                                        -----------   -----------
Royal & Sun Alliance Insurance Group
 PLC..................................      736,000     1,070,898
Royal Bank Of Scotland Group PLC......       93,500     2,824,255
Sainsbury PLC.........................      410,062     2,216,615
Shell Transport & Trading Co., PLC....      160,000     1,437,929
Tate & Lyle PLC.......................      235,000     2,093,319
Taylor Woodrow PLC....................      361,600     1,985,113
Trinity Mirror PLC....................      145,600     1,775,509
Vodafone Group PLC....................    1,461,053     3,821,016
Whitbread PLC.........................      169,400     2,757,480
Xstrata PLC...........................      146,000     2,523,710
                                                      -----------
                                                       46,566,850
                                                      -----------
TOTAL COMMON STOCKS
 (COST $183,418,796)..................                211,661,359
                                                      -----------

INVESTMENT COMPANIES - 0.4%

Investors Bank Trust Cash Reserve.....      782,865       782,865
                                                      -----------
TOTAL INVESTMENT COMPANIES
 (COST $782,865)......................                    782,865
                                                      -----------

RIGHTS & WARRANTS - 0.0%

UNITED KINGDOM - 0.0%
TI Automotive Ltd., Class A (a) (b)...      190,000             0
                                                      -----------
TOTAL RIGHTS & WARRANTS
 (COST $0)............................                          0
                                                      -----------
TOTAL INVESTMENTS
 (COST $184,201,661) - 98.1%..........                212,444,224
                                                      -----------
                                                      -----------

--------------

Percentages indicated are based on net assets of $216,511,206.
(a) Represents non-income producing security.
(b) Represents illiquid security.

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

44    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE PORTFOLIO INVESTMENTS -- APRIL 30, 2005
          ......................................................................

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Automotive..................................................      9.4%
Banking & Financial Services................................     22.9%
Building & Construction.....................................      0.9%
Building Materials..........................................      2.2%
Chemicals...................................................      0.7%
Computer Related............................................      1.7%
Diversified Manufacturing Operations........................      0.1%
Drugs -- Medical............................................      4.4%
Electrical..................................................      2.8%
Electronic Components & Semiconductors......................      4.1%
Food & Beverage.............................................      2.5%
Insurance...................................................      7.2%
Leisure.....................................................      1.2%
Metals & Mining.............................................      5.3%
Manufacturing...............................................      5.1%
Multimedia..................................................      0.8%
Oil & Gas...................................................     13.1%
Paper Products..............................................      1.4%
Real Estate.................................................      0.2%
Restaurants.................................................      1.3%
Retail......................................................      3.4%
Telecommunications..........................................      5.2%
Tobacco.....................................................      1.8%
Investment Companies........................................      0.4%
                                                                ------
Total Investments...........................................     98.1%
                                                                ------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    45

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

-----------------------------------------------------------------
COMMON STOCKS - 98.2%
                                           SHARES      VALUE($)
                                          ---------   -----------
ADVERTISING  - 2.7%
aQuantive, Inc. (a).....................    203,400     2,257,740
Monster Worldwide, Inc. (a).............    209,300     4,815,993
                                                      -----------
                                                        7,073,733
                                                      -----------
BANKING - 5.7%
Amegy Bancorporation, Inc...............    248,000     4,116,800
East West Bancorp., Inc.................    153,700     4,936,844
Wintrust Financial Corp.................    128,100     5,881,071
                                                      -----------
                                                       14,934,715
                                                      -----------
BIOTECHNOLOGY - 4.7%
Celgene Corp. (a) (l)...................    328,100    12,438,271
                                                      -----------
COMMERCIAL SERVICES - 1.9%
Alliance Data Systems Corp. (a).........    127,100     5,134,840
                                                      -----------
COMPUTER SOFTWARE - 5.6%
CheckFree Corp. (a).....................     83,300     3,055,444
SRA International, Inc. Class A (a).....    105,800     6,914,030
Transaction Systems Architects, Inc.
 Class A (a)............................    232,900     4,828,017
                                                      -----------
                                                       14,797,491
                                                      -----------
CONSULTING SERVICES - 1.5%
LECG Corp. (a)..........................    190,400     3,946,992
                                                      -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 9.7%
Actuant Corp. Class A (a)...............    105,800     4,506,022
AMETEK, Inc.............................    223,200     8,452,584
IDEX Corp...............................    140,800     5,244,800
Roper Industries, Inc...................    106,800     7,227,156
                                                      -----------
                                                       25,430,562
                                                      -----------
EDUCATIONAL SERVICES - 1.5%
Career Education Corp. (a)..............    127,100     3,996,024
                                                      -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 8.2%
ATMI, Inc. (a)..........................    154,700     3,544,951
Power Integrations, Inc. (a)............    179,500     3,904,125
Semtech Corp. (a).......................    196,400     3,317,196
Thermo Electron Corp. (a)...............    232,900     5,817,842
Varian Semiconductor Equipment
 Associates, Inc. (a)...................    137,800     5,138,562
                                                      -----------
                                                       21,722,676
                                                      -----------
ENVIRONMENTAL SERVICES - 6.9%
Pioneer Natural Resources Co............    147,500     5,997,350
Republic Services, Inc. Class A.........    206,700     7,151,820
Waste Connections, Inc. (a).............    147,000     5,177,340
                                                      -----------
                                                       18,326,510
                                                      -----------
FINANCIAL SERVICES - 1.0%
CapitalSource, Inc. (a).................    124,900     2,622,900
                                                      -----------
HEALTH CARE - 14.7%
Advanced Medical Optics, Inc. (a) (l)...    149,500     5,528,510
Cytyc Corp. (a).........................    215,200     4,585,912
Kinetic Concepts, Inc. (a)..............     97,800     6,009,810
Manor Care, Inc.........................    216,400     7,216,940
Omnicare, Inc...........................    207,700     7,200,959
PacifiCare Health Systems, Inc. (a).....    133,900     8,001,864
                                                      -----------
                                                       38,543,995
                                                      -----------
HOSPITALS - 2.7%
Triad Hospitals, Inc. (a)...............    139,800     7,164,750
                                                      -----------

COMMON STOCKS, CONTINUED

                                           SHARES OR
                                           PRINCIPAL
                                           AMOUNT($)   VALUE($)
                                           ---------  -----------
HUMAN RESOURCES - 0.0%
Employee Solutions, Inc. (a) (b)......        2,483             1
                                                      -----------
INTERNET RELATED - 2.0%
Concur Technologies, Inc. (a).........      361,100     3,007,963
RSA Security, Inc. (a)................      218,200     2,343,468
                                                      -----------
                                                        5,351,431
                                                      -----------
OIL & GAS - 12.8%
Chesapeake Energy Corp................      389,300     7,490,132
Consol Energy, Inc....................      139,800     6,044,952
Denbury Resources, Inc. (a)...........      144,800     4,595,952
Massey Energy Company.................      139,500     5,037,345
Peabody Energy Corp...................      122,200     5,348,694
Smith International, Inc..............       87,400     5,084,932
                                                      -----------
                                                       33,602,007
                                                      -----------
PHARMACEUTICALS - 2.3%
Santarus, Inc. (a)....................      455,400     1,949,112
The Medicines Co. (a).................      190,992     4,077,679
                                                      -----------
                                                        6,026,791
                                                      -----------
RAILROAD EQUIPMENT - 1.8%
Wabtec Corp...........................      242,000     4,840,000
                                                      -----------
RETAIL - 5.8%
Foot Locker, Inc......................      152,100     4,054,986
P.F. Chang's China Bistro, Inc. (a)...       57,500     3,192,400
PETsMART, Inc.........................       75,100     2,001,415
Weight Watchers International, Inc.
 (a)..................................       49,400     2,062,450
Williams-Sonoma, Inc. (a).............      119,000     3,985,310
                                                      -----------
                                                       15,296,561
                                                      -----------
STEEL PRODUCERS - 1.9%
United States Steel Corp..............      114,500     4,896,020
                                                      -----------
TELECOMMUNICATIONS - 2.1%
Scientific-Atlanta, Inc...............      135,800     4,152,764
Sonus Networks, Inc. (a) (l)..........      372,300     1,280,712
                                                      -----------
                                                        5,433,476
                                                      -----------
TELECOMMUNICATIONS -- EQUIPMENT - 1.7%
Polycom, Inc. (a).....................      300,900     4,591,733
                                                      -----------
TRANSPORTATION - 1.0%
OMI Corp..............................      149,400     2,717,586
                                                      -----------
TOTAL COMMON STOCKS
 (COST $223,275,648)..................                258,889,065
                                                      -----------

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN - 2.1%

Pool of various securities for HSBC
 Family of Funds - Note 2 - Security
 Loans................................     5,583,000    5,583,000
                                                      -----------
TOTAL SECURITIES HELD AS COLLATERAL
 FOR SECURITIES ON LOAN
 (COST $5,583,000)....................                  5,583,000
                                                      -----------
TOTAL INVESTMENTS
 (COST $228,858,648)  - 100.3%........                264,472,065
                                                      -----------
                                                      -----------

--------------

Percentages indicated are based on net assets of $263,743,734.

 (a)  Represents non-income producing security.

 (b)  Represents illiquid security.

 (l)  All or a portion of the security was on loan as of April 30, 2005.

46    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

                                                               LIMITED MATURITY        FIXED INCOME             GROWTH
                                                                   PORTFOLIO             PORTFOLIO             PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in non-affiliates, at value*                        $51,914,517          $144,810,885           $50,356,060
  Investments in affiliates, at value                                 261,369             1,497,650             2,946,216
  Cash                                                                     --                    --                87,263
  Interest and dividends receivable                                   446,479             1,394,385                23,968
  Receivable for investments sold                                     998,825            13,035,308               178,637
  Prepaid expenses and other assets                                       755                 2,375                 1,288
                                                                  -----------          ------------           -----------
  TOTAL ASSETS                                                     53,621,945           160,740,603            53,593,432
                                                                  -----------          ------------           -----------
...........................................................................................................................
LIABILITIES:
  Payable for investments purchased                                   819,113             3,523,271             1,030,518
  Payable for collateral received on loaned securities              1,410,000                    --             1,120,000
  Accrued expenses and other liabilities:
     Investment management                                             17,710                52,379                21,133
     Administration                                                     2,898                 8,323                 1,629
     Fund Accounting                                                    6,508                 9,693                 7,908
     Other                                                              8,587                12,613                 4,152
                                                                  -----------          ------------           -----------
  TOTAL LIABILITIES                                                 2,264,816             3,606,279             2,185,340
                                                                  -----------          ------------           -----------
...........................................................................................................................
NET ASSETS:
  Applicable to investors' beneficial interest                    $51,357,129          $157,134,324           $51,408,092
                                                                  -----------          ------------           -----------
                                                                  -----------          ------------           -----------
  Total investments, at cost                                      $52,273,399          $142,986,874           $51,926,062
                                                                  -----------          ------------           -----------
                                                                  -----------          ------------           -----------

--------------
* The Limited Maturity Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio include securities on loan of $1,374,826; $1,100,000; $5,610,668 and $5,289,770, respectively.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    47

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

                                                                                       INTERNATIONAL
                                                                     VALUE                EQUITY           SMALL CAP EQUITY
                                                                   PORTFOLIO             PORTFOLIO             PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in non-affiliates, at value*                        $66,589,367          $212,444,224          $264,472,065
  Investments in affiliates, at value                               2,132,825                    --                    --
  Cash                                                                     --                    --                    --
  Foreign currency                                                         --             1,076,632                    --
  Interest and dividends receivable                                    85,669               944,334                19,742
  Receivable for investments sold                                          --             2,653,997             6,369,288
  Reclaims receivable                                                      --                13,014                    --
  Prepaid expenses and other assets                                     2,094                 3,776                 7,035
                                                                  -----------          ------------          ------------
  TOTAL ASSETS                                                     68,809,955           217,135,977           270,868,130
                                                                  -----------          ------------          ------------
............................................................................................................................
LIABILITIES:
  Cash overdraft                                                        7,714               299,597             1,211,961
  Payable for investments purchased                                        --                    --               121,815
  Payable for collateral received on loaned securities              5,766,400                    --             5,583,000
  Accrued expenses and other liabilities:
     Investment management                                             27,228               181,234               180,971
     Administration                                                     1,988                10,397                12,691
     Fund Accounting                                                    8,346                11,190                 8,191
     Other                                                              2,402               122,353                 5,767
                                                                  -----------          ------------          ------------
  TOTAL LIABILITIES                                                 5,814,078               624,771             7,124,396
                                                                  -----------          ------------          ------------
............................................................................................................................
NET ASSETS:
  Applicable to investors' beneficial interest                    $62,995,877          $216,511,206          $263,743,734
                                                                  -----------          ------------          ------------
                                                                  -----------          ------------          ------------
  Total investments, at cost                                      $63,465,379          $184,201,661          $228,858,648
                                                                  -----------          ------------          ------------
                                                                  -----------          ------------          ------------
  Foreign currency, at cost                                                            $  1,073,904
                                                                                       ------------
                                                                                       ------------

--------------

* The Limited Maturity Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio include securities on loan of $1,374,826; $1,100,000; $5,610,668 and $5,289,770, respectively.

48    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)
 ...............................................................................

                                                               LIMITED MATURITY        FIXED INCOME             GROWTH
                                                                   PORTFOLIO             PORTFOLIO             PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                        $1,216,007            $ 3,902,469            $       0
  Dividends                                                               --                  1,242              479,031
  Dividend income from affiliated investments                         10,095                 68,924               22,018
  Foreign tax withholding                                                 --                     --                   --
  Income from securities lending                                       3,735                  1,896                   26
                                                                  ----------            -----------            ---------
  TOTAL INVESTMENT INCOME                                          1,229,837              3,974,531              501,075
                                                                  ----------            -----------            ---------
..........................................................................................................................
EXPENSES:
  Investment management                                              116,000                325,973              130,666
  Administration                                                      11,007                 30,917               10,004
  Accounting                                                          28,457                 35,725               24,996
  Custodian                                                           10,161                 23,410               15,493
  Trustee                                                                726                  1,963                  552
  Other                                                                2,628                  6,865                1,860
                                                                  ----------            -----------            ---------
  TOTAL EXPENSES BEFORE FEE REDUCTIONS                               168,979                424,853              183,571
                                                                  ----------            -----------            ---------
  Fees reduced by Investment Advisor                                 (47,925)              (179,106)             (25,804)
                                                                  ----------            -----------            ---------
  Net Expenses                                                       121,054                245,747              157,767
                                                                  ----------            -----------            ---------
..........................................................................................................................
NET INVESTMENT INCOME (LOSS)                                       1,108,783              3,728,784              343,308
                                                                  ----------            -----------            ---------
..........................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments                                   37,089              4,210,884              600,255
Change in unrealized appreciation/depreciation from
 investments                                                        (923,847)            (5,738,464)            (615,654)
                                                                  ----------            -----------            ---------
..........................................................................................................................
Net realized/unrealized gains (losses) from investments             (886,758)            (1,527,580)             (15,399)
                                                                  ----------            -----------            ---------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $  222,025            $ 2,201,204            $ 327,909
                                                                  ----------            -----------            ---------
                                                                  ----------            -----------            ---------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    49

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)
 ...............................................................................

                                                                                       INTERNATIONAL
                                                                     VALUE                EQUITY           SMALL CAP EQUITY
                                                                   PORTFOLIO             PORTFOLIO             PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                        $        0            $     2,724          $          0
  Dividends                                                          574,983              2,907,089               633,558
  Dividend income from affiliated investments                         40,737                     --                    --
  Foreign tax withholding                                             (1,546)              (294,255)                   --
  Income from securities lending                                         250                     --                 3,270
                                                                  ----------            -----------          ------------
  TOTAL INVESTMENT INCOME                                            614,424              2,615,558               636,828
                                                                  ----------            -----------          ------------
.............................................................................................................................
EXPENSES:
  Investment management                                              169,368                791,086             1,271,129
  Administration                                                      12,162                 43,721                60,396
  Accounting                                                          24,252                 46,654                24,355
  Custodian                                                           16,351                106,695                37,424
  Trustee                                                                675                  2,528                 5,289
  Other                                                                2,178                  9,517                 3,645
                                                                  ----------            -----------          ------------
  TOTAL EXPENSES BEFORE FEE REDUCTIONS                               224,986              1,000,201             1,402,238
                                                                  ----------            -----------          ------------
  Fees reduced by Investment Advisor                                 (32,590)                                    (118,382)
  Net Expense                                                        192,396                                    1,283,856
.............................................................................................................................
NET INVESTMENT INCOME (LOSS)                                         422,028              1,615,357              (647,028)
                                                                  ----------            -----------          ------------
.............................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments                                  799,929             11,290,683            27,694,991
Change in unrealized appreciation/depreciation from
 investments                                                       2,645,658              6,609,257           (18,820,074)
                                                                  ----------            -----------          ------------
.............................................................................................................................
Net realized/unrealized gains (losses) from investments            3,445,587             17,899,940             8,874,917
                                                                  ----------            -----------          ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $3,867,615            $19,515,297          $  8,227,889
                                                                  ----------            -----------          ------------
                                                                  ----------            -----------          ------------

50    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF CHANGES IN NET ASSETS
          ......................................................................

                                                   LIMITED MATURITY PORTFOLIO                    FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2005         YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  1,108,783         $  2,685,767           $  3,728,784         $  8,004,774
  Net realized gains from investments                 37,089              350,688              4,210,884            1,234,753
  Change in unrealized
    appreciation/depreciation from
    investments                                     (923,847)             195,249             (5,738,464)             533,676
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          222,025            3,231,704              2,201,204            9,773,203
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
Proceeds from contributions                        3,166,203           19,537,952             18,435,850           47,385,442
Value of withdrawals                             (15,727,888)         (43,561,156)           (32,962,114)         (91,249,818)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (12,561,685)         (24,023,204)           (14,526,264)         (43,864,376)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                             (12,339,660)         (20,791,500)           (12,325,060)         (34,091,173)
...............................................................................................................................
NET ASSETS:
  Beginning of period                             63,696,789           84,488,289            169,459,384          203,550,557
                                                ------------         ------------           ------------         ------------
  End of period                                 $ 51,357,129         $ 63,696,789           $157,134,324         $169,459,384
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    51

HSBC INVESTOR PORTFOLIOS

          ......................................................................

                                                          GROWTH                                         VALUE
                                                         PORTFOLIO                                     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                          FOR THE SIX                                   FOR THE SIX
                                         MONTHS ENDED            FOR THE                MONTHS ENDED          FOR THE
                                        APRIL 30, 2005         PERIOD ENDED            APRIL 30, 2005        YEAR ENDED
                                          (UNAUDITED)        OCTOBER 31, 2004 (a)       (UNAUDITED)       OCTOBER 31, 2004 (a)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                     $   343,308           $    11,209             $    422,028          $   325,186
  Net realized gains (losses) from
    investments                                 600,255            (1,576,336)                 799,929              506,578
  Change in unrealized
    appreciation/depreciation from
    investments                                (615,654)            1,991,868                2,645,658            2,611,156
                                            -----------           -----------             ------------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                     327,909               426,741                3,867,615            3,442,920
                                            -----------           -----------             ------------          -----------
..............................................................................................................................
Proceeds from contributions                   8,265,585            53,535,759                8,181,805           64,069,267
Value of withdrawals                         (7,225,606)           (4,282,296)             (10,467,540)          (6,098,190)
                                            -----------           -----------             ------------          -----------
CHANGE IN NET ASSETS FROM TRANSACTIONS
 IN INVESTORS' BENEFICIAL INTEREST            1,399,979            49,253,463               (2,285,735)          57,971,077
                                            -----------           -----------             ------------          -----------
CHANGE IN NET ASSETS                          1,727,888            49,680,204                1,581,880           61,413,997
..............................................................................................................................
NET ASSETS:
  Beginning of period                        49,680,204                    --               61,413,997                   --
                                            -----------           -----------             ------------          -----------
  End of period                             $51,408,092           $49,680,204             $ 62,995,877          $61,413,997
                                            -----------           -----------             ------------          -----------
                                            -----------           -----------             ------------          -----------

--------------
(a) Growth Portfolio commenced operations on May 7, 2004.
    Value Portfolio commenced operations on May 7, 2004.

52    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          ......................................................................

                                                      INTERNATIONAL EQUITY                          SMALL CAP EQUITY
                                                            PORTFOLIO                                   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2005         YEAR ENDED           APRIL 30, 2005         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2004         (UNAUDITED)        OCTOBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                 $   1,615,357         $  3,284,091          $    (647,028)       $  (1,984,985)
  Net realized gains from investments             11,290,683           32,731,371             27,694,991           41,945,235
  Change in unrealized
    appreciation/depreciation from
    investments                                    6,609,257            3,338,622            (18,820,074)         (17,175,725)
                                               -------------         ------------          -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       19,515,297           39,354,084              8,227,889           22,784,525
                                               -------------         ------------          -------------        -------------
..............................................................................................................................
Proceeds from contributions                       20,660,980           44,516,479             16,130,849           67,718,326
Value of withdrawals                             (43,690,226)         (65,649,972)          (119,948,277)        (157,351,034)
                                               -------------         ------------          -------------        -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (23,029,246)         (21,133,493)          (103,817,428)         (89,632,708)
                                               -------------         ------------          -------------        -------------
CHANGE IN NET ASSETS                              (3,513,949)          18,220,591            (95,589,539)         (66,848,183)
..............................................................................................................................
NET ASSETS:
  Beginning of period                            220,025,155          201,804,564            359,333,273          426,181,456
                                               -------------         ------------          -------------        -------------
  End of period                                $ 216,511,206         $220,025,155          $ 263,743,734        $ 359,333,273
                                               -------------         ------------          -------------        -------------
                                               -------------         ------------          -------------        -------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    53

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                             ---------------------------------------------------------------
                                                                                                 RATIO OF NET
                                                             NET ASSETS AT       RATIO OF         INVESTMENT
                                                                END OF           EXPENSES        INCOME (LOSS)
                                                                PERIOD          TO AVERAGE        TO AVERAGE       PORTFOLIO
                                         TOTAL RETURN(C)        (000'S)        NET ASSETS(b)     NET ASSETS(b)     TURNOVER
----------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (a)                              $115,180            0.55%              4.97%         102.01%
Year ended October 31, 2002                                     149,815            0.51%              4.60%          44.04%
Year ended October 31, 2003                    4.42%             84,488            0.53%              3.70%          98.42%
Year ended October 31, 2004                    4.48%             63,697            0.57%              3.54%          50.06%
Six months ended April 30, 2005 (Unaudited)    0.42%             51,357            0.42%              3.82%          13.36%
----------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 2000                                    $226,366            0.51%              6.74%         440.49%
Year ended October 31, 2001                                     242,914            0.53%              6.53%         341.26%
Year ended October 31, 2002                                     385,802            0.48%              5.14%          77.82%
Year ended October 31, 2003                    5.80%            203,551            0.48%              4.38%          70.91%
Year ended October 31, 2004                    5.56%            169,459            0.52%              4.31%          34.88%
Six months ended April 30, 2005 (Unaudited)    1.36%            157,134            0.31%              4.57%          47.83%
----------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (a)             (0.86%)          $ 49,680            0.72%              0.06%          53.08%
Six months ended April 30, 2005 (Unaudited)    0.77%             51,408            0.61%              1.30%          43.34%
----------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (a)              6.12%           $ 61,414            0.71%              1.28%          10.33%
Six months ended April 30, 2005 (Unaudited)    6.20%             62,996            0.60%              1.31%           9.47%
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2000                                    $332,325            0.84%              0.53%          27.81%
Year ended October 31, 2001                                     275,848            0.90%              0.54%          26.90%
Year ended October 31, 2002                                     256,616            0.91%              0.63%          31.63%
Year ended October 31, 2003                   23.70%            201,805            0.96%              1.00%          68.51%
Year ended October 31, 2004                   20.29%            220,025            0.94%              1.53%         106.11%
Six months ended April 30, 2005 (Unaudited)    8.65%            216,511            0.87%              1.40%          10.99%
----------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2000                                    $369,166            0.97%             (0.60%)         79.51%
Year ended October 31, 2001                                     265,573            0.98%             (0.65%)         52.47%
Year ended October 31, 2002                                     266,217            0.99%             (0.78%)        103.90%
Year ended October 31, 2003                   33.30%            426,181            0.91%             (0.62%)        152.05%
Year ended October 31, 2004                    5.93%            359,333            0.88%             (0.52%)         81.75%
Six months ended April 30, 2005 (Unaudited)    0.60%            263,744            0.81%             (0.41%)         31.89%
----------------------------------------------------------------------------------------------------------------------------

(a) Limited Maturity Portfolio commenced operations on January 24, 2001. Value Portfolio commenced operations on May 7, 2004.
    Growth Portfolio commenced operations on May 7, 2004.
(b) Annualized for periods less than one year.
(c) Not annualized for periods less than one year.

See notes to financial statements.

54    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):

PORTFOLIO                                          SHORT NAME
---------                                          ----------
HSBC Investor Limited Maturity Portfolio           Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio               Fixed Income Portfolio
HSBC Investor Growth Portfolio                     Growth Portfolio
HSBC Investor Value Portfolio                      Value Portfolio
HSBC Investor International Equity Portfolio       International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio           Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

        Under the Portfolios' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts with their vendors and others that provide for general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('U.S.'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair

                                                  HSBC INVESTOR PORTFOLIOS    55

         HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

    value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities. When the International Equity Portfolio uses fair value pricing, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities are reflected no later than on the first business day following the trade date. However, for financial reporting purposes portfolio securities are reflected as of trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The

56    HSBC INVESTOR PORTFOLIOS

         HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

    Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    RESTRICTED SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the '1933 Act') or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At April 30, 2005, the HSBC Limited Maturity Portfolio and HSBC Fixed Income Portfolio held restricted securities representing 1.1% and 3.4% of net assets, respectively. The restricted securities held as of April 30, 2005 are identified below:

                                                                            ACQUISITION   PRINCIPAL
                      SECURITY NAME                      ACQUISITION DATE    COST ($)     AMOUNT ($)   VALUE ($)
                      -------------                      ----------------    --------     ----------   ---------
   LIMITED MATURITY PORTFOLIO
   Met Life Global Funding, 4.50%, 5/5/10                    4/27/2005         548,416      550,000      549,189
   FIXED INCOME PORTFOLIO
   AIG SunAmerica Global Financing VI, 6.30%, 5/10/11         5/2/2001         641,056      642,000      694,745
   DLJ Mortgage Acceptance Corp. IO 97 CF1 S 0.91%,
     5/15/30                                                 5/16/1997          39,123      597,801        8,572
   Farmers Exchange Capital, 7.05%, 7/15/28                  1/27/1999          38,685       38,000       40,147
   Farmers Exchange Capital, 7.05%, 7/15/28                  7/16/1999         124,402      135,000      142,629
   Farmers Exchange Capital, 7.05%, 7/15/28                  11/7/2000         178,698      215,000      227,150
   Farmers Insurance Exchange, 8.625%, 5/1/24                 5/9/1997         238,210      238,000      293,644
   FHA Weyerhauser, 7.43%, 1/1/24                            3/28/2002          75,009       79,098       79,351
   Florida Windstorm, 7.125%, 2/25/19                        5/27/1999           7,910        8,000        9,467
   Florida Windstorm, 7.125%, 2/25/19                         8/7/2000         141,181      150,000      177,506
   Florida Windstorm, 7.125%, 2/25/19                       11/28/2000         426,945      450,000      532,516
   Metropolitan Life Insurance Co., 7.80%, 11/1/25            6/2/1999          26,548       25,000       31,479
   Metropolitan Life Insurance Co., 7.80%, 11/1/25           1/18/2001         250,747      250,000      314,793
   Met Life Global Funding, 4.50%, 5/5/10                    4/27/2005       1,495,680    1,500,000    1,497,788
   PNC Institutional Capital Trust A, 7.95%, 12/15/26       12/23/1996          84,979       87,000       94,906
   PNC Institutional Capital Trust A, 7.95%, 12/15/26         4/8/1997          95,171      100,000      109,087
   Prudential Insurance Co., 8.30%, 7/1/25                   7/31/1998          59,555       53,000       70,788
   Prudential Insurance Co., 8.30%, 7/1/25                   1/27/1999         215,152      180,000      240,411
   Prudential Insurance Co., 8.30%, 7/1/25                   9/23/1999         157,330      150,000      200,342
   Prudential Insurance Co., 8.30%, 7/1/25                    2/3/2000         170,517      165,000      220,376
   RAS Laffan Liquid Natural Gas, 8.29%, 3/15/14            11/24/1998          41,156       48,000       55,929
   RAS Laffan Liquid Natural Gas, 8.29%, 3/15/14            11/25/1998         176,670      200,000      233,041
   RAS Laffan Liquid Natural Gas, 8.29%, 3/15/14             3/19/2001         100,301      100,000      116,521

    SECURITY LOANS:

        To generate additional income, the Portfolios may lend up to 33 1/3% of their respective assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of HSBC, the consideration which can be earned currently from such securities loans justifies the attendant

                                                  HSBC INVESTOR PORTFOLIOS    57

         HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

    risks. Loans are subject to termination by the Portfolios or the borrower at any time and are, therefore, not considered to be illiquid investments. As of April 30, 2005, the following Portfolios had collateral and loaned securities as follows:

                                                                               VALUE OF
                                                                  VALUE         LOANED
                       SECURITY TYPE                          OF COLLATERAL   SECURITIES
                       -------------                          -------------   ----------
Limited Maturity Portfolio..................................   $1,410,000     $1,374,826
Growth Portfolio............................................    1,120,000      1,100,000
Value Portfolio.............................................    5,766,400      5,610,668
Small Cap Equity Portfolio..................................    5,583,000      5,289,770

        The cash collateral received by the Portfolios was invested in a pooled account by HSBC Bank USA, and at April 30, 2005, the pooled account consisted of the following:

                                                             MARKET         MATURITY      MATURITY
          SECURITY TYPE              SECURITY NAME           VALUE            RATE          DATE
          -------------              -------------           -----            ----          ----
Repurchase Agreement               Nomura Securities      $511,549,400       2.94%        5/02/05
                                   International, Inc.

    LINE OF CREDIT:

        The Portfolios participate in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, the Portfolios may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

        During the period ended April 30, 2005, The Fixed Income Portfolio had borrowed against the Line of Credit an amount of $389,711 in one advance over a total of 3 days, for an average amount outstanding during the period of $389,711. The interest amount charged was $93 at a rate of 2.87%.

    EXPENSE ALLOCATION:

        Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, or another appropriate basis. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Waddell & Reed Investment Management Company, NWQ Investment Management Co., LLC, AllianceBernstein Investment Research and Management, and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the Growth Portfolio, Value Portfolio, International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC.

58    HSBC INVESTOR PORTFOLIOS

         HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.575%
In excess of $50 million but not exceeding $95 million......   0.450%
In excess of $95 million but not exceeding $150 million.....   0.200%
In excess of $150 million but not exceeding $250 million....   0.400%
In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $500 million..........................................   0.525%
In excess of $500 million but not exceeding $1 billion......   0.475%
In excess of $1 billion.....................................   0.425%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $25 million...........................................   0.950%
In excess of $25 million but not exceeding $50 million......   0.800%
In excess of $50 million but not exceeding $250 million.....   0.675%
In excess of $250 million...................................   0.625%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management LLC receive in aggregate, a fee accrued daily and paid monthly at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers, except for the Chief Compliance Officer as described below, are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives, from the Portfolios, a fee accrued daily and paid monthly at an annual rate of:

                                                  HSBC INVESTOR PORTFOLIOS    59

         HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $8 billion............................................   0.0375%
In excess of $8 billion but not exceeding $9.25 billion.....   0.0350%
In excess of $9.25 billion but not exceeding $12 billion....   0.0250%
In excess of $12 billion....................................   0.0150%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets. BISYS Ohio may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Portfolios. In addition, BISYS provides an employee to serve as Chief Compliance Officer for the Portfolios including providing certain related services, for which it receives an additional fee.

        On June 13, 2005 the Board approved a proposal for HSBC to serve as the Administrator of the Portfolios, which will be effective July 1, 2005 under the same compensation structure as those currently with BISYS. In addition, the Board approved a proposal for BISYS to serve as the sub-Administrator to HSBC, in which BISYS will be compensated directly by HSBC effective July 1, 2005.

    FUND ACCOUNTING AND CUSTODIAN:

        BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual fee per Portfolio, including reimbursement of certain expenses, from each Portfolio accrued daily and paid monthly. HSBC serves as custodian to the Limited Maturity Portfolio, Fixed Income Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio. Compensation HSBC receives for services to the Portfolios as custodian is presented in the Statement of Operations as custodian fees.

    OTHER:

        For its service as security lending agent, HSBC Bank USA (see note 2-Security Loans), receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Portfolios. The fees collected by HSBC Bank USA for the period ended April 30, 2005 were:

PORTFOLIO
---------
Limited Maturity Portfolio..................................   $   364
Fixed Income Portfolio......................................       567
Growth Portfolio............................................        27
Value Portfolio.............................................       216
Small Cap Equity Portfolio..................................     1,580

        The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the six months ended April 30, 2005, affiliated broker/dealers did not receive any commissions on the execution of trades related to the HSBC Investor Family of Funds.

60    HSBC INVESTOR PORTFOLIOS

         HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

4.  INVESTMENT TRANSACTIONS:

        For the period ended April 30, 2005, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                       PURCHASES           SALES        PURCHASES OF
                                    (EXCLUDING U.S.   (EXCLUDING U.S.       U.S.       SALES OF U.S.
                                      GOVERNMENT)       GOVERNMENT)      GOVERNMENT     GOVERNMENT
                                      -----------       -----------      ----------     ----------
Limited Maturity Portfolio........   $  5,752,715      $ 13,382,032     $ 1,589,250     $ 5,255,770
Fixed Income Portfolio............     56,596,884        41,323,235      10,954,876      18,195,981
Growth Portfolio..................     25,709,381        21,845,959              --              --
Value Portfolio...................      7,532,682         5,742,859              --              --
International Portfolio...........     25,098,539        49,443,298              --              --
Small Cap Equity Portfolio........    112,889,492       225,600,872              --              --

5.  FEDERAL INCOME TAX INFORMATION:

        At April 30, 2005, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                   NET UNREALIZED
                                                 TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
PORTFOLIO NAME                      TAX COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
--------------                      --------      ------------    --------------   --------------
Limited Maturity Portfolio......  $ 52,273,399    $   360,257      $   (457,770)    $   (97,513)
Fixed Income Portfolio..........   142,997,102      4,660,354        (1,348,921)      3,311,433
Growth Portfolio................    52,165,807      2,668,730        (1,532,261)      1,136,469
Value Portfolio.................    63,503,904      7,330,290        (2,112,002)      5,218,288
International Portfolio.........   184,892,265     32,038,580        (4,486,621)     27,551,959
Small Cap Equity Portfolio......   230,365,955     45,178,479       (11,072,369)     34,106,110

6.  PAYMENTS FROM AFFILIATE:

        During the period ended April 30, 2005, HSBC reimbursed certain advisory fees by some of the Portfolios related to violations of certain investment policies and limitations. HSBC also reimbursed the Portfolios for interest on these amounts. The amounts, along with the corresponding impact to the net expense ratio, net income ratio, and total return for the period ended April 30, 2005, are as follows:

                                                                                 NET      NET
                                          ADVISORY                             EXPENSE   INCOME   TOTAL
FUND                                      FEES (1)   INTEREST (2)    TOTAL      RATIO    RATIO    RETURN
----                                      --------   ------------    -----      -----    -----    ------
Limited Maturity Portfolio..............  $ 45,832     $ 2,093      $ 47,925    0.16%    0.17%    0.00%
Fixed Income Portfolio..................   171,285       7,821       179,106    0.21%    0.22%    0.00%
Growth Portfolio........................    24,678       1,126        25,804    0.09%    0.09%    0.00%
Value Portfolio.........................    31,167       1,423        32,590    0.10%    0.10%    0.00%
Small Cap Equity Portfolio..............   113,213       5,169       118,382    0.07%    0.07%    0.00%
                                          --------     -------      --------
    Total...............................  $386,175     $17,632      $403,807

--------------

(1) Amounts relate to the reimbursement of advisory fees on the investment in certain investment companies and are included in 'Fees reduced by the Investment Advisor' on the Statements of Operations.

(2) Amounts relate to the reimbursement of computed interest on the amounts noted in (1) are included in 'Other income' on the Statements of Operations.

7.  INVESTMENT ADVISOR CONTRACT APPROVAL:

        Each Board of Trustees including the non-interested Trustees (the 'Board of Trustees') of HSBC Investor Funds, HSBC Advisor Funds and HSBC Portfolios approved renewal of the investment advisory agreement, and, where

                                                  HSBC INVESTOR PORTFOLIOS    61

         HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

    applicable, sub-advisory agreement (collectively, 'Advisory Contracts') with respect to each Trust's respective Funds or Portfolios at an in-person meeting held on December 13, 2004. In determining whether it was appropriate to approve each Advisory Contract, each Board of Trustees requested information, provided by the Adviser, and, where applicable, Sub-Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided, each Board of Trustees determined that each Advisory Contract is consistent with the best interests of each Fund and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders. Each Board of Trustees made these determinations on the basis of the following considerations, among others:

         -- The investment advisory fees payable to the Adviser and, where applicable, Sub-Adviser under each Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with each Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

         -- Each Advisory Contract did not increase the level of current investment advisory fees or overall operating expenses of each Fund over historical fee and expense levels;

         -- The nature, quality and extent of the investment advisory services provided by the Adviser and, where applicable, Sub-Adviser to each Fund, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

         -- The Adviser's and, where applicable, Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

         -- The Adviser's entrepreneurial commitment to the management and success of each Fund, which could entail a substantial commitment of resources to the successful operation of each Fund; and

         -- The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser, and, where applicable, Sub-Adviser.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, each Board of Trustees unanimously approved the respective Advisory Contract with respect to the Funds and Portfolios.

        New Advisory Contract between the Adviser and the Sub-Advisers to the Growth and Income Fund and Mid-Cap Fund ('collectively, the Agreements') were approved by the Board of Trustees of HSBC Investor Funds, with respect to the Growth and Income Fund and the Mid-Cap Fund, at a meeting of the Board of Trustees held on March 7-8, 2005. The Agreements were approved by the shareholders of the respective Funds at a meeting of the shareholders held on April 18, 2005.

        In determining whether to approve the Agreements, the Board of Trustees requested and received extensive materials and information from the Adviser to assist them in considering the approval of the Agreements. Based on its review of the information requested and provided, and the discussions with management of the Adviser, the Board of Trustees determined that approval of the Agreements was consistent with the best interests of each Fund and its shareholders, and would enable each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of that Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

         -- Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board of Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and each Fund's Sub-Adviser, in light of the high quality services provided to the other manager-of-manager mutual funds advised by the Adviser, and each Fund's Sub-Adviser's historic performance managing accounts having similar investment objectives as the Funds. The Board of Trustees also considered the services provided by the Adviser such as supervision of Fund operations and compliance and regulatory filings as well as disclosures to shareholders, general oversight of service providers and coordination of Fund marketing initiatives. The Board of Trustees considered the Adviser's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful

62    HSBC INVESTOR PORTFOLIOS

         HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

             operation of the Funds, as well as the Adviser's agreement to waive 0.05% of its advisory fee for a period of at least one year with respect to each Fund.

         -- Investment Performance of the Fund, Adviser and Sub-Advisers. The Board of Trustees considered short- and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds, as well as each Fund's sub-adviser's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding each Fund's peer groups, noting in particular that the proposed combined advisory and sub-advisory fees were competitive with the advisory fees charged by other funds in each Fund's peer group.

         -- Costs of Services and Profits Realized by the Adviser. The Board of Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Board of Trustees considered that the combined management fees under the Agreements would increase the investment advisory fees of the Funds by 0.05%, with respect to the Growth and Income Fund, and 0.20%, with respect to the Mid-Cap Fund, over historical fee levels (no increase with respect to the Growth and Income Fund and 0.15% with respect to the Mid-Cap Fund after giving effect to the Adviser's agreement to waive 0.05% of its advisory fee under the New Agreement), but concluded that the combined advisory fees payable to the Adviser and each Fund's Sub-Adviser are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds.

         -- Other Relevant Considerations-Adviser Personnel. The Board of Trustees considered the Adviser's representations regarding the Adviser's manager-of-managers staffing and capabilities to oversee each Fund's Sub-Adviser and the sub-adviser's staffing and capabilities to manage the Fund. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and each Fund's Sub-Adviser.

    Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements with respect to the Growth and Income Fund and the Mid-Cap Fund.

                                                  HSBC INVESTOR PORTFOLIOS    63

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          TABLE OF SHAREHOLDER EXPENSES -- APRIL 30, 2005 (UNAUDITED)
          ......................................................................

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 through April 30, 2005.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                  BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                   11/1/04         4/30/05        11/1/04-4/30/05          11/1/04-4/30/05
                                   -------         -------        ---------------          ---------------
Limited Maturity Portfolio....    1,000.00        1,004.20               2.09                   0.42%
Fixed Income Portfolio........    1,000.00        1,013.60               1.55                   0.31%
Growth Portfolio..............    1,000.00        1,007.70               3.04                   0.61%
Value Portfolio...............    1,000.00        1,062.00               3.07                   0.60%
International Portfolio.......    1,000.00        1,086.50               4.50                   0.87%
Small Cap Portfolio...........    1,000.00        1,006.00               4.03                   0.81%

--------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

64    HSBC INVESTOR PORTFOLIOS

         HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         TABLE OF SHAREHOLDER EXPENSES -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
         .......................................................................

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                   11/1/04         4/30/05        11/1/04-4/30/05          11/1/04-4/30/05
                                   -------         -------        ---------------          ---------------
Limited Maturity Portfolio....    1,000.00        1,022.76              2.11                    0.42%
Fixed Income Portfolio........    1,000.00        1.023.31              1.56                    0.31%
Growth Portfolio..............    1,000.00        1,021.77              3.06                    0.61%
Value Portfolio...............    1,000.00        1,021.82              3.01                    0.60%
International Portfolio.......    1,000.00        1,020.48              4.36                    0.87%
Small Cap Portfolio...........    1,000.00        1,020.78              4.06                    0.81%

--------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                  HSBC INVESTOR PORTFOLIOS    65

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

SHAREHOLDER MEETING RESULTS (UNAUDITED)

At a Special Meeting of Shareholders held on March 21, 2005, a proposal to elect seven nominees was approved on behalf of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the 'Trusts'). The number of shares voted for, against or abstained are as follows:

HSBC INVESTOR FUNDS

                                                                   FOR          AGAINST     ABSTAIN
                                                                   ---          -------     -------
Stephen J. Baker............................................  4,013,227,309   396,540,860      0
Richard A. Brealey..........................................  4,013,550,074   396,218,095      0
Frederick C. Chen...........................................  4,012,525,304   397,242,865      0
Alan A. Parsow..............................................  4,013,083,446   396,684,723      0
Thomas F. Robards...........................................  4,013,262,198   396,505,971      0
Larry M. Robbins............................................  4,012,517,654   397,250,515      0
Michael Seely...............................................  4,013,282,990   396,485,179      0

HSBC ADVISOR FUNDS TRUST

                                                                  FOR       AGAINST   ABSTAIN
                                                                  ---       -------   -------
Stephen J. Baker............................................  520,578,380   72,648       0
Richard A. Brealey..........................................  520,578,380   72,648       0
Frederick C. Chen...........................................  520,651,028        0       0
Alan A. Parsow..............................................  520,627,071   23,957       0
Thomas F. Robards...........................................  520,627,071   23,957       0
Larry M. Robbins............................................  520,622,082   28,946       0
Michael Seely...............................................  520,627,071   23,957       0

HSBC INVESTOR PORTFOLIOS

                                                                 FOR       AGAINST   ABSTAIN
                                                                 ---       -------   -------
Stephen J. Baker............................................  63,969,810   59,867       0
Richard A. Brealey..........................................  63,975,736   53,941       0
Frederick C. Chen...........................................  63,984,270   45,407       0
Alan A. Parsow..............................................  63,978,788   50,889       0
Thomas F. Robards...........................................  63,958,729   70,948       0
Larry M. Robbins............................................  63,972,348   57,329       0
Michael Seely...............................................  63,963,174   66,504       0

66    HSBC INVESTOR PORTFOLIOS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Funds voting record for the 12 month period ending June 30, 2005 is available at the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

HSBC Investor LifeLine Funds:

INVESTMENT ADVISER
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
   HSBC Investor Growth Portfolio
   Waddell & Reed Investment Management Company
   6300 Lamar Avenue
   Overland Park, KS 66202

   HSBC Investor Value Portfolio
   NWQ Investment Management Co., LLC
   2049 Century Park East, 16th Floor
   Los Angeles, CA 90067

   HSBC Investor International Equity Portfolio
   AllianceBernstein Investment Research and Management
   1345 Avenue of the Americas, 39th Floor
   New York, NY 10105

   HSBC Investor Small Cap Equity Portfolio
   Westfield Capital Management Company
   One Financial Center
   Boston, MA 02111

SHAREHOLDER SERVICING AGENTS
   For HSBC Bank USA, N.A. and
   HSBC Securities (USA) Inc. Clients
   HSBC Bank USA, N.A.
   452 Fifth Avenue
   New York, NY 10018
   1-888-525-5757

   For All Other Shareholders
   HSBC Investor Funds
   P.O. Box 182845
   Columbus, OH 43218-2845
   1-800-782-8183

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS
   HSBC Investor Limited Maturity Portfolio
   HSBC Investor Fixed Income Portfolio
   HSBC Investor Growth Portfolio
   HSBC Investor Value Portfolio
   HSBC Investor Small Cap Equity Portfolio
   HSBC Bank USA
   452 Fifth Avenue
   New York, NY 10018

   HSBC Investor International Equity Portfolio
   Investors Bank & Trust Company
   200 Clarendon Street - 16th Floor
   Boston, MA 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

Legal Counsel
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006







The HSBC LifeLine Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

HSB-0008                                                                   06/05





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Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
     Not applicable - only for annual reports.

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable - only for annual reports.

Item 4. Principal Accountant Fees and Services.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.





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         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

             (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable - only for annual reports.

Item 5. Audit Committee of Listed Registrants.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
         Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 'SS'210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment





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adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the





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registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) HSBC Investor Funds


By (Signature and Title)   /s/ Richard A. Fabietti
                        --------------------------------------------------------
                           Richard A. Fabietti
                           President


Date       June 29, 2005
     --------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /s/ Richard A. Fabietti
                           -----------------------------------------------------
                           Richard A. Fabietti
                           President


Date       June 29, 2005
     --------------------------


By (Signature and Title)   /s/ Troy A. Sheets
                           -----------------------------------------------------
                           Troy A. Sheets
                           Treasurer


Date       June 29, 2005
     --------------------------




                         STATEMENT OF DIFFERENCES
                         ------------------------
The trademark symbol shall be expressed as............................... 'TM'
The registered trademark symbol shall be expressed as.................... 'r'
The dagger symbol shall be expressed as.................................. 'D'
The section symbol shall be expressed as................................. 'SS'